 Filed Pursuant to Rule 497
 Registration No. 333-217302
This prospectus supplement relates to an effective registration statement under the Securities Act of 1933, but is not complete and may be changed. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Subject to Completion, dated April 11, 2018
PRELIMINARY PROSPECTUS SUPPLEMENT
(to Prospectus dated June 16, 2017)
OFS Capital Corporation
$43,750,000
% Notes due 2025
OFS Capital Corporation, a Delaware corporation, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments.
We are managed by OFS Capital Management, LLC. OFS Capital Services, LLC provides the administrative services necessary for us to operate.
We are offering $     million in aggregate principal amount of      % notes due 2025, which we refer to as the Notes. The Notes will mature on            , 2025. We will pay interest on the Notes on January 31, April 30, July 31 and October 31 of each year, beginning July 31, 2018. We may redeem the Notes in whole or in part at any time or from time to time on or after            , at the redemption price of 100% of the aggregate principal amount thereof plus accrued and unpaid interest, as discussed under the section titled “Description of the Notes — Optional Redemption” in this prospectus supplement. The Notes will be issued in minimum denominations of  $25 and integral multiples of  $25 in excess thereof.
The Notes will be our direct unsecured obligations and rank pari passu, which means equal in right of payment, with all outstanding and future unsecured indebtedness issued by us. Because the Notes will not be secured by any of our assets, they will be effectively subordinated to all of our existing and future secured unsubordinated indebtedness (or any indebtedness that is initially unsecured as to which we subsequently grant a security interest), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under our senior secured revolving credit facility with Pacific Western Bank, or PWB, as amended (the “PWB Credit Facility”), of which we had $38.2 million outstanding as of April 9, 2018. The Notes will be structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including OFS SBIC I LP (“SBIC I LP”), since the Notes will be obligations exclusively of OFS Capital Corporation and not of any of our subsidiaries. As of April 9, 2018, our subsidiaries had total indebtedness outstanding of  $149.9 million. None of our subsidiaries is a guarantor of the Notes and the Notes will not be required to be guaranteed by any subsidiary we may acquire or create in the future. For further discussion, see the section titled “Description of the Notes” in this prospectus supplement.
The Notes will also rank pari passu with, or equal to, our general liabilities (total liabilities, less debt). In total, these general liabilities were $4.6 million as of December 31, 2017. We currently do not have outstanding debt that is subordinated to the Notes and do not currently intend to issue indebtedness that expressly provides that it is subordinated to the Notes. Therefore, the Notes will not be senior to any of our indebtedness or obligations.
We intend to list the Notes on The Nasdaq Global Select Market, and we expect trading to commence thereon within 30 days of the original issue date under the trading symbol “OFSL”. The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes, and there can be no assurance that one will develop.
This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in the Notes. Please read this prospectus supplement and the accompanying prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (“SEC”). The information is available free of charge, and security holders may make inquiries by contacting us at OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, or by calling us collect at (847) 734-2000 or on our website at www.ofscapital.com. The SEC maintains a website at www.sec.gov where such information is available without charge. Information contained on our website is not incorporated by reference into this prospectus supplement and the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement and the accompanying prospectus.
Investing in our Notes involves a high degree of risk, including the risk of leverage. Before buying any Notes, you should read the discussion of the material risks of investing in us in “Risk Factors” beginning on page S-20 of this prospectus supplement and page 1 of the accompanying prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
	Per Note	Total
Public offering price	$	$
Underwriting discount (sales load and commissions)	$	$
Proceeds, before expenses, to us (1)	$	$

(1)
We estimate that we will incur approximately $350,000 in offering expenses in connection with this offering.

The underwriters may also purchase up to an additional $     total aggregate principal amount of Notes offered by this prospectus supplement and the accompanying prospectus, solely to cover over-allotments, if any, on or before April 30, 2018. If the underwriters exercise this option in full, the total public offering price will be $    , the total underwriting discount (sales load and commissions) paid by us will be $    , and total proceeds, before expenses, will be $    .
THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
Delivery of the Notes in book-entry form only through The Depository Trust Company, known as DTC, will be made on or about            , 2018.
Joint Book-running Managers
Ladenburg Thalmann	Janney Montgomery Scott
Lead Managers
B. Riley FBR	BB&T Capital Markets	National Securities Corporation
The date of this prospectus supplement is April  , 2018.

PROSPECTUS SUPPLEMENT
PROSPECTUS
S-i

S-ii

ABOUT THIS PROSPECTUS SUPPLEMENT
This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of the Notes and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the headings “Available Information,” “Prospectus Supplement Summary,” and “Risk Factors” before investing in the Notes.
You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any Notes by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of the Notes. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.
S-iii

PROSPECTUS SUPPLEMENT SUMMARY
This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should read the entire prospectus supplement and the accompanying prospectus carefully, including “Risk Factors” sections included in the prospectus supplement and accompanying prospectus. Throughout this prospectus supplement and the accompanying prospectus, we refer to OFS Capital Corporation and its consolidated subsidiaries as the “Company,” “we,” “us” or “our;” OFS Capital Management, LLC as “OFS Advisor” or the “Advisor;” and OFS Capital Services, LLC as “OFS Services” or the “Administrator.”
OFS Capital Corporation
We are an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the 1940 Act, which imposes certain investment restrictions on our portfolio. Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. Our investment strategy focuses primarily on investments in middle-market companies in the United States. We use the term “middle-market” to refer to companies that may exhibit one or more of the following characteristics: number of employees between 150 and 2,000; revenues between $15 million and $300 million; annual earnings before interest, taxes, depreciation and amortization (“EBITDA”), between $3 million and $50 million; generally, private companies owned by private equity firms or owners/operators; and enterprise value between $10 million and $500 million. For additional information about how we define the middle-market, see “The Company — Investment Criteria/Guidelines” in the accompanying prospectus.
As of December 31, 2017, we held debt and equity investments in 37 portfolio companies with an aggregate fair value of  $277.5 million. As of December 31, 2017, 70% of our investment portfolio was comprised of senior secured loans, 18% of subordinated loans and 11% of equity investments, at fair value.
Our investment strategy focuses primarily on middle-market companies in the United States, including senior secured loans, which includes first-lien, second-lien and unitranche loans, as well as subordinated loans and, to a lesser extent, warrants and other equity securities. We also may invest up to 30% of our portfolio in opportunistic investments of portfolio companies not otherwise eligible under BDC regulations. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds, as well as in debt of middle-market companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act.
We execute our investment strategy, in part, through SBIC I LP, a licensee under the U.S. Small Business Administration (“SBA”) Small Business Investment Company (“SBIC”) program. The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA leverage funding is subject to SBIC I LP’s payment of certain fees to the SBA, and the ability of SBIC I LP to draw on the leverage commitment is subject to its compliance with SBA regulations and policies, including an audit by the SBA. For additional information regarding the regulation of SBIC I LP, see “Regulation — Small Business Investment Company Regulations” in the accompanying prospectus.
On a stand-alone basis, SBIC I LP held approximately $251.6 million and $247.5 million in assets, or approximately 70% and 81% of our total consolidated assets at December 31, 2017 and December 31, 2016, respectively.
Our investment activities are managed by OFS Advisor and supervised by our board of directors, a majority of whom are independent of us, OFS Advisor and its affiliates. Under the investment advisory agreement between us and OFS Advisor (the “Investment Advisory Agreement”), we have agreed to pay OFS Advisor an annual base management fee based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds and including assets owned by any consolidated entity) as well as an incentive fee based on our investment performance. We have elected to exclude from the base management fee calculation any base management fee that would be owed in respect of the intangible asset and goodwill resulting from our acquisitions of the remaining ownership interests in SBIC I LP and SBIC I GP, LLC (“SBIC I GP”) on December 4, 2013 (“SBIC Acquisition”). OFS Advisor also serves as the investment adviser to collateralized loan obligation (“CLO”) funds and other assets, including Hancock Park Corporate Income, Inc. (“HPCI”), a non-traded BDC with an investment strategy similar to ours. OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy.
We have also entered into an administration agreement (“Administration Agreement”) with OFS Services. Under our Administration Agreement, we have agreed to reimburse OFS Services for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by OFS Services in performing its obligations under the Administration Agreement.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our assets, as defined by the 1940 Act, are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.
We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to 50% of our asset base, or 66 2∕3% if certain conditions are met). We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock.
We have elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders.
As a BDC, we are required to meet a coverage ratio of the value of total assets to senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200% (or 150% if certain requirements are met). The Company received exemptive relief from the SEC effective November 26, 2013, which allows us to exclude our SBA guaranteed debentures from the definition of senior securities in the statutory asset coverage ratio under the 1940 Act.
The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the BDC to do so. On October 12, 2016, we received exemptive relief from the SEC to permit us to co-invest in portfolio companies with certain other funds managed by OFS Advisor (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

Organizational Structure

Public Investors
Orchard First Source Asset Management, LLC (OFSAM)
77.9%
22.1%
100%
100%
100%
OFS Capital Corporation (OFS Capital)
Administration Agreement
OFS Capital Services, LLC (OFS Services)
OFS Capital Management, LLC (OFS Advisor)
Orchard First Source Capital, Inc. (OFSC)
Investment Advisory Agreement
Staffing Agreement
Staffing Agreement
100%
99%
100%
OFS Capital WM, LLC
OFS SBIC I, LP (SBIC I LP)
OFS SBIC I, GP
1%

About OFS and Our Advisor
OFS (which refers to the collective activities and operations of Orchard First Source Asset Management, LLC (“OFSAM”) and its subsidiaries and certain affiliates) is a full-service provider of capital and leveraged finance solutions to U.S. corporations. As of December 31, 2017, OFS had 45 full-time employees. OFS is headquartered in Chicago, Illinois and also has offices in New York, New York and Los Angeles, California.
Our investment activities are managed by OFS Advisor, our investment adviser. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and a wholly-owned subsidiary of OFSAM.
Our relationship with OFS Advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. OFS Advisor provides us with advisory services in exchange for a base management fee and incentive fee; see “Management and Other Agreements — Investment Advisory Agreement” in the accompanying prospectus. The base management fee is based on our total assets (other than cash and cash equivalents, and the intangible asset and goodwill resulting from the SBIC Acquisition; but including assets purchased with borrowed funds, and assets owned by any consolidated entity) and, therefore, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance.
OFS Advisor has entered into a Staffing Agreement (the “Staffing Agreement”) with Orchard First Source Capital, Inc. (“OFSC”), a wholly-owned subsidiary of OFSAM. Under the Staffing Agreement, OFSC makes experienced investment professionals available to OFS Advisor and provides access to the senior investment personnel of OFS and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by OFS and its affiliates in the ordinary course of their businesses and commits the members of OFS Advisor’s investment committee to serve in that capacity. As our investment adviser, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.
OFS Advisor capitalizes on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. The senior management team of OFS, including Bilal Rashid, Jeff Cerny and Mark Hauser, provides services to OFS Advisor. These managers have developed a broad network of contacts within the investment community and possess an average of over 20 years of experience investing in debt and equity securities of middle-market companies. In addition, these managers have extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of middle-market companies. See “Portfolio Management” in the accompanying prospectus for additional information regarding our portfolio managers.
Our Administrator
We do not have any direct employees, and our day-to-day investment operations are managed by OFS Advisor. We have a chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary and, to the extent necessary, our board of directors may elect to appoint additional officers going forward. Our officers are employees of OFSC, an affiliate of OFS Advisor, and a portion of the compensation paid to our officers is paid by us pursuant to the Administration Agreement. All of our executive officers are also officers of OFS Advisor.
OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and recordkeeping services at such facilities. OFS Services oversees our financial reporting as well as prepares our reports to stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. OFS Services also manages the determination and publication of our net asset value and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. To the extent that OFS Services outsources any of its functions, we will pay the fees associated with such functions at cost, on a direct basis.
Market Opportunity
Our investment strategy is focused primarily on investments in middle-market companies in the United States. We find the middle-market attractive for the following reasons:
Large Target Market.   According to the U.S. Census Bureau in its 2012 economic census, there were approximately 197,000 companies in the United States with annual revenues between $10 million and $2.5 billion, compared with approximately 1,300 companies with revenues greater than $2.5 billion. We believe that these middle-market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have historically constituted the vast bulk of OFS’s portfolio companies since its inception and constituted the vast bulk of our portfolio as of December 31, 2017. We believe that this market segment will continue to produce significant investment opportunities for us.
Specialized Lending Requirements with High Barriers to Entry.   We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to private middle-market companies in the United States (a) is generally more labor-intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (b) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (c) may also require more extensive ongoing monitoring by the lender. As a result, middle-market companies historically have been served by a limited segment of the lending community. As a result of the unique challenges facing lenders to middle-market companies, we believe that there are high barriers to entry that a new lender must overcome.

Robust Demand for Debt Capital.   We believe that private equity firms have significant committed but uncalled capital, a large portion of which is still available for investment in the United States. Subject to market conditions, we expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us.
Competitive Strengths and Core Competencies
Deep Management Team Experienced in All Phases of Investment Cycle and Across All Levels of the Capital Structure.   We are managed by OFS Advisor, which has access through the Staffing Agreement with OFSC to the resources and expertise of OFS’s investment professionals. As of December 31, 2017, OFS’s credit and investment professionals (including all investment committee members) employed by OFSC had an average of over 15 years of investment experience with strong institutional backgrounds.
Significant Investment Capacity.   The net proceeds of equity and debt offerings and borrowing capacity under our credit facilities will provide us with a substantial amount of capital available for deployment into new investment opportunities in our targeted asset class.
Scalable Infrastructure Supporting the Entire Investment Cycle.   We believe that our loan acquisition, origination and sourcing, underwriting, administration and management platform is highly scalable (that is, it can be expanded on a cost-efficient basis within a timeframe that meets the demands of business growth). Our platform extends beyond origination and sourcing and includes a regimented credit monitoring system. We believe that our careful approach, which involves ongoing review and analysis by an experienced team of professionals, should enable us to identify problems early and to assist borrowers before they face difficult liquidity constraints.
Extensive Loan Sourcing Capabilities.   OFS Advisor gives us access to the deal flow of OFS. We believe OFS’s 20-year history as a middle-market lending platform and its market position make it a leading lender to many sponsors and other deal sources, especially in the currently under-served lending environment, and we have extensive relationships with potential borrowers and other lenders.
Structuring with a High Level of Service and Operational Orientation.   We provide client-specific and creative financing structures to our portfolio companies. Based on our experience in lending to and investing in middle-market companies, we believe that the middle-market companies we target, as well as sponsor groups we may pursue, require a higher level of service, creativity and knowledge than has historically been provided by other service providers more accustomed to participating in commodity-like loan transactions.
Rigorous Credit Analysis and Approval Procedures.   OFS Advisor utilizes the established, disciplined investment process of OFS for reviewing lending opportunities, structuring transactions and monitoring investments. Using OFS’s disciplined approach to lending, OFS Advisor seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and, where appropriate, the implementation of restrictive debt covenants.
Structure of Investments
We anticipate that our loan portfolio will continue to contain investments of the following types with the following characteristics:
Senior Secured First-Lien Loans.   First-lien senior secured loans comprise, and will continue to comprise, a significant portion of our investment portfolio. We obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of these loans (in certain cases, subject to a payment waterfall). The collateral takes the form of first-priority liens on specified assets of the portfolio company borrower and, typically, first-priority pledges of the ownership interests in the borrower. Our first lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in the financial statements included elsewhere in this prospectus supplement.

Senior Secured Unitranche Loans.   Unitranche loans are loans that combine both senior and subordinated debt into one loan under which the borrower pays a single blended interest rate that is intended to reflect the relative risk of the secured and unsecured components. We typically structure our unitranche loans as senior secured loans. We obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of these loans. This collateral takes the form of first-priority liens on the assets of a portfolio company and, typically, first-priority pledges of the ownership interests in the company. We believe that unitranche lending represents a significant growth opportunity for us, offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest to us than we might realize in a traditional multi-tranche structure. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, we will be the sole lender, or we, together with our affiliates, will be the sole lender, of unitranche loans, which can afford us additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of under performance. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in the financial statements included elsewhere in this prospectus supplement.
Senior Secured Second-lien Loans.   Second-lien senior secured loans obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of such loans. This collateral typically takes the form of second-priority liens on the assets of a portfolio company, and we may enter into an inter-creditor agreement with the holders of the portfolio company’s first-lien senior secured debt. These loans typically provide for no contractual loan amortization in the initial years of the facility, with all amortization deferred until loan maturity. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in the financial statements included elsewhere in this prospectus supplement.
Subordinated (“Mezzanine”) Loans.   These investments are typically structured as unsecured, subordinated loans that typically provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically will have interest-only payments (often representing a combination of cash pay and payment-in-kind (“PIK”) interest) in the early years, with amortization of principal deferred to maturity. Mezzanine loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Mezzanine investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. Mezzanine loans often include a PIK feature (meaning a feature allowing for the payment of interest in the form of additional principal amount of the loan instead of in cash), which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan. These loans are categorized as Subordinated Loans in our consolidated schedule of investments included in the financial statements included elsewhere in this prospectus supplement.
Equity Securities.   Equity securities typically consist of either a direct minority equity investment in common or membership/partnership interests or preferred stock of a portfolio company and are typically not control-oriented investments. Our preferred equity investments typically contain a fixed dividend yield based on the par value of the equity security. Preferred equity dividends may be paid in cash at a stipulated date, usually quarterly and are participating and/or cumulative. We may structure such equity investments to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights, which grants us the right to register our equity interest when either the portfolio company or another investor in the portfolio company files a registration statement with the SEC to issue securities. Our equity investments typically are made in connection with debt investments to the same portfolio companies. These securities are categorized as Preferred Equity or Common Equity in our consolidated schedule of investments included in the financial statements included elsewhere in this prospectus supplement.

Warrants.   In some cases, we may receive nominally priced warrants to buy a minority equity interest in the portfolio company in connection with a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a put to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights. These securities are categorized as Warrants in our consolidated schedule of investments included in the financial statements included elsewhere in this prospectus supplement.
General Structuring Considerations.   We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:
•
selecting investments that we believe have a very low probability of loss;

•
requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk; and

•
negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.
Investments
We pursue an investment strategy focused primarily on investments in middle-market companies in the United States. We focus on investments in loans, in which OFS Advisor’s investment professionals have expertise, including investments in first-lien, unitranche, second-lien, and mezzanine loans and, to a lesser extent, on warrants and other equity securities. We seek to create a diverse portfolio by making investments in the securities of middle-market companies that we expect to range generally from $3.0 million to $25.0 million each, although we expect this investment size will vary proportionately with the size of our capital base.
Competition
Our primary competitors include public and private funds, other BDCs, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. Some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Further, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC, or to the distribution and other requirements we must satisfy to maintain our RIC status.
We expect to continue to use the expertise of the investment professionals of OFS and its affiliates to which we have access, to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior members of OFS and its affiliates will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to Our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses” in the accompanying prospectus.
Conflicts of Interests
Subject to certain 1940 Act restrictions on co-investments with affiliates, OFS Advisor will offer us the right to participate in investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. Such offers will be subject to the exception that, in accordance with OFS Advisor’s allocation policy, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate fairly and equitably with other entities managed by OFS Advisor and its affiliates.
To the extent that we compete with entities managed by OFS Advisor or any of its affiliates for a particular investment opportunity, OFS Advisor will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal allocation policy, (b) the requirements of the Advisers Act, and (c) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. OFS Advisor’s allocation policy is intended to ensure that we may generally share fairly and equitably with other investment funds or other investment vehicles managed by OFS Advisor or its affiliates in investment opportunities that OFS Advisor determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that may be suitable for us and such other investment funds or other investment vehicles. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:
•
investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•
risk and return profile of the investment vehicles;

•
suitability/priority of a particular investment for the investment vehicles;

•
if applicable, the targeted position size of the investment for the investment vehicles;

•
level of available cash for investment with respect to the investment vehicles;

•
total amount of funds committed to the investment vehicles; and

•
the age of the investment vehicles and the remaining term of their respective investment periods, if any.

In situations where co-investment with such other accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. See “Related-Party Transactions and Certain Relationships” in the accompanying prospectus.
General Information
Our principal executive offices are located at 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606, and our telephone number is (847) 734-2000. Information contained in our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.
We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.

You may obtain information about the operation of the SEC’s public reference room by calling the SEC at (800) SEC-0330. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.
Risks
Investing in our securities may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. See “Risk Factors” beginning on page S-20 of this prospectus supplement and “Risk Factors” beginning on page 16 of the accompanying prospectus for a more detailed discussion of material risks you should carefully consider before deciding to invest in our securities.
Recent Developments
On February 12, 2018, the Board declared a special distribution of  $0.37 per share payable on March 29, 2018 to stockholders of record as of March 22, 2018. In addition, on February 27, 2018, the Company’s Board declared a distribution of  $0.34 per share for the first quarter of 2018, payable on March 29, 2018 to stockholders of record as of March 22, 2018.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING
This summary sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and the accompanying prospectus. This section and the “Description of the Notes” section in this prospectus supplement outline the specific legal and financial terms of the Notes. You should read this section of the prospectus supplement together with the section titled “Description of the Notes” beginning on page S-52 of this prospectus supplement and the more general description of the Notes in the section titled “Description of Our Debt Securities” beginning on page 130 of the accompanying prospectus before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined have the meanings ascribed to them in the accompanying prospectus or in the indenture governing the Notes.
Issuer
OFS Capital Corporation
Title of the securities
    % Notes due 2025
Initial aggregate principal amount being offered
$
Over-allotment option
The underwriters may also purchase from us up to an additional $     million aggregate principal amount of Notes offered by this prospectus supplement and the accompanying prospectus on or before April 30, 2018.
Initial public offering price
    % of the aggregate principal amount
Principal payable at maturity
100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the trustee, paying agent, and security registrar for the Notes or at such other office as we may designate.
Type of note
Fixed-rate note
Listing
We intend to list the Notes on The Nasdaq Global Select Market within 30 days of the original issue date under the trading symbol “OFSL”.
Interest rate
    % per year
Day count basis
360-day year of twelve 30-day months
Original issue date
           , 2018
Stated maturity date
           , 2025
Date interest starts accruing interest
           , 2018
Interest payment dates
Every January 31, April 30, July 31 and October 31, commencing July 31, 2018. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.
Interest periods
The initial interest period will be the period from and including            , 2018, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.
Regular record dates for interest payments
Every January 15, April 15, July 15 and October 15, commencing July 15, 2018.

Specified currency
U.S. Dollars
Place of payment
The City of New York and/or such other places that may be specified in the indenture or a notice to holders.
Ranking of notes
The Notes will be our direct unsecured obligations and will rank:
•
pari passu, or equal, with any future unsecured, unsubordinated indebtedness;

•
senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;

•
effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured in respect of which we subsequently grant a security interest), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the PWB Credit Facility, of which $38.2 million was outstanding as of April 9, 2018; and

•
structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including the SBA-guaranteed debentures issued by SBIC I LP, which, as of April 9, 2018, had total indebtedness outstanding of  $149.9 million.

Effective subordination means that in any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors. Structural subordination means that creditors of a parent entity are subordinate to creditors of a subsidiary entity with respect to the subsidiary’s assets.
Denominations
We will issue the Notes in denominations of  $25 and integral multiples of  $25 in excess thereof.
Business day
Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York or another place of payment are authorized or obligated by law or executive order to close.
Optional redemption
The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after      upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.
You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.

Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.
If we redeem only some of the Notes, the trustee or DTC, as applicable, will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture governing the Notes and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.
Sinking fund
The Notes will not be subject to any sinking fund.
Repayment at option of
holders
Holders will not have the option to have the Notes repaid prior to the stated maturity date.
Defeasance
The Notes are subject to defeasance by us. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions required under the indenture relating to the Notes, we will be deemed to have been discharged from our obligations under the Notes. See “Description of the Notes — Defeasance” in this prospectus supplement.
Covenant defeasance
The Notes are subject to covenant defeasance by us. In the event of a “covenant defeasance,” upon depositing such funds and satisfying conditions similar to those for defeasance we would be released from certain covenants under the indenture relating to the Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the Notes could not be accelerated for any reason, the holders of the Notes nonetheless could look to the Company for repayment of the Notes if there were a shortfall in the funds deposited with the trustee or the trustee is prevented from making a payment. See “Description of the Notes — Defeasance” in this prospectus supplement.
Form of notes
The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.
Trustee, paying agent, and security registrar
U.S. Bank National Association
Other covenants
In addition to any covenants described elsewhere in this prospectus supplement or the accompanying prospectus, the following covenants will apply to the Notes:
•
We agree that for the period of time during which Notes are outstanding, we will not violate

Section 18(a)(1)(A) as modified by such provisions of Section 61(a) as may be applicable to the Company from time to time of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC.
These provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if certain requirements are met) after such borrowings. See ‘‘Risk Factors — Risks Related to the Notes — Recent legislation may allow us to incur additional leverage” in this prospectus supplement;
•
We agree that for the period of time during which Notes are Outstanding, the Company will not declare any dividend (except a dividend payable in stock of the issuer), or declare any other distribution, upon a class of the capital stock of the Company, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, the Company has an asset coverage (as defined in the 1940 Act) of at least the threshold specified in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to the Company from time to time or any successor provisions thereto of the 1940 Act, as such obligation may be amended or superseded, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and in each case giving effect to (i) any exemptive relief granted to the Company by the Commission, and (ii) any SEC no-action relief granted by the Commission to another BDC (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to the Company from time to time, as such obligation may be amended or superseded, in order to maintain such BDC’s status as a regulated investment company under Subchapter M of the Code; and

•
If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable Generally

Accepted Accounting Principles in the United States of America, or U.S. GAAP.
Events of default
You will have rights if an Event of Default occurs with respect to the Notes and is not cured.
The term “Event of Default” in respect of the Notes means any of the following:
•
We do not pay the principal of any Note when due and payable at maturity;

•
We do not pay interest on any Note when due and payable, and such default is not cured within 30 days of its due date;

•
We remain in breach of any other covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding Notes);

•
We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or

•
On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage of less than 100%, giving effect to any exemptive relief granted to us by the SEC.

Further issuances
We have the ability to issue additional debt securities under the indenture with terms different from the Notes and, without the consent of the holders of the Notes, to reopen the Notes and issue additional Notes. If we issue additional debt securities, these additional debt securities could have a lien or other security interest greater than that accorded to the holders of the Notes, which are unsecured.
Use of proceeds
We estimate that the net proceeds we will receive from the sale of the Notes will be approximately $     million (or approximately $     million if the underwriters exercise their over-allotment option in full) based on a public offering price of  $     per Note, after deducting the underwriting discount of  $     (or approximately $     if the underwriters fully exercise their over-allotment option) payable by us and estimated offering expenses of approximately $350,000 payable by us. We may change the size of this offering based on demand and market conditions.
We intend to use the net proceeds from this offering to fund investments in debt and equity securities in accordance with our investment objective and for other general corporate purposes.
We also intend to use a portion of the net proceeds from this offering to repay outstanding indebtedness under the PWB Credit Facility. As of April 9, 2018, we had $38.2 million of indebtedness outstanding under the PWB Credit Facility, which bore interest at a rate of 5.50% as of such date. The PWB Credit Facility matures on January 31, 2020.

Governing law
The Notes and the indenture will be governed by and construed in accordance with the laws of the State of New York.
Global clearance and settlement procedures
Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA
The following selected financial and other data for the years ended December 31, 2017, 2016, 2015, and 2014 are derived from our consolidated financial statements that have been audited by BDO USA, LLP, our independent auditors. Selected financial and other data for the year ended December 31, 2013 are derived from our audited consolidated financial statements. The data should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities,” and the consolidated financial statements and related notes included elsewhere in this prospectus supplement and the accompanying prospectus.
	For the Years Ended December 31,
	2017	2016	2015	2014	2013
Statement of Operations Data:
Investment income
Interest income	$28,124	$26,400	$27,764	$20,653	$16,838
PIK interest income	1,508	1,194	1,206	683	89
Dividend income	482	475	245	124	9
Preferred equity PIK dividend income	1,399	1,433	1,116	446	—
Fee income	1,913	1,592	1,933	914	134
Total investment income	33,426	31,094	32,264	22,820	17,070
Expenses
Management fees	4,999	4,516	5,225	2,916	3,435
Incentive fees	2,962	3,333	2,627	1,253	—
Other expenses	9,588	9,100	11,100	9,516	7,917
Total expenses	17,549	16,949	18,853	13,685	11,352
Net investment income	15,877	14,145	13,411	9,135	5,718
Net realized gain (loss) on investments	6,833	2,404	(1,562)	(3,359)	87
Realized gain from SBIC Acquisition	—	—	—	—	2,742
Net unrealized appreciation (depreciation) on investments	(14,800)	(2,721)	6,382	4,164	(872)
Net increase in net assets resulting from operations	7,910	13,828	18,231	9,940	7,675
Per share data:
Net asset value	$14.12	$14.82	$14.76	$14.24	$14.58
Net investment income	1.28	1.46	1.39	0.95	0.59
Net realized gain (loss) on investments	0.55	0.25	(0.17)	(0.35)	0.01
Realized gain from SBIC Acquisition	—	—	—	—	0.29
Net unrealized appreciation (depreciation) on investments	(1.19)	(0.29)	0.66	0.42	(0.09)
Net increase in net assets resulting from operations	0.64	1.43	1.89	1.03	0.80
Distributions declared(1)	1.36	1.36	1.36	1.36	1.02
Balance sheet data at period end:
Investments, at fair value	$277,499	$281,627	$257,296	$312,234	$237,919
Cash and cash equivalents	72,952	17,659	32,714	12,447	28,569

	For the Years Ended December 31,
	2017	2016	2015	2014	2013
Restricted cash and cash equivalents	—	—	—	—	450
Other assets	7,327	5,744	4,666(2)	11,823(2)	9,106(2)
Total assets	357,778	305,030	294,676(2)	336,504(2)	276,044(2)
Debt	164,823	156,343	146,460(2)	194,935(2)	131,912(2)
Total liabilities	169,442	161,252	151,664(2)	199,033(2)	135,666(2)
Total net assets	188,336	143,778	143,012	137,471	140,378
Other data (unaudited):
Weighted average yield on performing debt investments(3)(6)	12.11%	12.08%	11.89%	9.53%	8.49%
Weighted average yield on total debt investments(4)(6)	11.59%	11.72%	11.84%	9.41%	8.35%
Weighted average yield on total investments(5)(6)	10.35%	10.88%	10.79%	8.99%	8.13%
Number of portfolio companies at period end	37	41	39	62	58

(1)
The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. The return of capital portion of these distributions for the years ended December 31, 2017, 2016, 2015, 2014, and 2013, was $0, $0.09, $0.23, $0.72, and $0.40, respectively.

(2)
On January 1, 2016, we adopted Accounting Standards Update (“ASU”) 2015-03 which requires that debt issuance costs related to a recognized debt liability to be presented on the balance sheet as a direct deduction from the carrying amount of the debt liability rather than as an asset. Adoption of ASU 2015-03 requires the changes to be applied retrospectively.

(3)
The weighted average yield on our performing debt investments is computed as (a) the annual stated accruing interest on our debt investments at the balance sheet date, plus the annualized accretion of loan origination fees, original issue discount, market discount or premium, and loan amendment fees divided by (b) amortized cost of our debt investments, excluding assets in non-accrual status as of the balance sheet date.

(4)
The weighted average yield on our total debt investments is computed as (a) the annual stated accruing interest on our debt investments at the balance sheet date, plus the annualized accretion of loan origination fees, original issue discount, market discount or premium, and loan amendment fees divided by (b) amortized cost of our debt investments, including debt investments in non-accrual status as of the balance sheet date.

(5)
The weighted average yield on total investments is computed as (a) the annual stated accruing interest on our debt investments at the balance sheet date, plus the annualized accretion of loan origination fees, original issue discount, market discount or premium, and loan amendment fees, plus the cash effective yield on our performing preferred equity investments divided by (b) amortized cost of our total investment portfolio, including debt investments in non-accrual status basis as of the balance sheet date.

(6)
The weighted average yield of our investments is not the same as a return on investment for our stockholders but, rather, the gross investment income from our investment portfolio before the payment of all of our fees and expenses. There can be no assurance that the weighted average yield will remain at its current level.

SELECTED QUARTERLY FINANCIAL DATA
	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total investment income	$8,292	$9,122	$7,978	$8,034
Net investment income	3,819	4,402	4,316	3,340
Net gain (loss) on investments	331	(3,227)	(6,597)	1,526
Net increase (decrease) in net assets resulting from operations	4,150	1,175	(2,281)	4,866
Net increase (decrease) in net assets resulting from operations per share(1)	$0.22	$0.09	$(0.17)	$0.50
Net asset value per share(2)	$14.12	$14.15	$14.40	$14.98
	Quarter Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total investment income	$8,209	$7,359	$7,683	$7,843
Net investment income	3,736	3,297	3,457	3,655
Net gain (loss) on investments	1,087	(909)	881	(1,376)
Net increase in net assets resulting from operations	4,823	2,388	4,338	2,279
Net increase in net assets resulting from operations per share(1)	$0.49	$0.25	$0.45	$0.24
Net asset value per share(2)	$14.82	$14.67	$14.76	$14.65

(1)
Based on weighted average shares outstanding for the respective period

(2)
Based on shares outstanding at the end of the respective period.

RATIO OF EARNINGS TO FIXED CHARGES
The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus supplement and the accompanying prospectus.
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Earnings to Fixed Charges(1)	2.36	3.61	3.52	2.58	2.42

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.
(1)
Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
In addition to factors identified elsewhere in this prospectus supplement and the accompanying prospectus, including the “Risks Factors” section of this prospectus supplement and the “Risk Factors” section of the accompanying prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:
•
our ability and experience operating a BDC or an SBIC, or maintaining our tax treatment as a RIC under Subchapter M of the Code;

•
our dependence on key personnel;

•
our ability to maintain or develop referral relationships;

•
our ability to replicate historical results;

•
the ability of OFS Advisor to identify, invest in and monitor companies that meet our investment criteria;

•
actual and potential conflicts of interest with OFS Advisor and other affiliates of OFSAM;

•
constraint on investment due to access to material nonpublic information;

•
restrictions on our ability to enter into transactions with our affiliates;

•
limitations on the amount of SBA-guaranteed debentures that may be issued by an SBIC;

•
our ability to comply with SBA regulations and requirements;

•
the use of borrowed money to finance a portion of our investments;

•
competition for investment opportunities;

•
the ability of SBIC I LP to make distributions enabling us to meet RIC requirements;

•
our ability to raise debt or equity capital as a BDC;

•
the timing, form and amount of any distributions from our portfolio companies;

•
the impact of a protracted decline in the liquidity of credit markets on our business;

•
the general economy and its impact on the industries in which we invest;

•
uncertain valuations of our portfolio investments; and

•
the effect of new or modified laws or regulations governing our operations.

This prospectus supplement and the accompanying prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

RISK FACTORS
Investing in the Notes involves a number of significant risks. In addition to the other information contained in this prospectus supplement and the accompanying prospectus, you should consider carefully the following information before making an investment. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value could decline, and you may lose all or part of your investment.
Risks Related to the Notes
The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future and will rank pari passu with, or equal to, all outstanding and future unsecured indebtedness issued by us and our general liabilities.
The Notes will not be secured by any of our assets or any of the assets of any of our subsidiaries. As a result, the Notes will be effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus supplement (including the PWB Credit Facility) or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured as to which we subsequently grant a security interest) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our secured indebtedness or secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of April 9, 2018, we had $38.2 million in outstanding indebtedness under the PWB Credit Facility. The indebtedness under the PWB Credit Facility is effectively senior to the Notes to the extent of the value of the assets securing such indebtedness.
The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
The Notes will be obligations exclusively of OFS Capital Corporation, and not of any of our subsidiaries. None of our subsidiaries will be a guarantor of the Notes, and the Notes will not be required to be guaranteed by any subsidiary we may acquire or create in the future. Any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such entities (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such entities. Even if we are recognized as a creditor of one or more of these entities, our claims would still be effectively subordinated to any security interests in the assets of any such entity and to any indebtedness or other liabilities of any such entity senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities, including trade payables, of any of our existing or future subsidiaries, including SBIC I LP. As of April 9, 2018, our subsidiaries had total indebtedness outstanding of $149.9 million. Certain of these entities currently serve as guarantors under the PWB Credit Facility, and in the future our subsidiaries may incur substantial additional indebtedness, all of which is and would be structurally senior to the Notes.
The indenture under which the Notes will be issued contains limited protection for holders of the Notes.
The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:
•
issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt,

(3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in those entities and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in each case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if certain requirements are met) after such borrowings. See “— Recent legislation may allow us to incur additional leverage” below;
•
pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause our asset coverage to fall below the threshold specified in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another BDC (or to us if we determine to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time in order to maintain the BDC’s status as a RIC under Subchapter M of the Code. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% (or 150% if certain requirements are met) at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase;

•
sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•
enter into transactions with affiliates;

•
create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•
make investments; or

•
create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture (as defined in “Description of the Notes”) will not require us to make an offer to purchase the Notes in connection with a change of control or any other event.
Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, if any, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.
Our ability to recapitalize, incur additional debt (including additional debt that matures prior to the maturity of the Notes), and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.
Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for, trading levels, and prices of the Notes.

There is no existing trading market for the Notes and, even if The Nasdaq Global Select Market approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit your ability to sell the Notes and/or the market price of the Notes.
The Notes will be a new issue of debt securities for which there initially will not be a trading market. We intend to list the Notes on The Nasdaq Global Select Market within 30 days of the original issue date under the symbol “OFSL”. However, there is no assurance that the Notes will be approved for listing on The Nasdaq Global Select Market.
Moreover, even if the listing of the Notes is approved, we cannot provide any assurances that an active trading market will develop or be maintained for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. The underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion.
Accordingly, we cannot assure you that the Notes will be approved for listing on The Nasdaq Global Select Market, that a liquid trading market will develop or be maintained for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.
Our amount of debt outstanding will increase as a result of this offering, and if we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.
As of April 9, 2018, we had approximately $38.2 million of indebtedness outstanding under the PWB Credit Facility. Any default under the agreements governing our indebtedness, including a default under the PWB Credit Facility or other indebtedness to which we may be a party that is not waived by the required lenders, and the remedies sought by lenders or the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness (including the PWB Credit Facility), we could be in default under the terms of the agreements governing such indebtedness, including the Notes. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the PWB Credit Facility or other debt we may incur in the future could elect to terminate their commitment, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation.
Our ability to generate sufficient cash flow in the future is, to some extent, subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under the PWB Credit Facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes, our other debt, and to fund other liquidity needs.
If our operating performance declines and we are not able to generate sufficient cash flow to service our debt obligations, we may in the future need to refinance or restructure our debt, including any Notes sold, sell assets, reduce or delay capital investments, seek to raise additional capital or seek to obtain waivers from the lenders under the PWB Credit Facility or other debt that we may incur in the future to avoid being in default. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt. If we breach our covenants under the PWB Credit Facility or any of our other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders thereof. If this occurs, we would be in default under the PWB Credit Facility or other debt, the lenders or holders could exercise rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt, including the PWB Credit Facility. Because the PWB Credit Facility has, and any future credit facilities will likely have, customary cross-default provisions, if we have a default under the terms of the Notes, the obligations under the PWB Credit Facility or any future credit facility may be accelerated and we may be unable to repay or finance the amounts due.
Legislative or regulatory tax changes could adversely affect investors.
Changes in tax laws, regulations or administrative interpretations or any amendments thereto could adversely affect us, the entities in which we invest, or our noteholders. In particular, on December 22, 2017, the Tax Cuts and Jobs Act was signed into law. This tax legislation lowers the general federal corporate income tax rate from 35 percent to 21 percent, makes changes regarding the use of net operating losses, repeals the corporate alternative minimum tax and makes significant changes with respect to the U.S. international tax rules. In addition, the legislation generally requires a taxpayer that uses the accrual method of accounting for U.S. tax purposes to include certain amounts in income no later than the time such amounts are reflected on certain financial statements, which therefore if applicable could require us or a holder to accrue income earlier than under prior law, although the precise application of this rule is unclear at this time. The legislation also limits the amount or value of interest deductions of borrowers and in that way may potentially affect the loan market and our and our portfolio companies’ use of leverage. For individual taxpayers, the legislation temporarily reduces the maximum individual income tax rate for taxable years 2018 through 2025. The impact of this new legislation on us, the entities in which we invest, and the holders of the Notes is uncertain. You are urged to consult with your tax advisor with respect to the impact of this legislation and the status of any other regulatory or administrative developments and proposals and their potential effect on your investment in the Notes.
We may choose to redeem the Notes when prevailing interest rates are relatively low.
On or after     , we may choose to redeem the Notes from time to time, especially if prevailing interest rates are lower than the rate borne by the Notes. If prevailing rates are lower at the time of redemption, and we redeem the Notes, you likely would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.
Recent legislation may allow us to incur additional leverage.
The 1940 Act generally prohibits us from incurring indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, we are allowed to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive stockholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows a “required majority” (as defined in Section 57(o) of the 1940 Act) of our directors to approve an increase in our leverage capacity, and such approval would become effective after one year from the date of approval. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage.
As a result of this legislation, we may be able to increase our leverage up to an amount that reduces our asset coverage ratio from 200% to 150% (i.e., the amount of debt may not exceed 66 2/3% of the value of our assets). Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then the additional leverage would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not increased our leverage. Conversely, if the value of our assets decreases, the additional leverage would cause net asset value to decline more sharply than it otherwise would have had we not increased our leverage. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the additional leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not increased our leverage. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique. See “Risk Factors — Risks Related to Our Business and Structure — We finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” in the accompanying prospectus.
In addition, the ability of BDCs to increase their leverage will increase the capital available to BDCs and thus competition for the investments that we seek to make. This may negatively impact pricing on the investments that we do make and adversely affect our net investment income and results of operations.
A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our securities, if any, could cause the liquidity or market value of the Notes to decline significantly.
Our credit ratings, if any, are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of Notes of any changes in our credit ratings. There can be no assurance that our credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the rating agency if in their judgment future circumstances relating to the basis of the credit ratings, such as adverse changes in our company, so warrant.
Risks Related to Our Business and Structure
We have identified a material weakness in our internal control over financial reporting and our business and stock price may be adversely affected if we have not adequately addressed the weakness.
Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations.
As a result of our evaluation of our internal control over financial reporting for the year ended December 31, 2017, management identified a material weakness related to the design and operating effectiveness of controls over the reliability of financial information reported by portfolio companies that is used as financial inputs in the Company’s investment valuations.
The identification of the material weakness did not require a fourth quarter 2017 adjustment or impact any of our consolidated financial statements for any prior annual or interim periods and we are developing a remediation plan for this material weakness. Accordingly, management believes that the financial statements included in this prospectus supplement present fairly in all material respects the Company’s financial condition, results of operations and cash flows for the periods presented. We believe that the audited consolidated financial statements included in this prospectus supplement are accurate. If we cannot produce reliable financial reports, investors could lose confidence in our reported financial information, the market price of our stock could decline significantly, we may be unable to obtain additional financing to operate and expand our business, and our business and financial condition could be harmed.
The valuation process for certain of our portfolio holdings may create a conflict of interest.
Many of our portfolio investments are made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith as described below in “Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.” In connection with that determination, investment professionals from OFS Advisor may provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, the members of our board of directors who are not independent directors have a substantial indirect pecuniary interest in OFS Advisor. The participation of the OFS Advisor’s investment professionals in our valuation process, and the indirect pecuniary interest in OFS Advisor by those members of our board of directors, could result in a conflict of interest since OFS Advisor’s management fee is based, in part, on our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity).
Our incentive fee structure may create incentives for OFS Advisor that are not fully aligned with the interests of our stockholders.
In the course of our investing activities, we will pay management and incentive fees to OFS Advisor. The base management fee is based on our total assets (other than cash and cash equivalents and the intangible asset and goodwill resulting from the SBIC Acquisition, but including assets purchased with borrowed amounts and including assets owned by any consolidated entity). As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our total assets, other than cash and cash equivalents but including assets purchased with borrowed amounts and including any assets owned by any consolidated entity, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, OFS Advisor or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.
We may have additional conflicts related to other arrangements with OFS Advisor or its affiliates.
We have entered into a license agreement with OFSAM under which OFSAM has granted us a non-exclusive, royalty-free license to use the name “OFS.” See “Management and Other Agreements — License Agreement” in the accompanying prospectus. In addition, we pay to a subsidiary of OFSAM our allocable portion of overhead and other expenses incurred in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our officers, including our chief executive officer, chief financial officer, chief compliance officer and chief accounting officer. This will create conflicts of interest that our board of directors must monitor.
The lack of liquidity in our investments may adversely affect our business.
Substantially all of our assets are presently invested in illiquid securities, and a substantial portion of our investments in leveraged companies is subject to legal and other restrictions on resale or is otherwise less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, OFS Advisor, OFSAM or any of its other affiliates have material nonpublic information regarding such portfolio company.
Uncertainty relating to the LIBOR calculation process may adversely affect the value of any portfolio of LIBOR-indexed, floating-rate debt securities.
Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.
Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our potential portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our potential portfolio of LIBOR-indexed, floating-rate debt securities.
On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large US financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short term repurchase agreements, backed by Treasury securities. The future of LIBOR at this time is uncertain. If LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established. Any such renegotiated agreements or methodology of the new standard may not be as favorable to us as the current agreements and LIBOR, which may adversely affect our net investment income.
Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.
There has been on-going discussion and commentary regarding potential significant changes to United States trade policies, treaties and tariffs. The current administration, along with Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to the trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict our portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

USE OF PROCEEDS
We estimate that the net proceeds we will receive from the sale of the Notes will be approximately $     million (or approximately $     million if the underwriters exercise their over-allotment option in full) based on a public offering price of  $     per Note, after deducting the underwriting discount and commissions of  $     (or approximately $     if the underwriters fully exercise their over-allotment option) payable by us and estimated offering expenses of approximately $350,000 payable by us. We may change the size of this offering based on demand and market conditions.
We intend to use the net proceeds from this offering to fund investments in debt and equity securities in accordance with our investment objective and for other general corporate purposes.
We also intend to use a portion of the net proceeds from this offering to repay outstanding indebtedness under the PWB Credit Facility. As of April 9, 2018, we had $38.2 million of indebtedness outstanding under the PWB Credit Facility, which bore interest at a rate of 5.50% as of such date. The PWB Credit Facility matures on January 31, 2020.
We anticipate that substantially all of the net proceeds from the sale of the Notes will be used as described above within three months of their receipt by us. Pending such uses and investments, we will invest the remaining net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. The management fee payable by us to OFS Advisor will not be reduced while our assets are invested in such securities. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

CAPITALIZATION
The following table sets forth our capitalization as of December 31, 2017:
•
on an actual basis; and

•
on an as adjusted basis for the sale of  $     million aggregate principal amount of the Notes offered by this prospectus supplement and the accompanying prospectus (assuming no exercise of the over-allotment option) based on an assumed public offering price of  $     per Note, after deducting the underwriting discounts and commissions of  $     payable by us and estimated offering expenses of approximately $350,000 payable by us but before the use of proceeds from this offering as described in “Use of Proceeds” in this prospectus supplement.

You should read this table together with “Use of Proceeds” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and related notes thereto included in this prospectus supplement and the accompanying prospectus.
	December 31, 2017
	Actual	As Adjusted(1)
	(amounts in thousands)
Assets:
Investments, at fair value	$277,499	$
Cash and cash equivalents	72,952
Other assets	7,327
Total assets	357,778
Liabilities:
The Notes	—
SBA-guaranteed debentures payable, net(1)	147,223
PWB Credit Facility(2)	17,600
Other liabilities	4,619
Total liabilities	$169,442	$
Net assets	$188,336	$
Shareholders’ equity:
Preferred stock, par value $0.01 per share; 20,000,000 shares authorized, 0 shares issued and outstanding	$—		$—
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 13,340,217 shares issued and outstanding	133
Capital in excess of par value	188,203
Total shareholders’ equity	$188,336	$

(1)
As of April 9, 2018, we had approximately $149.9 million of SBA-guaranteed debentures outstanding. This table has not been adjusted to reflect the change in our outstanding SBA-guaranteed debentures subsequent to December 31, 2017.

(2)
As of April 9, 2018, we had approximately $38.2 million outstanding under the PWB Credit Facility. This table has not been adjusted to reflect the changes in our outstanding borrowings under the PWB Credit Facility subsequent to December 31, 2017.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
The information contained in this section should be read in conjunction with the “Selected Consolidated Financial Data” and our financial statements and notes thereto appearing elsewhere in this prospectus supplement and the accompanying prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere in this prospectus supplement and under “Risk Factors” in the accompanying prospectus.
Defined Terms
We have used “we,” “us,” “our”, “our company”, and “the Company” to refer to OFS Capital Corporation in this section and in our audited financial statements contained in this prospectus. We also have used several other terms in this section and in our audited financial statements, which are explained or defined below:
1940 Act	Investment Company Act of 1940, as amended
Administration Agreement	Administration agreement between the Company and OFS Services dated November 7, 2012
Advisers Act	Investment Advisers Act of 1940, as amended
Annual Distribution Requirement	Distributions to our stockholders, for each taxable year, of at least 90% of our ICTI
ASC	Accounting Standards Codification, as issued by the FASB
ASC Topic 606	ASC Topic 606, “Revenue From Contracts With Customers”
ASC Topic 820	ASC Topic 820, “Fair Value Measurements and Disclosures”
ASC Topic 946	ASC Topic 946, “Financial Services-Investment Companies”
ASU	Accounting Standards Updates, as issued by the FASB
BDC	Business Development Company under the 1940 Act
BLA	Business Loan Agreement, as amended, with Pacific Western Bank, as lender, which provides the Company with a senior secured revolving credit facility
Board	The Company’s board of directors
Code	Internal Revenue Code of 1986, as amended
DRIP	Distribution reinvestment plan
EBITDA	Earnings before interest, taxes, depreciation, and amortization
Exchange Act	Securities Exchange Act of 1934
FASB	Financial Accounting Standards Board
FDIC	Federal Deposit Insurance Corporation
GAAP	Accounting principles generally accepted in the United States
HPCI	Hancock Park Corporate Income, Inc., a non-traded BDC with an investment strategy similar to the Company for whom OFS Advisor serves as investment adviser
ICTI	Investment company taxable income, which is generally net ordinary income plus net short-term capital gains in excess of net long-term capital losses
Investment Advisory Agreement	Investment advisory agreement between the Company and OFS Advisor dated November 7, 2012
LIBOR	London Interbank Offered Rate
OFS Advisor	OFS Capital Management, LLC, a wholly-owned subsidiary of OFSAM and registered investment advisor under the Advisers Act
OFS Capital WM	OFS Capital WM, LLC, a wholly-owned investment company subsidiary
OFS Services	OFS Capital Services, LLC, a wholly-owned subsidiary of OFSAM and affiliate of

OFS Advisor
OFSAM	Orchard First Source Asset Management, LLC, an established investment platform focused on meeting the capital needs of middle-market companies
Prime Rate	United States Prime interest rate
PWB Credit Facility	Senior secured revolving credit facility between the Company and Pacific Western Bank, as lender.
RIC	Regulated investment company under the Code
SBA	U.S. Small Business Administration
SBIC	A fund licensed under the SBA small business investment company program
SBIC Acquisition	The Company’s acquisition of the remaining ownership interests in SBIC I LP and SBIC I GP, LLC on December 4, 2013
SBIC Act	Small Business Investment Act of 1958
SBIC I LP	OFS SBIC I, LP, a wholly-owned SBIC subsidiary of the Company
SEC	U.S. Securities and Exchange Commission
WM Credit Facility	Secured revolving line of credit with Wells Fargo Bank, N.A, terminated on May 28, 2015
Critical Accounting Policies and Significant Estimates
The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. Critical accounting policies are those that require management to make subjective or complex judgments about the effect of matters that are inherently uncertain and may change in subsequent periods. Changes that may be required in the underlying assumptions or estimates in these areas could have a material impact on our current and future financial condition and results of operations.
Our critical accounting policies and estimates are those relating to revenue recognition and fair value estimates. Management has discussed the development and selection of each critical accounting policy and estimate with the Audit Committee of the Board. For descriptions of our revenue recognition and fair value policies, see Note 2 to the consolidated financial statements included in this prospectus supplement.
Revenue recognition
Our investment activities frequently involve the acquisition of multiple financial instruments or rights either in an initial transaction, or in subsequent or “follow-on” transactions, including amendments to existing securities. These financial instruments can include loans, preferred and common stock, warrants, or membership interests in limited liability companies. Acquired rights can include fixed or variable fees that can be either guaranteed or contingent upon operating performance of the underlying portfolio companies. Moreover, these fees may be payable in cash or additional securities. Acquired rights and financial instruments together, are referred to as Instruments.
The revenue recognized on these Instruments is a function of the fee or other consideration allocated to them, including amounts allocated to capital structuring fees, at the time of acquisition. Additionally, subsequent amendments to these Instruments can involve both:
•
a determination as to whether the amendment is

◦
of such significance to deem it the consummation of the initial investment transaction and the acquisition of new Instruments (i.e., a “significant modification”), or

◦
a modification of those Instruments to be recognized over their remaining lives, and

•
an additional allocation of consideration among newly acquired Instruments.

These allocations are generally based on the relative fair value of the Instruments at the time of the transaction, a process involving fair value estimates which is also a critical accounting policy and significant estimate. Moreover, these allocations and determinations can differ between GAAP and U.S. federal income tax bases. Once determined, these allocations directly affect the discount/premium and yield on debt securities, the cost and net gains/losses on equity securities, and capital structuring fees recognized in the statements of operations; and ICTI. These allocations require an understanding of the terms and conditions of the underlying agreements and requires significant management judgment. The table below presents the impact to the initial cost bases of allocated consideration to acquired Instruments for the years ended December 31, 2017, 2016, and 2015, (in thousands):
	2017	2016	2015
Loans:
Net Loan Fees(1) (excluding equity securities and cash amendment fees)	$(1,376)	$(983)	$(922)
Equity securities (including performance-contingent fees)	—	(822)	—
Equity securities (including performance-contingent fees)	—	822	—
Capital structuring fees	531	369	653

(1)
Loan origination fees, OID, market discount or premium, and loan amendment fees.

On January 1, 2018, we adopted ASC Topic 606, which will result in the re-characterization of capital structuring fees received from portfolio companies, which are recognized as earned upon the closing of an investment, to a component of Net Loan Fees, which are recorded as an adjustment to the amortized cost of the investment and amortized as an adjustment to interest income over the life of the respective debt investment. The adoption of new revenue guidance will not have a material impact on our consolidated financial statements, including the presentation of revenues in our consolidated statements of operations.
Fair value estimates
As of December 31, 2017, approximately 78% of our total assets were carried on the consolidated balance sheet at fair value. As discussed more fully in Note 2 to the consolidated financial statements included in this prospectus supplement, GAAP requires us to categorize financial assets and liabilities carried at fair value according to a three-level valuation hierarchy. The hierarchy gives the highest priority to quoted, active market prices for identical assets and liabilities (Level 1) and the lowest priority to valuation techniques that require significant management judgment because one or more of the significant inputs are unobservable in the market place (Level 3). All of our assets carried at fair value are classified as Level 3; we typically do not hold equity securities or other instruments that are actively traded on an exchange.
As described in Note 6 to the consolidated financial statements included in this prospectus supplement, we follow a process, under the supervision and review of the Board, to determine these unobservable inputs used to calculate the fair values of our investments. The most significant unobservable inputs in these fair value measurements are the discount rates, EBITDA multiples and projected cash flows contractually due from the investment.
We consider a variety of factors in our determination of the discount rate to be applied to an investment including, among other things, investment type, LIBOR swap rate, indicative yields from independent third-party sources and the yield on our investment relative to indicative yields at the time of our investment (initial and subsequent investments) in the portfolio company.
We also consider a variety of factors in our determination of the EBITDA multiple to be applied to an investment including, among other things, the actual EBITDA multiple for the last arms-length transaction, and the ratio of the portfolio company’s EBITDA multiple to the average of EBITDA multiples on comparable public companies.
For both the discount rate and the EBITDA multiple we also consider developments at the portfolio company since our investment including, but not limited to, trends in the portfolio company’s earnings and leverage multiple, and input from our independent third-party valuation firms. This process typically results in a single selected discount rate and/or EBITDA multiple for each investment.

The following table illustrates the sensitivity of our fair value measures to reasonably likely changes to the estimated discount rate and EBITDA multiple inputs used in our investment valuations at December 31, 2017 (dollar amounts in thousands):
Valuation Method/ Investment Type	Fair Value at December 31, 2017	Weighted average discount rate/EBITDA multiple at December 31, 2017	Discount rate sensitivity		EBITDA multiple sensitivity
			-10% Weighted average	+10% Weighted average	+0.5x	-0.5x
Discounted cash flow
Debt investments:
Senior Secured	$152,231	12.24%	$155,136	$147,782	N/A	N/A
Subordinated	$47,117	14.69%	$48,261	$45,641	N/A	N/A
Enterprise value
Debt investments:
Senior Secured	$12,910	7.50x	N/A	N/A	$13,712	$12,108
Subordinated	$4,074	6.37x	N/A	N/A	$4,752	$3,397
Equity investments:
Preferred equity	$19,200	7.80x	N/A	N/A	$19,737	$17,038
Common equity and warrants	$11,489	6.27x	N/A	N/A	$13,673	$10,491
The table above presents the impact to our debt and equity investment fair value accounting measures by uniformly modifying our discount rate and EBITDA valuation inputs, as applicable. This discount rate sensitivity measures included in the table do not present the estimated effect of hypothetical changes in actual, observed interest rates, which would affect the cash flows from many of the underlying investments as they are indexed to LIBOR or the Prime Rate of interest, the operating environment of many of our portfolio companies, and other factors, as well as our estimates of the discount rate valuation input. The effect of hypothetical changes in actual, observed interest rates on our fair value measures is not subject to reasonable estimation.
Related Party Transactions
We have entered into a number of business relationships with affiliated or related parties, including the following:
•
The Investment Advisory Agreement with OFS Advisor to manage our operating and investment activities. Under the Investment Advisory Agreement we have agreed to pay OFS Advisor an annual base management fee based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) as well as an incentive fee based on our investment performance. See Note 4 to the Financial Statements included in this prospectus supplement and “Management and Other Agreements” in the accompanying prospectus.

•
The Administration Agreement with OFS Capital Services, an affiliate of OFS Advisor, to provide us with the office facilities and administrative services necessary to conduct our operations. See Note 4 to the Financial Statements included in this prospectus supplement and “Management and Other Agreements” in the accompanying prospectus.

•
A license agreement with OFSAM, the parent company of OFS Advisor, under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.” Under this agreement, we have a right to use the “OFS” name for so long as OFS Advisor or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “OFS” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with OFS Advisor is in effect.

OFS Advisor’s services under the Investment Advisory Agreement are not exclusive to us and OFS Advisor is free to furnish similar services to other entities, including other BDCs affiliated with OFS Advisor, so long as its services to us are not impaired. OFS Advisor also serves as the investment adviser to CLO funds and other assets, including HPCI, a non-traded BDC with an investment strategy similar to ours.
Portfolio Composition and Investment Activity
Portfolio Composition
As of December 31, 2017, the fair value of our debt investment portfolio totaled $246.3 million in 35 portfolio companies, of which 79% and 21% were senior secured loans and subordinated loans, respectively, and approximately $31.2 million in equity investments, at fair value, in 17 portfolio companies in which we also held debt investments and two portfolio companies in which we solely held an equity investment. We had unfunded commitments of  $9.9 million to three portfolio companies at December 31, 2017. Set forth in the tables and charts below is selected information with respect to our portfolio as of December 31, 2017 and 2016.
The following table summarizes the composition of our investment portfolio as of December 31, 2017 and 2016 (dollar amounts in thousands):
	December 31, 2017		December 31, 2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Senior secured debt investments(1)	$196,020	$195,112	$182,315	$180,955
Subordinated debt investments	63,031	51,198	66,591	63,410
Preferred equity	24,103	19,200	23,293	23,721
Common equity and warrants	6,821	11,989	7,108	13,541
	$289,975	$277,499	$279,307	$281,627
Total number of portfolio companies	37	37	41	41

(1)
Includes debt investments in which we have entered into a contractual arrangement with co-lenders whereby, subject to certain conditions, we have agreed to receive our principal payments after the repayment of certain co–lenders pursuant to a payment waterfall. The aggregate amortized cost and fair value of these investments was $21,709 and $21,919 at December 31, 2017, respectively, and $28,945 and $29,276, at December 31, 2016, respectively.

The following table shows the portfolio composition by geographic region at amortized cost and fair value, and as a percentage of total investments. The geographic composition is determined by the location of the portfolio companies’ corporate headquarters (dollar amounts in thousands):
	Amortized Cost				Fair Value
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
South – US	$126,123	43.5%	$120,005	42.9%	$124,699	44.9%	$122,511	43.5%
Northeast – US	106,506	36.7	85,693	30.7	91,012	32.8	78,186	27.8
West – US	32,976	11.4	59,120	21.2	33,097	11.9	61,219	21.7
Midwest – US	20,431	7.0	10,566	3.8	24,621	8.9	15,788	5.6
Canada	3,939	1.4	3,923	1.4	4,070	1.5	3,923	1.4
Total	$289,975	100.0%	$279,307	100.0%	$277,499	100.0%	$281,627	100.0%

As of December 31, 2017, our investment portfolio’s three largest industries by fair value, were (1) Manufacturing, (2) Professional, Scientific, and Technical Services, and (3) Other Services (except Public Administration), totaling approximately 44.5% of the investment portfolio. For a full summary of our investment portfolio by industry, see “Note 5, Investments” to the consolidated financial statements included in this prospectus supplement.

The following table presents our debt investment portfolio by investment size as of December 31, 2017 and 2016 (dollar amounts in thousands):
	Amortized Cost				Fair Value
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
Up to $4,000	$28,403	10.9%	$34,547	13.9%	$24,745	10.1%	$41,419	17.0%
$4,001 to $7,000	53,271	20.5	57,996	23.3	45,765	18.6	55,342	22.6
$7,001 to $10,000	84,596	32.7	78,446	31.5	84,026	34.1	80,735	33.0
$10,001 to $13,000	37,706	14.6	34,549	13.9	38,033	15.4	37,593	15.4
Greater than $13,000	55,075	21.3	43,368	17.4	53,741	21.8	29,276	12.0
Total	$259,051	100.0%	$248,906	100.0%	$246,310	100.0%	$244,365	100.0%

The following table displays the composition of our performing debt investment portfolio by weighted average yield as of December 31, 2017 and 2016:
	December 31,
	2017			2016
Weighted Average Yield – Performing Debt Investments(1)	Senior Secured Debt	Subordinated Debt	Total Debt	Senior Secured Debt	Subordinated Debt	Total Debt
Less than 8%	2.0%	—%	1.6%	8.7%	11.4%	9.5%
8% – 10%	26.7	—	21.1	7.7	—	5.6
10% – 12%	38.4	11.5	32.7	32.6	11.9	27.0
12% – 14%	10.1	50.8	18.6	30.9	58.1	38.2
Greater than 14%	22.8	37.7	26.0	20.1	18.6	19.7
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Weighted average yield – performing debt investments(1)	11.76%	13.40%	12.11%	11.95%	12.44%	12.08%
Weighted average yield – total debt investments(2)	11.76%	11.05%	11.59%	11.52%	12.35%	11.72%

(1)
The weighted average yield on our performing debt investments is computed as (a) the annual stated accruing interest plus the annualized accretion of Net Loan Fees divided by (b) amortized cost of our debt investments, excluding debt investments in non-accrual status as of the balance sheet date.

(2)
The weighted average yield on our total debt investments is computed as (a) the annual stated accruing interest plus the annualized accretion of Net Loan Fees divided by (b) amortized cost of our debt investments, including debt investments in non-accrual status as of the balance sheet date.

The weighted average yield on total investments was 10.35% and 10.88%, at December 31, 2017 and 2016, respectively. Weighted average yield on total investments is computed as (a) the annual stated accruing interest on our debt investments at the balance sheet date, plus the annualized accretion of Net Loan Fees, plus the effective yield on our performing preferred equity investments, divided by (b) amortized cost of our total investment portfolio, including assets in non-accrual status as of the balance sheet date. The weighted average yield of our investments is not the same as a return on investment for our stockholders but, rather, the gross investment income from our investment portfolio before the payment of all of our fees and expenses. There can be no assurance that the weighted average yield will remain at its current level.
The weighted average yield on our performing debt increased from 12.08% at December 31, 2016 to 12.11% at December 31, 2017, primarily due to an increase in the applicable LIBOR rates which are indexed to our variable rate debt investments, offset by approximately $64.8 million in sales and repayments of debt investments with a weighted average yield of 10.91%, and the deployment of cash during the nine months ended December 31, 2017, including partial deployment of proceeds received from our April 2017 follow-on public offering (the “Offering”), into $107.4 million of debt investments with a weighted average yield of 10.85% at December 31, 2017.

As of December 31, 2017 and 2016, floating rate loans at fair value were 76% and 66% of our debt investment portfolio, respectively, and fixed rate loans at fair value were 24% and 34% of our debt investment portfolio, respectively.
Non-Accrual Loans
At December 31, 2017, we had two loans (Community Intervention Services, Inc. and Southern Technical Institute, LLC) on non-accrual status with respect to all interest and Net Loan Fee amortization, with an amortized cost and fair value of  $11.1 million and $1.2 million, respectively. Our loan investment in My Alarm Center, LLC, which was on non-accrual status at June 30, 2017, was restructured and exchanged for a new class of preferred equity securities and common equity securities in July 2017. See Note 5 to the consolidated financial statements included in this prospectus supplement for further information. At December 31, 2016, we had one loan (Community Intervention Services, Inc.) on non-accrual status with respect to PIK interest and unamortized Net Loan Fees with an amortized cost and fair value of $7.6 million and $5.4 million, respectively.
PIK and Cash Dividend Accruals
Payment-in-kind dividends on preferred equity securities are recognized at fair value when earned. At December 31, 2017, we owned four preferred equity securities (Master Cutlery, LLC, Stancor, L.P., Southern Technical Institute, LLC, and TRS Services, LLC), with an aggregate amortized cost and fair value of  $10.5 million and $3.7 million, respectively, for which the fair value of the most-recently recognized PIK dividend as of December 31, 2017, was $0. In addition, beginning June 30, 2017, the Company discontinued recognition of the cash preferred dividend from its investment in Master Cutlery, LLC. At December 31, 2016, the Company owned one preferred equity security (Master Cutlery, LLC) with an amortized cost and fair value of  $3.5 million, and $1.0 million, respectively, for which the fair value of the most-recently recognized PIK dividend as of December 31, 2016 was $0.
Investment Activity
The following is a summary of our cash investment activity for the years ended December 31, 2017 and 2016 (dollar amounts in millions):
	Year Ended December 31, 2017		Year Ended December 31, 2016
	Debt Investments	Equity Investments	Debt Investments	Equity Investments
Investments in new portfolio companies	$114.5	$4.4	$48.7	$0.7
Investments in existing portfolio companies:
Follow-on investments	19.0	1.4	13.9	0.8
Refinanced investments	—	—	3.2	—
Delayed draw funding	3.6	—	0.9	—
Total investments in existing portfolio companies	22.6	1.4	18.0	0.8
Total investments in new and existing portfolio companies	$137.1	$5.8	$66.7	$1.5
Number of new portfolio company investments	17	4	8	1
Number of existing portfolio company investments	17	2	10	1
Proceeds/distributions from principal payments/equity investments	$105.1	$—	$41.4	$—
Proceeds from investments sold or redeemed	17.8	19.2	2.8	2.5
Total proceeds from principal payments, equity distributions and investments sold	$122.9	$19.2	$44.2	$2.5

Non-cash Investment Activity
In December 2017, our investment in Jobson Healthcare Information, LLC (“Jobson”) was restructured, whereby the lender group, including us, purchased all the outstanding equity of Jobson for a nominal purchase price. Immediately after the restructuring, and as of December 31, 2017, we owned approximately 12.6% of the common equity of Jobson. In February 2018, in connection with the restructuring, the Company sold its warrant investment, on a pro-rata basis, to the other members of the lender group for a nominal amount. As of December 31, 2017, the amortized cost and fair value of our common equity investment in Jobson was $0; the amortized cost and fair value of our warrant investment in Jobson was $0.5 million and $0, respectively; and the amortized cost and fair value of our debt investment in Jobson was $15.2 million and $12.9 million, respectively.
In July 2017, our senior secured debt investment with a cost basis of  $6.7 million, and preferred equity investments, with an aggregate cost basis of  $0.3 million, in My Alarm Center, LLC (“My Alarm”), were restructured and exchanged for common equity and a new class of preferred equity securities with a fair value of  $0 and $1.8 million, respectively. As of June 30, 2017, we had recognized cumulative unrealized losses of  $5.2 million on our pre-restructured securities of My Alarm Center, LLC, which upon restructuring, were recognized as realized losses during the quarter ended September 30, 2017.
During the year ended December 31, 2016, we converted $1.8 million in principal of our subordinated debt investment in Southern Technical Institute, LLC into preferred equity units and warrants valued at $1.8 million, converted $0.3 million in principal of our senior secured debt investment in TRS Services, LLC, into preferred equity units valued at $0.3 million, and converted $0.8 million in principal of our subordinated debt investment in All Metals, LLC, into a senior secured debt investment in the same portfolio company. In addition, we received additional preferred equity units with nominal value in connection with a $1.3 million follow on investment in My Alarm, LLC and also amended our My Alarm, LLC senior secured debt investment for which we received preferred equity units valued at $0.2 million.
Our level of investment activity may vary substantially from period to period depending on various factors, including, but not limited to, the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.
We categorize debt investments into seven risk categories based on relevant information about the ability of borrowers to service their debt. For additional information regarding our risk categories, see “The Company — Portfolio Review/Risk Monitoring” in the accompanying prospectus. The following table shows the classification of our debt investments portfolio by risk category as of December 31, 2017 and 2016 (dollar amounts in thousands):
	As of December 31,
	2017		2016
Risk Category	Debt Investments, at Fair Value	% of Debt Investments	Debt Investments, at Fair Value	% of Debt Investments
1 (Low Risk)	$—	—%	$—	—%
2 (Below Average Risk)	3,755	1.5	3,810	1.6
3 (Average)	222,027	90.1	192,078	78.6
4 (Special Mention)	16,454	6.7	43,084	17.6
5 (Substandard)	2,873	1.2	5,393	2.2
6 (Doubtful)	1,201	0.5	—	—
7 (Loss)	—	—	—	—
	$246,310	100.0%	$244,365	100.0%

During the year ended December 31, 2017, we reclassified three debt investments from risk category 4 to risk category 3, with an aggregate fair value of  $17.2 million at December 31, 2016, primarily due to improvement in the underlying businesses of the portfolio companies. In addition, we reclassified our debt investment in Community Intervention Services, Inc. with a fair value of  $5.4 million at December 31, 2016, from risk category 5 to risk category 6 (our non-accrual debt investment with respect to PIK interest and Net Loan Fees described above), our debt investment in Southern Technical Institute, LLC from a risk category 4 to risk category 6 with a fair value of  $3.2 million at December 31, 2016, and our debt investment in Master Cutlery, LLC from risk category 4 to risk category 5 with a fair value of  $4.4 million at December 31, 2016, primarily due to a degradation in the underlying businesses of the portfolio companies. Further, our loan investment in My Alarm with a fair value and risk rating of  $6.2 million and 3, respectively, at December 31, 2016 was restructured and exchanged for a new class of preferred and common equity securities. All other year over year changes in the fair value of our debt investments within each category, were a result of new debt investments, the receipt of amortization payments on existing debt investments, repayment of certain debt investments in full, changes in the fair value of our existing debt investments within the categories, and other investment activity.
Results of Operations
Key Financial Measures
The following is a discussion of the key financial measures that management employs in reviewing the performance of our operations.
Total Investment Income.   We generate revenue primarily in the form of interest income on debt investments, and dividend income from our equity investments. Our debt investments typically have a term of three to eight years and bear interest at fixed and floating rates. As of December 31, 2017, floating rate and fixed rate loans comprised 76% and 24%, respectively, of our current debt investment portfolio at fair value; however, in accordance with our investment strategy, we expect that over time the proportion of fixed rate loans will continue to increase. In some cases, our investments provide for PIK interest, or PIK dividends (meaning interest or dividends paid in the form of additional principal amount of the loan or equity security instead of in cash). We also generate revenue in the form of management, valuation, and other contractual fees, which is recognized as the related services are rendered. In the general course of business, we receive certain fees from portfolio companies which are non-recurring in nature. Such non-recurring fees include prepayment fees on certain loans repaid prior to their scheduled due date, which are recognized as earned when received, and fees for capital structuring services from certain portfolio companies, which are recognized as earned upon closing of the investment. Net Loan Fees are capitalized, and accreted or amortized over the life of the loan as interest income. When we receive principal payments on a loan in an amount that exceeds its amortized cost, we recognize the excess principal payment as income in the period it is received.
Expenses.   Our primary operating expenses include interest expense due under our outstanding borrowings, the payment of fees to OFS Advisor under the Investment Advisory Agreement, our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below. Additionally, we will pay interest expense on any outstanding debt under any new credit facility or other debt instrument we may enter into. We will bear all other out-of-pocket costs and expenses of our operations and transactions, whether incurred by us directly, OFS Services or its affiliates, or on our behalf by a third party, including:
•
the cost of calculating our net asset value, including the cost of any third-party valuation services;

•
the cost of effecting sales and repurchases of shares of our common stock and other securities;

•
fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•
transfer agent and custodial fees;

•
out-of-pocket fees and expenses associated with marketing efforts;

•
federal and state registration fees and any stock exchange listing fees;

•
U.S. federal, state and local taxes;

•
independent directors’ fees and expenses;

brokerage commissions;
•
fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•
direct costs, such as printing, mailing and long-distance telephone;

•
fees and expenses associated with independent audits and outside legal costs;

•
costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

•
other expenses incurred by either OFS Services or us in connection with administering our business.

Net Gain (Loss) on Investments.   Net gain (loss) on investments consists of the sum of: (a) realized gains and losses from the sale of debt or equity securities, or the redemption of equity securities; and (b) net unrealized appreciation or depreciation on debt and equity investments, net of applicable taxes to the extent the investments are held through taxable wholly owned subsidiaries. In the period in which a realized gain or loss is recognized, such gain or loss will generally be offset by the reversal of previously recognized unrealized appreciation or depreciation, and the net gain recognized in that period will generally be smaller. The unrealized appreciation or depreciation on debt securities is also reversed when those investments are redeemed or paid off prior to maturity. In such instances, the reversal of accumulated unrealized appreciation or depreciation will be reported as a net loss or gain, respectively, and may be partially offset by the acceleration of any premium or discount on the debt security, which is reported in interest income, and any prepayment fees on the debt security, which is reported in fee income.
We do not believe that our historical operating performance is necessarily indicative of our future results of operations that we expect to report in future periods. We are primarily focused on investments in middle-market companies in the United States, including debt investments and, to a lesser extent, equity investments, including warrants and other minority equity securities, which differs to some degree from our historical investment concentration, in senior secured loans to middle-market companies in the United States. Moreover, as a BDC and a RIC, we are also subject to certain constraints on our operations, including, but not limited to, limitations imposed by the 1940 Act and the Code. In addition, SBIC I LP is subject to regulation and oversight by the SBA. For the reasons described above, the results of operations described below may not necessarily be indicative of the results we expect to report in future periods.
Net increase in net assets resulting from operations can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, annual comparisons of net increase in net assets resulting from operations may not be meaningful.
We changed the primary method used to value certain of our investments as of December 31, 2016, from the income approach to the market approach (“Valuation Methodology Change”), primarily due to the nature of evidence available under the discounted cash flow method, and to better align with industry practice. The methodology change resulted in a fourth quarter 2016 net increase to the carrying value of the investments and corresponding net increase in unrealized appreciation/depreciation on investments in the consolidated statement of operations of approximately $1.6 million.

Comparison of years ended December 31, 2017, 2016, and 2015.
Consolidated operating results for the years ended December 31, 2017, 2016, and 2015 are as follows (in thousands):
	Years Ended December 31,
	2017	2016	2015
Investment income
Interest income:
Cash interest income	$26,444	$24,901	$25,464
Net Loan Fee amortization	1,450	1,414	2,263
Other interest income	230	85	37
Total interest income	28,124	26,400	27,764
PIK income:
PIK interest income	1,508	1,194	1,206
Preferred equity PIK dividends	1,399	1,433	1,116
Total PIK income	2,907	2,627	2,322
Dividend income:
Preferred equity cash dividends	165	168	160
Common equity dividends	317	307	85
Total dividend income	482	475	245
Fee income:
Management, valuation, and other	163	159	159
Prepayment, structuring, and other fees	1,750	1,433	1,774
Total fee income	1,913	1,592	1,933
Total investment income	33,426	31,094	32,264
Total expenses	17,549	16,949	18,853
Net investment income	15,877	14,145	13,411
Net gain (loss) on investments	(7,967)	(317)	4,820
Net increase in net assets resulting from operations	$7,910	$13,828	$18,231

Interest and PIK income by debt investment type for the years ended December 31, 2017, 2016, and 2015 are summarized below (in thousands):
	Years Ended December 31,
	2017	2016	2015
Interest and PIK interest income:
Senior secured debt investments	$21,785	$19,485	$20,038
Subordinated debt investments	7,847	8,109	8,932
Total interest and PIK interest income	$29,632	$27,594	$28,970

Comparison of investment income for the years ended December 31, 2017 and 2016:
Interest income increased approximately $2.0 million, due to a $3.4 million increase in recurring interest income caused by a 12% increase in the average outstanding loan balance during 2017, offset by a decrease of  $1.4 million in recurring interest income resulting from a 63 basis point decrease in the weighted average yield in our portfolio during the year ended December 31, 2017. Acceleration of Net Loan Fees of $0.6 million and $0.6 million were included in interest income for the year ended December 31, 2017 and 2016, respectively, from the repayment of loans prior to their scheduled due dates.

Fee income increased $0.3 million primarily due to an increase in prepayment fees and capital structuring fees. We recorded prepayment fees of  $1.0 million resulting from $60.2 million of unscheduled principal payments during the year ended December 31, 2017, compared to $0.9 million from $25.0 million of unscheduled principal payments during 2016. We recognized capital structuring fees of  $0.5 million and $0.4 million for the years ended December 31, 2017 and 2016, respectively, upon the closing of $55.7 million and $37.3 million of debt and equity investments, respectively.
Comparison of investment income for the years ended December 31, 2016 and 2015:
Interest income decreased $1.4 million primarily due to a $1.0 million decrease in recurring interest income and a $0.4 million decrease in accelerated Net Loan Fees. Acceleration of Net Loan Fees occur and are recognized on certain loans that are repaid prior to their scheduled due date. The $1.0 million decrease in recurring interest income was primarily due to a $3.6 million decrease caused by a 13% decrease in the average outstanding loan balance during 2016, offset by an increase of  $2.6 million caused by a 19 basis point increase in the weighted average yield in our portfolio during the year ended December 31, 2016. The 13% decrease in the weighted average principal balance of investments and increase in our average portfolio yield was primarily a result of the sale of a portfolio of 20 senior secured debt investments with an aggregate principal balance of approximately $67.8 million as of May 28, 2015 to Madison (the “WM Asset Sale”) which occurred on May 28, 2015 (See “Liquidity and Capital Resources — WM Asset Sale and Related Transactions” for further details), the proceeds of which had only been partially reinvested in higher-yielding assets subsequent to the WM Asset Sale. Acceleration of Net Loan Fees of  $0.6 million and $1.0 million were included in interest income for the years ended December 31, 2016 and 2015, respectively.
Preferred equity cash and PIK dividend income increased approximately $0.3 million primarily as a result of additional preferred equity securities purchased during 2015. Common equity dividend income increased by $0.2 million primarily due to an additional common equity security purchased during the fourth quarter of 2015.
Fee income decreased $0.3 million primarily due to a decrease in prepayment fees and capital structuring fees. We recorded prepayment fees of  $0.9 million resulting from $25.0 million of unscheduled principal payments during the year ended December 31, 2016, compared to $1.1 million from $47.5 million of unscheduled principal payments during 2015. We recognized capital structuring fees of  $0.4 million and $0.7 million for the years ended December 31, 2016 and 2015, respectively, upon the closing of $37.3 million and $89.0 million of debt and equity investments, respectively.
Expenses
	Years Ended December 31,
	2017	2016	2015
	(Amounts in thousands)
Interest expense	$5,813	$5,302	$6,959
Management fees	4,999	4,516	5,225
Incentive fee	2,962	3,333	2,627
Professional fees	1,115	1,200	1,114
Administration fee	1,314	1,304	1,637
General and administrative expenses	1,346	1,294	1,291
Total expenses	$17,549	$16,949	$18,853

Comparison of expenses for the years ended December 31, 2017 and 2016:
Interest expense increased primarily due to an increase in borrowings under our PWB Credit Facility. The average dollar amount of borrowings outstanding under the PWB Credit Facility during the years ended December 31, 2017 and 2016 was $8.5 million and $0.6 million, respectively.
Management fee expense increased by $0.5 million due to an increase in our average total assets, primarily due to an increase in net investment activity, including deployment of funds from the Offering.

Incentive fee expense decreased by $0.4 million primarily due to a $0.6 million decrease in Part One incentive fees, due to a share issuance adjustment related to the Offering, which raised the hurdle rate to a level that was not exceeded in the second quarter because the Offering proceeds were not fully deployed, offset by an increase in pre-incentive fee net investment income due to an increase in net investment activity, including additional deployment of funds from the Offering, and an increase in the accrued Capital Gains Fee. During the year ended December 31, 2017, we did not incur a Capital Gains Fee, compared to a Capital Gains Fee of  $(0.1) million recorded during the year ended December 31, 2016, which represents the reversal of the accrued Capital Gains Fee at December 31, 2015.
Comparison of expenses for the years ended December 31, 2016 and 2015:
Interest expense decreased by $1.7 million, primarily due to a year-over-year decrease of  $0.8 million in cash interest expense on the WM Credit Facility and a $1.6 million write-off of deferred debt issuance costs, both related to our permanent reduction of the WM Credit Facility and the termination of the WM Credit Facility on May 28, 2015, offset by an increase of  $0.7 million in cash interest expense incurred on our SBA debentures. Interest expense on our SBA debentures increased due to an increase in the weighted average interest rate and the weighted average debentures outstanding during the year ended December 31, 2016, as a result of additional debenture draws of  $22.6 million during the nine months ended September 30, 2015, which pooled on September 23, 2015.
Management fee expense decreased by $0.7 million due to a decrease in the average total assets subject to the base management fee.
Incentive fee expense increased by $0.7 million due to an 11% increase in pre-incentive fee net investment income compared to the prior year, which resulted in a $0.8 million increase in the incentive fee catch-up provision (the amount of pre-incentive fee income that exceeds the hurdle rate but is less than 2.5%) and a $0.1 million increase in the incentive fee due to the amount of pre-incentive fee income that exceeded 2.5%, partially offset by a $0.1 million decrease in the Capital Gains Fee, which represents the reversal of the accrued Capital Gains Fee at December 31, 2015.
Administrative fee expense decreased by $0.3 million, primarily due to a decrease in the allocable amount of incentives of our officers and their respective staffs, which OFS Services passed along to us under our administration agreement.
Net gain (loss) on investments
	Years Ended December 31,
	2017	2016	2015
	(Amounts in thousands)
Senior secured debt	$(4,441)	$411	$(1,276)
Subordinated debt	(8,667)	(2,368)	(1,106)
Preferred equity	5,373	(2,584)	3,351
Common equity and warrants	(232)	4,224	3,851
Net gain (loss) on investments	$(7,967)	$(317)	$4,820

Year ended December 31, 2017
We recognized net losses of  $4.4 million on senior secured debt during the year ended December 31, 2017, primarily as a result of a realized loss of  $5.0 million on our senior secured debt investment in My Alarm recognized upon restructuring in the third quarter of 2017, offset by the positive net impact of portfolio company-specific performance factors on other investments. We held the My Alarm investment from the fourth quarter of 2015 and recognized unrealized appreciation of  $0.2 million and $0 during the years ended December 31, 2016 and 2015, respectively.
We recognized net losses of  $8.7 million on subordinated debt during the year ended December 31, 2017, primarily as a result of the net negative impact of portfolio company-specific performance factors, including unrealized depreciation of  $5.4 million recognized on our debt investment in Community

Intervention Services, Inc., which was placed on non-accrual status during 2016, unrealized depreciation of $2.1 million recognized on our debt investment in Southern Technical Institute, LLC, which was placed on non-accrual status during the fourth quarter of 2017, and $1.6 million of unrealized depreciation on our debt investment in Master Cutlery, LLC.
We recognized net gains of  $5.4 million on preferred equity investments for the year ended December 31, 2017, primarily as a result of  $7.7 million of net realized gains recognized upon sale of three equity investments, offset by the negative impact from changes to EBITDA multiples used in our valuations and negative impacts of portfolio company-specific performance factors, including a $2.1 million unrealized loss recognized on our equity investment in Southern Technical Institute, LLC. Included in net gains of $7.7 million for the year ended December 31, 2017, were realized gains of  $11.0 million we recognized upon sale of the three aforementioned equity investments. We recognized cumulative unrealized appreciation of approximately $3.3 million on these investments through December 31, 2016, which resulted in an aggregate net gain of  $7.7 million during the year ended December 31, 2017. In addition, previously recognized cumulative unrealized depreciation of  $0.3 million at June 30, 2017, on our preferred equity investments in My Alarm, was realized upon restructuring.
We recognized net losses of  $0.2 million on common equity and warrant investments for the year ended December 31, 2017, primarily as a result of the negative impact of portfolio company-specific performance factors, offset by a $0.4 million net gain realized upon sale of a common equity investment, which includes a realized gain of  $0.9 million, for which we had recognized cumulative unrealized appreciation of  $0.5 million through December 31, 2016.
Year ended December 31, 2016
We recognized net gains of  $0.4 million on senior secured debt during the year ended December 31, 2016, primarily as a result of the net positive impact of market based transactions on our fair values, offset by the net impact of portfolio company-specific performance factors, the pay-off of certain senior secured debt investments, and $0.4 million as a result of the Valuation Methodology Change.
We recognized net losses of  $2.4 million on subordinated debt during the year ended December 31, 2016, principally due to the net impact of portfolio company-specific performance factors and $0.5 million as a result of the Valuation Methodology Change.
We recognized net losses of  $2.6 million on preferred equity investments for the year ended December 31, 2016, primarily due to the net impact of portfolio company-specific performance factors offset by $2.1 million as a result of the Valuation Methodology Change.
We recognized net gains of  $4.2 million on common equity and warrant investments for the year ended December 31, 2016, primarily due to the net impact of portfolio company-specific performance factors and $0.4 million as a result of the Valuation Methodology Change. In addition, we realized gains of  $2.1 million from the redemption of an equity investment. We held this investment from the first quarter of 2014 and recognized unrealized gains of  $2.1 million and $0.5 million during the years ended December 31, 2015 and 2014, respectively. The net impact of this transaction was a recognized net loss of  $0.5 million during the year ended December 31, 2016 due to the reversal of the accumulated unrealized gains in excess of the recognized realized gain.
Year ended December 31, 2015
We recognized net losses of  $1.3 million on senior secured debt during the year ended December 31, 2015, primarily as a result of the net impact of changes to certain market loan indices, the impact of portfolio company-specific performance factors, and the settlement of a senior secured debt investment with one of our portfolio companies (Strata Pathology Services, Inc.) (“Strata Settlement”) in the fourth quarter of 2015, partially offset by the pay-off of certain senior secured debt investments, including the WM Asset Sale. In connection with the Strata Settlement, we recognized a realized loss of  $3.9 million and reversed $3.2 million of previously recognized cumulative unrealized depreciation.
We recognized net losses of  $1.1 million on subordinated debt during the year ended December 31, 2015, principally due to the net impact of portfolio company-specific performance factors, and the impact of changes to certain market loan indices.

We recognized net gains of  $3.4 million on preferred equity investments for the year ended December 31, 2015, primarily due to the impact of portfolio company-specific performance factors, the impact of certain investments moving closer to their expected exit events, and a net gain of  $0.7 million from the sale of an investment. We realized a $1.4 million gain on the sale of the equity investment, offset by the reversal of previously recognized unrealized gains from the date we held this investment, which included recognized unrealized gains of  $0.5 million at December 31, 2014.
We recognized net gains of  $3.9 million on common equity and warrant investments for the year ended December 31, 2015, primarily due to the impact of exit-event assumptions on our valuations, the net impact of portfolio company-specific performance factors, and a gain of  $0.7 million from the redemption of a warrant investment.
Liquidity and Capital Resources
At December 31, 2017, we held cash and cash equivalents of  $73.0 million, which includes cash and cash equivalents of  $72.1 million held by SBIC I LP, our wholly-owned SBIC. Our use of cash held by SBIC I LP is restricted by SBA regulation, including limitations on the amount of cash SBIC I LP can distribute to OFS Capital Corporation as parent company (the “Parent”). Any such distributions to the Parent from SBIC I LP are generally restricted to a statutory measure of undistributed accumulated earnings of SBIC I LP under SBA regulation. During the year ended December 31, 2017, the Parent received cash distributions of  $5.6 million from SBIC I LP. At December 31, 2017, the Parent had $9.7 million of cash and cash equivalents available for general corporate activities, including $8.8 million held by SBIC I LP that was available for distribution to it. Additionally, the Parent had $17.4 million of borrowings available through our PWB Credit Facility at December 31, 2017.
Sources and Uses of Cash and Cash Equivalents
We generate cash through operations from net investment income and the net liquidation of portfolio investments, and use cash in our operations in the net purchase of portfolio investments. Significant variations may exist between net investment income and cash from net investment income, primarily due to the recognition of non-cash investment income, including Net Loan Fee amortization, PIK interest, and PIK dividends, which generally will not be fully realized in cash until we exit the investment. As discussed in Note 4 to our consolidated financial statements included in this prospectus supplement, we pay OFS Advisor a quarterly incentive fee with respect to our pre-incentive fee net investment income, which includes investment income that has not been received in cash. In addition, we must distribute substantially all our taxable income, which approximates, but will not always equal, the cash we generate from net investment income to maintain our RIC tax treatment. Historically, our distributions have been in excess of taxable income and we have limited history of net taxable gains. We also obtain cash to fund investments or general corporate activities from the issuance of securities and our revolving line of credit. These principal sources and uses of cash and liquidity are presented below (in thousands):
	Years Ended December 31,
	2017	2016	2015
Cash from net investment income	$11,451	$10,051	$12,541
Cash received from net realized gains	11,017	2,228	2,329
Net (purchases and originations) repayments of portfolio investments	(11,795)	(23,595)	68,868
Net cash provided by (used in) operating activities	10,673	(11,316)	83,738
Proceeds from common stock offering, net of expenses	53,423	—	—
Cash distributions paid	(16,700)	(13,062)	(12,690)
Net borrowings (repayment) on debt facilities	8,100	9,500	(50,027)
Payment of debt issuance costs and common stock offering expenses	(203)	(177)	(754)
Increase (decrease) in cash and cash equivalents	$55,293	$(15,055)	$20,267

Comparison of the years ended December 31, 2017 and 2016:
At December 31, 2017, we held cash and cash equivalents of  $73.0 million, an increase of  $55.3 million from December 31, 2016.
Cash from net investment income
Cash from net investment income increased $1.4 million for the year ended December 31, 2017, compared to the prior year. The increase to cash from net investment income was principally due to an increase in interest income and prepayment and structuring fees collected, and a decrease in cash paid for incentive fees, which primarily resulted from a share issuance adjustment related to the Offering, offset by an increase in cash paid for management fees, primarily due to an increase in net investment activity, including additional deployment of funds from the Offering, and an increase in cash interest paid on our PWB Credit Facility.
Cash received from realized gains
Cash received on realized gains may differ from realized gains in the statement of operations due to delays in the receipt of sale proceeds related to escrow and earn-out provisions in the investment sales transactions.
Net (purchases and originations) repayments of portfolio investments
During the year ended December 31, 2017, net purchases and originations of portfolio investments were primarily due to $142.9 million of cash we used to purchase portfolio investments, offset by $131.1 million of cash we received from amortized cost repayments on our portfolio investments. During the year ended December 31, 2016, net purchases were due to $68.2 million of cash we used to purchase portfolio investments, offset by $44.6 million of cash we received from amortized cost repayments on our portfolio investments.
Proceeds from common stock offering, net of expenses
In April 2017, we issued 3,625,000 shares of our common stock in a follow-on public offering at an offering price of  $14.57 per share, including shares purchased by the underwriters pursuant to their exercise of the over-allotment option. OFS Advisor paid all of the underwriting discounts and commissions and an additional supplemental payment of  $0.25 per share, representing the difference between the public offering price of  $14.57 per share and the net offering proceeds of  $14.82 per share, which also represented our NAV per share at the time of the Offering. All payments made by OFS Advisor in connection with the Offering are not subject to reimbursement by us. We received $53.7 million in net proceeds from the Offering.
Comparison of the years ended December 31, 2016 and 2015:
At December 31, 2016, we held cash and cash equivalents of  $17.7 million, a decrease of  $15.1 million from December 31, 2015.
Cash from net investment income
Cash from net investment income decreased $2.5 million for the year ended December 31, 2016, compared to the prior year. The decline was principally due to higher management and incentive fees paid, and cash interest. Cash used to pay incentive fees during the year ended December 31, 2016 were $1.6 million greater than the year ended December 31, 2015, due to an increase in our pre-incentive fee net investment income in the fourth quarter of 2015 and the first, second and third quarter of 2016, which were paid during the year ended December 31, 2016. Cash used to pay base management fees during the year ended December 31, 2016 were $0.2 million greater than the year ended December 31, 2015 primarily due to adjustments in the base management fee rate on January 1, 2015, which lead to a $0.9 million increase in cash paid for management fees during the year ended December 31, 2016, that was offset by a reduction of $0.7 million in management fees paid during the year ended December 31, 2016, due to a decrease in the average fair value of our investment portfolio, primarily as a result of the WM Asset Sale in the second quarter of 2015 and subsequent increase in cash and cash equivalents which are not subject to the management fee. Cash interest paid increased due to higher payments on SBA debentures, partially offset by lower payments on the WM Credit Facility. We are required to make interest payments on our SBA debentures semi-annually in March and September through maturity. The weighted average outstanding balance on our SBA debentures, excluding debt issuance costs, increased from $143.7 million for the year ended December 31, 2015, to $149.9 million for the year ended December 31, 2016. Additionally, during the first and second quarter of 2015, $65.9 million and $22.6 million, respectively, of the weighted average outstanding balance for the year ended December 31, 2015, carried interest at a lower pre-pooling, short-term rate. Consequently, we paid cash interest of  $4.7 million on our SBA debentures for the year ended December 31, 2016 compared to $3.2 million for the year ended December 31, 2015. This increase was partially offset by a decline in cash paid for interest on our WM Credit Facility from $1.4 million in the year ended December 31, 2015 to $0 in the year ended December 31, 2016, due to the retirement of that facility.
Net (purchases and originations) repayments of portfolio investments
During the year ended December 31, 2016, net purchases were due to $68.2 million of cash we used to purchase portfolio investments, offset by $44.6 million of cash we received from amortized cost repayments on our portfolio investments. During the year ended December 31, 2015, net repayments were due to $124.0 million of cash we used to purchase portfolio investments, offset by $124.0 million of cash we received from amortized cost repayments on our portfolio investments.
Net borrowings (repayment) on debt facilities
Net borrowings of  $9.5 million for the year ended December 31, 2016, were attributable to advances received under the PWB Credit Facility which was used to fund investment purchases and general corporate activities.
Borrowings
SBA Debentures
SBIC I LP has a SBIC license that allowed it to obtain leverage by issuing SBA-guaranteed debentures. These debentures are non-recourse to us, and bear interest payable semi-annually, and each debenture has a maturity date that is ten years following issuance. The interest rate on SBA debentures are fixed at the first pooling date after issuance, which is March and September of each year, at market-driven spreads over U.S. Treasury Notes with ten-year maturities. SBA regulations currently limit the amount that an SBIC may borrow up to a maximum of  $150 million when it has at least $75 million in regulatory capital, receives a leverage commitment from the SBA and has been through an examination by the SBA subsequent to licensing. For two or more SBICs under common control, the maximum amount of outstanding SBA-provided leverage cannot exceed $350 million. As of December 31, 2017 and 2016, SBIC I LP had fully drawn the $149.9 million of leverage commitments from the SBA, which bears interest at a weighted-average fixed cash interest rate of 3.18%.

The following table shows our outstanding SBA debentures payable as of December 31, 2017 and 2016 (in thousands):
Pooling Date	Maturity Date	Fixed Interest Rate	SBA debentures outstanding
			December 31, 2017	December 31, 2016
September 19, 2012	September 1, 2022	3.049%	$14,000	$14,000
September 25, 2013	September 1, 2023	4.448	7,000	7,000
March 26, 2014	March 1, 2024	3.995	5,000	5,000
September 24, 2014	September 1, 2024	3.819	4,110	4,110
September 24, 2014	September 1, 2024	3.370	31,265	31,265
March 25, 2015	March 1, 2025	2.872	65,920	65,920
September 23, 2015	September 1, 2025	3.184	22,585	22,585
SBA debentures outstanding			149,880	149,880
Unamortized debt issuance costs			(2,657)	(3,037)
SBA debentures outstanding, net of unamortized debt issuance costs			$147,223	$146,843

On a stand-alone basis, SBIC I LP held $251.6 million and $247.5 million in assets at December 31, 2017 and 2016, respectively, which accounted for approximately 70% and 81% of the Company’s total consolidated assets, respectively.
SBIC I LP is periodically examined and audited by the SBA’s staff to determine its compliance with SBA regulations. If SBIC I LP fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit SBIC I LP’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit SBIC I LP from making new investments. In addition, SBIC I LP may also be limited in its ability to make distributions to OFS Capital if it does not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would in turn, negatively affect OFS Capital.
PWB Credit Facility
We are party to a BLA with Pacific Western Bank, as lender, to provide us with a senior secured revolving credit facility, or PWB Credit Facility. The PWB Credit Facility is available for general corporate purposes including investment funding and was scheduled to mature on October 31, 2018. The maximum availability of the PWB Credit Facility is equal to 50% of the aggregate outstanding principal amount of eligible loans included in the borrowing base, which excludes subordinated loan investments (as defined in the BLA) and as otherwise specified in the BLA. The PWB Credit Facility is guaranteed by OFS Capital WM and secured by all of our current and future assets excluding assets held by SBIC I LP and the Company’s partnership interests in SBIC I LP and SBIC I GP. The PWC Credit Facility bore interest at a variable rate of the Prime Rate plus a 0.75% margin, with a 5.00% floor, and includes an unused commitment fee, payable monthly in arrears, equal to 0.50% per annum on any unused portion.
On March 7, 2018 the BLA was amended to, among other things, increase the maximum amount available under the PWB Credit Facility from $35 million to $50 million, extend the maturity date from October 31, 2018 to January 31, 2020, and change the interest rate floor from 5.00% to 5.25%. We incurred deferred debt issuance costs of  $0.2 million in connection with the amendment.
As of December 31, 2017, availability under the PWB Credit Facility was $17.4 million, based on the stated advance rate of 50% under the borrowing base.
The BLA contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, a minimum tangible net asset value, a minimum quarterly net investment income after incentive fees, and a statutory asset coverage test. The BLA also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change in investment advisor, and the occurrence of a material adverse change in our financial condition. As of December 31, 2017, the Company was in compliance with the applicable covenants.
WM Asset Sale and Related Transactions
On May 28, 2015, OFS Capital and OFS Capital WM entered into a Loan Portfolio Purchase Agreement with Madison Capital Funding, LLC, a Delaware limited liability company (“Madison”), pursuant to which OFS Capital WM completed the WM Asset Sale. Madison is an affiliated entity of MCF Capital Management, LLC (“MCF”), which was the loan manager for OFS Capital WM prior to the WM Asset Sale under a Loan and Security Agreement among OFS Capital WM, MCF, Wells Fargo Securities, LLC, each of the Lenders from time to time party thereto, and Wells Fargo Delaware Trust Company, N.A. (the “Loan and Security Agreement”).
As a result of the WM Asset Sale, we received cash proceeds of approximately $67.3 million. On May 28, 2015, the total fair value of the debt investments sold, applying the March 31, 2015 fair value percentages to the principal balances of the respective investments on the sale date, was approximately $66.7 million. The determination of the fair value of our investments is subject to the good faith determination by our board of directors, which is conducted no less frequently than quarterly, pursuant to our valuation policies and accounting principles generally accepted in the United States.
On May 28, 2015, pursuant to the Loan and Security Agreement, we applied approximately $52.4 million from the sale proceeds of the WM Asset Sale to pay in full and retire OFS Capital WM’s secured revolving credit facility with the WM Credit Facility. As a result of the termination of the WM Credit Facility, we wrote-off the remaining related unamortized deferred financing closing costs of  $1.2 million on the revolving line of credit.
Other Liquidity Matters
We expect to fund the growth of our investment portfolio utilizing borrowings under SBA debentures, future equity offerings, and issuances of senior securities or future borrowings to the extent permitted by the 1940 Act. We cannot assure stockholders that our plans to raise capital will be successful. In addition, we intend to distribute to our stockholders substantially all of our taxable income in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. Consequently, we may not have the funds or the ability to fund new investments or make additional investments in our portfolio companies. The illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.
In addition, as a BDC, we generally will be required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities (including SBIC I LP’s SBA-guaranteed debt), to total senior securities, which include all of our borrowings (excluding SBA-guaranteed debt) and any outstanding preferred stock (of which we had none at December 31, 2017 and 2016), of at least 200% (or 150% if certain requirements are met). We received an exemptive order from the SEC to permit us to exclude the debt of SBIC I LP guaranteed by the SBA from the definition of Senior Securities in the statutory asset coverage ratio under the 1940 Act. This requirement limits the amount that we may borrow. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Contractual Obligations and Off-Balance Sheet Arrangements
The following table shows our contractual obligations as of December 31, 2017 (in thousands):
	Payments due by period(2)
Contractual Obligations(1)	Total	Less than 1 year	1 – 3 years	3 – 5 years	After 5 years
PWB Credit Facility	$17,600	$17,600	$—	$—	$—
SBA Debentures	149,880	—	—	14,000	135,880
Total	$167,480	$17,600	$—	$14,000	$135,880

(1)
Excludes commitments to extend credit to our portfolio companies.

(2)
The PWB Credit Facility was scheduled to mature on October 31, 2018. On March 7, 2018, the BLA was amended to, among other things, extend the maturity date to January 31, 2020. The SBA debentures are scheduled to mature between September 2022 and 2025.

We have entered into contracts with affiliates under which we will incur material future commitments — the Investment Advisory Agreement, pursuant to which OFS Advisor has agreed to serve as our investment adviser, and the Administration Agreement, pursuant to which OFS Services has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations.
We may become a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. We had $9.9 million of total unfunded commitments to three portfolio companies at December 31, 2017.
Distributions
We are taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its stockholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, and taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual PIK interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest and dividends or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation, and amortization expense.
Our board of directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount not less than 90-100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend, or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income to a following year. Each year, a statement on Form 1099-DIV identifying the source of the distribution is mailed to the Company’s stockholders. For the year ended December 31, 2017, approximately $1.14 per share, $0.22 per share, and $0 per share of the Company’s distributions represented ordinary income, long-term capital gain, and a return of capital to its stockholders, respectively. In addition, on February 12, 2018, our Board declared a special distribution of  $0.37 per share payable on March 29, 2018 to stockholders of record as of March 22, 2018, which represents undistributed net long-term capital gains as of December 31, 2017.

For a detailed description of our distributions paid for the years ended December 31, 2017, 2016, and 2015, see “Financial Statements — Note 11” in this prospectus supplement.
Recent Developments
On February 12, 2018, the Board declared a special distribution of  $0.37 per share payable on March 29, 2018 to stockholders of record as of March 22, 2018. In addition, on February 27, 2018, the Company’s Board declared a distribution of  $0.34 per share for the first quarter of 2018, payable on March 29, 2018 to stockholders of record as of March 22, 2018.
Quantitative and Qualitative Disclosures about Market Risk
We are subject to financial market risks, including changes in interest rates. Changes in interest rates affect both our cost of funding and the valuation of our investment portfolio. As of December 31, 2017, 76% of our debt investments bore interest at floating interest rates and 24% of our debt investments bore fixed interest rates, at fair value. The interest rates on our debt investments bearing floating interest rates are usually based on a floating LIBOR, and the debt investments typically contain interest rate re-set provisions that adjust applicable interest rates to current rates on a periodic basis. A significant portion of our loans that are subject to the floating LIBOR rates are also subject to a minimum base rate, or floor, that we charge on our loans if the current market rates are below the respective floors. As of December 31, 2017, 93% of our floating rate loans were based on a floating LIBOR (not subject to a floor).
Our outstanding SBA debentures bear interest at a fixed rate. Our PWB Credit Facility has a floating interest rate provision based on the Prime Rate, with a 5.0% interest rate floor, and was 5.25% as of December 31, 2017.
Assuming that the consolidated balance sheet as of December 31, 2017, were to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following tables show the annualized impact of hypothetical base rate changes in interest rates (in thousands):
Basis point increase	Interest income	Interest expense	Net increase (decrease)
50	$1,226	$89	$1,137
100	2,213	178	2,035
150	3,201	268	2,933
200	4,188	357	3,831
250	5,175	446	4,729
Basis point decrease	Interest income	Interest expense(1)	Net increase (decrease)
50	$(593)	$—	$(593)
100	(952)	—	(952)
150	(1,022)	—	(1,022)
200	(1,031)	—	(1,031)
250	(1,031)	—	(1,031)

(1)
Our PWB Credit Facility contains a 5.0% interest rate floor, and therefore a decline in the Prime Rate would not materially impact interest expense.

Although we believe that the foregoing analysis is indicative of our sensitivity to interest rate changes as of December 31, 2017, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in our portfolio, and other business developments, including borrowings under the PWB Credit Facility, that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the statement above.

We are subject to financial market risks, including changes in interest rates. Changes in interest rates affect both our cost of funding and the valuation of our investment portfolio. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment portfolio and investment income may be affected by changes in various interest rates, including LIBOR and the Prime Rate.
Evaluation of Disclosure Controls and Procedures
Our management, with the participation of our Chief Executive Officer and Chief Financial Officer evaluated the effectiveness of our disclosure controls and procedures as of December 31, 2017. The term “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) means controls and other procedures of a company that are designed to ensure that information required to be disclosed by a company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the company’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.
Management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving their objectives and management necessarily applies its judgment in evaluating the cost-benefit relationship of possible controls and procedures. Based on the foregoing evaluation of our disclosure controls and procedures as of December 31, 2017, our Chief Executive Officer and our Chief Financial Officer concluded that, as of such date, our disclosure controls and procedures were not effective at the reasonable assurance level due to the material weakness identified in the fourth quarter of 2017 and described in the Management’s Report on Internal Control Over Financial Reporting included in this prospectus supplement.
The identification of the material weakness did not require a fourth quarter 2017 adjustment or impact any of our consolidated financial statements for any prior annual or interim periods. Accordingly, management believes that the financial statements included in this prospectus supplement present fairly in all material respects the Company’s financial condition, results of operations and cash flows for the periods presented. Further, we are developing a remediation plan for this material weakness, which is described in the Management’s Report on Internal Control Over Financial Reporting included in this prospectus supplement.

SENIOR SECURITIES
Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables for the years ended December 31, 2017, 2016, 2015, 2014, 2013 and 2012. The senior securities table as of December 31, 2017, 2016, 2015, and 2014 was audited by our independent registered public accounting firm, BDO USA, LLP. Information as of December 31, 2013 and 2012 was audited by our previous independent registered public accounting firm. The “ — ” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(dollar amounts in thousands, except per unit data) Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
PWB Credit Facility
December 31, 2017	$17,600	$11,540	—	N/A
December 31, 2016	$9,500	$15,821	—	N/A
December 31, 2015	$—	$—	—	N/A
WM Credit Facility(6)
December 31, 2014	$72,612	$2,847	—	N/A
December 31, 2013	$108,955	$2,256	—	N/A
December 31, 2012	$99,224	$2,429	—	N/A
Small Business Administration Debentures (SBIC I LP)(5)
December 31, 2017	$149,880	$—	—	N/A
December 31, 2016	$149,880	$—	—	N/A
December 31, 2015	$149,880	$—	—	N/A
December 31, 2014	$127,295	$—	—	N/A
December 31, 2013	$26,000	$—	—	N/A
December 31, 2012	$—	$—	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)
Not applicable because senior securities are not registered for public trading.

(5)
The Small Business Administration Debentures are not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.

(6)
The WM Credit Facility was terminated on May 28, 2015.

DESCRIPTION OF THE NOTES
The Notes will be issued under a base indenture and a first supplemental indenture thereto, to be entered into between us and U.S. Bank National Association, as trustee. We refer to the indenture and the first supplemental indenture collectively as the “indenture” and to U.S. Bank National Association as the “trustee.” The Notes are governed by the indenture, as required by federal law for all bonds and notes of companies that are publicly offered. An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs” below. Second, the trustee performs certain administrative duties for us with respect to the Notes.
This section includes a summary description of the material terms of the Notes and the indenture. Because this section is a summary, however, it does not describe every aspect of the Notes and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of the Notes. The base indenture has been attached as an exhibit to the registration statement of which this prospectus supplement is a part and the first supplemental indenture will be attached as an exhibit to a post-effective amendment to the registration statement of which this prospectus supplement is a part, in each case, as filed with the SEC. See “Available Information” in this prospectus supplement for information on how to obtain a copy of the indenture.
General
The Notes will mature on            , 2025. The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the Notes is     % per year and will be paid every January 31, April 30, July 31 and October 31, beginning on July 31, 2018, and the regular record dates for interest payments will be every January 15, April 15, July 15 and October 15, commencing July 15, 2018. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The initial interest period will be the period from and including            , 2018, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.
We will issue the Notes in denominations of  $25 and integral multiples of  $25 in excess thereof. The Notes will not be subject to any sinking fund and holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date.
The indenture does not limit the amount of debt (including secured debt) that may be issued by us or our subsidiaries under the indenture or otherwise, but does contain a covenant regarding our asset coverage that would have to be satisfied at the time of our incurrence of additional indebtedness. See “— Covenants” and “— Events of Default.” Other than as described under “— Covenants” below, the indenture does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions described under “— Merger or Consolidation” below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or if our credit rating declines as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect your investment in the Notes.
We have the ability to issue indenture securities with terms different from the Notes and, without the consent of the holders of the Notes, to reopen the Notes and issue additional Notes.

Covenants
In addition to any other covenants described in this prospectus supplement and the accompanying prospectus, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment and related matters, the following covenants will apply to the Notes:
•
We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if certain requirements are met) after such borrowings. See “Risk Factors — Risks Related to the Notes — Recent legislation may allow us to incur additional leverage” in this prospectus supplement.

•
We agree that for the period of time during which Notes are Outstanding, the Company will not declare any dividend (except a dividend payable in stock of the issuer), or declare any other distribution, upon a class of the capital stock of the Company, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, the Company has an asset coverage (as defined in the 1940 Act) of at least the threshold specified in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to the Company from time to time or any successor provisions thereto of the 1940 Act, as such obligation may be amended or superseded, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and in each case giving effect to (i) any exemptive relief granted to the Company by the Commission, and (ii) any SEC no-action relief granted by the Commission to another BDC (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to the Company from time to time, as such obligation may be amended or superseded, in order to maintain such BDC’s status as a regulated investment company under Subchapter M of the Code.

•
If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable U.S. GAAP.

Optional Redemption
The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after            , upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.
You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act, to the extent applicable.

If we redeem only some of the Notes, the trustee or, with respect to global securities, DTC, will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture and the 1940 Act, to the extent applicable, and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.
Global Securities
Each Note will be issued in book-entry form and represented by a global security that we deposit with and register in the name of DTC or its nominee. A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all the Notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see “— Book-Entry Procedures” below.
Termination of a Global Security
If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.
Conversion and Exchange
The Notes are not convertible into or exchangeable for other securities.
Payment and Paying Agents
We will pay interest to the person listed in the trustee’s records as the owner of the Notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Note on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the Notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on the Notes so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Book-Entry Procedures” below.
Payments on Certificated Securities
In the event the Notes become represented by certificated securities, we will make payments on the Notes as follows. We will pay interest that is due on an interest payment date to the holder of the Notes as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the indenture or a notice to holders against surrender of the Note.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment When Offices Are Closed
If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under the Notes or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on the Notes.
Events of Default
You will have rights if an Event of Default occurs in respect of the Notes and the Event of Default is not cured, as described later in this subsection.
The term “Event of Default” in respect of the Notes means any of the following:
•
We do not pay the principal of any Note when due and payable at maturity;

•
We do not pay interest on any Note when due and payable, and such default is not cured within 30 days of its due date;

•
We remain in breach of any other covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding Notes);

•
We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or

•
On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage (as such term is defined in the 1940 Act) of less than 100%, giving effect to any exemptive relief granted to us by the SEC.

An Event of Default for the Notes may, but does not necessarily, constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the Notes may declare the entire principal amount of all the Notes to be due and immediately payable, but this does not entitle any holder of Notes to any redemption payout or redemption premium. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if (1) we have deposited with the trustee all amounts due and owing with respect to the Notes (other than principal or any payment that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.
Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:
•
You must give the trustee written notice that an Event of Default has occurred and remains uncured;

•
The holders of at least 25% in principal amount of all the Notes must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security, or both reasonably satisfactory to it against the cost and other liabilities of taking that action;

•
The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•
The holders of a majority in principal amount of the Notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes on or after the due date.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the Notes, or else specifying any default.
Waiver of Default
The holders of a majority in principal amount of the Notes may waive any past defaults other than a default:
•
in the payment of principal (or premium, if any) or interest; or

•
in respect of a covenant that cannot be modified or amended without the consent of each holder of the Notes.

Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:
•
where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the Notes;

•
Immediately after giving effect to the transaction, no default or Event of Default shall have happened and be continuing; and

•
we must deliver certain certificates and documents to the trustee.

Modification or Waiver
There are three types of changes we can make to the indenture and the Notes issued thereunder.

Changes Requiring Your Approval
First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:
•
change the stated maturity of the principal of  (or premium, if any, on) or any installment of principal of or interest on the Notes;

•
reduce any amounts due on the Notes or reduce the rate of interest on the Notes;

•
reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

•
change the place or currency of payment on a Note;

•
impair your right to sue for payment;

•
reduce the percentage of holders of Notes whose consent is needed to modify or amend the indenture; and

•
reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of Notes required to satisfy quorum or voting requirements at a meeting of holders of the Notes.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the Notes in any material respect.
Changes Requiring Majority Approval
Any other change to the indenture and the Notes would require the following approval:
•
if the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes; and

•
if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:
The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we or any affiliate of ours own any Notes. The Notes will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance” below.
We will generally be entitled to set any day as a record date for the purpose of determining the holders of the Notes that are entitled to vote or take other action under the indenture. However, the record date may not be earlier than 30 days before the date of the first solicitation of holders to vote on or take such action and not later than the date such solicitation is completed. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of the Notes on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.
Satisfaction and Discharge
The indenture will be discharged and will cease to be of further effect with respect to the Notes when:
•
Either

•
all the Notes that have been authenticated have been delivered to the trustee for cancellation; or

•
all the Notes that have not been delivered to the trustee for cancellation:

•
have become due and payable, or

•
will become due and payable at their stated maturity within one year, or

•
are to be called for redemption within one year,

and we, in the case of the first, second and third sub-bullets above, have irrevocably deposited or caused to be deposited with the trustee as trust funds in trust solely for the benefit of the holders of the Notes, in amounts as will be sufficient, to pay and discharge the entire indebtedness (including all principal, premium, if any, and interest) on such Notes delivered to the trustee for cancellation (in the case of Notes that have become due and payable on or prior to the date of such deposit) or to the stated maturity or redemption date, as the case may be;
•
we have paid or caused to be paid all other sums payable by us under the indenture with respect to the Notes; and

•
we have delivered to the trustee an officers’ certificate and legal opinion, each stating that all conditions precedent provided for in the indenture relating to the satisfaction and discharge of the indenture and the Notes have been complied with.

Defeasance
The following provisions will be applicable to the Notes. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the indenture relating to the Notes.
Covenant Defeasance
Under current U.S. federal income tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, the following must occur:
•
Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•
We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•
Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments; and

•
No default or Event of Default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal income tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:
•
Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service (“IRS”) ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•
Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments; and

•
No default or Event of Default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.
Form, Exchange and Transfer of Certificated Registered Securities
If registered Notes cease to be issued in book-entry form, they will be issued:
•
only in fully registered certificated form;

•
without interest coupons; and

•
unless we indicate otherwise, in denominations of  $25 and amounts that are multiples of  $25.

Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $25.
Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the Notes, we may block the transfer or exchange of those Notes selected for redemption during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated Notes selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any Note that will be partially redeemed.
If registered Notes are issued in book-entry form, only the depositary will be entitled to transfer and exchange the Notes as described in this subsection, since it will be the sole holder of the Notes.
Resignation of Trustee
The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Governing Law
The indenture and the Notes will be governed by and construed in accordance with the laws of the State of New York.
Indenture Provisions — Ranking
The Notes will be our direct unsecured obligations and will rank:
•
pari passu with our existing and future unsecured, unsubordinated indebtedness;

•
senior to any of our future indebtedness that expressly provides it is subordinated to the Notes; and

•
effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the PWB Credit Facility; and

•
structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including SBIC I LP and any other future SBIC subsidiary of the Company.

The Trustee under the Indenture
U.S Bank National Association serves as the trustee, paying agent, and security registrar under the indenture. Separately, our securities are held by U.S. Bank National Association pursuant to a custody agreement.
Book-Entry Procedures
The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

The Notes will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for each issuance of the Notes, in the aggregate principal amount thereof, and will be deposited with DTC. Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.
DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).
DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s Ratings Services’ rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.
Purchases of the Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the Notes on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.
To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts the Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the Notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
Redemption proceeds, distributions, and interest payments on the Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.
DTC may discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for its accuracy.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following summary describes certain U.S. federal income tax consequences applicable to an investment in the Notes. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The summary is based upon the Code, U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect, or to different interpretations. We cannot assure you that the IRS will not challenge one or more of the tax consequences described in this summary, and we have not obtained, nor do we intend to obtain, any ruling from the IRS or opinion of counsel with respect to the tax consequences of an investment in the Notes. Investors should consult their own tax advisors with respect to tax considerations that pertain to their investment in the Notes.
This summary discusses only Notes held as capital assets within the meaning of the Code (generally, property held for investment purposes) and does not purport to address persons in special tax situations, such as banks and other financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies, real estate investment trusts and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a position in a “straddle,” “hedge,” “constructive sale transaction,” “conversion transaction,” “wash sale” or other integrated transaction for U.S. federal income tax purposes, entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, or U.S. holders (as defined below) whose functional currency (as defined in the Code) is not the U.S. dollar. It does not address beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for cash at a price equal to their issue price (i.e., the first price at which a substantial amount of the Notes is sold for money to investors (other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placements agents or wholesalers)). It also does not address the U.S. federal income tax consequences to beneficial owners of the Notes subject to the special tax accounting rules under Section 451(b) of the Code. In addition, this summary only addresses U.S. federal income tax consequences, and, except as otherwise noted below, does not address other U.S. federal tax consequences, including, for example, estate or gift tax consequences. This summary also does not address any U.S. state or local or non-U.S. tax consequences. Investors considering purchasing the Notes should consult their own tax advisors concerning the application of the U.S. federal income tax laws to their individual circumstances, as well as any consequences to such investors relating to purchasing, owning and disposing of the Notes under the laws of any state, local, foreign or other taxing jurisdiction.
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding Notes, and persons holding interests in such partnerships, should each consult their own tax advisors as to the consequences of investing in the Notes in their individual circumstances.
Taxation of U.S. Holders
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•
a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more “United States persons” (within the meaning of the Code) that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable U.S. Treasury regulations to be treated as a “United States person” (within the meaning of the Code); or

•
an estate the income of which is subject to U.S. federal income taxation regardless of its source.

Payments of Interest
Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.
Sale, Exchange, Redemption, Retirement or Other Taxable Disposition of a Note
Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary interest income to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations under the Code.
Additional Tax on Net Investment Income
An additional tax of 3.8% is imposed on certain “net investment income” (or “undistributed net investment income,” in the case of certain U.S. holders that are estates and trusts) received by certain U.S. holders with adjusted gross income above certain threshold amounts. “Net investment income” generally includes interest payments on, and gain recognized from the sale, exchange, redemption, retirement or other taxable disposition of, the Notes, less certain deductions. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.
Backup Withholding and Information Reporting
In general, a U.S. holder will be subject to U.S. federal backup withholding tax at the applicable rate with respect to payments on the Notes and the proceeds of a sale, exchange, redemption, retirement or other taxable disposition of the Notes, unless the U.S. holder is an exempt recipient and appropriately establishes that exemption, or provides its taxpayer identification number to the paying agent and certifies, under penalty of perjury, that it is not subject to backup withholding on an IRS Form W-9 and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder may be allowed as a credit against such U.S. holder’s U.S. federal income tax liability and may entitle such U.S. holder to a refund, provided the required information is furnished to the IRS in a timely manner. In addition, payments on the Notes made to, and the proceeds of a sale, exchange, redemption, retirement or other taxable disposition by, a U.S. holder generally will be subject to information reporting requirements, unless such U.S. holder is an exempt recipient and appropriately establishes that exemption.
Taxation of Non-U.S. Holders
For purposes of this discussion, the term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership for U.S. federal income tax purposes.

Interest on the Notes
Subject to the discussions of backup withholding and Foreign Account Tax Compliance Act, or FATCA, withholding below, payments to a non-U.S. holder of interest on the Notes generally will not be subject to U.S. federal income tax and will be exempt from withholding of U.S. federal income tax under the “portfolio interest” exemption if such non-U.S. holder properly certifies as to such non-U.S. holder’s foreign status, as described below, and:
•
such non-U.S. holder does not own, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote;

•
such non-U.S. holder is not a “controlled foreign corporation” that is related to us (actually or constructively);

•
such non-U.S. holder is not a bank whose receipt of interest on the Notes is in connection with an extension of credit made pursuant to a loan agreement entered into in the ordinary course of such non-U.S. holder’s trade or business; and

•
interest on the Notes is not effectively connected with such non-U.S. holder’s conduct of a U.S. trade or business (or, in the case of an applicable income tax treaty, such interest is not attributable to a permanent establishment maintained by such non-U.S. holder in the United States).

The portfolio interest exemption generally applies only if a non-U.S. holder also appropriately certifies as to such non-U.S. holder’s foreign status. A non-U.S. holder can generally meet the certification requirement by providing a properly executed IRS Form W-8BEN or IRS Form W-8BEN-E (or applicable successor form) to the applicable withholding agent. If a non-U.S. holder holds the Notes through a financial institution or other agent acting on such non-U.S. holder’s behalf, such non-U.S. holder may be required to provide appropriate certifications to the agent. Such non-U.S. holder’s agent will then generally be required to provide appropriate certifications to the applicable withholding agent, either directly or through other intermediaries.
If a non-U.S. holder cannot satisfy the requirements described above, payments of interest made to such non-U.S. holder will be subject to U.S. federal withholding tax at a 30% rate, unless (i) such non-U.S. holder provides the applicable withholding agent with a properly executed IRS Form W-8BEN or IRS Form W-8BEN-E (or applicable successor form) claiming an exemption from (or a reduction of) withholding under the benefits of an income tax treaty, or (ii) the payments of such interest are effectively connected with such non-U.S. holder’s conduct of a trade or business in the United States and such non-U.S. holder meets the certification requirements described below under “— Income or Gain Effectively Connected with a U.S. Trade or Business”.
Disposition of the Notes
Subject to the discussions of backup withholding and FATCA withholding below, a non-U.S. holder generally will not be subject to U.S. federal income tax on any gain realized on the sale, redemption, exchange, retirement, or other taxable disposition of a Note unless:
•
the gain is effectively connected with the conduct by such non-U.S. holder of a U.S. trade or business (and, if required by an applicable income tax treaty, such non-U.S. holder maintains a permanent establishment in the United States to which such gain is attributable); or

•
such non-U.S. holder is a non-resident alien individual who has been present in the United States for 183 days or more in the taxable year of disposition and certain other requirements are met.

If a non-U.S. holder’s gain is described in the first bullet point above, such non-U.S. holder generally will be subject to U.S. federal income tax in the manner described under “— Income or Gain Effectively Connected with a U.S. Trade or Business” below. A non-U.S. holder described in the second bullet point above will be subject to a flat 30% (or lower applicable income tax treaty rate) U.S. federal income tax on the gain derived from the sale or other disposition, which may be offset by certain U.S. source capital losses.

To the extent that any portion of the amount realized on a sale, redemption, exchange, retirement or other taxable disposition of a Note is attributable to accrued but unpaid interest on the Note, this amount generally will be taxed in the same manner as described above in “— Interest on the Notes.”
Income or Gain Effectively Connected with a U.S. Trade or Business
If any interest on the Notes or gain from the sale, redemption, exchange, retirement, or other taxable disposition of the Notes is effectively connected with a non-U.S. holder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, such non-U.S. holder maintains a permanent establishment in the United States to which such interest or gain is attributable), then the interest income or gain will be subject to U.S. federal income tax at regular income tax rates generally in the same manner as if such non-U.S. holder were a U.S. holder (but without regard to the additional tax on net investment income described above). Effectively connected interest income will not be subject to U.S. federal withholding tax if a non-U.S. holder satisfies certain certification requirements by providing to the applicable withholding agent a properly executed IRS Form W-8ECI (or successor form). In addition, if a non-U.S. holder is a corporation, that portion of such non-U.S. holder’s earnings and profits that are effectively connected with such non-U.S. holder’s conduct of a U.S. trade or business may also be subject to a “branch profits tax” at a 30% rate, unless an applicable income tax treaty provides for a lower rate. For this purpose, interest received on a Note and gain recognized on the disposition of a Note will be included in earnings and profits if the interest or gain is effectively connected with the conduct by such non-U.S. holder of a U.S. trade or business.
Backup Withholding and Information Reporting
Under current U.S. Treasury regulations, the amount of interest paid to a non-U.S. holder and the amount of tax withheld, if any, from those payments must be reported annually to the IRS and each non-U.S. holder. These reporting requirements apply regardless of whether U.S. withholding tax on such payments was reduced or eliminated by any applicable tax treaty or otherwise. Copies of the information returns reporting those payments and the amounts withheld may also be made available to the tax authorities in the country where a non-U.S. holder is a resident under the provisions of an applicable income tax treaty or agreement.
Backup withholding generally will not apply to payments of interest to a non-U.S. holder on a Note if the certification described above in “— Interest on the Notes” is duly provided or such non-U.S. holder otherwise establishes an exemption.
Additionally, the gross proceeds from a non-U.S. holder’s disposition of Notes may be subject under certain circumstances to information reporting and backup withholding unless the non-U.S. holder provides an IRS Form W-8BEN or W-8BEN-E (or other applicable form) certifying that the non-U.S. holder is not a United States person or otherwise qualifies for an exemption.
Non-U.S. holders should consult their own tax advisors regarding application of the backup withholding rules to their particular circumstances and the availability of and procedure for obtaining an exemption from backup withholding. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be credited against a non-U.S. holder’s U.S. federal income tax liability (which may result in such non-U.S. holder being entitled to a refund of U.S. federal income tax), provided that the required information is timely provided to the IRS.
Estate Tax
A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to the U.S. federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a United States trade or business.

FATCA
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest (including interest on a Note) and dividends and, after December 31, 2018, the gross proceeds from the sale of any property that could produce U.S. source interest (such as a Note) or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediary through which it holds the Notes, a beneficial owner could be subject to this 30% withholding tax with respect to interest paid on the Notes and proceeds from the sale of the Notes. Under certain circumstances, a beneficial owner might be eligible for a refund or credit of such taxes.
Holders and beneficial owners should consult their own tax advisors regarding FATCA and whether it may be relevant to their acquisition, ownership and disposition of the Notes.
You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

UNDERWRITING
Ladenburg Thalmann & Co. Inc. is acting as the representative of the underwriters for this offering. Subject to the terms and conditions set forth in an underwriting agreement dated            , 2018 among us, OFS Advisors, OFS Services and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the aggregate principal amount of Notes indicated in the table below:
Underwriter	Principal Amount of Notes
Ladenburg Thalmann & Co. Inc.
Janney Montgomery Scott LLC
B. Riley FBR, Inc.
BB&T Capital Markets, a division of BB&T Securities, LLC
National Securities Corporation
Total

Ladenburg Thalmann & Co. Inc. and Janney Montgomery Scott LLC are acting as book-running managers of this offering.
The underwriting agreement provides that the obligations of the several underwriters are subject to certain conditions precedent such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriting agreement provides that the underwriters will purchase all of the Notes (other than those covered by the over-allotment option described below) if they purchase any of the Notes. If an underwriter defaults, the underwriting agreement provides that, under the circumstances, the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated. We have agreed to indemnify the underwriters and certain of their controlling persons against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.
The underwriters have advised us that they currently intend to make a market in the Notes. However, the underwriters are not obligated to do so and may discontinue any market-making activities at any time without notice. No assurance can be given as to the liquidity of the trading market for the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.
The underwriters are offering the Notes, subject to their acceptance of the Notes from us and subject to prior sale. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.
The underwriters propose to initially offer some of the Notes directly to the public at the public offering price set forth on the cover page of this prospectus supplement. If all of the Notes are not sold at the public offering price, the representative may change the public offering price and other selling terms. Investors must pay for any Notes purchased in this offering on or before            , 2018. The representative has advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.
The following table shows the sales load to be paid to the underwriters in connection with this offering assuming (1) no exercise of and (2) exercise in full of the underwriters’ over-allotment option.
	Per Note	Total
		Without Over- allotment	With Full Over- allotment
Public offering price	%	$	$
Sales load (underwriting discounts and commissions)	%	$	$
Proceeds to us (before expenses)	%	$	$

We estimate expenses payable by us in connection with this offering will be approximately $350,000. As part of our payment of our offering expenses, we have agreed to pay the underwriters an amount not to exceed $7,500 for the fees and disbursements of counsel to the underwriters in connection with the review by FINRA of the terms of the sale of the Notes.
Listing
We intend to list the Notes on The Nasdaq Global Select Market. We expect trading in the Notes on The Nasdaq Global Select Market to begin within 30 days after the original issue date under the trading symbol “OFSL”. We offer no assurances that an active trading market for the Notes will develop and continue after the offering.
Over-Allotment Option
We have granted to the underwriters an option to purchase from us up to an additional $     million aggregate principal amount of the Notes on or before April 30, 2018 at the public offering price set forth on the cover of this prospectus supplement less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. If the underwriters exercise this overallotment option, each will be obligated, subject to the specified conditions, to purchase a number of additional Notes proportionate to that underwriter’s initial principal amount reflected in the table above.
No Sales of Similar Securities
Subject to certain exceptions, we have agreed not to, directly or indirectly, offer, pledge, sell, contract to sell, grant any option for the sale of, make any short sale or otherwise transfer or dispose of any debt securities issued or guaranteed by the Company or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by the Company, enter into any swap or other derivatives transaction that transfers any of the economic benefits or risks of ownership of any debt securities issued or guaranteed by the Company or file any registration statement under the Securities Act with respect to any of the foregoing for a period of 45 days after the date of this prospectus supplement without first obtaining the written consent of Ladenburg Thalmann & Co. Inc., other than certain private sales of debt securities to a limited number of institutional investors. This consent may be given at any time without public notice.
Stabilization
The underwriters have advised us that, pursuant to Regulation M under the Exchange Act, certain persons participating in the offering may engage in transactions including over-allotment, covering transactions and stabilizing transactions, which may have the effect of stabilizing or maintaining the market price of the Notes at a level above that which might otherwise prevail in the open market. Over-allotment involves syndicate sales of securities in excess of the aggregate principal amount of securities to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions.
A stabilizing bid is a bid for the purchase of Notes on behalf of the underwriters for the purpose of fixing or maintaining the price of the Notes. A syndicate covering transaction is the bid for or the purchase of Notes on behalf of the underwriters to reduce a short position incurred by the underwriters in connection with the offering. Similar to other purchase transactions, the underwriter’s purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the Notes or preventing or retarding a decline in the market price of the Notes. As a result, the price of the Notes may be higher than the price that might otherwise exist in the open market. A penalty bid is an arrangement permitting the underwriters to reclaim the selling concession otherwise accruing to a syndicate member in connection with the offering if the Notes originally sold by such syndicate member are purchased in a syndicate covering transaction and therefore have not been effectively placed by such syndicate member. The underwriters may conduct these transactions on The Nasdaq Global Select Market, in the over-the-counter market or otherwise.

Neither we, nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. The underwriters are not obligated to engage in these activities and, if commenced, any of the activities may be discontinued at any time.
Electronic Distribution
A prospectus in electronic format may be made available by e-mail or on the web sites or through online services maintained by one or more of the underwriters and/or selling group members participating in this offering, or by their affiliates. In those cases, prospective investors may view offering terms online and, depending upon the particular underwriter or selling group member, prospective investors may be allowed to place orders online. The underwriters may agree with us to allocate a limited principal amount of the Notes for sale to online brokerage account holders. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations. Other than the prospectus in electronic format, information on the underwriters’ web sites and any information contained in any other web site maintained by any of the underwriters or selling group members is not part of this prospectus supplement, the accompanying prospectus or the registration statement of which this prospectus supplement is a part, has not been approved and/or endorsed by us or the underwriters and should not be relied on by investors.
Other Relationships
Certain of the underwriters and their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to us, our portfolio companies or our affiliates for which they have received or will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with us, on behalf of us, any of our portfolio companies or our affiliates. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to or whose loans are syndicated to us, our portfolio companies or our affiliates.
The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to us, any of our portfolio companies or our affiliates.
After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of their business and not in connection with the offering of the Notes. In addition, after the offering period for the sale of the Notes, the underwriters or their affiliates may develop analyses or opinions related to us or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding us to holders of the Notes or any other persons.
In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. Certain of the underwriters and their affiliates that may have a lending relationship with us may routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions that consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes offered by this prospectus supplement and the accompanying prospectus. Any such short positions could adversely affect future trading prices of the Notes offered hereby. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business address of the underwriters are: Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th floor, New York, NY 10172 and Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, PA 19103; B. Riley FBR, Inc., 299 Park Avenue, 7th Floor, New York, NY 10171; BB&T Capital Markets, 901 East Byrd Street, Suite 300, Richmond, VA 23219; and National Securities Corporation, 200 Vesey Street, 25th Floor, New York, NY 10281.
Alternative Settlement Cycle
We expect that delivery of the Notes will be made against payment therefor on or about April   , 2018, which will be the third business day following the trade date for the issuance of the Notes (such settlement being herein referred to as “T+3”). Under Rule 15c6-1 promulgated under the Exchange Act, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to the date of delivery hereunder will be required, by virtue of the fact that the Notes initially will settle in T+3 business days, to specify an alternative settlement arrangement at the time of any such trade to prevent a failed settlement.
Other Jurisdictions
The Notes offered by this prospectus supplement and the accompanying prospectus may not be offered or sold, directly or indirectly, nor may this prospectus supplement, the accompanying prospectus or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published, in any jurisdiction except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement and the accompanying prospectus come are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus supplement and the accompanying prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.
LEGAL MATTERS
Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, District of Columbia. Certain legal matters in connection with the securities offered hereby will be passed upon for the underwriters by Dechert LLP, Washington, District of Columbia.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We have selected BDO USA, LLP as our independent registered public accounting firm located at 300 North Wabash, Suite 3200, Chicago, IL 60611. The consolidated financial statements of OFS Capital Corporation as of December 31, 2017 and December 31, 2016 and for the three years in the period ended December 31, 2017 in this prospectus supplement have been audited by BDO USA, LLP.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus supplement and the accompanying prospectus.
We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. The information is available free of charge by contacting us at OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, or by calling us at (847) 734-2000 or on our website at www.ofscapital.com. Information on our website is not incorporated by reference into this prospectus supplement.

Index to Financial Statements
OFS Capital Corporation and Subsidiaries

Management’s Report on Internal Control Over Financial Reporting
Our management, including our Chief Executive Officer and Chief Financial Officer, is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act). Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of our financial statements for external reporting purposes in accordance with U.S. GAAP. Internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that the transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that the receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with polices or procedures may deteriorate.
Our management (with the supervision and participation of our Chief Executive Officer and Chief Financial Officer) conducted an evaluation of the effectiveness of our internal control over financial reporting based on the framework in Internal Control — Integrated Framework issued in 2013 by the Committee of Sponsoring Organizations of the Treadway Commission.
A material weakness is a deficiency, or combination of control deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. As a result of our evaluation of our internal control over financial reporting for the year ended December 31, 2017, management identified a material weakness related to the design and operating effectiveness of controls over the reliability of financial information reported by portfolio companies that is used as financial inputs in the Company’s investment valuations.
Remediation Plan
Management is developing a remediation plan to address the control deficiency that led to the material weakness and has begun the process of reviewing the Company’s policies and procedures related to the reliability of financial information reported by portfolio companies that is used as financial inputs in the Company’s investment valuations.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders
OFS Capital Corporation
Chicago, Illinois
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated balance sheets of OFS Capital Corporation (the “Company”), including the consolidated schedules of investments, as of December 31, 2017 and 2016, the related consolidated statements of operations, changes in net assets, cash flows and financial highlights for each of the three years in the period ended December 31, 2017, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), the Company’s internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) and our report dated March 12, 2018 expressed an adverse opinion thereon.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 and 2016 by correspondence with the custodian, loan agent, portfolio companies, or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ BDO USA, LLP
Chicago, Illinois
March 12, 2018
We have served as the Company’s auditor since 2014.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders
OFS Capital Corporation
Chicago, Illinois
Opinion on Internal Control over Financial Reporting
We have audited OFS Capital Corporation’s (the “Company’s”) internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (the “COSO criteria”). In our opinion, the Company did not maintain, in all material respects, effective internal control over financial reporting as of December 31, 2017, based on the COSO criteria.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), the consolidated balance sheets, including the consolidated schedule of investments, of the Company as of December 31, 2017 and 2016, the related consolidated statements of operation, changes in net assets, cash flows and financial highlights for each of the three years in the period ended December 31, 2017, and the related notes and our report dated March 12, 2018 expressed an unqualified opinion thereon.
Basis for Opinion
The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying “Item 9A, Management’s Report on Internal Control over Financial Reporting”. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of internal control over financial reporting in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.
A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. A material weakness has been identified and described in management’s assessment and is included in the accompanying Item 9A, Management’s Report on Internal Control over Financial Reporting. The Company did not design and maintain effective internal controls over the reliability of financial information reported by portfolio companies that is used as financial inputs in the Company’s investment valuations. This material weakness was considered in determining the nature, timing, and extent of audit tests applied in our audit of the 2017 financial statements, and this report does not affect our report dated March 12, 2018 on those financial statements.
Definition and Limitations of Internal Control over Financial Reporting
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
/s/ BDO USA, LLP
Chicago, Illinois
March 12, 2018

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Assets and Liabilities
(Dollar amounts in thousands, except per share data)
	December 31,
	2017	2016
Assets
Investments, at fair value
Non-control/non-affiliate investments (amortized cost of $209,360 and $178,279, respectively)	$197,374	$173,219
Affiliate investments (amortized cost of $70,402 and $76,306, respectively)	69,557	81,708
Control investments (amortized cost of $10,213 and $24,722, respectively)	10,568	26,700
Total investments at fair value (amortized cost of $289,975 and $279,307, respectively)	277,499	281,627
Cash and cash equivalents	72,952	17,659
Interest receivable	2,734	1,770
Prepaid expenses and other assets	4,593	3,974
Total assets	$357,778	$305,030
Liabilities
Revolving line of credit	$17,600	$9,500
SBA debentures (net of deferred debt issuance costs of $2,657 and $3,037, respectively)	147,223	146,843
Interest payable	1,596	1,599
Management and incentive fees payable	1,987	2,119
Administration fee payable	476	435
Accrued professional fees	433	477
Other liabilities	127	279
Total liabilities	169,442	161,252
Commitments and contingencies (Note 7)
Net Assets
Preferred stock, par value of $0.01 per share, 2,000,000 shares authorized, -0- shares issued and outstanding as of December 31, 2017 and December 31, 2016, respectively	—	—
Common stock, par value of $0.01 per share, 100,000,000 shares authorized, 13,340,217 and 9,700,297 shares issued and outstanding as of December 31, 2017 and December 31, 2016, respectively	133	97
Paid-in capital in excess of par	187,398	134,300
Accumulated undistributed net investment income	9,404	6,731
Accumulated undistributed net realized gain (loss)	3,881	330
Net unrealized appreciation (depreciation) on investments	(12,480)	2,320
Total net assets	188,336	143,778
Total liabilities and net assets	$357,778	$305,030
Number of shares outstanding	13,340,217	9,700,297
Net asset value per share	$14.12	$14.82

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Operations
(Dollar amounts in thousands, except per share data)
	Years Ended December 31,
	2017	2016	2015
Investment income
Interest income:
Non-control/non-affiliate investments	$20,078	$17,076	$22,561
Affiliate investments	6,506	7,451	5,062
Control investment	1,540	1,873	141
Total interest income	28,124	26,400	27,764
Payment-in-kind interest and dividend income:
Non-control/non-affiliate investments	1,400	1,070	1,111
Affiliate investments	1,375	1,437	1,211
Control investment	132	120	—
Total payment-in-kind interest and dividend income:	2,907	2,627	2,322
Dividend income:
Non-control/non-affiliate investments	50	36	—
Affiliate investments	140	170	245
Control investment	292	269	—
Total dividend income	482	475	245
Fee income:
Non-control/non-affiliate investments	1,086	1,366	1,463
Affiliate investments	675	110	320
Control investment	152	116	150
Total fee income	1,913	1,592	1,933
Total investment income	33,426	31,094	32,264
Expenses
Interest expense	5,813	5,302	6,959
Management fees	4,999	4,516	5,225
Incentive fee	2,962	3,333	2,627
Professional fees	1,115	1,200	1,114
Administration fee	1,314	1,304	1,637
General and administrative expenses	1,346	1,294	1,291
Total expenses	17,549	16,949	18,853
Net investment income	15,877	14,145	13,411
Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on non-control/non-affiliate investments	(3,248)	2,387	(3,033)
Net realized gain on affiliate investments	10,081	17	1,471
Net unrealized appreciation (depreciation) on non-control/non-affiliate investments	(9,715)	(6,699)	5,099
Net unrealized appreciation (depreciation) on affiliate investments	(5,088)	3,341	1,283
Net unrealized appreciation on control investments	3	637	—
Net gain (loss) on investments	(7,967)	(317)	4,820
Net increase in net assets resulting from operations	$7,910	$13,828	$18,231
Net investment income per common share – basic and diluted	$1.28	$1.46	$1.39
Net increase in net assets resulting from operations per common share – basic and diluted	$0.64	$1.43	$1.89
Distributions declared per common share	$1.36	$1.36	$1.36
Basic and diluted weighted average shares outstanding	12,403,706	9,692,634	9,670,153

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Changes in Net Assets
(Dollar amounts in thousands, except per share data)
	Years Ended December 31,
	2017	2016	2015
Increase in net assets resulting from operations:
Net investment income	$15,877	$14,145	$13,411
Net realized gain (loss) on investments	6,833	2,404	(1,562)
Net unrealized appreciation (depreciation) on investments	(14,800)	(2,721)	6,382
Net increase in net assets resulting from operations	7,910	13,828	18,231
Distributions to stockholders from:
Accumulated net investment income	(14,158)	(12,157)	(10,954)
Accumulated net realized gain	(2,738)	(169)	—
Return of capital distributions	—	(858)	(2,197)
Total distributions to stockholders	(16,896)	(13,184)	(13,151)
Common stock transactions:
Public offering of common stock, net of expenses	53,348	—	—
Reinvestment of stockholder distributions	196	122	461
Net increase in net assets resulting from capital transactions	53,544	122	461
Net increase in net assets	44,558	766	5,541
Net assets:
Beginning of year	143,778	143,012	137,471
End of year	$188,336	$143,778	$143,012
Accumulated undistributed net investment income	$9,404	$6,371	$4,612
Common stock activity:
Public offering of common stock	3,625,000	—	—
Common stock issued from reinvestment of stockholder distributions	14,920	9,127	40,336
Common stock issued and outstanding at beginning of year	9,700,297	9,691,170	9,650,834
Common stock issued and outstanding at end of year	13,340,217	9,700,297	9,691,170

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Changes in Net Assets
(Dollar amounts in thousands, except per share data)
	Years Ended December 31,
	2017	2016	2015
Cash flows from operating activities
Net increase in net assets resulting from operations	$7,910	$13,828	$18,231
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss on investments	(6,833)	(2,404)	1,562
Net change in unrealized appreciation/depreciation on investments	14,800	2,721	(6,382)
Amortization of Net Loan Fees	(1,450)	(1,414)	(2,263)
Amendment fees collected	175	261	112
Payment-in-kind interest and dividend income	(2,907)	(2,627)	(2,322)
Amortization and write-off of deferred debt issuance costs	553	490	2,117
Amortization of intangible asset	195	195	195
Purchase and origination of portfolio investments	(142,900)	(68,237)	(123,950)
Proceeds from principal payments on portfolio investments	105,078	41,404	96,069
Proceeds from sale or redemption of portfolio investments	37,044	5,274	98,895
Distributions received from portfolio investments	—	192	183
Changes in operating assets and liabilities:
Interest receivable	(964)	(937)	(113)
Interest payable	(3)	51	233
Management and incentive fees payable	(132)	(119)	1,009
Administration fee payable	41	(53)	215
Other assets and liabilities	66	59	(53)
Net cash provided by (used in) operating activities	10,673	(11,316)	83,738
Cash flows from financing activities
Proceeds from common stock offering, net of expenses	53,423	—	—
Distributions paid to stockholders	(16,700)	(13,062)	(12,690)
Borrowings under revolving line of credit	44,700	9,500	—
Repayments under revolving line of credit	(36,600)	—	—
Borrowings under WM Credit Facility	—	—	1,217
Repayments under WM Credit Facility	—	—	(73,829)
Draw down on SBA debentures	—	—	22,585
Payment of debt issuance costs	(131)	(177)	(750)
Payment of common stock offering costs	(72)	—	(4)
Net cash provided by (used in) financing activities	44,620	(3,739)	(63,471)
Net increase (decrease) in cash and cash equivalents	55,293	(15,055)	20,267
Cash and cash equivalents – beginning of year	17,659	32,714	12,447
Cash and cash equivalents – end of year	$72,952	$17,659	$32,714
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$5,263	$4,762	$4,609
Reinvestment of stockholder distributions	196	122	461
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2017
(Dollar amounts in thousands)
Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Non-control/Non-affiliate Investments
Aegis Acquisition, Inc.	Testing Laboratories
Senior Secured Loan		10.17%	(L +8.50%)	8/24/2021	$3,520	$3,470	$3,439	1.8%
Armor Holdings II LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		10.70%	(L +9.00%)	12/26/2020	3,500	3,476	3,570	1.9
Avison Young Canada, Inc.	Offices of Real Estate Agents and Brokers
Senior Secured Loan(5)(6)		9.50%	N/A	12/15/2021	4,000	3,939	4,070	2.3
BJ’s Wholesale Club, Inc.	Warehouse Clubs and Supercenters
Senior Secured Loan		8.95%	(L +7.50%)	2/3/2025	9,268	9,158	9,063	4.8
Carolina Lubes, Inc.(5)(9)	Automotive Oil Change and Lubrication Shops
Senior Secured Loan		9.28%	(L +7.25%)	8/23/2022	21,411	21,236	21,430	11.4
Senior Secured Loan (Revolver)		8.59%	(L +7.25%)	8/23/2022	487	473	489	0.3
Preferred Equity (973 units) 14% PIK						3,039	3,065	1.6
					21,898	24,748	24,984	13.3
Community Intervention Services, Inc.(5)	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan(7)(11)		7.0% cash/ 6.0% PIK	N/A	1/16/2021	8,530	7,639	—	—
Confie Seguros Holdings II Co.	Insurance Agencies and Brokerages
Senior Secured Loan		10.98%	(L +9.50%)	5/8/2019	9,678	9,579	9,417	5.0
Constellis Holdings, LLC	Other Justice, Public Order, and Safety Activities
Senior Secured Loan		10.69%	(L +9.00%)	4/21/2025	9,950	9,813	9,919	5.3
DuPage Medical Group	Offices of Physicians, Mental Health Specialists
Senior Secured Loan		8.42%	(L +7.00%)	8/15/2025	5,600	5,547	5,503	2.9
Eblens Holdings, Inc.	Shoe Store
Subordinated Loan		12.0% cash/ 1.00% PIK	N/A	1/13/2023	8,830	8,749	8,726	4.6
Common Equity (71,250 units)						713	771	0.4
					8,830	9,462	9,497	5.0
Elgin Fasteners Group	Bolt, Nut, Screw, Rivet, and Washer Manufacturing
Senior Secured Loan		8.44%	(L +6.75%)	8/27/2018	3,888	3,873	3,544	1.9
GGC Aerospace Topco L.P.	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Senior Secured Loan		10.23%	(L +8.75%)	9/8/2024	5,000	4,875	4,875	2.6
See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2017
(Dollar amounts in thousands)
Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Common Equity (368,852 Class A units)						$450	$450	0.2%
Common Equity (40,984 Class B units)						50	50	—
					5,000	5,375	5,375	2.8
LRI Holding, LLC(5)	Electrical Contractors and Other Wiring Installation Contractors
Senior Secured Loan		10.94%	(L +9.25%)	6/30/2022	18,269	18,125	18,205	9.7
Preferred Equity (238,095 units)						300	300	0.2
					18,269	18,425	18,505	9.9
Maverick Healthcare Equity, LLC(5)	Home Health Equipment Rental
Preferred Equity (1,250,000 units)(10)						900	141	0.1
Common Equity (1,250,000 units)(10)						—	—	—
						900	141	0.1
My Alarm Center, LLC(5)	Security Systems Services (except Locksmiths)
Preferred Equity (1,485 Class A units), 8% PIK(10)(13)						1,540	1,540	0.8
Preferred Equity (1,198 Class B units)						1,198	1,198	0.6
Common Equity (64,149 units)(13)						—	43	—
						2,738	2,781	1.4
NVA Holdings, Inc.	Veterinary Services
Senior Secured Loan		8.69%	(L +7.00%)	8/14/2022	743	743	748	0.4
O2 Holdings, LLC(5)	Fitness and Recreational Sports Centers
Senior Secured Loan		14.56%	(L +13.00%)	9/2/2021	13,350	12,977	13,617	7.2
Parfums Holding Company, Inc.	Cosmetics, Beauty Supplies, and Perfume Stores
Senior Secured Loan		10.45%	(L +8.75%)	6/30/2025	3,520	3,492	3,472	1.8
Planet Fitness Midwest LLC(5)	Fitness and Recreational Sports Centers
Subordinated Loan		13.00%	N/A	12/16/2021	5,000	4,964	5,011	2.7
PM Acquisition LLC	All Other General Merchandise Stores
Senior Secured Loan		11.50% cash/ 1.00% PIK	N/A	10/29/2021	6,187	6,108	6,059	3.2
Common equity (499 units)(10)						499	278	0.1
					6,187	6,607	6,337	3.3
Resource Label Group, LLC	Commercial Printing (except Screen and Books)
Senior Secured Loan		10.19%	(L +8.50%)	11/26/2023	4,821	4,755	4,767	2.5
See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2017
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Security Alarm Financing Enterprises, L.P.(5)	Security Systems Services (except Locksmiths)
Subordinated Loan(14)		14.00% cash/ 0.69% PIK	(L +13.00%)	6/19/2020	$12,525	$12,441	$12,364	6.6%
Sentry Centers Holdings, LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		13.07%	(L +11.50%)	7/24/2019	4,195	4,156	4,259	2.3
Preferred Equity (5,000 units)(10)(13)						527	527	0.3
					4,195	4,683	4,786	2.6
Southern Technical Institute, LLC(5)	Colleges, Universities, and Professional Schools
Subordinated Loan(10)		15.00% PIK	N/A	12/2/2020	3,520	3,451	1,201	0.6
Preferred Equity (1,764,720 units), 15.75% PIK(8)(10)						2,094	—	—
Warrants (2,174,905 units)(10)				3/30/2026(12)		46	—	—
					3,520	5,591	1,201	0.6
Stancor, L.P.(5)	Pump and Pumping Equipment Manufacturing
Senior Secured Loan		9.56%	(L +8.00%)	8/19/2019	7,919	7,896	7,919	4.2
Preferred Equity (1,250,000 units), 8% PIK(8)(10)						1,501	1,486	0.8
					7,919	9,397	9,405	5.0
The Escape Game, LLC(5)
Senior Secured Loan	Other amusement and recreation industries	10.32%	(L +8.75%)	12/20/2022	7,000	6,948	6,948	3.7
TravelCLICK, Inc.	Computer Systems Design and Related Services
Senior Secured Loan		9.32%	(L +7.75%)	11/6/2021	7,334	7,303	7,334	3.9
Truck Hero, Inc.	Truck Trailer Manufacturing
Senior Secured Loan		9.89%	(L +8.25%)	4/21/2025	7,014	6,971	7,064	3.8
United Biologics Holdings, LLC(5)	Medical Laboratories
Senior Secured Loan(11)		12.00% cash/ 2.00% PIK	N/A	4/30/2018	4,266	4,248	4,266	2.3
Subordinated Loan(10)		8.00% PIK	N/A	4/30/2019	7	7	7	—
Preferred Equity (151,787 units)(10)						9	92	—
Warrants (29,374 units)(10)				03/05/2022(12)		82	147	0.1
					4,273	4,346	4,512	2.4
Total Non-control/Non-affiliate Investments					199,332	209,360	197,374	104.9

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2017
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Affiliate Investments
All Metals Holding, LLC(5)	Metal Service Centers and Other Metal Merchant Wholesalers
Senior Secured Loan		12.00% cash/ 1.00% PIK	N/A	12/28/2021	$12,869	$12,288	$12,759	6.8%
Common Equity (637,954 units)(10)						565	1,785	0.9
					12,869	12,853	14,544	7.7
Contract Datascan Holdings, Inc.(5)	Office Machinery and Equipment Rental and Leasing
Subordinated Loan		12.00%	N/A	2/5/2021	8,000	7,985	8,000	4.2
Preferred Equity (3,061 shares), 10% PIK(10)						4,347	5,964	3.2
Common Equity (11,273 shares)(10)						104	260	0.1
					8,000	12,436	14,224	7.5
Jobson Healthcare Information, LLC(5)(9)	Other Professional, Scientific, and Technical Services
Senior Secured Loan(11)		10.13% cash/ 5.30% PIK	(L +13.43%)	7/21/2019	15,447	15,241	12,910	6.9
Common Equity (13 member units)						—	—	—
Warrants (1 member unit)(10)				7/21/2019(12)		454	—	—
				15,447	15,695	12,910	6.9
Master Cutlery, LLC(5)	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan		13.00%	N/A	4/17/2020	4,705	4,692	2,873	1.5
Preferred Equity (3,723 units), 8% PIK(8)(10)						3,483	—	—
Common Equity (15,564 units)(10)						—	—	—
					4,705	8,175	2,873	1.5
NeoSystems Corp.(5)	Other Accounting Services
Subordinated Loan		10.50% cash/ 1.25% PIK	N/A	8/13/2019	2,143	2,136	2,143	1.1
Preferred Equity (521,962 convertible shares), 10% PIK(10)						1,390	2,248	1.2
					2,143	3,526	4,391	2.3
Pfanstiehl Holdings, Inc.(5)	Pharmaceutical Preparation Manufacturing
Subordinated Loan		10.50%	N/A	9/29/2021	3,788	3,823	3,755	2.0
Common Equity (400 shares)						217	4,755	2.5
					3,788	4,040	8,510	4.5
See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2017
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
TRS Services, LLC(5)	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Senior Secured Loan		10.07%	(L +8.50%)	12/10/2019	$9,466	$9,330	$9,466	5.0%
Preferred Equity (329,266 Class AA units), 15% PIK(10)						401	409	0.2
Preferred Equity (3,000,000 Class A units), 11% PIK(8)(10)						3,374	2,230	1.2
Common Equity (3,000,000 units)(10)						572	—	—
					9,466	13,677	12,105	6.4
Total Affiliate Investments					56,418	70,402	69,557	36.8
Control Investments
MTE Holding Corp.(2)(5)	Travel Trailer and Camper Manufacturing
Subordinated Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		13.07% cash/ 1.50% PIK	(L +13.50%)	11/25/2020	7,186	7,144	7,118	3.8
Common Equity (554 shares)						3,069	3,450	1.8
					7,186	10,213	10,568	5.6
Total Control Investment					7,186	10,213	10,568	5.6
Total Investments					$262,936	$289,975	$277,499	147.3%

(1)
Equity ownership may be held in shares or units of companies affiliated with the portfolio company.

(2)
Substantially all of the investments that bear interest at a variable rate are indexed to LIBOR (L), and reset monthly, quarterly, or semi-annually. Approximately 7% of the Company’s LIBOR referenced investments are subject to a reference rate floor at December 31, 2017, with a reference rate floor of 2.00%. For each investment, the Company has provided the spread over the reference rate and current interest rate in effect at December 31, 2017. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.

(3)
Fair value was determined using significant unobservable inputs for all of the Company’s investments. See Note 6 for further details.

(4)
The negative amount represents the excess of the par value of an unfunded commitment in excess of its fair value.

(5)
Investments (or portion thereof) held by OFS SBIC I, LP. All other investments pledged as collateral under the PWB Credit Facility.

(6)
Non-qualifying assets under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s assets, as defined under Section 55 of the 1940 Act, at the time of acquisition of any additional non-qualifying assets. As of December 31, 2017, 97.53% of the Company’s assets were qualifying assets.

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2017
(Dollar amounts in thousands)

(7)
Investment was on non-accrual status as of December 31, 2017, meaning the Company has ceased recognizing all or a portion of income on the investment. See Note 2, Non-accrual loans for further details.

(8)
The fair value of the most-recently recognized PIK dividend as of December 31, 2017, was $0.

(9)
The Company has entered into a contractual arrangement with co-lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co-lenders pursuant to a payment waterfall. The reported interest rate of 9.28% at December 31, 2017, includes additional interest of 0.69% per annum as specified under the contractual arrangement among the Company and the co-lenders.

(10)
Non-income producing.

(11)
The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of December 31, 2017:

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 6.00%	13.00% or 7.00%	6.00%
Eblens Holdings, Inc.	Subordinated Loan	0% or 1.00%	13.00% or 12.00%	1.00%
Jobson Healthcare Information, LLC	Senior Secured Loan	1.50% to 5.30%	13.93% to 10.13%	5.30%
United Biologics Holdings, LLC	Senior Secured Loan	0% or 2.00%	14.00% or 12.00%	2.00%
(12)
Represents expiration date of the warrants.

(13)
All or portion of investment held by a wholly-owned subsidiary subject to income tax. See Note 2, Income taxes, for further details.

(14)
The PIK provision is reset at the beginning of each interest period equal to the excess of reference rate over the reference rate floor of 1.00%. The PIK interest rate in the schedule represents the current PIK interest rate in effect.

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2016
(Dollar amounts in thousands)
Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Non-control/Non-affiliate Investments
Accurate Group Holdings, Inc.(5)	Offices of Real Estate Appraisers
Subordinated Loan		13.00%	N/A	8/23/2018	$10,000	$10,032	$10,000	7.0%
Armor Holdings II LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		10.25%	(L +9.00%)	12/26/2020	3,500	3,469	3,496	2.4
AssuredPartners, Inc	Insurance Agencies and Brokerages
Senior Secured Loan		10.00%	(L +9.00%)	10/20/2023	5,000	4,854	5,013	3.5
Avison Young Canada, Inc.	Offices of Real Estate Agents and Brokers
Senior Secured Loan(5)(6)		9.50%	N/A	12/15/2021	4,000	3,923	3,923	2.7
BCC Software, LLC(5)	Custom Computer Programming Services
Senior Secured Loan		9.00%	(L +8.00%)	6/20/2019	5,143	5,105	5,143	3.6
Senior Secured Loan (Revolver)(11)(4)		N/A	(L +8.00%)	6/20/2019	—	(8)	—	—
					5,143	5,097	5,143	3.6
Community Intervention Services, Inc.(5)	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan(7)(12)		7.00% cash/ 6.00% PIK	N/A	1/16/2021	8,030	7,639	5,393	3.8
Confie Seguros Holdings II Co.	Insurance Agencies and Brokerages
Senior Secured Loan		10.25%	(L +9.00%)	5/8/2019	4,000	3,976	3,973	2.8
C7 Data Centers, Inc.(5)	Other Computer Related Services
Senior Secured Loan(10)		12.47%	(L +8.50%)	6/22/2020	14,850	14,738	14,883	10.4
Elgin Fasteners Group	Bolt, Nut, Screw, Rivet, and Washer Manufacturing
Senior Secured Loan		8.50%	(L +7.25%)	8/27/2018	4,104	4,090	3,555	2.5
Inhance Technologies Holdings LLC	Other Basic Inorganic Chemical Manufacturing
Senior Secured Loan		5.50%	(L +4.50%)	2/7/2018	2,032	2,027	2,017	1.4
Intrafusion Holding Corp.(5)	Other Outpatient Care Centers
Senior Secured Loan(9)		11.33%	(L +6.75%)	9/25/2020	14,250	14,207	14,393	10.0
Jobson Healthcare Information, LLC(5)	Other Professional, Scientific, and Technical Services
Senior Secured Loan(12)		10.13% cash/ 4.295% PIK	(L +12.425%)	7/21/2019	14,762	14,423	12,346	8.6
Warrants (1,056,428 member units)(11)				7/21/2019(12)		454	—	—
					14,762	14,877	12,346	8.6
See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2016
(Dollar amounts in thousands)
Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Maverick Healthcare Equity, LLC(5)	Home Health Equipment Rental
Preferred Equity (1,250,000 units)(11)						$900	$1,037	0.7%
Common Equity (1,250,000 units)(11)						—	—	—
						900	1,037	0.7
MN Acquisition, LLC(5)	Software Publishers
Senior Secured Loan		10.50%	(L + 9.50%)	8/24/2021	4,989	4,896	4,949	3.4
My Alarm Center, LLC(5)	Security Systems Services (except Locksmiths)
Senior Secured Loan		12.00%	(L +11.00%)	7/9/2019	6,250	6,034	6,260	4.4
Preferred Equity (100 Class A units)(11)						203	205	0.1
Preferred Equity (25 Class A-1 units)(11)						44	36	—
					6,250	6,281	6,501	4.5
MYI Acquiror Limited(6)	Insurance Agencies and Brokerages
Senior Secured Loan		5.75%	(L +4.50%)	5/28/2019	4,686	4,680	4,613	3.2
NHR Holdings, LLC	Other Telecommunications
Senior Secured Loan		5.50%	(L +4.25%)	11/30/2018	2,666	2,652	2,630	1.8
NVA Holdings, Inc.	Veterinary Services
Senior Secured Loan		8.00%	(L +7.00%)	8/14/2022	650	650	651	0.5
O2 Holdings, LLC(5)	Fitness and Recreational Sports Centers
Senior Secured Loan		11.77%	(L +11.00%)	9/2/2021	9,500	9,417	9,430	6.6
PM Acquisition LLC	All Other General Merchandise Stores
Senior Secured Loan		11.50%	N/A	10/31/2021	6,402	6,340	6,340	4.4
Common equity (499 units)(11)						499	499	0.3
					6,402	6,839	6,839	4.7
Planet Fitness Midwest LLC(5)	Fitness and Recreational Sports Centers
Subordinated Loan		13.00%	N/A	12/16/2021	5,000	4,955	4,980	3.5
Quantum Spatial, Inc. (f/k/a Aero-Metric, Inc.)	Other Information Services
Senior Secured Loan		6.75% cash/ 1.00% PIK	(L +6.50%)	8/27/2017	2,440	2,427	2,340	1.6
Ranpak Corp.	Packaging Machinery Manufacturing
Senior Secured Loan		8.25%	(L +7.25%)	10/3/2022	2,000	1,996	1,885	1.3
Security Alarm Financing Enterprises, L.P.(5)	Security Systems Services (except Locksmiths)
Subordinated Loan		14.00%	(L +13.00%)	6/19/2020	12,500	12,382	12,382	8.6
See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2016
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Sentry Centers Holdings, LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		12.40%	(L +11.50%)	7/24/2019	$4,209	$4,145	$4,171	2.9%
smarTours, LLC(5)	Tour Operators
Preferred Equity (500,000 units)(11)						439	1,019	0.7
Southern Technical Institute, LLC(5)	Colleges, Universities, and Professional Schools
Subordinated Loan		9.00% cash/ 4.00% PIK	(L +12.00%)	12/2/2020	3,398	3,330	3,158	2.2
Preferred Equity (1,764,720 units), 15.75% PIK(11)						1,938	1,984	1.4
Warrants (2,174,905 units)(11)				3/30/2026(12)		46	—	—
					3,398	5,314	5,142	3.6
Stancor, L.P.(5)	Pump and Pumping Equipment Manufacturing
Senior Secured Loan		9.75%	(L +9.00%)	8/19/2019	9,450	9,407	9,181	6.4
Preferred Equity (1,250,000 units), 8% PIK(11)						1,501	835	0.6
					9,450	10,908	10,016	7.0
TravelCLICK, Inc.	Computer Systems Design and Related Services
Senior Secured Loan		8.75%	(L +7.75%)	11/8/2021	4,000	3,879	3,946	2.7
United Biologics Holdings, LLC(5)	Medical Laboratories
Senior Secured Loan(12)		12.00% cash/ 2.00% PIK	N/A	4/30/2018	4,181	4,106	4,034	2.8
Subordinated Loan(11)		8.00% PIK	N/A	4/30/2019	7	7	6	—
Preferred Equity (151,787 units)(11)						9	20	—
Warrants (29,374 units)(11)				3/5/2022(12)		82	114	0.1
					4,188	4,204	4,174	2.9
VanDeMark Chemical Inc.	Other Basic Inorganic Chemical Manufacturing
Senior Secured Loan		6.50%	(L +5.25%)	11/30/2017	2,406	2,386	2,379	1.7
Total Non-control/Non-affiliate Investments					174,405	178,279	173,219	120.6
Affiliate Investments
All Metals Holding, LLC(5)	Metal Service Centers and Other Metal Merchant Wholesalers
Senior Secured Loan		12.00% cash/ 1.00% PIK	N/A	12/28/2021	12,867	12,135	12,865	8.9
Common Equity (637,954 units)(11)						565	1,277	0.9
					12,867	12,700	14,142	9.8
See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2016
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Contract Datascan Holdings, Inc.(5)	Office Machinery and Equipment Rental and Leasing
Subordinated Loan		12.00%	N/A	2/5/2021	$8,000	$7,980	$7,902	5.5%
Preferred Equity (3,061 shares), 10% PIK(11)						3,804	5,421	3.8
Common Equity (11,273 shares)(11)						104	187	0.1
					8,000	11,888	13,510	9.4
Intelli-Mark Technologies, Inc.(5)	Other Travel Arrangement and Reservation Services
Senior Secured Loan(12)		13.00%	N/A	11/23/2020	8,750	8,682	8,841	6.2
Common Equity (2,553,089 shares)(11)						1,500	1,998	1.5
					8,750	10,182	10,839	7.7
Master Cutlery, LLC(5)	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan		13.00%	N/A	4/17/2020	4,741	4,722	4,440	3.1
Preferred Equity (3,723 units), 5% cash, 3% PIK(8)(11)						3,483	954	0.7
Common Equity (15,564 units)(11)						—	—	—
					4,741	8,205	5,394	3.8
NeoSystems Corp.(5)	Other Accounting Services
Subordinated Loan		10.50% cash/ 2.75% PIK	N/A	8/13/2019	4,090	4,070	3,656	2.5
Preferred Equity (521,962 convertible shares), 10% PIK(11)						1,258	1,255	0.9
					4,090	5,328	4,911	3.4
Pfanstiehl Holdings, Inc.(5)	Pharmaceutical Preparation Manufacturing
Subordinated Loan(12)		10.50%	N/A	9/29/2021	3,788	3,832	3,810	2.6
Common Equity (400 shares)						217	6,083	4.2
					3,788	4,049	9,893	6.8
Strategic Pharma Solutions, Inc.(5)	Other Professional, Scientific, and Technical Services
Senior Secured Loan		11.32%	(L +10.00%)	12/18/2020	8,411	8,344	8,383	5.8
Preferred Equity (1,191 units), 6% PIK(11)						1,915	3,026	2.1
					8,411	10,259	11,409	7.9
TRS Services, LLC(5)	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Senior Secured Loan		9.75% cash/ 1.5% PIK	(L +10.25%)	12/10/2019	9,807	9,607	9,549	6.5
See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2016
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Preferred Equity (329,266 Class AA units), 15% PIK(11)						$346	$354	0.2%
Preferred Equity (3,000,000 Class A units), 11% PIK(11)						3,170	1,707	1.2
Common Equity (3,000,000 units)(11)						572	—	—
					9,807	13,695	11,610	7.9
Total Affiliate Investments					60,454	76,306	81,708	56.7
Control Investments
Malabar International(5)	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Subordinated Loan		11.25% cash/ 2.00% PIK	N/A	11/13/2021	7,617	7,642	7,683	5.3
Preferred Stock (1,644 shares), 6% cash						4,283	5,868	4.1
					7,617	11,925	13,551	9.4
MTE Holding Corp.(5)	Travel Trailer and Camper Manufacturing
Senior Secured Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		12.50%	(L +11.50%)	11/25/2020	9,804	9,728	9,766	6.8
Common Equity (554 shares)						3,069	3,383	2.4
					9,804	12,797	13,149	9.2
Total Control Investment					17,421	24,722	26,700	18.6
Total Investments					$252,280	$279,307	$281,627	195.9%

(1)
Equity ownership may be held in shares or units of companies affiliated with the portfolio company.

(2)
The majority of investments that bear interest at a variable rate are indexed to LIBOR (L) or Prime (P), and reset monthly, quarterly, or semi-annually. Substantially all of the Company’s LIBOR referenced investments are subject to a reference rate floor at December 31, 2016, with a weighted average reference rate floor of 1.11%. For each investment, the Company has provided the spread over the reference rate and current interest rate in effect at December 31, 2016. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.

(3)
Fair value was determined using significant unobservable inputs for all of the Company’s investments. See Note 6 for further details.

(4)
The negative fair value is the result of the unfunded commitment being below par.

(5)
Investments held by OFS SBIC I LP. All other investments pledged as collateral under the PWB Credit Facility.

(6)
Non-qualifying assets under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s assets, as defined under Section 55 of the 1940 Act, at the time of acquisition of any additional non-qualifying assets. As of December 31, 2016, 98.4% of the Company’s assets were qualifying assets.

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
December 31, 2016
(Dollar amounts in thousands)

(7)
Investment was on non-accrual status as of December 31, 2016, meaning the Company has ceased recognizing all or a portion of income on the investment. See Note 2, Non-accrual loans for further details.

(8)
The fair value of the most-recently recognized PIK dividend as of December 31, 2016, was $0.

(9)
The Company has entered into a contractual arrangement with co-lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co-lenders pursuant to a payment waterfall. The reported interest rate of 11.33% at December 31, 2016, includes additional interest of 2.08% per annum as specified under the contractual arrangement among the Company and the co-lenders.

(10)
The Company has entered into a contractual arrangement with co-lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co-lenders pursuant to a payment waterfall. The reported interest rate of 12.47% at December 31, 2016, includes additional interest of 2.97% per annum as specified under the contractual arrangement among the Company and the co-lenders.

(11)
Non-income producing.

(12)
The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of December 31, 2016:

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 6.00%	13.00% or 7.00%	6.00%
Intelli-Mark Technologies, Inc.	Senior Secured Loan	0% or 2.00%	13.00% or 11.50%	2.00%
Jobson Healthcare Information, LLC	Senior Secured Loan	1.50% and 4.295%	10.13% and 12.925%	4.295%
Pfanstiehl Holdings, Inc.	Subordinated Loan	0% or 2.00%	10.50% or % 8.50%	2.00%
United Biologics Holdings, LLC	Senior Secured Loan	0% or 2.00%	14.00% or 12.00%	2.00%
(13)
Represents expiration date of the warrants.

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)
Note 1. Organization
OFS Capital Corporation, a Delaware corporation, is an externally managed, closed-end, non-diversified management investment company. The Company has elected to be regulated as a BDC under the 1940 Act. In addition, for income tax purposes, the Company has elected to be treated as a RIC under the Code.
The Company’s objective is to provide stockholders with current income and capital appreciation through its strategic investment focus primarily on debt investments and, to a lesser extent, equity investments primarily in middle-market companies principally in the United States. OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company.
In addition, OFS Advisor also serves as the investment adviser for HPCI a Maryland corporation and a BDC. HPCI’s investment objective is similar to that of the Company.
The Company may make investments directly or through SBIC I LP, its investment company subsidiary licensed under the SBA’s SBIC Program. The SBIC Program is designed to stimulate the flow of capital into eligible businesses. SBIC I LP is subject to SBA regulatory requirements, including limitations on the businesses and industries in which it can invest, requirements to invest at least 25% of its regulatory capital in eligible smaller businesses, as defined under the SBIC Act, limitations on the financing terms of investments, and capitalization thresholds that may limit distributions to the Company; and is subject to periodic audits and examinations of its financial statements.
Note 2. Summary of Significant Accounting Policies
Basis of presentation:   The Company prepares its consolidated financial statements in accordance with GAAP, including ASC Topic 946, and the requirements for reporting on Form 10-K, the 1940 Act, and Articles 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements include all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation in accordance with GAAP. Certain amounts in the prior period financial statements have been reclassified to conform to the current year presentation.
Principles of consolidation:   The Company consolidates majority-owned investment company subsidiaries. The Company does not own any controlled operating company whose business consists of providing services to the Company, which would also require consolidation. All intercompany balances and transactions are eliminated upon consolidation.
Investments:   The Company applies fair value accounting in accordance with ASC Topic 820, which defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value the investment. Highest priority is given to prices for identical assets quoted in active markets (Level 1) and the lowest priority is given to unobservable valuation inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product, whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market, and the current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments.
Changes to the valuation policy are reviewed by management and the Company’s Board. As the Company’s investments change, markets change, new products develop, and valuation inputs become more or less observable, the Company will continue to refine its valuation methodologies.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

See Note 6 for more detailed disclosures of the Company’s fair value measurements of its financial instruments.
Investment classification:   The Company classifies its investments in accordance with the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in those companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of board representation, “Affiliate Investments” are defined as investments in those companies in which the Company owns between 5% and 25% of the voting securities, and “Non-Control/Non-Affiliate Investments” are those that neither qualify as Control Investments nor Affiliate Investments.
Use of estimates:   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.
Reportable segments:   The Company has a single reportable segment and single operating segment structure.
Cash and cash equivalents:   Cash and cash equivalents consist of cash and highly liquid investments not held for resale with original maturities of three months or less. The Company’s cash and cash equivalents are maintained with a member bank of the FDIC and at times, such balances may be in excess of the FDIC insurance limits. Included in cash and cash equivalents was $72,140 and $17,659 held in a US Bank Money Market Deposit Account as of December 31, 2017 and 2016, respectively. In addition, the Company’s use of cash and cash equivalents held by SBIC I LP is limited by SBA regulation, including, but not limited to, investment in eligible portfolio companies and general corporate purposes, subject to a statutory measure of undistributed accumulated earnings.
Revenue recognition:
Interest income:   Interest income is recorded on an accrual basis and reported as interest receivable until collected. Interest income is accrued daily based on the outstanding principal amount and the contractual terms of the debt investment. Certain of the Company’s investments contain a payment-in-kind interest income provision (“PIK interest”). The PIK interest, computed at the contractual rate specified in the applicable investment agreement, is added to the principal balance of the investment, rather than being paid in cash, and recorded as interest income, as applicable, on the consolidated statements of operations. The Company discontinues accrual of interest income, including PIK interest, when there is reasonable doubt that the interest income will be collected.
Loan origination fees, original issue discount (“OID”), market discount or premium, and loan amendment fees (collectively, “Net Loan Fees”) are recorded as an adjustment to the amortized cost of the investment, and accreted or amortized as an adjustment to interest income over the life of the respective debt investment using a method that approximates the effective interest method. When the Company receives a loan principal payment, the unamortized Net Loan Fees related to the paid principal is accelerated and recognized in interest income.
Further, the Company may acquire or receive equity, warrants or other equity-related securities (“Equity”) in connection with the Company’s acquisition of, or subsequent amendment to, debt investments. The Company determines the cost basis of Equity based on their fair value, and the fair value of debt investments and other securities or consideration received. Any resulting difference between the face amount of the debt and its recorded cost resulting from the assignment of value to the Equity is treated as OID, and accreted into interest income as described above.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Dividend income:   Dividend income on common stock, generally payable in cash, is recorded at the time dividends are declared. Dividend income on preferred equity investments is accrued daily based on the contractual terms of the preferred equity investment. Dividends on preferred equity securities may be payable in cash or in additional preferred securities, and are generally not payable unless declared or upon liquidation. Declared dividends payable in cash are reported as dividend receivables until collected. Non-cash dividends payable in additional preferred securities or contractually earned but not declared (“PIK dividends”) are recognized at fair value and recorded as an adjustment to the cost basis of the investment.
Fee income:   The Company generates revenue in the form of management, valuation, and other contractual fees, that is recognized as the related services are rendered. In the general course of its business, the Company receives certain fees from portfolio companies which are non-recurring in nature. Such non-recurring fees include prepayment fees on certain loans repaid prior to their scheduled due date, which are recognized as earned when received, and fees for capital structuring or advisory services from certain portfolio companies, which are recognized as earned upon closing of the investment.
Net realized and unrealized gain or loss on investments:   Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are included in payable for investments purchased. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment. Investments are valued at fair value as determined in good faith by Company management under the supervision and review of the Board. After recording all appropriate interest, dividend, and other income, some of which is recorded as an adjustment to the cost basis of the investment as described above, the Company reports changes in the fair value of investments as net changes in unrealized appreciation/depreciation on investments in the consolidated statements of operations.
Non-accrual loans:   When there is reasonable doubt that principal, cash interest, or PIK interest, will be collected, loan investments are placed on non-accrual status and the Company will generally cease recognizing cash interest, PIK interest, or Net Loan Fee amortization, as applicable. When an investment is placed on non-accrual status, all interest previously accrued but not collected, other than PIK interest that has been contractually added to the adjusted cost basis of the investment prior to the designation date, is reversed against current period interest income. Interest payments subsequently received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Interest accruals and Net Loan Fee amortization are resumed on non-accrual investments only when they are brought current with respect to principal, interest, and when, in the judgment of management, the investments are estimated to be fully collectible as to all principal. At December 31, 2017, the Company had two loans (Community Intervention Services, Inc. and Southern Technical Institute, LLC) on non-accrual status with respect to all interest and Net Loan Fee amortization, with an aggregate amortized cost and fair value of  $11,090 and $1,201, respectively. The Company’s loan investment in My Alarm Center, LLC, which was on non-accrual status at June 30, 2017, was restructured and exchanged for a new class of preferred equity securities and common equity securities in July 2017. See Note 5 for further information. At December 31, 2016, the Company had one loan (Community Intervention Services, Inc.) on non-accrual status with respect to PIK interest and unamortized Net Loan Fees with an amortized cost and fair value of $7,639 and $5,393, respectively.
Income taxes:   The Company has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements, and timely distribute at least 90% of its ICTI to its stockholders. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which generally relieves the Company from U.S. federal income taxes.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Depending on the level of ICTI earned in a tax year, the Company may choose to retain ICTI in an amount less than that which would trigger federal income tax liability under Subchapter M of the Code. However, the Company would be liable for a 4% excise tax on such income. Excise tax liability is recognized when the Company determines its estimated current year annual ICTI exceeds estimated current year distributions.
The Company may utilize wholly owned holding companies taxed under Subchapter C of the Code (“Taxable Blockers”) when making equity investments in portfolio companies taxed as pass-through entities to meet its source-of-income requirements as a RIC. Taxable Blockers are consolidated in the Company’s GAAP financial statements and may result in current and deferred federal and state income tax expense with respect to income derived from those investments. Such income, net of applicable income taxes, is not included in the Company’s tax-basis net investment income until distributed by the Taxable Blocker, which may result in timing and character differences between the Company’s GAAP and tax-basis net investment income and realized gains and losses. Income tax expense from Taxable Blockers related to net investment income are included in general and administrative expenses, or the applicable net realized or unrealized gain (loss) line item from which the federal or state income tax originated for capital gains and losses.
The Company evaluates tax positions taken in the course of preparing its tax returns to determine whether they are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold could result in greater and undistributed ICTI, income and excise tax expense, and, if involving multiple years, a re-assessment of the Company’s RIC status. GAAP requires recognition of accrued interest and penalties related to uncertain tax benefits as income tax expense. There were no uncertain income tax positions at December 31, 2017 and 2016. The current and prior three tax years remain subject to examination by U.S. federal and most state tax authorities.
Distributions:   Distributions to common stockholders are recorded on the declaration date. The timing of distributions as well as the amount to be paid out as a distribution is determined by the Board each quarter. Distributions from net investment income and net realized gains are determined in accordance with the Code. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. Distributions paid in excess of taxable net investment income and net realized gains are considered returns of capital to stockholders.
The Company has adopted a DRIP that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless stockholder elects to receive cash. As a result, if the Board authorizes and the Company declares a cash distribution, then stockholders who have not “opted out” of the DRIP will have their cash distribution automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution.
The Company may use newly issued shares under the guidelines of the DRIP, or the Company may purchase shares in the open market in connection with its obligations under the plan.
Deferred debt issuance costs:   Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. Deferred debt issuance costs are presented as a direct reduction of the related debt liability on the consolidated balance sheets except for deferred debt issuance costs associated with the Company’s line of credit arrangements, which are included in prepaid expenses and other assets on the consolidated balance sheets. Deferred debt issuance costs are amortized to interest expense over the term of the related debt.
Goodwill:   On December 4, 2013, in connection with the SBIC Acquisition, the Company recorded goodwill of  $1,077, which is included in prepaid expenses and other assets on the consolidated balance sheets. Goodwill is not subject to amortization. Goodwill is evaluated for impairment annually or more frequently if events occur or circumstances change that indicate goodwill may be impaired. There have been no goodwill impairments since the date of the SBIC Acquisition.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Intangible asset:   On December 4, 2013, in connection with the SBIC Acquisition, the Company recorded an intangible asset of  $2,500 attributable to the SBIC license. The Company amortizes this intangible asset on a straight-line basis over its estimated useful life of 13 years. The Company expects to incur annual amortization expense of  $195 in each of the years ending December 31, 2025 and $145 in 2026.
The Company tests its intangible asset for impairment if events or circumstances suggest that the asset carrying value may not be fully recoverable. The intangible asset, net of accumulated amortization of  $795 and $600 at December 31, 2017 and 2016, respectively, is included in prepaid expenses and other assets.
Interest expense:   Interest expense is recognized on an accrual basis.
Concentration of credit risk:   Aside from its debt instruments, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss is minimal.
New Accounting Standards
The following table discusses recently issued ASUs by the FASB:
Standard	Description	Period of Adoption	Effect of Adoption on the financial statements
Standards that were adopted
ASU 2015-02, Consolidation: Amendments to the Consolidation Analysis	Modifies existing consolidation guidance for reporting organizations that are required to evaluate whether they should consolidate certain legal entities.	First Quarter 2016 retrospectively	No material impact to the Company’s consolidated financial statements.
ASU 2015-03, Interest — Imputation of Interest: Simplifying the Presentation of Debt Issuance Costs	Changes the presentation of debt issuance costs in the financial statements where an entity presents such costs in the balance sheet as a direct deduction from the related debt liability rather than as an asset. Amortization of the costs is reported as interest expense. ASU 2015-03 did not specifically address presentation or subsequent measurement of debt issuance costs related to line of credit arrangements.	First Quarter 2016 retrospectively	Resulted in a $3,420 retrospective reduction of both net deferred debt issuance costs and SBA debentures payable in the consolidated balance sheet as of December 31, 2015 and a reduction of amortization and write-off of deferred debt issuance costs and corresponding increase in interest expense in the consolidated statement of operations for the years ended December 31, 2015 and 2014, of $2,100 and $1,354, respectively. Net deferred debt issuance costs of $2,657 and $3,037, are presented as a direct deduction from the SBA debentures payable in the consolidated balance sheet as of December 31, 2017, and 2016, respectively. Amortization and write-off of deferred debt issuance

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Standard	Description	Period of Adoption	Effect of Adoption on the financial statements
costs associated with the Company’s SBA debentures and the OFS Capital WM revolving line of credit is included in interest expense in the consolidated statement of operations. See Note 8 for more details. There was no impact to consolidated earnings as a result of this adoption.
ASU 2015-15, Interest – Imputation of Interest: Presentation and subsequent measurement of debt issuance costs associated with line-of-credit arrangements – amendments to SEC paragraphs	Response to SEC views on ASU 2015-03. Given the absence of authoritative guidance within ASU 2015-03 for debt issuance costs related to line of credit arrangements, the SEC stated it would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line of credit arrangement.	First Quarter 2016 retrospectively	Net deferred debt issuance costs of $297 and $256 associated with the Company’s PWB Credit Facility are presented as an asset and included in prepaid expenses and other assets in the consolidated balance sheet as of December 31, 2017 and 2016, respectively. There was no impact to consolidated earnings as a result of this adoption.
ASU 2015-17, Income Taxes: Balance Sheet Classification of Deferred Taxes	Requires deferred tax liabilities and assets to be classified as noncurrent in the balance sheet.	First Quarter 2017 prospectively	No material impact to the Company’s consolidated financial statements.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

The following table discusses recently issued ASUs by the FASB yet to be adopted by the Company:
Standard	Description	Effect of Adoption on the financial statements
Standards that are not yet adopted
ASU 2014-09, Revenue from Contracts with Customers	Supersedes nearly all existing revenue recognition guidance under GAAP. The core principle of the standard is to recognize revenues to depict the transfer of promised goods or services to customers in an amount that reflects the consideration that is expected to be received for those goods or services. The standard defines a five step process to achieve this core principle. The standard must be adopting using either of the following transition methods: (i) a full retrospective approach reflecting the application of the standard in each prior reporting period with the option to elect certain practical expedients, or (ii) a modified retrospective approach with the cumulative effect of initially adopting ASU 2014-09 recognized at the date of adoption (which includes additional footnote disclosures). The adoption will include updates as provided under ASU 2016-08, Revenue from Contracts with Customers: Principal versus Agent Considerations (Reporting Revenue Gross versus Net); ASU 2016-10, Revenue from Contracts with Customers: Identifying Performance Obligations and Licensing; ASU 2016-12, Revenue from Contracts with Customers: Narrow-Scope Improvements and Practical Expedients; ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers; ASU 2017-13, Revenue Recognition (Topic 605), Revenue from Contracts with Customers, Leases (Topic 840), and Leases (Topic 842): Amendments to SEC Paragraphs Pursuant to the Staff Announcement at the July 20, 2017 EITF Meeting and Rescission of Prior SEC Staff Announcements and Observer Comments and ASU 2017-14, Income Statement-Reporting Comprehensive Income (Topic 220), Revenue Recognition (Topic 605), and Revenue from Contracts with Customers.	In August 2015, the FASB issued ASU 2015-14, which defers the effective date of ASU 2014-09, such that the guidance is effective for annual and interim reporting periods beginning after December 15, 2017. Early adoption is not permitted. The Company has completed its evaluation and has determined the adoption of new revenue guidance will not have a material impact to its consolidated financial statements, including the presentation of revenues in its consolidated statements of operations.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Standard	Description	Effect of Adoption on the financial statements
ASU 2016-01, Financial Instruments — Overall	Modifies how entities measure equity investments and present changes in the fair value of financial liabilities. Entities will have to measure equity investments that do not result in consolidation and are not accounted for under the equity method at fair value, and recognize any changes in fair value in net income unless the investments qualify for the new practicality exception. A practicality exception will apply to those equity investments that do not have a readily determinable fair value and do not qualify for the practical expedient to estimate fair value under ASC Topic 820, and as such these investments may be measured at cost.	Annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years. The Company is required to record its investments at fair value with changes in fair value recognized in net income in accordance with ASC Topic 946. Therefore, the adoption of ASU 2016-01 is not expected to have a material effect on the Company’s consolidated financial statements
ASU 2016-15, Statement of Cash Flows	Addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows.	Annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years and early adoption is permitted. The Company is currently evaluating the impact of this ASU will have on the Company’s consolidated financial position and disclosures.
ASU 2016-19, Technical Corrections and Improvements	Makes minor corrections and clarifications that affect a wide variety of topics in the Accounting Standards Codification, including an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance of that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the Topic 820 amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements.	Annual reporting periods beginning after December 15, 2017, including interim periods within those years. Early application is permitted for any fiscal year or interim period for which the entity’s financial statements have not yet been issued. The Company is currently evaluating the impact this ASU will have on the Company’s consolidated financial position or disclosures.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Standard	Description	Effect of Adoption on the financial statements
ASU 2017-04, Intangibles — Goodwill and Other (Topic 350):Simplifying the Test for Goodwill Impairment	Removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying amount of goodwill.	Annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early application is permitted. The adoption of ASU 2017-04 is not expected to have a material effect on the Company’s consolidated financial statements.
ASU 2017-05, Other Income — Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 620-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets	Defines “insubstance nonfinancial asset”, unifies guidance related to partial sales of nonfinancial assets, eliminates rules specifically addressing sales of real estate, removes exceptions to the financial asset derecognition model, and clarifies the accounting for contributions of nonfinancial assets to joint ventures.	The effective date and transition requirements are the same as the effective date and transition requirements for ASU 2014-09 and is not expected to have a material effect on the Company’s consolidated financial statements.
ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities	Shortens the amortization period for certain purchased callable debt securities held at a premium to the earliest call date. Securities held at a discount are to continue to be amortized to maturity.	Annual reporting periods beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. Additionally, in the period of adoption, an entity should provide disclosures about a change in accounting principle. The adoption of ASU 2017-08 is not expected to have a material effect on the Company’s consolidated financial statements.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Standard	Description	Effect of Adoption on the financial statements
ASU 2017-12, Derivatives and Hedging, Targeted Improvements to Accounting for Hedging Activities	Eliminates the requirement to separately measure and report hedge ineffectiveness and generally requires, for qualifying hedges, the entire change in the fair value of a hedging instrument to be presented in the same income statement line as the hedged item. Additionally, the guidance also expands an entity’s ability to apply hedge accounting for nonfinancial and financial risk components, simplifies the hedge documentation and hedge effectiveness assessment requirements, and modifies certain disclosure requirements.	Annual reporting periods beginning after December 15, 2018, including interim periods within those years. Early adoption is permitted. The Company is currently evaluating the impact this ASU will have on the Company’s consolidated financial position or disclosures.
Note 3. OFS Capital WM
OFS Capital WM, a wholly-owned investment company subsidiary, was formed in August 2010 with the limited purpose of holding, acquiring, managing and financing senior secured loan investments to middle-market companies in the United States. These loans were managed and serviced by MCF Capital Management, LLC (“MCF”) under a loan and security agreement among OFS Capital WM, MCF, Wells Fargo Securities, LLC, and Well Fargo Delaware Trust Company, N.A. (the “Loan and Security Agreement”). MCF charged a management fee of 0.25% per annum of the assigned value of the underlying portfolio investments plus an accrued fee that was deferred until termination of the Loan and Security Agreement on May 28, 2015. The Company incurred management fee expense related to this agreement of $0, $0, and $288, for the years ended December 31, 2017, 2016, and 2015, respectively.
OFS Capital WM Asset Sale and Related Transactions
On May 28, 2015, the Company and OFS Capital WM entered into a Loan Portfolio Purchase Agreement with Madison Capital Funding LLC (“Madison”), an affiliate of MCF, pursuant to which OFS Capital WM sold a portfolio of 20 senior secured debt investments with an aggregate outstanding principal balance of  $67,807 to Madison for cash proceeds of  $67,309 (the “WM Asset Sale”).On May 28, 2015, the total fair value of the debt investments sold, applying the Company’s March 31, 2015 fair value percentages to the principal balances of the respective investments on the sale date, was approximately $66,703. The determination of the fair value of the Company’s investments is subject to the good faith determination by the Company’s board of directors, which is conducted no less frequently than quarterly, pursuant to the Company’s valuation policies and accounting principles generally accepted in the United States.
On May 28, 2015, pursuant to the Loan and Security Agreement, the Company applied $52,414 from the sale proceeds of the WM Asset Sale to pay in full and retire OFS Capital WM’s secured revolving line of credit with Wells Fargo Bank, N.A. WM Credit Facility. As a result of the termination of the WM Credit Facility, the Company wrote-off related unamortized deferred financing closing costs of  $1,216.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 4. Related Party Transactions
Investment Advisory and Management Agreement:   OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company pursuant to an Investment Advisory Agreement. The Investment Advisory Agreement was most recently re-approved on April 7, 2017. Under the terms of the Investment Advisory Agreement, which are in accordance with the 1940 Act and subject to the overall supervision of the Company’s Board, OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring investments, and monitoring investments and portfolio companies on an ongoing basis. OFS Advisor is a subsidiary of OFSAM and a registered investment advisor under the Investment Advisers Act of 1940, as amended.
OFS Advisor’s services under the Investment Advisory Agreement are not exclusive to the Company and OFS Advisor is free to furnish similar services to other entities, including other BDCs affiliated with OFS Advisor, so long as its services to the Company are not impaired. OFS Advisor also serves as the investment adviser to CLO funds and other assets, including HPCI.
OFS Advisor receives fees for providing services, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% and based on the average value of the Company’s total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the quarter. OFS Advisor has elected to exclude the value of the intangible asset and goodwill resulting from the SBIC Acquisition from the base management fee calculation.
The base management fee is payable quarterly in arrears and was $4,999, $4,516, and $4,937, for the years ended December 31, 2017, 2016, and 2015, respectively.
The incentive fee has two parts. The first part (“Part One”) is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination and sourcing, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement (as defined below) and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest or dividend feature (such as OID, debt instruments with PIK interest, equity investments with accruing or PIK dividend and zero coupon securities), accrued income that the Company has not yet received in cash.
Pre-incentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter and adjusted for any share issuances or repurchases during such quarter. Accordingly, as a result of the Offering, the Part One incentive fee was reduced by $593 for the three months ended June 30, 2017, determined by adjusting the value of net assets, as defined above, at March 31, 2017 by the daily weighted average of the Offering proceeds available to the Company during the three months ended June 30, 2017. The incentive fee with respect to pre-incentive fee net income is 20.0% of the amount, if any, by which the pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, OFS Advisor receives no incentive fee until the net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up,” 100.0% of the pre-incentive fee net

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, OFS Advisor will receive 20.0% of the pre-incentive fee net investment income.
Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the base management fee. These calculations are appropriately prorated for any period of less than three months.
The second part (“Part Two”) of the incentive fee (the “Capital Gain Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2012, and equals 20.0% of the Company’s aggregate realized capital gains, if any, on a cumulative basis from the date of the election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation through the end of such year, less all previous amounts paid in respect of the Capital Gain Fee; provided that the incentive fee determined as of December 31, 2012, was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period beginning on the date of the Company’s election to be a BDC and ending December 31, 2012.
The Company accrues the Capital Gain Fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive. If, on a cumulative basis, the sum of net realized capital gains (losses) plus net unrealized appreciation (depreciation) decreases during a period, the Company will reverse any excess Capital Gain Fee previously accrued such that the amount of Capital Gains Fee accrued is no more than 20% of the sum of net realized capital gains (losses) plus net unrealized appreciation (depreciation). OFS Advisor has excluded from the Capital Gain Fee calculation any realized gain with respect to (1) the SBIC Acquisition, and (2) the WM Asset Sale.
The Company incurred incentive fee expense of  $2,962, $3,333, and $2,627 for the years ended December 31, 2017, 2016, and 2015, respectively. Incentive fees for the years ended December 31, 2017, 2016, and 2015, included Part One incentive fees (based on net investment income) of  $2,962, which included a share issue adjustment of  $(593) related to the Company’s Offering, $3,472 and $2,488, respectively, and Part Two incentive fees (based upon net realized and unrealized gains and losses, or capital gains) of  $0, $(139) and $139, respectively.
License Agreement:   The Company entered into a license agreement with OFSAM under which OFSAM has agreed to grant the Company a non-exclusive, royalty-free license to use the name “OFS.”
Administration Agreement:   OFS Services furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions, and clerical, bookkeeping and record keeping services at such facilities pursuant to an Administration Agreement. The Administration Agreement was most recently re-approved on April 7, 2017. Under the Administration Agreement, OFS Services performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders,

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, OFS Services also provides managerial assistance on the Company’s behalf to those portfolio companies that have accepted the Company’s offer to provide such assistance. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion of OFS Services’s overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and the Company’s allocable portion of the cost of its officers, including its chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, and their respective staffs. To the extent that OFS Services outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without profit to OFS Services.
Administration fee expense was $1,314, $1,304 and $1,637 for the years ended December 31, 2017, 2016, and 2015, respectively.
Note 5. Investments
As of December 31, 2017, the Company had loans to 35 portfolio companies, of which 79% were senior secured loans and 21% were subordinated loans, at fair value, as well as equity investments in 17 of these portfolio companies. The Company also held an equity investment in two portfolio companies in which it did not hold a debt investment. At December 31, 2017, investments consisted of the following:
	Amortized Cost	Percentage of Net Assets	Fair Value	Percentage of Net Assets
Senior secured debt investments	$196,020	104.1%	$195,112	103.5%
Subordinated debt investments	63,031	33.5	51,198	27.2
Preferred equity	24,103	12.8	19,200	10.2
Common equity and warrants	6,821	3.6	11,989	6.4
Total	289,975	154.0%	277,499	147.3%

In December 2017, the Company’s investment in Jobson Healthcare Information, LLC (“Jobson”) was restructured, whereby the lender group, including the Company, purchased all the outstanding equity of Jobson for a nominal purchase price. Immediately after the restructuring, and as of December 31, 2017, the Company owned approximately 12.6% of the common equity of Jobson. In February 2018, in connection with the restructuring, the Company sold its warrant investment, on a pro-rata basis, to the other members of the lender group for a nominal amount. As of December 31, 2017, the amortized cost and fair value of the Company’s common equity investment was $0; the amortized cost and fair value of the Company’s warrant investment was $0.5 million and $0, respectively; and the amortized cost and fair value of the Company’s debt investment was $15,241 and $12,910, respectively.
In July 2017, the Company’s senior secured debt investment with a cost basis of  $6,701, and preferred equity investments, with an aggregate cost basis of  $247, in My Alarm Center, LLC, were restructured and exchanged for common equity and a new class of preferred equity securities with a fair value of  $0 and $1,745 respectively. As of June 30, 2017, the Company recognized cumulative unrealized losses of  $5,203, which upon restructuring, was realized during the quarter ended September 30, 2017.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

At December 31, 2017, all but one (domiciled in Canada) of the Company’s investments, with an amortized cost and fair value of  $3,939 and $4,070, respectively, were domiciled in the United States. Geographic composition is determined by the location of the corporate headquarters of the portfolio company. The industry compositions of the Company’s investment portfolio were as follows:
		Percentage of Total:			Percentage of Total:
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Administrative and Support and Waste Management and Remediation Services
Security Systems Services (except Locksmiths)	$15,179	5.2%	8.1%	$15,145	5.5%	8.0%
Arts, Entertainment, and Recreation
Fitness and Recreational Sports Centers	17,941	6.2	9.5	18,628	6.7	9.9
Other Amusement and Recreation Industries	6,948	2.4	3.7	6,948	2.5	3.7
Construction
Electrical Contractors and Other Wiring Installation Contractors	18,425	6.4	9.8	18,505	6.7	9.8
Education Services
Colleges, Universities, and Professional Schools	5,591	1.9	3.0	1,201	0.4	0.6
Finance and Insurance
Insurance Agencies and Brokerages	9,579	3.3	5.1	9,417	3.4	5.0
Offices of Real Estate Agents and Brokers	3,939	1.4	2.1	4,070	1.5	2.2
Health Care and Social Assistance
Medical Laboratories	4,346	1.5	2.3	4,512	1.6	2.4
Offices of Physicians, Mental Health Specialists	5,547	1.9	2.9	5,503	2.0	2.9
Outpatient Mental Health and Substance Abuse Centers	7,639	2.6	4.1	—	—	—
Manufacturing
Bolt, Nut, Screw, Rivet, and Washer Manufacturing	3,873	1.3	2.1	3,544	1.3	1.9
Commercial Printing (except Screen and Books)	4,755	1.6	2.5	4,767	1.7	2.5
Other Aircraft Parts and Auxiliary Equipment Manufacturing	5,375	1.9	2.9	5,375	1.9	2.9
Pharmaceutical Preparation Manufacturing	4,040	1.4	2.1	8,510	3.1	4.5
Pump and Pumping Equipment Manufacturing	9,397	3.2	5.0	9,405	3.4	5.0
Travel Trailer and Camper Manufacturing	10,213	3.5	5.5	10,568	3.7	5.5
Truck Trailer Manufacturing	6,971	2.4	3.8	7,064	2.5	3.7
Other Services (except Public Administration)
Automotive Oil Change and Lubrication Shops	24,748	8.5	13.1	24,984	9.0	13.3
Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance	13,677	4.8	7.3	12,105	4.4	6.4

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

		Percentage of Total:			Percentage of Total:
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Professional, Scientific, and Technical Services
Computer Systems Design and Related Services	7,303	2.5	3.9	7,334	2.6	3.9
Other Accounting Services	3,526	1.2	1.9	4,391	1.6	2.3
Other Professional, Scientific, and Technical Services	23,854	8.2	12.7	21,266	7.7	11.3
Testing Laboratories	3,470	1.2	1.8	3,439	1.2	1.8
Veterinary Services	743	0.3	0.4	748	0.3	0.4
Public Administration
Other Justice, Public Order, and Safety Activities	9,813	3.4	5.2	9,919	3.6	5.3
Real Estate and Rental and Leasing
Home Health Equipment Rental	900	0.3	0.5	141	0.1	0.1
Office Machinery and Equipment Rental and Leasing	12,436	4.3	6.6	14,224	5.1	7.6
Retail Trade
Cosmetics, Beauty Supplies, and Perfume Stores	3,492	1.2	1.9	3,472	1.3	1.8
Shoe store	9,462	3.3	5.0	9,497	3.4	5.0
Warehouse Clubs and Supercenters	9,158	3.2	4.9	9,063	3.3	4.8
All Other General Merchandise Stores	6,607	2.3	3.5	6,337	2.3	3.4
Wholesale Trade
Metal Service Centers and Other Metal Merchant Wholesalers	12,853	4.4	6.8	14,544	5.2	7.7
Sporting and Recreational Goods and Supplies Merchant Wholesalers	8,175	2.8	4.3	2,873	1.0	1.5
	$289,975	100.0%	154.0%	$277,499	100.0%	147.3%

As of December 31, 2016, the Company had loans to 39 portfolio companies, of which 74% were senior secured loans and 26% were subordinated loans, at fair value, as well as equity investments in 17 of these portfolio companies. The Company also held an equity investment in two portfolio companies in which it did not hold a debt interest.
At December 31, 2016, investments consisted of the following:
	Amortized Cost	Percentage of Net Assets	Fair Value	Percentage of Net Assets
Senior secured debt investments	$182,315	126.8%	$180,955	125.9%
Subordinated debt investments	66,591	46.3	63,410	44.1
Preferred equity	23,293	16.2	23,721	16.5
Common equity and warrants	7,108	4.9	13,541	9.4
Total	$279,307	194.2%	$281,627	195.9%

During the year ended December 31, 2016, the Company converted $1,765 in principal of a subordinated debt investment into preferred equity units and warrants valued at $1,765, converted $329 in principal of a senior secured debt investment into preferred equity units valued at $335, and converted $800 in principal of a subordinated debt investment into a senior secured debt investment in the same portfolio

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

company. In addition, the Company amended a senior secured debt investment for which it received preferred equity units in the same portfolio company valued at $203 and received additional preferred equity units valued at $44 in connection with a $1,250 follow on investment in the same portfolio company.
At December 31, 2016, all but one (domiciled in Canada) of the Company’s investments, with an amortized cost and fair value of  $3,923 and $3,923, respectively, were domiciled in the United States. Geographic composition is determined by the location of the corporate headquarters of the portfolio company. The industry compositions of the Company’s portfolio were as follows:
		Percentage of Total:			Percentage of Total:
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Administrative and Support and Waste Management and Remediation Services
Other Travel Arrangement and Reservation Services	$10,182	3.6%	7.1%	$10,839	3.8%	7.5%
Security Systems Services (except Locksmiths)	18,663	6.7	13.0	18,883	6.7	13.1
Tour Operators	439	0.2	0.3	1,019	0.4	0.7
Arts, Entertainment, and Recreation
Fitness and Recreational Sports Centers	14,372	5.1	10.0	14,410	5.1	10.0
Education Services
Colleges, Universities, and Professional Schools	5,314	1.9	3.7	5,142	1.8	3.6
Finance and Insurance
Insurance Agencies and Brokerages	13,510	4.8	9.4	13,599	4.8	9.5
Health Care and Social Assistance
Medical Laboratories	4,204	1.5	2.9	4,174	1.5	2.9
Other Outpatient Care Centers	14,207	5.2	9.9	14,393	5.1	10.0
Outpatient Mental Health and Substance Abuse Centers	7,639	2.7	5.3	5,393	1.9	3.8
Information
Other Information Services	2,427	0.9	1.7	2,340	0.8	1.6
Other Telecommunications	2,652	0.9	1.8	2,630	0.9	1.8
Software Publishers	4,896	1.8	3.4	4,949	1.8	3.4
Manufacturing
Bolt, Nut, Screw, Rivet, and Washer Manufacturing	4,090	1.5	2.8	3,555	1.3	2.5
Other Aircraft Parts and Auxiliary Equipment Manufacturing	11,925	4.3	8.3	13,551	4.8	9.4
Other Basic Inorganic Chemical Manufacturing	4,413	1.6	3.1	4,396	1.6	3.1
Packaging Machinery Manufacturing	1,996	0.7	1.4	1,885	0.7	1.3
Pharmaceutical Preparation Manufacturing	4,049	1.4	2.8	9,893	3.5	6.9
Pump and Pumping Equipment Manufacturing	10,908	3.9	7.6	10,016	3.6	7.0
Travel Trailer and Camper Manufacturing	12,797	4.6	8.9	13,149	4.7	9.1

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

		Percentage of Total:			Percentage of Total:
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Other Services (except Public Administration)
Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance	13,695	4.9	9.5	11,610	4.1	8.1
Professional, Scientific, and Technical Services
Computer Systems Design and Related Services	3,879	1.4	2.7	3,946	1.4	2.7
Custom Computer Programming Services	5,097	1.8	3.5	5,143	1.8	3.6
Other Accounting Services	5,328	1.9	3.7	4,911	1.7	3.4
Other Computer Related Services	14,738	5.3	10.3	14,883	5.3	10.4
Other Professional, Scientific, and Technical Services	32,750	11.7	22.7	31,422	11.2	21.8
Veterinary Services	650	0.2	0.5	651	0.2	0.5
Real Estate and Rental and Leasing
Home Health Equipment Rental	900	0.3	0.6	1,037	0.4	0.7
Office Machinery and Equipment Rental and Leasing	11,888	4.3	8.3	13,510	4.8	9.4
Offices of Real Estate Agents and Brokers	3,923	1.4	2.7	3,923	1.4	2.7
Offices of Real Estate Appraisers	10,032	3.6	7.0	10,000	3.6	7.0
Retail Trade
All Other General Merchandise Stores	6,839	2.4	4.8	6,839	2.4	4.8
Wholesale Trade
Metal Service Centers and Other Metal Merchant Wholesalers	12,700	4.5	8.8	14,142	5.0	9.8
Sporting and Recreational Goods and Supplies Merchant Wholesalers	8,205	3.0	5.7	5,394	1.9	3.8
	$279,307	100.0%	194.2	$281,627	100.0%	195.9%

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Unconsolidated Significant Subsidiaries:   In accordance with Regulation S-X and GAAP, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Company has a controlling interest unless the business of the controlled operating company consists of providing services to the Company. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Company evaluates its unconsolidated controlled portfolio companies as significant subsidiaries under the respective rules. As of December 31, 2017 and 2016, MTE Holding Corp. and Subsidiaries was considered a significant unconsolidated subsidiary under Regulation S-X Rule 4-08(g). The Company’s voting ownership in MTE Holding Corp. and Subsidiaries is limited to 50% through a substantive participating voting rights agreement with an unaffiliated investor. Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of MTE Holding Corp. and Subsidiaries is presented below:
	December 31,
Balance Sheet:	2017	2016
Current assets	$7,161	$5,535
Noncurrent assets	25,408	24,681
Total Assets	$32,569	$30,216
Current liabilities	$3,116	$2,401
Noncurrent liabilities	17,276	16,889
Total liabilities	20,392	19,290
Non-controlling interest	5,675	4,878
Total equity	6,502	6,048
	Years Ended December 31,
Summary of Operations:	2017	2016	2015
Net Sales	$31,614	$27,704	$1,958
Gross Profit	9,857	7,436	508
Net income (loss)	2,106	2,232	(967)
Net income (loss) attributable to MTE Holding Corp.	1,594	1,235	(535)
Note 6. Fair Value of Financial Instruments
Investments
The Company’s investments are valued at fair value as determined in good faith by Company management under the supervision, and review and approval of the Board. These fair values are determined in accordance with a documented valuation policy and a consistently applied valuation process.
•
For each debt investment, a basic credit risk rating review process is completed. The risk rating on every credit facility is reviewed and either reaffirmed or revised by OFS Advisor’s investment committee.

•
Each portfolio company or investment is valued by OFS Advisor.

•
The preliminary valuations are documented and are then submitted to OFS Advisor’s investment committee for ratification.

•
Third-party valuation firm(s) provide valuation services as requested, by reviewing the investment committee’s preliminary valuations. OFS Advisor’s investment committee’s preliminary fair value conclusions on each of the Company’s assets for which sufficient market quotations are not

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

readily available is reviewed and assessed by a third-party valuation firm at least once in every 12-month period, and more often as determined by the audit committee of the Company’s Board or required by the Company’s valuation policy. Such valuation assessment may be in the form of positive assurance, range of values or other valuation method based on the discretion of the Company’s Board.
•
The audit committee of the Board reviews the preliminary valuations of OFS Advisor’s investment committee and independent valuation firms and, if appropriate, recommends the approval of the valuations by the Board.

•
The Company’s Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of OFS Advisor, the audit committee and, where appropriate, the respective independent valuation firm.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair values are determined with models or other valuation techniques, valuation inputs, and assumptions market participants would use in pricing an asset or liability. Valuation inputs are organized in a hierarchy that gives the highest priority to prices for identical assets or liabilities quoted in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of inputs in the fair value hierarchy are described below:
Level 1:
Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.

Level 2:
Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data.

Level 3:
Unobservable inputs for the asset or liability, and situations where there is little, if any, market activity for the asset or liability at the measurement date.

The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
The Company assesses the levels of the investments at each measurement date, and transfers between levels are recognized on the measurement date. All of the Company’s investments, which are measured at fair value, were categorized as Level 3 based upon the lowest level of significant input to the valuations. There were no transfers among Level 1, 2 and 3 for the years ended December 31, 2017, 2016, and 2015.
Each quarter, for investments for which unadjusted quoted prices in active markets are not available, the Company assesses whether market quotations, prices from pricing services or bids from brokers or dealers (collectively, “Indicative Prices”) are available, as well as the Company’s ability to transact at such Indicative Prices. Investments for which sufficient Indicative Prices exist are generally valued consistent with such Indicative Prices. The Company periodically corroborates observed Indicative Prices with its actual investment purchase prices and/or other valuation techniques, such as the discounted cash flow method described below. Based on the corroborating analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these Indicative Prices may be

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

reasonable indicators of fair value. In certain instances, the Company may partially rely on Indicative Prices when the Company determines such Indicative Prices are not of sufficient strength to rely on as the sole indication of fair value. In such instances, the Company applies a weighting factor to the Indicative Price and an alternative fair value analysis, typically a discounted cash flow analysis. The weighting factor placed on an Indicative Price is applied consistently based upon its relative strength, which considers, among other factors, and when available, the depth and liquidity of the Indicative Price. Weighting factors are not significant to the overall fair value measurement, but rather are applied to incorporate relevant market data when available.
In addition, each quarter, the Company assesses whether an arm’s length transaction occurred in the same security, including the Company’s new investments during the quarter, the cost of which (“Transaction Prices”), may be considered a reasonable indication of fair value for up to three months after the transaction date.
Due to the private nature of this marketplace (meaning actual transactions are not publicly reported), and the non-binding nature of the Indicative Prices, and the general inability to observe the input for the full length of the term of an investment, the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy.
In the absence of sufficient, actionable Indicative Prices or Transaction Prices, as an indication of fair value, and consistent with the policies and methodologies adopted by the Board, the Company performs detailed valuations of its debt and equity investments, including an analysis on the Company’s unfunded loan commitments, using both the market and income approaches as appropriate. There is no one methodology to estimate fair value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values. The Company may also engage one or more independent valuation firms(s) to conduct independent appraisals of its investments to develop the range of values, from which the Company derives a single estimate of value. Under the income approach, the Company typically prepares and analyzes discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself.
The primary method used to estimate the fair value of the Company’s debt investments is the discounted cash flow method. However, if there is deterioration in credit quality or a debt investment is in workout status, the Company may consider other methods in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The discounted cash flow approach to determining fair value (or a range of fair values) involves applying an appropriate discount rate(s) to the estimated future cash flows using various relevant factors depending on investment type, including the latest arm’s length or market transactions involving the subject security, a benchmark credit spread or other indication of market yields, and company performance. The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment, which may include a weighting factor applied to multiple valuation methods. The determination of fair value using these methodologies may take into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financing transactions subsequent to the acquisition of the investment and anticipated financing transactions after the valuation date.
The Company changed the primary method used to value certain of its investments, primarily equity investments, as of December 31, 2016, from the income approach to the market approach, principally due to the nature of evidence available under the discounted cash flow method, and to better align with industry practice. The Company may also utilize an income approach when estimating the fair value of its equity securities, either as a primary methodology if consistent with industry practice or if the market approach is otherwise not applicable, or as a supporting methodology to corroborate the fair value ranges determined by the market approach.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Under the market approach, the Company estimates the enterprise value of portfolio companies. Typically, the enterprise value of a private company is based on multiples of EBITDA, net income, revenues, or other relevant basis. The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment, which may include a weighting factor applied to multiple valuation methods. In estimating the enterprise value of a portfolio company, the Company analyzes various factors consistent with industry practice, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, financing transactions subsequent to the acquisition of the investment and anticipated financing transactions after the valuation date.
Application of these valuation methodologies involves a significant degree of judgment by management.
Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions, or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company might realize significantly less than the value at which such investment had previously been recorded. The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
The following tables provide quantitative information about the Company’s significant Level 3 fair value inputs to the Company’s fair value measurements as of December 31, 2017 and 2016. In addition to the techniques and inputs noted in the tables below, according to the Company’s valuation policy, the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The table below is not intended to be exhaustive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.
	Fair Value at December 31, 2017(1)	Valuation technique	Unobservable inputs	Range (Weighted average)
Debt investments:
Senior secured	$152,231	Discounted cash flow	Discount rates	10.01% – 16.50% (12.24%)
	12,910	Enterprise value	EBITDA multiples	7.50x – 7.50x (7.50x)
	9,063	Indicative Prices	Broker-dealers’ quotes	N/A
Subordinated	47,117	Discounted cash flow	Discount rates	11.24% – 16.90% (14.69%)
	4,074	Enterprise value	EBITDA multiples	4.25x – 7.25x (6.37x)
Equity investments
Preferred equity	19,200	Enterprise value	EBITDA multiples	4.25x – 13.48x (7.80x)
Common equity and warrants	11,489	Enterprise value	EBITDA multiples	4.25x – 8.28x (6.27x)

(1)
Excludes $20,908, $7, and $500 of senior secured debt investments, subordinated debt investments, and equity investments, respectively, valued at a Transaction Price.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

	Fair Value at December 31, 2016(1)	Valuation technique	Unobservable inputs	Range (Weighted average)
Debt investments:
Senior secured	$149,128	Discounted cash flow	Discount rates	6.70% – 18.71% (12.07%)
	15,901	Enterprise value	EBITDA multiples	7.25% – 7.50% (7.31%)
Subordinated	45,635	Discounted cash flow	Discount rates	10.75% – 21.24% (14.19%)
	5,393	Enterprise value	EBITDA multiples	8.00x – 8.00x (8.00x)
Equity investments
Preferred equity	23,721	Enterprise value	EBITDA multiples	4.50x – 8.50x (6.82x)
Common equity and warrants	13,042	Enterprise value	EBITDA multiples	5.00x – 8.50x (6.07x)

(1)
Excludes $15,926, $12,382, and $499 of senior secured debt investments, subordinated debt investments, and equity investments, respectively, valued at a Transaction Price.

Changes in market credit spreads or the credit quality of the underlying portfolio company (both of which could impact the discount rate), as well as changes in EBITDA and/or EBITDA multiples, among other things, could have a significant impact on fair values, with the fair value of a particular debt investment susceptible to change in inverse relation to the changes in the discount rate. Changes in EBITDA and/or EBITDA multiples, as well as changes in the discount rate, could have a significant impact on fair values, with the fair value of an equity investment susceptible to change in tandem with the changes in EBITDA and/or EBITDA multiples, and in inverse relation to changes in the discount rate. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.
The following tables present changes in investments measured at fair value using Level 3 inputs for the years ended December 31, 2017 and 2016:
	Year Ended December 31, 2017
	Senior Secured Debt Investments	Subordinated Debt Investments	Preferred Equity	Common Equity and Warrants	Total
Level 3 assets, January 1, 2017	$180,955	$63,410	$23,721	$13,541	$281,627
Net realized gain on investments	(4,908)	—	10,704	1,037	6,833
Net unrealized appreciation (depreciation) on investments	467	(8,667)	(5,331)	(1,265)	(14,796)
Amortization of Net Loan Fees	1,395	55	—	—	1,450
Capitalized PIK interest and dividends	1,042	466	1,399	—	2,907
Amendment fees	(280)	—	—	—	(280)
Purchase and origination of portfolio investments	127,812	9,244	4,631	1,213	142,900
Proceeds from principal payments on portfolio investments	(82,137)	(22,941)	—	—	(105,078)
Sale and redemption of portfolio investments	(17,858)	—	(17,669)	(2,537)	(38,064)
Conversion from debt investment to equity investment (Note 5)	(1,745)	—	1,745	—	—
Conversion from subordinated to senior secured debt investment (Note 5)	(9,631)	9,631	—	—	—
Level 3 assets, December 31, 2017	$195,112	$51,198	$19,200	$11,989	$277,499

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

	Year Ended December 31, 2016
	Senior Secured Debt Investments	Subordinated Debt Investments	Preferred Equity	Common Equity and Warrants	Total
Level 3 assets, January 1, 2016	$160,437	$64,240	$22,133	$10,486	$257,296
Net realized gain on investments	83	7	—	2,137	2,227
Net unrealized appreciation (depreciation) on investments	329	(2,376)	(2,584)	1,910	(2,721)
Amortization of Net Loan Fees	1,012	402	—	—	1,414
Capitalized PIK interest and dividends	547	602	1,433	—	2,582
Amendment fees	(442)	(97)	—	—	(539)
Purchase and origination of portfolio investments	44,671	22,101	643	822	68,237
Proceeds from principal payments on portfolio investments	(26,519)	(14,885)	—	—	(41,404)
Sale and redemption of portfolio investments	(2,840)	—	—	(2,434)	(5,274)
Distribution received from equity investment	—	—	(324)	—	(324)
Equity received in connection with purchase of portfolio investments and amendments	(743)	(79)	248	574	—
Conversion from debt investment to equity investment (Note 5)	(320)	(1,765)	2,039	46	—
Conversion from subordinated to senior secured debt investment (Note 5)	800	(800)	—	—	—
Reclassification from Subordinated to Senior Secured debt	3,940	(3,940)	—	—	—
Other	—	—	133	—	133
Level 3 assets, December 31, 2016	$180,955	$63,410	$23,721	$13,541	$281,627

The net unrealized appreciation (depreciation) reported in the Company’s consolidated statements of operations for the years ended December 31, 2017, 2016, and 2015, attributable to the Company’s Level 3 assets held at those respective year ends was $(10,496), $254, and $3,243, respectively.
The information presented should not be interpreted as an estimate of the fair value of the entire Company since fair value measurements are only required for a portion of the Company’s assets and liabilities. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.
Other Financial Assets and Liabilities
ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments. The Company’s SBA-guaranteed debentures are carried at cost and with their longer

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

maturity dates, fair value is estimated by discounting remaining payments using current market rates for similar instruments and considering such factors as the legal maturity date. As of December 31, 2017 and 2016, the fair value of the Company’s SBA debentures using Level 3 inputs is estimated at $155,510 and $159,708, respectively.
Note 7. Commitments and Contingencies
Unfunded commitments to the Company’s portfolio companies as of December 31, 2017, were as follows:
Name of Portfolio Company	Investment Type	Amount
Carolina Lubes, Inc.	Senior Secured Revolver	$2,433
The Escape Game, LLC	Senior Secured Loan	7,000
TRS Services, LLC	Senior Secured Loan	500
		$9,933

From time to time, the Company is involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company as of December 31, 2017.
Additionally, the Company is subject to periodic inspection by regulators to assess compliance with applicable regulations related to being a BDC and SBIC I LP is subject to periodic inspections by the SBA.
In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be low.
Note 8. Borrowings
SBA Debentures:   The SBIC Program allows SBIC I LP to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to the Company, have interest payable semi-annually and a ten-year maturity. The interest rate is fixed at the time of SBA pooling, which is March and September of each year, at a market-driven spread over U.S. Treasury Notes with ten-year maturities.
Under present regulations of the SBIC Act, the maximum amount of SBA-guaranteed debt that may be issued by a single SBIC licensee is $150,000. An SBIC fund may borrow up to two times the amount of its regulatory capital, subject to customary regulatory requirements. For two or more SBICs under common control, the maximum amount of outstanding SBA-provided leverage cannot exceed $350,000. In connection with the SBIC Acquisition, the Company increased its total commitments to SBIC I LP to $75,000, which became a drop down SBIC fund of the Company on December 4, 2013. During 2014, the Company fully funded its $75,000 commitment to SBIC I LP. As of December 31, 2017 and 2016, SBIC I LP had fully drawn the $149,880 of leverage commitments from the SBA.
On a stand-alone basis, SBIC I LP held $251,601 and $247,512 in assets at December 31, 2017 and 2016, respectively, which accounted for approximately 70% and 81% of the Company’s total consolidated assets, respectively. These assets can not be pledged under any debt obligation of the Company.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

The following table shows the Company’s outstanding SBA debentures payable as of December 31, 2017 and 2016:
Pooling Date	Maturity Date	Fixed Interest Rate	SBA debentures outstanding
			December 31, 2017	December 31, 2016
September 19, 2012	September 1, 2022	3.049%	$14,000	$14,000
September 25, 2013	September 1, 2023	4.448	7,000	7,000
March 26, 2014	March 1, 2024	3.995	5,000	5,000
September 24, 2014	September 1, 2024	3.819	4,110	4,110
September 24, 2014	September 1, 2024	3.370	31,265	31,265
March 25, 2015	March 1, 2025	2.872	65,920	65,920
September 23, 2015	September 1, 2025	3.184	22,585	22,585
SBA debentures outstanding			149,880	149,880
Unamortized debt issuance costs			(2,656)	(3,037)
SBA debentures outstanding, net of unamortized debt issuance costs			$147,224	$146,843

The Company received exemptive relief from the SEC effective November 26, 2013, which permits the Company to exclude SBA guaranteed debentures from the definition of senior securities in the statutory 200% asset coverage ratio under the 1940 Act, allowing for greater capital deployment.
The effective interest rate on the SBA debentures, which includes amortization of deferred debt issuance costs, was 3.43% as of December 31, 2017 and 2016. Interest expense on the SBA debentures was $5,141, $5,156, and $4,352 for the years ended December 31, 2017, 2016, and 2015, respectively, which includes $380, $382, and $297 of debt issuance costs amortization, respectively.
The weighted-average fixed cash interest rate on the SBA debentures as of December 31, 2017 and 2016, was 3.18%.
PWB Credit Facility:   The Company is party to the BLA with Pacific Western Bank, as lender, to provide the Company with a $35.0 million senior secured revolving credit facility, or PWB Credit Facility. The PWB Credit Facility is available for general corporate purposes including investment funding and is scheduled to mature on October 31, 2018. The maximum availability of the PWB Credit Facility is equal to 50% of the aggregate outstanding principal amount of eligible loans included in the borrowing base, which excludes subordinated loan investments and as otherwise specified in the BLA. The PWB Credit Facility is guaranteed by OFS Capital WM and secured by all of our current and future assets excluding assets held by SBIC I LP and the Company’s partnership interests in SBIC I LP and SBIC I GP. The PWC Credit Facility bears interest at a variable rate of the Prime Rate plus a 0.75% margin, with a 5.00% floor, and includes an unused commitment fee, payable monthly in arrears, equal to 0.50% per annum on any unused portion. As of December 31, 2017, the interest rate on the unpaid principal balance of the PWB Credit Facility was 5.25%.
On March 7, 2018 the BLA was amended to, among other things, increase the maximum amount available under the PWB Credit Facility from $35 million to $50 million, and extend the maturity date from October 31, 2018 to January 31, 2020. The Company incurred deferred debt issuance costs of  $166 in connection with the amendment.
The average dollar amount of borrowings outstanding during the year ended December 31, 2017, was $8,488. The effective interest rate, which includes amortization of deferred debt issuance costs as of December 31, 2017, was 5.74% based on the maximum amount available under the PWB Credit Facility. Deferred debt issuance costs, net of accumulated amortization, was $228 and $256 as of December 31, 2017

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

and 2016, respectively. Amortization of debt issuance costs was $172, $108, and $17, for the years ended December 31, 2017, 2016, and 2015, respectively.
Availability under the PWB Credit Facility as of December 31, 2017 was $17,400 based on the stated advance rate of 50% under the borrowing base.
The BLA contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, a minimum tangible net asset value, a minimum quarterly net investment income after incentive fees, and a statutory asset coverage test. The BLA also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change in investment advisor, and the occurrence of a material adverse change in our financial condition. As of December 31, 2017, the Company was in compliance with the applicable covenants.
OFS Capital WM Revolving Line of Credit:   Prior to the termination of the WM Credit Facility on May 28, 2015 (see Note 3), OFS Capital WM had a $75,000 secured revolving credit facility, as amended from time to time, with Wells Fargo. The WM Credit Facility was secured by all eligible loans acquired by OFS Capital WM, and had a maturity date of December 31, 2018 and a reinvestment period through December 31, 2015. The interest rate on outstanding borrowings was the London Interbank Offered Rate plus 2.50% per annum. The minimum equity requirement was set at $35,000. The unused commitment fee on the WM Credit Facility was (i) 0.5% per annum of the first $25,000 of the unused facility and (ii) 2% per annum of the balance in excess of  $25,000, and was included in interest expense on the consolidated statement of operations during 2015. During the three months ended March 31, 2015, the Company recorded a $430 write-off of debt issuance costs due to a permanent reduction in the facility’s commitment from $100,000 to $75,000. During the three months ended June 30, 2015, the Company incurred a $1,216 write-off of debt issuance costs due to the termination of the facility on May 28, 2015.
Note 9. Federal Income Tax
The Company has elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its ICTI, as defined by the Code. Additionally, to avoid a 4% excise tax on undistributed earnings the Company is required to distribute each calendar year the sum of  (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the one-year period ending October 31 of that calendar year, and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no federal income tax. Maintenance of the Company’s RIC status also requires adherence to certain source of income and asset diversification requirements.
The Company has met the required distribution, source of income and asset diversification requirements as of December 31, 2017, and intends to continue meeting these requirements. Accordingly, there is no liability for federal income taxes at the Company level. The Company’s ICTI differs from the net increase in net assets resulting from operations primarily due to differences in income recognition on the unrealized appreciation/depreciation of investments, income from Company’s equity investments in pass-through entities, PIK dividends that have not yet been declared and paid by underlying portfolio companies, capital gains and losses and the net creation or utilization of capital loss carryforwards.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

The distributions paid to stockholders are reported as ordinary income, long-term capital gains, and returns of capital. The tax character of distributions paid were as follows:
	Years Ended December 31,
	2017	2016	2015
Ordinary taxable income	$14,158	$12,157	$10,954
Long-term capital gain	2,738	169	—
Return of capital	—	858	2,197
Total distributions to stockholders	$16,896	$13,184	$13,151

Tax-basis undistributed income as of December 31, 2017 and 2016, was as follows:
	December 31,
	2017	2016
Ordinary income	$—	$—
Net long-term capital gains	4,936	—
The Company records reclassifications to its capital accounts related to permanent differences between GAAP and tax treatment related to goodwill amortization, excise taxes, and other permanent differences; and temporary differences between GAAP and tax treatment of realized gains and losses, income arising from Company’s equity investments in pass-through entities, PIK dividends, and other temporary differences. Reclassifications were as follows:
	Years Ended December 31,
	2017	2016	2015
Paid-in capital in excess of par	$(409)	$592	$(198)
Accumulated undistributed net investment income	954	131	(304)
Accumulated net realized gain (loss)	(545)	(723)	502
The tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments as of December 31, 2017 and 2016, were as follows:
	December 31,
	2017	2016
Tax-basis amortized cost of investments	$282,401	$273,414
Tax-basis gross unrealized appreciation on investments	16,207	19,554
Tax-basis gross unrealized depreciation on investments	(21,109)	(11,341)
Tax-basis net unrealized appreciation (depreciation) on investments	(4,902)	8,213
Fair value of investments	$277,499	$281,627

The Company recognizes deferred taxes on the appreciation of securities held through Taxable Blockers. Net unrealized depreciation on investments reported in net assets on the consolidated balance sheets has been increase by and other liabilities include deferred tax liabilities on appreciated securities of  $4 at December 31, 2017. There were no deferred tax assets or liabilities at December 31, 2016.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 10. Financial Highlights
The following is a schedule of financial highlights for the years ended December 31, 2017, 2016, and 2015:
	Years Ended December 31,
	2017	2016	2015
Per share data:
Net asset value per share at beginning of period	$14.82	$14.76	$14.24
Distributions(4)
From ordinary income	(1.14)	(1.25)	(1.13)
From capital gains	(0.22)	(0.02)	—
Return of capital	—	(0.09)	(0.23)
Net investment income	1.28	1.46	1.39
Net realized gain (loss) on non-control/non-affiliate investments	(0.26)	0.25	(0.31)
Net realized gain on affiliate investments	0.81	—	0.14
Net unrealized appreciation (depreciation) on non-control/non-affiliate investments	(0.78)	(0.69)	0.53
Net unrealized appreciation (depreciation) on affiliate investments	(0.41)	0.33	0.13
Net unrealized appreciation on control investment	—	0.07	—
Issuance of common stock(5)	(0.03)	—	—
Other(6)	0.05	—	—
Net asset value per share at end of period	$14.12	$14.82	$14.76
Per share market value, end of period	$11.90	$13.76	$11.48
Total return based on market value(1)	(4.7)%	32.3%	9.0%
Total return based on net asset value(2)	4.3%	9.7%	13.4%
Shares outstanding at end of period	13,340,217	9,700,297	9,691,170
Weighted average shares outstanding	12,403,706	9,693,801	9,670,153
Ratio/Supplemental Data (in thousands except ratios)
Average net asset value(3)	$171,631	$142,818	$140,002
Net asset value at end of period	$188,336	$143,778	$143,012
Net investment income	$15,877	$14,145	$13.411
Ratio of total expenses to average net assets	10.2%	11.9%	13.5%
Ratio of net investment income to net assets at end of period	8.4%	9.8%	9.6%
Portfolio turnover(7)	50.4%	18.1%	44.6%

(1)
Calculation is ending market value less beginning market value, adjusting for dividends and distributions reinvested at prices obtained in the Company’s dividend reinvestment plan for the respective distributions.

(2)
Calculation is ending net asset value less beginning net asset value, adjusting for dividends and distributions reinvested at the Company’s quarter-end net asset value for the respective distributions.

(3)
Based on the average of the net asset value at the beginning of the indicated period and the end of each calendar quarter within the period indicated.

(4)
The components of the distributions are presented on an income tax basis.

(5)
The issuance of common stock on a per share basis reflects the incremental net asset value change as a result of the Offering.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

(6)
Represents the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on a weighted average shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

(7)
Portfolio turnover rate is calculated using the lesser of period-to-date sales and principal payments or period-to-date purchases over the average of the invested assets at fair value.

Note 11. Distributions
The Company intends to make distributions to stockholders on a quarterly basis of substantially all of its net investment income. In addition, although the Company intends to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, it may in the future decide to retain such capital gains for investment.
The Company may be limited in its ability to make distributions due to the BDC asset coverage requirements of the 1940 Act. The Company’s ability to make distributions may also be affected by its ability to receive distributions from SBIC I LP. SBIC I LP’s ability to make distributions is governed by SBA regulations. Consolidated cash and cash equivalents includes $72,116 held by SBIC I LP, which was not available for distribution at December 31, 2017.
The following table summarizes distributions declared and paid for the years ended December 31, 2017, 2016, and 2015:
Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
Year ended December 31, 2015
March 4, 2015	March 17, 2015	March 31, 2015	$0.34	$3,133	12,106	$148
May 4, 2015	June 16, 2015	June 30, 2015	0.34	3,132	12,834	154
August 6, 2015	September 16, 2015	September 30, 2015	0.34	3,142	14,355	147
December 2, 2015	December 17, 2015	December 31, 2015	0.34	3,283	1,041	12
			$1.36	$12,690	40,336	$461
Year ended December 31, 2016
March 7, 2016	March 17, 2016	March 31, 2016	$0.34	$3,280	1,154	$15
May 2, 2016	June 16, 2016	June 30, 2016	0.34	3,269	1,998	26
August 5, 2016	September 16, 2016	September 30, 2016	0.34	3,258	2,888	38
October 31, 2016	December 16, 2016	December 30, 2016	0.34	3,255	3,087	43
			$1.36	$13,062	9,127	$122
Year ended December 31, 2017
March 9, 2017	March 17, 2017	March 31, 2017	$0.34	$3,257	2,919	$41
May 2, 2017	June 16, 2017	June 30, 2017	0.34	4,483	3,439	49
August 1, 2017	September 15, 2017	September 29, 2017	0.34	4,491	3,196	42
October 31, 2017	December 15, 2017	December 29, 2917	0.34	4,469	5,366	64
			$1.36	$16,700	14,920	$196

For the year ended December 31, 2017, $196 of the total $16,896 paid to stockholders represented DRIP participation, during which the Company satisfied the DRIP participation requirements with the issuance of  $14,920 shares at an average value of  $13.18 per share at the date of issuance. For the year

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

ended December 31, 2016, $122 of the total $13,184 paid to stockholders represented DRIP participation, during which the Company satisfied the DRIP participation requirements with the issuance of 9,127 shares at an average value of  $13.23 per share at the date of issuance. For the year ended December 31, 2015, $461 of the total $13,151 paid to stockholders represented DRIP participation, during which the Company satisfied the DRIP participation requirements with the issuance of 40,336 shares at an average value of $11.44 per share at the date of issuance.
Since the Company’s IPO, distributions to stockholders total $67,775, or $6.63 per share on a cumulative basis.
Distributions in excess of the Company’s current and accumulated ICTI would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of the Company’s distributions is made annually as of the end of its fiscal year based upon its ICTI for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. Each year, a statement on Form 1099-DIV identifying the source of the distribution is mailed to the Company’s stockholders. For the year ended December 31, 2017, approximately $1.14 per share, $0.22 per share, and $0 per share of the Company’s distributions represented ordinary income, long-term capital gain, and a return of capital to its stockholders, respectively.
Note 12. Selected Quarterly Financial Data (Unaudited)
	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total investment income	$8,292	$9,122	$7,978	$8,034
Net investment income	3,819	4,402	4,316	3,340
Net gain (loss) on investments	331	(3,227)	(6,597)	1,526
Net increase (decrease) in net assets resulting from operations	4,150	1,175	(2,281)	4,866
Net increase (decrease) in net assets resulting from operations per share(1)	$0.22	$0.09	$(0.17)	$0.50
Net asset value per share(2)	$14.12	$14.15	$14.40	$14.98
	Quarter Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total investment income	$8,209	$7,359	$7,683	$7,843
Net investment income	3,736	3,297	3,457	3,655
Net gain (loss) on investments	1,087	(909)	881	(1,376)
Net increase in net assets resulting from operations	4,823	2,388	4,338	2,279
Net increase in net assets resulting from operations per share(1)	$0.49	$0.25	$0.45	$0.24
Net asset value per share(2)	$14.82	$14.67	$14.76	$14.65

(1)
Based on weighted average shares outstanding for the respective period.

(2)
Based on shares outstanding at the end of the respective period.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 13. Consolidated Schedule of Investments In and Advances To Affiliates
Name of Portfolio Company	Investment Type(1)	Net Realized Gain (Loss)	Net change in unrealized appreciation/ depreciation	Interest, Fees and Dividends Credited to Income(2)	December 31, 2016, Fair Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2017, Fair Value(5)
Control Investments
Malabar International	Subordinated Loan	$—	$—	$536	$7,683	$150	$(7,833)	$—
	Preferred Equity	—	—	65	5,868	1,608	(7,476)	—
		—	—	601	13,551	1,758	(15,309)	—
MTE Holding Corp.	Senior Secured Loan	—	(64)	1,288	9,766	90	(2,738)	7,118
	Common Equity	—	67	227	3,383	67	—	3,450
		—	3	1,515	13,149	157	(2,738)	10,568
Total Control Investments		—	3	2,116	26,700	1,915	(18,047)	10,568
Affiliate Investments
All Metals Holding, LLC	Senior Secured Loan	—	(259)	1,856	12,865	283	(389)	12,759
	Common Equity(6)	—	508	—	1,277	508	—	1,785
		—	249	1,856	14,142	791	(389)	14,544
Contract Datascan Holdings, Inc.	Subordinated Loan	—	93	978	7,902	98	—	8,000
	Preferred Equity(6)(7)	—	—	542	5,421	543	—	5,964
	Common Equity(6)	—	73	—	187	—	73	260
		—	166	1,520	13,510	641	73	14,224
Intelli-Mark Technologies, Inc.	Senior Secured Loan	—	(159)	613	8,841	68	(8,909)	—
	Common Equity(6)	874	(498)	—	1,998		(1,998)	—
		874	(657)	613	10,839	68	(10,907)	—
Jobson Healthcare Information, LLC(8)	Senior Secured Loan	—	—	—	—	12,910		12,910
	Common Equity	—	—	—	—	—	—	—
	Warrants	—	—	—	—			—
		—	—	—	—	12,910	—	12,910
Malabar International(9)	Subordinated Loan	—	(41)	671	—	7,833	(7,833)	—
	Preferred Equity	5,590	(1,585)	56	—	7,476	(7,476)	—
		5,590	(1,626)	727	—	15,309	(15,309)	—
Master Cutlery, LLC	Subordinated Loan	—	(1,537)	640	4,440	653	(2,220)	2,873
	Preferred Equity(6)(7)	—	(954)	—	954		(954)	—
	Common Equity(6)	—	—	—	—			—
		—	(2,491)	640	5,394	653	(3,174)	2,873
NeoSystems Corp.	Subordinated Loan	—	421	408	3,656	487	(2,000)	2,143
	Preferred Equity(6)(7)	—	861	133	1,255	993		2,248
		—	1,282	541	4,911	1,480	(2,000)	4,391
Pfanstiehl Holdings, Inc	Subordinated Loan	—	(46)	387	3,810	1	(56)	3,755
	Common Equity	—	(1,328)	84	6,083	(1,328)		4,755
		—	(1,374)	471	9,893	1	(1,384)	8,510
Strategic Pharma Solutions, Inc.	Senior Secured Loan	—	(39)	904	8,383	67	(8,450)	—
	Preferred Equity(6)(7)	3,617	(1,111)	81	3,026	81	(3,107)	—
		3,617	(1,150)	985	11,409	148	(11,557)	—
TRS Services, Inc.	Senior Secured Loan	—	194	1,084	9,549	310	(393)	9,466
	Preferred Equity (Class AA units)(6)(7)	—	—	55	354	55		409
	Preferred Equity (Class A units)(6)(7)	—	319	204	1,707	523		2,230
	Common Equity(6)	—	—	—	—			—
		—	513	1,343	11,610	888	(393)	12,105
Total Affiliate Investments		10,081	(5,088)	8,696	81,708	32,889	(45,040)	69,557
Total Control and Affiliate Investments		$10,081	$(5,085)	$10,812	$108,408	$34,804	$(63,087)	$80,125

(1)
Principal balance of debt investments and ownership detail for equity investments are shown in the consolidated schedule of investments.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

(2)
Represents the total amount of interest, fees or dividends included in 2017 income for the portion of the year ended December 31, 2017, that an investment was included in Control or Affiliate Investment categories, respectively.

(3)
Gross additions include increases in cost basis resulting from a new portfolio investment, PIK interest, fees and dividends, accretion of OID, and net increases in unrealized net appreciation or decreases in net unrealized depreciation.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments and sales, if any, and net decreases in net unrealized appreciation or net increases in net unrealized depreciation, and transfers from Affiliate Investment to Control Investment.

(5)
Fair value was determined using significant unobservable inputs. See Note 6 for further details.

(6)
Non-income producing.

(7)
Dividends credited to income include dividends contractually earned but not declared.

(8)
Jobson became an affiliate investment effective December 31, 2017, due to an increase in voting ownership interest.

(9)
Malabar was reclassified from a control investment to an affiliate investment due to a decrease in voting interest.

Note 14. Subsequent Events Not Disclosed Elsewhere
On February 12, 2018, the Board declared a special distribution of  $0.37 per share payable on March 29, 2018 to stockholders of record as of March 22, 2018. In addition, on February 27, 2018, the Company’s Board declared a distribution of  $0.34 per share for the first quarter of 2018, payable on March 29, 2018 to stockholders of record as of March 22, 2018.

$200,000,000
Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities
We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments.
We may offer, from time to time, in one or more offerings or series, up to $200.0 million in shares of our common stock, par value $0.01 per share, preferred stock, par value $0.01 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities which we refer to, collectively, as the “securities.” We may sell our securities directly or through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of shares of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of the securities.
Substantially all of the debt securities in which we invest are below investment grade debt securities and are often referred to as “high yield” or “junk” securities. Exposure to below investment grade securities involves certain risk, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. A material amount of our debt investments contain floating interest rate provisions that may make it more difficult for the borrowers to make debt repayments. Further, our debt investments generally will not pay down principal during their term which could result in a substantial loss to us if the portfolio company is unable to refinance or repay the debt at maturity.
Our common stock is traded on the Nasdaq Global Select Market under the symbol “OFS.” On June 13, 2017, the last reported sales price on the Nasdaq Global Select Market for our common stock was $14.20 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of March 31, 2017 was $14.98.
Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting Investor Relations of OFS Capital Corporation, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606, or by calling us at (847) 734-2000 or on our website at www.ofscapital.com. The Securities and Exchange Commission, or the SEC, maintains a website at www.sec.gov where such information is available without charge. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.
Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage. Before buying any of our securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 16 of this prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.
Prospectus dated June 16, 2017

i

You should rely only on the information contained in this prospectus and any prospectus supplement to this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus or any accompanying prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any such supplement do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus and any such supplement is accurate only as of its date, and under no circumstances should the delivery of this prospectus and any such supplement or the sale of any securities imply that the information in this prospectus is accurate as of any later date or that the affairs of OFS Capital Corporation have not changed since such date. This prospectus and any accompanying prospectus supplement will be updated to reflect material changes.
ii

ABOUT THIS PROSPECTUS
This prospectus and any accompanying prospectus supplement is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to $200.0 million of shares of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights, or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. Our securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus and any accompanying prospectus supplement provides you with a general description of our securities that we may offer. Each time we use this prospectus to offer our securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any such supplements together with the additional information described under “Available Information” and “Risk Factors” sections before you make an investment decision.
A prospectus supplement may also add to, update or change information contained in this prospectus.
iii

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. Throughout this prospectus, we refer to OFS Capital Corporation and its consolidated subsidiaries as the “Company,” “we,” “us” or “our;” OFS Capital Management, LLC as “OFS Advisor” or the “Advisor;” and OFS Capital Services, LLC as “OFS Services” or the “Administrator.”
OFS Capital Corporation
We are an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a BDC under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. Our investment strategy focuses primarily on investments in middle-market companies in the United States. We use the term “middle-market” to refer to companies that may exhibit one or more of the following characteristics: number of employees between 150 and 2,000; revenues between $15 million and $300 million; annual earnings before interest, taxes, depreciation and amortization (“EBITDA”), between $3 million and $50 million; generally, private companies owned by private equity firms or owners/operators; and enterprise value between $10 million and $500 million. For additional information about how we define the middle-market, see “The Company — Investment Criteria/Guidelines.”
As of March 31, 2017, we had debt and equity investments in 38 portfolio companies with an aggregate fair value of  $258.3 million. As of March 31, 2017, 64% of our investment portfolio was comprised of senior secured loans, 20% of subordinated loans and 16% of equity investments, at fair value.
While our investment strategy focuses primarily on middle-market companies in the United States, including senior secured loans, which includes first-lien, second-lien and unitranche loans as well as subordinated loans and, to a lesser extent, warrants and other equity securities, we also may invest up to 30% of our portfolio in opportunistic investments of non-eligible portfolio companies. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds, as well as in debt of middle-market companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act.
Our investment strategy includes OFS SBIC I LP (“SBIC I LP”), which received a license under the U.S. Small Business Administration (“SBA”) Small Business Investment Company program, in May 2012. The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA leverage funding is subject to SBIC I LP’s payment of certain fees to the SBA, and the ability of SBIC I LP to draw on the leverage commitment is subject to its compliance with SBA regulations and policies, including an audit by the SBA. For additional information regarding the regulation of SBIC I LP, see “— Regulation — Small Business Investment Company Regulations.
In January 2015, we filed an application with the SBA for a second SBIC license, which, if approved, would provide up to $75.0 million in additional SBA debentures for the funding of our future investments upon our contribution of at least $37.5 million in additional regulatory capital and subject to the issuance of a leverage commitment by the SBA and other customary procedures. There can be no assurance as to whether or when this application will be approved by the SBA.
On a stand-alone basis, SBIC I LP held approximately $251.3 million, $247.5 million, and $245.1 million in assets at March 31, 2017, December 31, 2016 and 2015, respectively, which accounted for approximately 82%, 81% and 83% of our total consolidated assets at March 31, 2017, December 31, 2016 and 2015, respectively.
Our investment activities are managed by OFS Capital Management, LLC (“OFS Advisor”) and supervised by our board of directors, a majority of whom are independent of us, OFS Advisor and its affiliates. Under the investment advisory agreement between us and OFS Advisor (the “Investment

Advisory Agreement”) we have agreed to pay OFS Advisor an annual base management fee based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) as well as an incentive fee based on our investment performance. We have elected to exclude from the base management fee calculation any base management fee that would be owed in respect of the intangible asset and goodwill resulting from our acquisitions of the remaining ownership interests in SBIC I LP and SBIC I GP, LLC (“SBIC I GP”) on December 4, 2013 (“SBIC Acquisition”).
We have also entered into an administration agreement (“Administration Agreement”) with OFS Capital Services, LLC (“OFS Services”). Under our Administration Agreement, we have agreed to reimburse OFS Services for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by OFS Services in performing its obligations under the Administration Agreement.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our assets, as defined by the 1940 Act, are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant Securities and Exchange Commission (“SEC”) rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.
We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to 50% of our asset base). We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock.
We have elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and assets diversification requirements. Pursuant to these elections, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders.
The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the BDC to do so. On October 12, 2016, we received exemptive relief from the SEC to permit us to co-invest in portfolio companies with certain other funds managed by OFS Advisor (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

Organizational Structure

Public Investors
Orchard First Source Asset Management, LLC (OFSAM)
77.9%
22.1%
100%
100%
100%
OFS Capital Corporation (OFS Capital)
Administration Agreement
OFS Capital Services, LLC (OFS Services)
OFS Capital Management, LLC (OFS Advisor)
OFS First Source Capital, Inc. (OFSC)
Investment Advisory Agreement
Staffing Agreement
Staffing Agreement
100%
100%
99%
100%
Convene Holdings, LLC
OFS Capital WM, LLC
OFS SBIC I, LP (f/k/a Tamarix Capital Partners, L.P.)
OFS SBIC I, LP (f/k/a Tamarix Capital Partners, L.P.)
1%

About OFS and Our Advisor
OFS (which refers to the collective activities and operations of Orchard First Source Asset Management, LLC (“OFSAM”) and its subsidiaries and certain affiliates) is an established investment platform focused on meeting the capital needs of middle-market companies. OFS is the successor to First Source Financial Inc., which was founded in 1995 as a joint venture between Dominion Capital, Inc., a wholly-owned subsidiary of Dominion Resources, Inc., or Dominion, and Household Commercial Financial Services Inc., a unit of Household International, or Household. Household sold its interest in First Source Financial Inc. to Dominion in 1997. In 2003, Orchard Paladin Management, LLC, our predecessor, acquired from Dominion a portfolio of performing and non-performing loans of approximately $625 million in aggregate commitment amount, plus additional investments in equity securities. Shortly thereafter, in 2004, Orchard Paladin Management, LLC acquired Dominion’s interest in First Source Financial Inc. Most of the loan workouts and special situations investments managed by our senior managers since 2003 involved loans in the portfolio acquired from Dominion and loans acquired as a result of the purchase of Dominion’s interest in First Source Financial Inc.
As of March 31, 2017, OFS had 43 full-time employees. OFS is headquartered in Chicago, Illinois and also has offices in New York, New York and Los Angeles, California.
Our investment activities are managed by OFS Advisor, our investment adviser. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and a subsidiary of OFSAM.
Our relationship with OFS Advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. OFS Advisor provides us with advisory services in exchange for a base management fee and incentive fee; see “—Management and Other Agreements —  Investment Advisory Agreement”. The base management fee is based on our total assets (other than cash and cash equivalents, and the intangible asset and goodwill resulting from the SBIC Acquisitions; but including assets purchased with borrowed amounts, and including assets owned by any consolidated entity) and, therefore, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance.
OFS Advisor has entered into a Staffing Agreement (the “Staffing Agreement”) with Orchard First Source Capital, Inc. (“OFSC”) a wholly-owned subsidiary of OFSAM. Under the Staffing Agreement, OFSC makes experienced investment professionals available to OFS Advisor and provides access to the senior investment personnel of OFS and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by OFS and its affiliates in the ordinary course of their businesses and commits the members of OFS Advisor’s investment committee to serve in that capacity. As our investment adviser, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.
OFS Advisor capitalizes on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. The senior management team of OFS, including Bilal Rashid, Jeff Cerny and Mark Hauser, provides services to OFS Advisor. These managers have developed a broad network of contacts within the investment community, averaging over 20 years of experience investing in debt and equity securities of middle-market companies. In addition, these managers have gained extensive experience investing in assets that will constitute our primary focus and have expertise in investing across all levels of the capital structure of middle-market companies. See “Portfolio Management” for additional information regarding our portfolio managers.
Our Administrator
OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and recordkeeping services at such facilities. OFS Services oversees our financial reporting as well as prepares our reports to stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. OFS Services also manages the determination and publication of our net asset value and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. To the extent that OFS Services outsources any of its functions, we will pay the fees associated with such functions at cost, on a direct basis.
Market Opportunity
Our investment strategy is focused primarily on investments in middle-market companies in the United States. We find the middle-market attractive for the following reasons:
Large Target Market.   According to the U.S. Census Bureau in its 2012 economic census, there were approximately 197,000 companies in the United States with annual revenues between $10 million and $2.5 billion, compared with approximately 1,300 companies with revenues greater than $2.5 billion. We believe that these middle-market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have historically constituted the vast bulk of OFS’s portfolio companies since its inception, and constituted the vast bulk of our portfolio as of March 31, 2017. We believe that this market segment will continue to produce significant investment opportunities for us.
Specialized Lending Requirements with High Barriers to Entry.   We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to private middle-market companies in the United States (a) is generally more labor-intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (b) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and

(c) may also require more extensive ongoing monitoring by the lender. As a result, middle-market companies historically have been served by a limited segment of the lending community. As a result of the unique challenges facing lenders to middle-market companies, there are high barriers to entry that a new lender must overcome.
Robust Demand for Debt Capital.   We believe that private equity firms have significant committed but uncalled capital, a large portion of which is still available for investment in the United States. Subject to market conditions, we expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us.
Competitive Strengths and Core Competencies
Deep Management Team Experienced in All Phases of Investment Cycle and Across All Levels of the Capital Structure.   We are managed by OFS Advisor, which has access through the Staffing Agreement with OFSC to the resources and expertise of OFS’s investment professionals. As of March 31, 2017, OFS’s credit and investment professionals (including all investment committee members) employed by OFSC had an average of over 15 years of investment experience with strong institutional backgrounds.
Significant Investment Capacity.   The net proceeds of equity and debt offerings and borrowing capacity under our credit facilities, will provide us with a substantial amount of capital available for deployment into new investment opportunities in our targeted asset class.
Scalable Infrastructure Supporting the Entire Investment Cycle.   We believe that our loan acquisition, origination and sourcing, underwriting, administration and management platform is highly scalable (that is, it can be expanded on a cost efficient basis within a time frame that meets the demands of business growth). Our platform extends beyond origination and sourcing and includes a regimented credit monitoring system. We believe that our careful approach, which involves ongoing review and analysis by an experienced team of professionals, should enable us to identify problems early and to assist borrowers before they face difficult liquidity constraints.
Extensive Loan Sourcing Capabilities.   OFS Advisor gives us access to the deal flow of OFS. We believe OFS’s 20-year history as a middle-market lending platform and its market position make it a leading lender to many sponsors and other deal sources, especially in the currently under-served lending environment, and we have extensive relationships with potential borrowers and other lenders.
Structuring with a High Level of Service and Operational Orientation.   We provide client-specific and creative financing structures to our portfolio companies. Based on our experience in lending to and investing in middle-market companies, we believe that the middle-market companies we target, as well as sponsor groups we may pursue, require a higher level of service, creativity and knowledge than has historically been provided by other service providers more accustomed to participating in commodity-like loan transactions.
Rigorous Credit Analysis and Approval Procedures.   OFS Advisor utilizes the established, disciplined investment process of OFS for reviewing lending opportunities, structuring transactions and monitoring investments. Using OFS’s disciplined approach to lending, OFS Advisor seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and, where appropriate, the implementation of restrictive debt covenants.
Structure of Investments
We anticipate that our loan portfolio will continue to contain investments of the following types with the following characteristics:
Senior Secured First-Lien Loans.    First-lien senior secured loans comprise, and will continue to comprise, a significant portion of our investment portfolio. We obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of these loans (in certain cases, subject to a payment waterfall). The collateral takes the form of first-priority liens on specified assets of the portfolio company borrower and, typically, first-priority pledges of the ownership interests in the borrower.

Our first lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in this prospectus.
Senior Secured Unitranche Loans.   Unitranche loans are loans that combine both senior and subordinated debt into one loan under which the borrower pays a single blended interest rate that is intended to reflect the relative risk of the secured and unsecured components. We typically structure our unitranche loans as senior secured loans. We obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of these loans. This collateral takes the form of first-priority liens on the assets of a portfolio company and, typically, first-priority pledges of the ownership interests in the company. We believe that unitranche lending represents a significant growth opportunity for us, offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest to us than we might realize in a traditional multi-tranche structure. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, we will be the sole lender, or we, together with our affiliates, will be the sole lender, of unitranche loans, which can afford us additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of under performance. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in this prospectus.
Senior Secured Second-lien Loans.   Second-lien senior secured loans obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of such loans. This collateral typically takes the form of second-priority liens on the assets of a portfolio company, and we may enter into an inter-creditor agreement with the holders of the portfolio company’s first-lien senior secured debt. These loans typically provide for no contractual loan amortization in the initial years of the facility, with all amortization deferred until loan maturity. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in this prospectus.
Subordinated (“Mezzanine”) Loans.   These investments are typically structured as unsecured, subordinated loans that typically provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically will have interest-only payments (often representing a combination of cash pay and payment-in-kind (“PIK”) interest) in the early years, with amortization of principal deferred to maturity. Mezzanine loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Mezzanine investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. Mezzanine loans often include a PIK feature (meaning a feature allowing for the payment of interest in the form of additional principal amount of the loan instead of in cash), which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan. These loans are categorized as Subordinated Loans in our consolidated schedule of investments included in this prospectus.
Equity Securities.   Equity securities typically consist of either a direct minority equity investment in common or membership/partnership interests or preferred stock of a portfolio company, and are typically not control-oriented investments. Our preferred equity investments typically contain a fix dividend yield based on the par value of the equity security. Preferred equity dividends may be paid in cash at a stipulated date, usually quarterly and are participating and/or cumulative. We may structure such equity investments to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights, which grants us the right to register our equity interest when either the portfolio company or another investor in the portfolio company initiates a registration. Our equity investments typically are made in connection with debt investments to the same portfolio companies. These securities are categorized as a Preferred Equity or Common Equity in our consolidated schedule of investments included in this prospectus.

Warrants.   In some cases, we may receive nominally priced warrants to buy a minority equity interest in the portfolio company in connection with a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a put to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights. These securities are categorized as a Warrant in our consolidated schedule of investments included in this prospectus.
General Structuring Considerations.   We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:
•
selecting investments that we believe have a very low probability of loss;

•
requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk; and

•
negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.
Investments
We pursue an investment strategy focused primarily on investments in middle-market companies in the United States. We focus on investments in loans, in which OFS Advisor’s investment professionals have expertise, including investments in first-lien, unitranche, second-lien, and mezzanine loans and, to a lesser extent, on warrants and other equity securities. We seek to create a diverse portfolio by making investments in the securities of middle-market companies that we expect to range generally from $3.0 million to $25.0 million each, although we expect this investment size will vary proportionately with the size of our capital base.
Competition
Our primary competitors include public and private funds, other BDCs, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. Some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Further, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC, or to the distribution and other requirements we must satisfy to maintain our RIC status.
We expect to continue to use the expertise of the investment professionals of OFS and its affiliates to which we have access, to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior members of OFS and its affiliates will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Conflicts of Interests
Subject to certain 1940 Act restrictions on co-investments with affiliates, OFS Advisor will offer us the right to participate in investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. Such offers will be subject to the exception that, in accordance with OFS Advisor’s allocation policy, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate fairly and equitably with other entities managed by OFS Advisor and its affiliates.
To the extent that we compete with entities managed by OFS Advisor or any of its affiliates for a particular investment opportunity, OFS Advisor will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal allocation policy, (b) the requirements of the Advisers Act, and (c) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. OFS Advisor’s allocation policy is intended to ensure that we may generally share fairly and equitably with other investment funds or other investment vehicles managed by OFS Advisor or its affiliates in investment opportunities that OFS Advisor determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that may be suitable for us and such other investment funds or other investment vehicles. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:
•
investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•
risk and return profile of the investment vehicles;

•
suitability/priority of a particular investment for the investment vehicles;

•
if applicable, the targeted position size of the investment for the investment vehicles;

•
level of available cash for investment with respect to the investment vehicles;

•
total amount of funds committed to the investment vehicles; and

•
the age of the investment vehicles and the remaining term of their respective investment periods, if any.

In situations where co-investment with such other accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. See “Related-Party Transactions and Certain Relationships.”
Recent Developments
In April 2017, the Company sold 3,625,000 shares of the Company’s common stock at an offering price of  $14.57 per share. The Company received net proceeds of approximately $52.82 million, which the Company intends to use for new investments in portfolio companies in accordance with its investment objective and strategies and for general working capital purposes, including to temporarily repay indebtedness (which will be subject to re-borrowing), and other working capital needs. The Company also will pay expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of the offering.
Corporate Information
Our principal executive offices are located at 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606, and our telephone number is (847) 734-2000. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.
Risks
Investing in our securities may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. See “Risk Factors” beginning on page 16 of this prospectus for a more detailed discussion of material risks you should carefully consider before deciding to invest in our securities.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us,” “the Company” or “OFS Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in OFS Capital.
Stockholder transaction expenses:
Sales load borne by us (as a percentage of offering price)	—%(1)
Offering expenses borne by us (as a percentage of offering price)	—%(2)
Dividend reinvestment plan fees (per sales transaction fee)	$15.00(3)
Total Stockholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (as a percentage of net assets attributable to common stock):
Base Management fees payable under the Investment Advisory Agreement	3.28%(4)
Incentive fees payable under the Investment Advisory Agreement	2.67%(5)
Interest payments on borrowed funds	3.82%(6)
Other expenses	2.18%(7)
Acquired fund fees and expenses	—%(8)(9)
Total annual expenses	11.95%

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the following Example will be updated accordingly.

(2)
The related prospectus supplement will disclose the applicable offering expenses and total stockholder transaction expenses.

(3)
The expenses of the dividend reinvestment plan are included in “other expenses.” The plan administrator’s fees will be paid by us. There will be no brokerage charges or other charges to stockholders who participate in the plan except that, if a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. For additional information, see “Distribution Reinvestment Plan.”

(4)
Our base management fee is 1.75% of the average value of our total assets (other than cash and cash equivalents, and the intangible asset and goodwill resulting from the SBIC Acquisitions; but including assets purchased with borrowed amounts, and including assets owned by any consolidated entity). This item represents actual base management fees incurred for the three months ended March 31, 2017, annualized for a 12-month period. We may from time to time decide it is appropriate to change the terms of the agreement. Under the 1940 Act, any material change to our Investment Advisory Agreement must be submitted to stockholders for approval. See “Management and Other Agreements — Investment Advisory Agreement”.

(5)
Assumes a Part One and Part Two incentive fee, as defined below, of  $3.6 million and $0.3 million, respectively. The Part One incentive fee was calculated based on our statement of operations for the three months ended March 31, 2017, annualized for a 12-month period. The Part Two incentive of $0.3 million represents the actual Part Two incentive fee accrued for the three months ended March 31, 2017. The Part Two incentive fee is accrued, but not paid, if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive. Net realized and unrealized capital gains or losses can vary substantially from period to period.

The incentive fee consists of two parts:
The first (“Part One”), payable quarterly in arrears, equals 20.0% of our pre-incentive fee net investment income initially calculated based on values at the closing of this offering (including income that is accrued but not yet received in cash), subject to a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, OFS Advisor receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, OFS Advisor will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply.
The hurdle rate is fixed at 2.0% quarterly (8% annualized), which means that, if interest rates rise, it will be easier for our pre-incentive fee net investment income to surpass the hurdle rate, which could lead to the payment of fees to OFS Advisor in an amount greater than expected. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.
The second part (“Part Two”), payable annually in arrears, equals 20.0% of our realized capital gains on a cumulative basis, if any (or upon the termination of the Investment Advisory Agreement, as of the termination date), computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The incentive fee is determined on a consolidated basis. We accrue the Part Two incentive fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive. See “Management and Other Agreements — Investment Advisory Agreement.”
(6)
Interest payments on borrowed funds represents an estimate of our annualized interest expenses on our SBA debentures and our expected interest expense under our senior secured revolving credit facility with Pacific Western Bank (the “PWB Credit Facility”) over the next twelve months. At March 31, 2017, we had $149.9 million of SBA debentures outstanding with an effective interest rate of 3.42%, which includes amortization of deferred debt issuance costs. At March 31, 2017, we had $8.0 million outstanding the PWB Credit Facility with an effective interest rate of 6.74%, which includes amortization of deferred debt issuance costs and unused fees. For purposes of this calculation, we have assumed the March 31, 2017 amounts outstanding under the SBA debentures and PWB Credit Facility.

We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We do not expect to issue any preferred stock during the next twelve months and, therefore, have not included the cost of issuing and servicing preferred stock in the table. In January 2015, we filed an application with the SBA for a second SBIC license, which, if approved, would provide up to $75.0 million in additional SBA debentures for the funding of our future investments upon our contribution of at least $37.5 million in additional regulatory capital and subject to the issuance of a leverage commitment by the SBA and other customary procedures. There can be no assurance as to whether or when this application will be approved by the SBA. Availability under the PWB Credit Facility as of March 31, 2017 was $16.3 million based on the stated advance rate of 50% under the borrowing base. Our stockholders will bear directly or indirectly the costs of borrowings under any debt instruments we may enter into.
(7)
Includes our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by OFS Services. See “Management and Other Agreements — Administration Agreement.” These expenses are based on estimated amounts for the current fiscal year.

(8)
Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the 1940 Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the 1940 Act (“Acquired Funds”) in which we invest. We do not currently invest in underlying funds or other investment companies.

(9)
Estimated.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. The expense amounts assume an annual base management fee 1.75% for each year. Transaction expenses are not included in the following example.
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$87	$254	$405	$726
While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Management Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$98	$279	$440	$771
While the examples assume reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date. The market price per share of our common stock may be at, above or below net asset value. See “Distribution Reinvestment Plan” for additional information regarding the dividend reinvestment plan.
The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

SELECTED CONSOLIDATED FINANCIAL DATA
The following selected financial and other data for the years ended December 31, 2016, 2015, and 2014 are derived from our consolidated financial statements that have been audited by BDO USA, LLP, our independent auditors. Selected financial and other data for the year ended December 31, 2013, the period November 8, 2012 through December 31, 2012, and the period January 1, 2012 through November 7, 2012 are derived from our audited consolidated financial statements. The selected financial data and other data for the three months ended March 31, 2017, and 2016 are derived from our unaudited financial statements. Interim results as of and for the three months ended March 31, 2017 are not necessarily indicative of the results that may be expected for the year ending December 31, 2017. The data should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities,” and the consolidated financial statements and related notes included elsewhere herein.
	Post-IPO as a Business Development Company							Pre-IPO Prior to becoming a Business Development Company
	Three Months Ended March 31,		For the Years Ended December 31,				For the Period November 8, 2012 through December 31, 2012	For the Period January 1, 2012 through November 7, 2012	For the Year Ended December 31, 2012(1)
	2017	2016	2016	2015	2014	2013
Statement of Operations Data:
Total investment income	$8,034	$7,843	$31,094	$32,264	$22,820	$17,070	$2,593	$10,839	$13,432
Total expenses	4,694	4,188	16,949	18,853	13,685	11,352	1,932	7,405	9,337
Net investment income	3,340	3,655	14,145	13,411	9,135	5,718	661	3,434	4,095
Net realized gain (loss) on non-control/non-affiliate investments	—	2,566	2,387	(3,033)	199	87	—	(1,112)	(1,112)
Net realized gain on affiliate investment	—	—	17	1,471	28	—	—	—	—
Net realized loss on control investment	—	—	—	—	(3,586)	—	—	—	—
Realized gain from SBIC Acquisitions	—	—	—	—	—	2,742	—	—	—
Net change in unrealized appreciation/depreciation on non-control/non-affiliate investments	(3,041)	(4,092)	(6,042)	5,099	534	367	(222)	161	(61)
Net change in unrealized appreciation/depreciation on affiliate investments	4,024	146	2,684	1,283	1,880	511	(41)	—	(41)
Net change in unrealized depreciation on control investment	543	4	637	—	1,750	(1,750)	—	—	—
Other income prior to becoming a business development company	—	—	—	—	—	—	—	3,113	3,113
Cumulative effect of accounting change	—	—	—	—	—	—	(348)	570	222
Extraordinary gain (loss)	—	—	—	—	—	—	873	(873)	—
Net increase in net assets resulting from operations	4,866	2,279	13,828	18,231	9,940	7,675	923	5,293	6,216
Per share data:
Net asset value	$14.98	$14.82	$14.82	$14.76	$14.24	$14.58	$14.80	N/A	N/A
Net investment income	$0.34	$0.38	1.46	1.39	0.95	0.59	0.07	N/A	N/A
Net realized gain (loss) on non-control/non-affiliate investments	—	0.26	0.25	(0.31)	0.02	0.01	—	N/A	N/A
Net realized gain on affiliate investment	—	—	—	0.14	—	—	—	N/A	N/A

	Post-IPO as a Business Development Company							Pre-IPO Prior to becoming a Business Development Company
	Three Months Ended March 31,		For the Years Ended December 31,				For the Period November 8, 2012 through December 31, 2012	For the Period January 1, 2012 through November 7, 2012	For the Year Ended December 31, 2012(1)
	2017	2016	2016	2015	2014	2013
Net realized loss on control investment	$—	$—	$—	$—	$(0.37)	$—	$—	N/A	N/A
Realized gain from SBIC Acquisitions	—	—	—	—	—	0.29	—	N/A	N/A
Net change in unrealized appreciation/depreciation on non-control/non-affiliate investments	(0.31)	(0.42)	(0.62)	0.53	0.05	0.04	(0.02)	N/A	N/A
Net change in unrealized appreciation/depreciation on affiliate investments	0.41	0.02	0.27	0.13	0.19	0.05	—	N/A	N/A
Net change in unrealized depreciation on control investment	0.06	—	0.07	—	0.18	(0.18)	—	N/A	N/A
Net increase in net assets resulting from operations	0.50	0.24	1.43	1.89	1.03	0.80	0.10	N/A	N/A
Distributions declared(2)	0.34	0.34	1.36	1.36	1.36	1.02	0.17	N/A	N/A
Balance sheet data at period end:
Investments, at fair value	$258,311	$281,627	$281,627	$257,296	$312,234	$237,919	$232,199	N/A	$232,199
Cash and cash equivalents	44,087	17,659	17,659	32,714	12,447	28,569	8,270	N/A	8,270
Restricted cash and cash equivalents	—	—	—	—	—	450	623	N/A	623
Other assets	5,031	5,744	5,744	4,666(3)	11,823(3)	9,106(3)	1618(3)	N/A	1618(3)
Total assets	307,429	305,030	305,030	294,676(3)	336,504(3)	276,044(3)	242,710(3)	N/A	242,710(3)
Debt	154,938	156,343	156,343	146,460(3)	194,935(3)	131,912(3)	96,385(3)	N/A	96,385(3)
Total liabilities	162,042	161,252	161,252	151,664(3)	199,033(3)	135,666(3)	100,911(3)	N/A	100,911(3)
Total net assets	145,387	143,778	143,778	143,012	137,471	140,378	141,799	N/A	141,799
Other data (unaudited):
Weighted average annualized yield on income producing debt investments at cost	12.03%	12.14%	12.08%	11.89%	9.53%	8.35%	N/A	N/A	7.49%
Weighted average annualized yield on income producing debt investments at fair value	N/A	12.34%	12.30%	12.10%	9.56%	8.53%	N/A	N/A	7.64%
Number of portfolio companies at period end	38	36	41	39	62	58	59	N/A	59

(1)
The consolidated statement of operations for the year ended December 31, 2012 included the Company’s Pre-IPO and Post-IPO operations during 2012.

(2)
The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If the tax characteristics of the Company’s distributions paid during 2017 were determined as of March 31, 2017, approximately $0.08 per share of the Company’s distributions represented a return of capital. The return of capital portion of these distributions as of December 31, 2016, 2015, 2014, and 2013 (which includes the period December 8, 2012 to December 31, 2012), was $0.09, $0.23, $0.72, and $0.40.

(3)
On January 1, 2016, we adopted Accounting Standards Update (“ASU”) 2015-03 which requires that debt issuance costs related to a recognized debt liability to be presented on the balance sheet as a direct deduction from the carrying amount of the debt liability rather than as an asset. Adoption of ASU 2015-03 requires the changes to be applied retrospectively.

RATIO OF EARNINGS TO FIXED CHARGES
The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.
	For the Three Months Ended March 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Earnings to Fixed Charges(1)	4.51	3.61	3.52	2.58	2.42	2.16
For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)
Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

RISK FACTORS
Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, and any prospectus supplement accompanying this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face, but they are the principal risks associated with an investment in us. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment. The risk factors described below, together with those set forth in any prospectus supplement accompanying this prospectus, are the principal risk factors associated with an investment in our securities, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.
Risks Related to Our Business and Structure
Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.
The current worldwide financial market situation, as well as various social and political tensions in the U.S. and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the U.S. and worldwide. Since 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In June 2016, the United Kingdom (“U.K.”) held a referendum in which voters approved an exit from the EU (“Brexit”), and, subsequently, on March 29, 2017, the U.K. government began the formal process of leaving the EU. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the U.K. and the EU, and this uncertainty and instability may last indefinitely. In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.
As a result of the 2016 U.S. election, the Republican Party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Wall Street Reform and Consumer Protection Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. The U.S. may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the U.S. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the U.S. Such actions could have a significant adverse effect on our business, financial condition and results of operations. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.
We are dependent upon the OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFS and its affiliates.
We do not have any internal management capacity or employees. We will depend on the diligence, skill and network of business contacts of the OFS senior professionals to achieve our investment objective. Our future success will depend, to a significant extent, on the continued service and coordination of the OFS senior management team, particularly Bilal Rashid, Senior Managing Director and President of OFSC,

Jeffrey Cerny, Senior Managing Director and Treasurer of OFSC and Mark Hauser, Senior Managing Director of OFSC. Each of these individuals is an employee at will of OFSC and, with the exception of Mr. Hauser, is not subject to an employment contract. In addition, we rely on the services of Richard Ressler, Chairman of the executive committee of OFSAM and Chairman of OFS Advisor’s Pre-Allocation Investment Committee, CLO Investment Committee and Middle-Market Investment Committee (the “Middle-Market Investment Committee”, and collectively, the “Advisor Investment Committees”), pursuant to a consulting agreement with Orchard Capital Corporation. The departure of Mr. Ressler or any of the senior managers of OFSC, or of a significant number of its other investment professionals, could have a material adverse effect on our ability to achieve our investment objective.
We expect that OFS Advisor will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that OFS senior professionals will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with OFS and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio or achieve our investment objective. In addition, individuals with whom the OFS senior professionals have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.
OFS Advisor is a subsidiary of OFSAM that has no employees and depends upon access to the investment professionals and other resources of OFS and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. OFS Advisor also depends upon OFS to obtain access to deal flow generated by the professionals of OFS and its affiliates. Under a Staffing Agreement between OFSC, a subsidiary of OFSAM that employs OFS’s personnel, and OFS Advisor, OFSC has agreed to provide OFS Advisor with the resources necessary to fulfill these obligations. The Staffing Agreement provides that OFSC will make available to OFS Advisor experienced investment professionals and access to the senior investment personnel of OFSC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to this Staffing Agreement and cannot assure stockholders that OFSC will fulfill its obligations under the agreement. If OFSC fails to perform, we cannot assure stockholders that OFS Advisor will enforce the Staffing Agreement or that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of OFSC and its affiliates or their information and deal flow.
The investment committees that oversee our investment activities are provided by OFS Advisor under the Investment Advisory Agreement. The loss of any member of the Advisor Investment Committees or of other OFS senior professionals could limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition and results of operation.
Our business model depends to a significant extent upon strong referral relationships with financial institutions, sponsors and investment professionals. Any inability of OFS Advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
We depend upon OFS Advisor to maintain relationships with financial institutions, sponsors and investment professionals, and we will continue to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If OFS Advisor fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of OFS Advisor have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.
Our financial condition and results of operation will depend on our ability to manage our business effectively.
Our ability to achieve our investment objective and grow will depend on our ability to manage our business. This will depend, in turn, on the ability of the Advisor Investment Committees to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon the execution by the Advisor Investment Committees to execute our investment process, their ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. OFS Advisor will have substantial responsibilities under the Investment Advisory Agreement. The OFS Advisor’s senior professionals and other personnel of OFS Advisor’s affiliates, including OFSC, may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.
We have potential conflicts of interest related to obligations that OFS Advisor or its affiliates may have to other clients.
OFS Advisor and its affiliates manage other assets, including those of other BDCs and CLO funds, and may manage other entities in the future, and these other funds and entities may have similar or overlapping investment strategies. Our executive officers, directors and members of the Advisor Investment Committees serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds or other investment vehicles managed by OFS Advisor or its affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders’ best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, OFS Advisor currently serves as the investment adviser to Hancock Park Corporate Income, Inc. (“HPCI”), a non-traded BDC, that invests in senior secured loans of middle-market companies in the United States, similar to those we target for investment, including first-lien, second-lien and unitranche loans as well as subordinated loans and, to a lesser extent, warrants and other equity securities. Therefore, many investment opportunities will satisfy the investment criteria for both HPCI and us. HPCI operates as a distinct and separate entity and any investment in our common stock will not be an investment in HPCI. In addition, our executive officers and certain of our independent directors serve in substantially similar capacities for HPCI. Similarly, OFS Advisor and/or its affiliates may have other clients with, similar, different or competing investment objectives. In serving in these multiple capacities, our executive officers and directors, OFS Advisor and/or its affiliates, and members of the Advisor Investment Committee may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders.
OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Under this allocation policy, if OFS Advisor is actively seeking investments for two or more investment vehicles with similar or overlapping investment strategies, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities under law or in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:
•
investment guidelines and/or restrictions, if any, under law or set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•
risk and return profile of the investment vehicles;

•
suitability/priority of a particular investment for the investment vehicles;

•
if applicable, the targeted position size of the investment for the investment vehicles;

•
level of available cash for investment with respect to the investment vehicles;

•
total amount of funds committed to the investment vehicles; and

•
the age of the investment vehicles and the remaining term of their respective investment periods, if any.

Application of one or more of the factors listed above may result in the allocation of an investment opportunity to HPCI or any other investment vehicle advised by OFS Advisor over us.
OFS Advisor and OFSAM have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between OFS Advisor’s fiduciary obligations to us and its fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and other clients of OFS Advisor. An investment opportunity that is suitable for clients of OFS Advisor may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act.
There can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.
Our independent directors may face conflicts of interest related to their obligations to the affiliated BDC for which they also serve as independent directors.
The independent directors of our board of directors also comprise the independent directors of the board of directors of HPCI, an affiliated BDC that is also managed by OFS Advisor. In their capacities as directors for a BDC board, the independent directors have a duty to make decisions on behalf of that BDC that are in the best interests of that BDC and its stockholders. Accordingly, our independent directors may face conflicts of interest when making a decision on behalf of one BDC that may not be in the best interest of the other BDC. For example, the SEC has granted exemptive relief to us, OFS Advisor, HPCI, and certain other of our affiliates to co-invest in certain transactions that would otherwise be prohibited by the 1940 Act. In accordance with that relief, the independent directors must make certain findings on behalf of each BDC with respect to initial co-investment transactions, including that the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the BDC and its stockholders and do not involve overreaching in respect of the BDC or its stockholders on the part of any of the other participants in the proposed transaction. Under such circumstances, the independent directors may face conflicts of interest when making these determinations on behalf of us and HPCI.
Members of the Advisor Investment Committees, OFS Advisor or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.
OFS senior professionals and members of the Advisor Investment Committees may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us and our stockholders.
To the extent PIK interest and PIK dividends constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.
Our investments may include contractual PIK interest or PIK dividends, which represents contractual interest or dividends added to a loan balance or equity security and due at the end of such loan’s or equity security’s term. To the extent PIK interest and PIK dividends constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash. Such risks include:
•
The higher interest or dividend rates of PIK instruments reflect the payment deferral and increased risk associated with these instruments, and PIK instruments often represent a significantly higher risk than non-PIK instruments.

•
Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

•
PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. PIK income may also create uncertainty about the source of our cash distributions.

•
For accounting purposes, any cash distributions to stockholders representing PIK income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. As a result, despite the fact that a distribution representing PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

•
PIK interest or dividends have the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to OFS Advisor. Similarly, all things being equal, the deferral associated with PIK interest or dividends also decreases the investment principal-to-value ratio at a compounding rate.

We may have additional conflicts related to other arrangements with OFS Advisor or its affiliates.
We have entered into a license agreement with OFSAM under which OFSAM has granted us a non-exclusive, royalty-free license to use the name “OFS.” See “Management and Other Agreements — License Agreement.”. In addition, we rent office space from a subsidiary of OFSAM and pay to that subsidiary our allocable portion of overhead and other expenses incurred in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our officers, including our chief executive officer, chief financial officer, chief compliance officer and chief accounting officer. This will create conflicts of interest that our board of directors must monitor.
The Investment Advisory Agreement with the OFS Advisor and the Administration Agreement with OFS Services were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.
The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to OFS Advisor, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we could choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with OFS Advisor, OFS Services and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.
Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.
BDCs generally are prohibited under the 1940 Act from knowingly participating in certain transactions with their affiliates without the prior approval of their independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which a BDC and one or more of its affiliates engage in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of a BDC’s outstanding voting securities will be considered an affiliate of the BDC for purposes of the 1940 Act, and a BDC generally is prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of the BDC’s independent directors. Additionally, without the approval of the SEC, a BDC is prohibited from engaging in purchases or sales of assets or joint transactions with the BDC’s officers, directors, and employees, and advisor (and its affiliates).
BDCs may, however, invest alongside certain related parties or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, a BDC may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the BDC’s advisor, acting on the BDC’s behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the BDC’s interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit a BDC to invest in any issuer in which the advisor or other affiliates has previously invested.

On October 12, 2016, we received exemptive relief from the SEC to permit us to co-invest in portfolio companies with certain other funds managed by OFS Advisor (“Affiliated Funds”) provided we comply with the Order. Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
When we invest alongside OFSAM and its affiliates or their respective other clients, OFS Advisor will, to the extent consistent with applicable law, regulatory guidance, or the Order, allocate investment opportunities in accordance with its allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:
•
investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•
risk and return profile of the investment vehicles;

•
suitability/priority of a particular investment for the investment vehicles;

•
if applicable, the targeted position size of the investment for the investment vehicles

•
level of available cash for investment with respect to the investment vehicles;

•
total amount of funds committed to the investment vehicles; and

•
the age of the investment vehicles and the remaining term of their respective investment periods, if any.

In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.
SBA regulations limit the outstanding dollar amount of SBA guaranteed debenture funding that may be received by an SBIC or group of SBICs under common control.
SBA regulations currently limit the amount that an SBIC may borrow to up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a leverage commitment from the SBA and has been through an examination by the SBA subsequent to licensing. For two or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $350 million.
We cannot presently predict whether or not we will borrow the maximum permitted amount; if we reach the maximum dollar amount of SBA guaranteed debentures permitted, and thereafter require additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.
Moreover, SBIC I LP’s status as an SBIC does not automatically assure that it will receive SBA guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon whether SBIC I LP is and continues to be in compliance with SBA regulations and policies and whether funding is available. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by SBIC I LP. As of

March 31, 2017, we had fully funded our $75.0 million commitment to SBIC I LP. As of March 31, 2017, SBIC I LP had leverage commitments of approximately $149.9 million from the SBA, and $149.9 million of outstanding SBA-guaranteed debentures, leaving no incremental borrowing capacity under present SBA regulations. In January 2015, we filed an application with the SBA for a second SBIC license, which, if approved, would provide up to $75.0 million in additional SBA debentures for the funding of our future investments upon our contribution of at least $37.5 million in additional regulatory capital and subject to the issuance of a leverage commitment by the SBA and other customary procedures. There can be no assurance as to whether or when this application will be approved by the SBA.
SBIC I LP is subject to SBA regulations.
Our investment strategy includes SBIC I LP, which is regulated by the SBA. On December 4, 2013, we acquired the remaining limited and general partnership interests of SBIC I LP that we did not already own, which resulted in SBIC I LP becoming our wholly-owned subsidiary.
The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of leverage commitments by the SBA and other customary procedures. Prior to becoming our wholly-owned subsidiary, SBIC I LP had received $67.3 million in SBA leverage commitments. In July 2014, we funded the remaining $13.6 million of our $75 million commitment to SBIC I LP. As of March 31, 2017, SBIC I LP had leverage commitments of approximately $149.9 million from the SBA, and $149.9 million of outstanding SBA-guaranteed debentures, leaving no incremental borrowing capacity under present SBA regulations.
Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. If SBIC I LP fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit its ability to make new investments. The SBA, as a creditor, will have a superior claim to SBIC I LP’s assets over SBIC I LP’s limited partners and our stockholders in the event SBIC I LP is liquidated or the SBA exercises its remedies under the SBA debentures issued by SBIC I LP in the event of a default. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because of our ownership interest in SBIC I LP.
The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending, real estate or investing in companies outside of the United States, and providing funds to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates. Compliance with SBIC requirements may cause SBIC I LP to forego attractive investment opportunities that are not permitted under SBA regulations.
SBIC I LP is subject to ongoing regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. In addition, SBIC I LP may also be limited in its ability to make distributions to us if it does not have sufficient accumulated net profit, in accordance with SBA regulations. These requirements may make it more difficult for us to achieve our investment objective.
We finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. We may pledge up to 100% of our assets and may grant a security interest in all of our assets, other than assets held in SBIC I LP and our ownership interest in SBIC I LP and SBIC I GP, under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make dividend payments on our common stock or preferred stock. Our ability to service our debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, because the management fee payable to OFS Advisor is payable based on our total assets (other than cash and cash equivalents and goodwill and intangible assets related to the SBIC Acquisitions but including assets purchased with borrowed amounts and including assets owned by any consolidated entity), OFS Advisor will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management fee payable to OFS Advisor.
As a BDC, generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage ratio for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. As of December 31, 2016, our asset coverage ratio was greater than 1,000%, excluding the debt held by SBIC I LP.
The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.
	Assumed Return on Our Portfolio (Net of Expenses)(1)
	(10)%	(5)%	—%	5%	10%
Corresponding return to common stockholder(2)	(22)%	(13)%	(4)%	5%	14%

(1)
The assumed return is required by SEC regulation, and is not a prediction of and does not represent our projected or actual performance.

(2)
Assumes $258.3 million in investments at fair value, $157.9 million in debt outstanding, $145.4 million in net assets, and and average cost of funds of 3.6%. Assumptions are based on our financial condition and our average cost of funds at March 31, 2017.

Based on our outstanding indebtedness of  $157.9 million as of March 31, 2017 and the average cost of funds of 3.6% as of that date, our investment portfolio must experience an annual return of at least 2.2% to cover interest payments on the outstanding debt.
This example is for illustrative purposes only, and actual interest rates on our borrowings are likely to fluctuate. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Borrowings” for additional information.
Changes in interest rates will affect our cost of capital and net investment income.
To the extent we borrow money or issue preferred stock to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds or pay dividends on preferred stock and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.
A rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to OFS Advisor.
We may enter into reverse repurchase agreements, which are another form of leverage.
We may enter into reverse repurchase agreements as part of our management of our temporary investment portfolio. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, we will be required to repay the loan and correspondingly receive back our collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of us.
Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to purchase. In addition, there is a risk that the market value of the securities retained by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are less than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements transactions, our net asset value would decline, and, in some cases, we may be worse off than if we had not used such instruments.
We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.
Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.
We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.
A number of entities compete with us to make the types of investments that we plan to make. We will compete with public and private funds, other BDCs, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC tax treatment. These characteristics could allow our competitors to consider a wider variety of instruments, establish more relationships and offer better pricing and more flexible structuring than we are able to. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

With respect to the investments we make, we will not seek to compete based primarily on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. We may also compete for investment opportunities with OFSAM and its other affiliates or accounts managed by OFSAM or one of its other affiliates. Although OFS Advisor will allocate opportunities in accordance with its policies and procedures, allocations to such other accounts will reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and our stockholders. Moreover, the performance of investments will not be known at the time of allocation.
We may suffer credit losses.
Investment in middle-market companies is highly speculative and involves a high degree of risk of credit loss, and therefore our securities may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during volatile economic periods, such as the U.S. and many other economies have recently been experiencing.
We will be subject to corporate-level federal income tax if we are unable to maintain our qualification as a RIC.
We have elected to be treated as a RIC under Subchapter M of the Code, but no assurance can be given that we will be able to maintain RIC status. As a RIC, we are not required to pay corporate-level federal income taxes on our income and capital gains distributed (or deemed distributed) to our stockholders. To continue to qualify for tax treatment as a RIC under the Code and to be relieved of federal taxes on income and gains distributed to our stockholders, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. We will be subject, to the extent we use debt financing or preferred stock, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements or preferred stock that could, under certain circumstances, restrict us from making distributions necessary to qualify for tax treatment as a RIC. If we are unable to obtain cash from other sources, we may fail to maintain our qualification for the tax benefits available to RICs and, thus, may be subject to corporate-level federal income tax. To maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to continue to qualify for tax treatment as a RIC for any reason and become subject to corporate-level federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See “Material Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”
Our subsidiaries and portfolio companies may be unable to make distributions to us that will enable us to meet RIC requirements, which could result in the imposition of an entity-level tax.
In order for us to maintain our tax treatment as a RIC and to minimize corporate-level taxes, we are required to distribute on an annual basis substantially all of our taxable income, which includes income from our subsidiaries and portfolio companies. As a substantial portion of our investments are made through SBIC I LP, we are significantly dependent on that entity for cash distributions to enable us to meet the RIC distribution requirements. SBIC I LP may be limited by the Small Business Investment Act of 1958 and SBA regulations governing SBICs from making certain distributions to us that may be necessary to enable us to continue to qualify as a RIC. We may have to request a waiver of the SBA’s restrictions for

SBIC I LP to make certain distributions to maintain our tax treatment as a RIC and we cannot assure stockholders that the SBA will grant such waiver. If our subsidiaries and portfolio companies are unable to make distributions to us, this may result in loss of RIC tax treatment and a consequent imposition of a corporate-level federal income tax on us.
We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.
For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as the accretion of OID. This may arise if we purchase assets at a discount, receive warrants in connection with the making of a loan or in other circumstances, or through contracted PIK interest or dividends (meaning interest or dividends paid in the form of additional principal amount of the loan or equity security instead of in cash), which represents contractual interest or dividends added to the loan balance or equity security and due at the end of the investment term. Such OID, which could be significant relative to our overall investment activities, or increases in loan or equity investment balances as a result of contracted PIK arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.
Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain the tax benefits available to RICs. In such a case, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations and sourcings to meet these distribution requirements. If we sell built-in-gain assets, we may be required to recognize taxable income in respect of the built-in-gain on such assets. In such a case, we would have to distribute all of our taxable gain (including the built-in-gain) in respect of such sale to avoid the imposition of entity-level tax on such gain. If we are not able to obtain such cash from other sources, we may fail to maintain the tax benefits available to RICs and thus be subject to corporate-level income tax. See “Material Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”
We may in the future choose to pay dividends in our own stock, in which case stockholders may be required to pay tax in excess of the cash they receive.
We distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we may need additional capital to finance our growth and such capital may not be available on favorable terms or at all.
We have elected to be taxed for federal income tax purposes as a RIC under Subchapter M of the Code. If we meet certain requirements, including source of income, asset diversification and distribution requirements, and if we continue to qualify as a BDC, we will continue to qualify for tax treatment as RIC under the Code and will not have to pay corporate-level taxes on income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% at the time we issue any debt or preferred stock. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure investors that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue common stock priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.
The PWB Credit Facility contains various covenants and restrictions which, if not complied with, could accelerate our repayment obligations under the credit facility or limit its use, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.
The PWB Credit Facility provides us with a senior secured revolving line of credit of up to $25.0 million, with maximum availability equal to 50% of the aggregate outstanding principal amount of eligible loans included in the borrowing base and otherwise specified in the credit agreement. The PWB Credit Facility is guaranteed by our subsidiary OFS Capital WM, LLC (“OFS Capital WM”) and secured by all of our current and future assets excluding assets held by SBIC I LP and our SBIC I LP and SBIC I GP partnership interests. The PWB Credit Facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, a minimum tangible net asset value, a minimum quarterly net investment income after incentive fees, and a statutory asset coverage test. The PWB Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in any material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change in investment advisor, and the occurrence of a material adverse change in our financial condition. The PWB Credit Facility permits us to fund additional investments as long as we are within the conditions set out in the credit agreement. Our continued compliance with these covenants depends on many factors, some of which are beyond our control, and there are no assurances that we will continue to comply with these covenants. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders. We had $8.0 million outstanding under the PWB Credit Facility as of March 31, 2017. Availability under the PWB Credit Facility as of March 31, 2017 was $16.3 million based on the stated advance rate of 50% under the borrowing base.
Adverse developments in the credit markets may impair our ability to secure debt financing.
During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited routine refinancing and loan modification transactions and even reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. As a result, it may be difficult for us to obtain desired financing to finance the growth of our investments on acceptable economic terms, or at all.

If we are unable to consummate credit facilities on commercially reasonable terms, our liquidity may be reduced significantly. If we are unable to repay amounts outstanding under any facility we may enter into and are declared in default or are unable to renew or refinance any such facility, it would limit our ability to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility of the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.
Terrorist attacks, acts of war or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.
The failure in cybersecurity systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.
The occurrence of a disaster such as a cyberattack, a natural catastrophe, an industrial accident, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.
We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyberattacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.
Third parties with whom we do business may also be sources of cybersecurity or other technological risks. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as customer, counterparty, employee and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above.
Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.
Many of our portfolio investments take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. All of our investments (other than cash and cash equivalents) are classified as Level 3 under Accounting Standards Codification Topic 820, Fair Value Measurement and Disclosures (ASC Topic 820). This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We presently retain the services of two independent service providers to review the valuation of these securities at least annually.
The types of factors that the board of directors takes into account in determining the fair value of our investments generally include, as appropriate, comparison to third-party yield benchmarks and comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.
We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of income as net change in unrealized appreciation or depreciation.
We may experience fluctuations in our quarterly operating results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, distributions from our subsidiaries and portfolio companies, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our, and our portfolio companies’, business, results of operations or financial condition.
We and our portfolio companies are subject to regulation by laws at the U.S. federal, state and local levels, including those that govern BDCs, SBICs, RICs, or non-depository commercial lenders. These laws and regulations, including applicable accounting standards, as well as their interpretation, may change from time to time, and new laws, regulations, accounting standards and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business.
We are also subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. If we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties.
In addition, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy, including making investments in entities such as OFS Capital WM and SBIC I LP, in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and our accounting practices described in this prospectus, and may shift our investment focus from the areas of expertise of OFS Advisor to other types of investments in which OFS Advisor may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of a stockholder’s investment.
Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new or different regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.
The effect of global climate change may impact the operations of our portfolio companies.
There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. In December 2015, the United Nations, of which the U.S. is a member, adopted a climate accord (the “Paris Agreement”) with the long-term goal of limiting global warming and the short-term goal of significantly reducing greenhouse gas emissions. The U.S. subsequently ratified the Paris Agreement, and it entered into force on November 4, 2016. As a result, some of our portfolio companies may become subject to new or strengthened regulations or legislation which could increase their operating costs and/or decrease their revenues.
Proposed legislation may allow us to incur additional leverage.
In prior Congresses, legislation was introduced in the U.S. House of Representatives that was intended to revise certain regulations applicable to BDCs. The legislation provided for (i) increasing the amount of funds BDCs may borrow by reducing asset to debt limitations from 2:1 to 3:2, (ii) permitting BDCs to file registration statements with the U.S. Securities and Exchange Commission that incorporate information from already-filed reports by reference, (iii) utilizing other streamlined registration processes afforded to operating companies, and (iv) allowing BDCs to own investment advisor subsidiaries. There are no assurances as to when the legislation will be introduced or enacted by current Congress, if at all, or, if enacted, what final form the legislation would take. To the extent this or similar legislation was enacted, it might permit us to incur additional leveraging which would subject us to additional risks.
Loss of status as a RIC would reduce our net asset value and distributable income.
We have qualified as a RIC under the Code. As a RIC we do not have to pay federal income taxes on our income (including realized gains) that we distribute to our stockholders, provided that we satisfy certain distribution and other requirements. Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains. If we fail to qualify for RIC status in any year, to the extent that we had unrealized gains, we would have to establish reserves for taxes, which would reduce our net asset value and the amount potentially available for distribution. In addition, if we, as a RIC, were to decide to make a deemed distribution of net realized capital gains and retain the net realized capital gains, we would have to establish appropriate reserves for taxes that we would have to pay on behalf of stockholders. It is possible that establishing reserves for taxes could have a material adverse effect on the value of our common stock. See “Material Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”
Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.
Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. Under Delaware law, we also cannot be dissolved without prior stockholder approval except by judicial action. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the price value of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.
OFS Advisor can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
OFS Advisor has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If OFS Advisor resigns, we may not be able to find a new investment advisor or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the value of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the OFS Advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.
OFS Services can resign from its role as our Administrator under the Administration Agreement, and we may not be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
OFS Services has the right to resign under the Administration Agreement, whether we have found a replacement or not. If OFS Services resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the value of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by OFS Services. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.
We incur significant costs as a result of being a publicly traded company.
As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC.
Efforts to comply with Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our securities.
Under current SEC rules, beginning with our fiscal year ended December 31, 2013, we have been required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. We are required to review our internal control over financial reporting on an annual basis, and evaluate and disclose changes in our internal control over financial reporting on a quarterly and annual basis.

As a result, we expect to continue to incur additional expenses that may negatively impact our financial performance and our ability to make distributions. This process also results in a diversion of management’s time and attention. In the event that we are unable to maintain compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our securities may be adversely affected.
We have identified a material weakness in our internal control over financial reporting and our business and stock price may be adversely affected if we have not adequately addressed the weakness.
Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations.
As a result of our evaluation of our internal control over financial reporting for the year ended December 31, 2016, management identified a material weakness related to design and effectiveness of controls over certain key assumptions and underlying data used in our investment valuations.
The identification of this material weakness did not require a material fourth quarter 2016 adjustment or impact any of our consolidated financial statements for any prior annual or interim periods.
We believe that the audited consolidated financial statements included in this prospectus are accurate. If we cannot produce reliable financial reports, investors could lose confidence in our reported financial information, the market price of our stock could decline significantly, we may be unable to obtain additional financing to operate and expand our business, and our business and financial condition could be harmed.
Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.
The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. While the capital markets have improved, these conditions could deteriorate again in the future. During such market disruptions, we may have difficulty raising debt or equity capital, especially as a result of regulatory constraints.
Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the disruption and volatility, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.
Various social and political tensions in the United States and around the world, including in the Middle East, Eastern Europe and Russia, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, continue to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is also continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. The recent United States and global economic downturn, or a return to the recessionary period in the United States, could adversely impact our investments. We cannot predict the duration of the effects related to these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Various social and political tensions in the United States and around the world, including in the Middle East, Eastern Europe and Russia, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, continue to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is also continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. The recent United States and global economic downturn, or a return to the recessionary period in the United States, could adversely impact our investments. We cannot predict the duration of the effects related to these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.
Risks Related to BDCs
Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital. As a BDC, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.
We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets decline, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.
As of March 31, 2017, we had debt outstanding in the amount of  $157.9 million. Our ability to incur additional debt and remain in compliance with the asset coverage test will be limited. We may seek an additional credit facility to finance investments or for working capital requirements. There can be no assurance that we will be able to obtain such financing on favorable terms or at all. We have received an exemptive order from the SEC to permit us to exclude the debt of SBIC I LP guaranteed by the SBA from our definition of senior securities in our statutory 200% asset coverage ratio under the 1940 Act.
If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in our stockholders’ best interest. Holders of our common stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of our common stock and the rights of holders of shares of preferred stock to receive dividends would be senior to those of holders of shares of our common stock. We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve any such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and our stockholders might experience dilution.

Our ability to invest in public companies may be limited in certain circumstances.
To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our assets, as defined by the 1940 Act, are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment and meets the other specified requirements.
If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to continue to qualify as a BDC or be precluded from investing according to our current business strategy.
As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our assets, as defined by the 1940 Act, are qualifying assets.
We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If a sufficient portion of our assets are not qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition and results of operations
If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end fund, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.
Risks Related to Our Investments
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors.

Our investments in the debt instruments of leveraged portfolio companies may be risky and, due to the significant volatility of such companies, we could lose all or part of our investment in bankruptcy proceedings or otherwise.
Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold due to the significant volatility of such companies. Negative developments may be accompanied by deterioration of the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Such developments may ultimately result in the leveraged companies in which we invest entering into bankruptcy proceedings, which have a number of inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial. In addition, since our mezzanine loans are generally subordinated to senior loans and are generally unsecured, other creditors may rank senior to us in the event of a bankruptcy proceeding.
Our investments in private and middle-market portfolio companies are generally considered lower credit qualify obligations, are risky, and we could lose all or part of our investment.
Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we rely on the ability of OFS Advisor’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. Such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.
Middle-market companies are more likely to be considered lower grade investments, commonly called “junk bonds,” which are either rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment, or may be unrated but determined by the OFS Advisor to be of comparable quality. On average, the debt in which we invest have contractual maturities between four and six years, and typically is not rated by any rating agency. We believe, however, that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.
Lower grade securities or comparable unrated securities are considered predominantly speculative regarding the issuer’s ability to pay interest and principal, and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile and are less liquid than investment grade securities. For these reasons, an investment in our company is subject to the following specific risks: increased price sensitivity to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.
Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and OFS Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.
Investments in equity securities involve a substantial degree of risk.
We have purchased, and may purchase in the future, common stock and other equity securities, including warrants, in various portfolio companies. Although equity securities historically have generated higher average total returns than debt securities over the long term, equity securities may experience more volatility in those returns than debt securities. The equity securities we acquire may fail to appreciate, decline in value or lose all value, and our ability to recover our investment will depend on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution in the event the portfolio company issues additional securities. Investments in preferred securities involve special risks, such as the risk of deferred distributions, illiquidity and limited voting rights.
Our equity ownership in a portfolio company may represent a control investment. Our ability to exit a control investment in a timely manner could result in a realized loss on the investment.
If we obtain a control investment in a portfolio company, our ability to divest ourselves from a debt or equity investment could be restricted due to illiquidity in a private stock, limited trading volume on a public company’s stock, inside information on a company’s performance, insider blackout periods, or other factors that could prohibit us from disposing of the investment as we would if it were not a control investment. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.
We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.
We will at times take a security interest in the available assets of our portfolio companies, including the equity interests of their subsidiaries and, in some cases, the equity interests of our portfolio companies held by their stockholders. In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success or deterioration of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. Additionally, in the case of certain of our investments, we do not have a first lien position on the collateral and may not receive the full value of the collateral upon liquidation. If the underlying collateral value is less than the loan amount, we will suffer a loss.
In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to equitable subordination. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of inter-creditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.
The lack of liquidity in our investments may adversely affect our business.
All of our assets are presently invested in illiquid securities, and a substantial portion of our investments in leveraged companies is subject to legal and other restrictions on resale or is otherwise less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, OFS Advisor, OFSAM or any of its other affiliates have material nonpublic information regarding such portfolio company.
Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:
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a comparison of the portfolio company’s securities to publicly traded securities;

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the enterprise value of a portfolio company;

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the nature and realizable value of any collateral;

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the portfolio company’s ability to make payments and its earnings and discounted cash flow;

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the markets in which the portfolio company does business; and

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changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our valuation. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition and results of operations.
We are a non-diversified management investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
We are classified as a non-diversified management investment company within the meaning of the 1940 Act, which means that we will not be limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.
Although we believe our portfolio is comprised of investments in a number of portfolio companies across a variety of industries, our portfolio is and may in the future be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.
Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.
Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:
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increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;

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exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

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preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements or the desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by OFS Advisor’s allocation policy.
Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.
We generally do not hold controlling equity positions in our portfolio companies. For portfolio companies in which we do not hold a controlling equity interest, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.
Defaults by our portfolio companies will harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.
Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
We have invested a substantial portion of our capital in senior secured, unitranche, second-lien and mezzanine loans issued by our portfolio companies. The portfolio companies may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
Additionally, certain loans that we make to portfolio companies may be secured on a second-priority basis by the same collateral securing first-priority debt of such companies. The senior-secured liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first-priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second-priority liens after payment in full of all obligations secured by the first-priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second-priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, would only have an unsecured claim against the portfolio company’s remaining assets, if any.
The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with more senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:
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the ability to cause the commencement of enforcement proceedings against the collateral;

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the ability to control the conduct of such proceedings;

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the approval of amendments to collateral documents;

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releases of liens on the collateral; and

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waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.
We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.
We make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.
The disposition of our investments may result in contingent liabilities.
A significant portion of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate, or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.
Our base management fee may induce OFS Advisor to cause us to incur leverage.
Our base management fee is payable based upon our total assets, other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity. This fee structure may encourage OFS Advisor to cause us to borrow money to finance additional investments. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor holders of our common stock. Given the subjective nature of the investment decisions made by OFS Advisor on our behalf, our board of directors may not be able to monitor this potential conflict of interest effectively.
Our incentive fee may induce OFS Advisor to make certain investments, including speculative investments.
The incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to OFS Advisor is determined may encourage OFS Advisor to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor our stockholders.
OFS Advisor receives an incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, OFS Advisor may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.
We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to OFS Advisor with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of OFS Advisor as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.
Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.

Our incentive fee structure may create incentives for OFS Advisor that are not fully aligned with the interests of our stockholders.
In the course of our investing activities, we will pay management and incentive fees to OFS Advisor. The base management fee is based on our total assets (other than cash and cash equivalents
We may pay an incentive fee on income we do not receive in cash.
The part of the incentive fee payable to OFS Advisor that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for OFS Advisor to the extent that it may encourage OFS Advisor to favor debt financings that provide for deferred interest, rather than current cash payments of interest. OFS Advisor may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because OFS Advisor is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.
OFS Advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify OFS Advisor against certain liabilities, which may lead OFS Advisor to act in a riskier manner on our behalf than it would when acting for its own account.
Under the Investment Advisory Agreement, OFS Advisor will not assume any responsibility to us other than to render the services called for under that agreement, and it will not be responsible for any action of our board of directors in following or declining to follow OFS Advisor’s advice or recommendations. Under the terms of the Investment Advisory Agreement, OFS Advisor and its affiliates’ respective officers, directors, members, managers, stockholders and employees will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify OFS Advisor and its affiliates’ respective officers, directors, members, managers, stockholders and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead OFS Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.
We may be subject to additional risks if we engage in hedging transactions and/or invest in foreign securities.
The 1940 Act generally requires that 70% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. Our investment strategy does not presently contemplate investments in securities of non-U.S. companies. We expect that these investments would focus on the same debt investments that we make in U.S. middle-market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in securities of emerging market issuers involves many risks, including economic, social, political, financial, tax and security conditions in the emerging market, potential inflationary economic environments, regulation by foreign governments, different accounting standards and political uncertainties. Economic, social, political, financial, tax and security conditions also could negatively affect the value of emerging market companies. These factors could include changes in the emerging market government’s economic and fiscal policies, the possible imposition of, or changes in, currency exchange laws or other laws or restrictions applicable to the emerging market companies or investments in their securities and the possibility of fluctuations in the rate of exchange between currencies.

Engaging in either hedging transactions or investing in foreign securities would entail additional risks to our stockholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price.
While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.
Our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.
The SEC has proposed a new rule under the 1940 Act that would govern the use of derivatives (defined to include any swap, security-based swap, futures contract, forward contract, option or any similar instrument) as well as financial commitment transactions (defined to include reverse repurchase agreements, short sale borrowings and any firm or standby commitment agreement or similar agreement) by BDCs. Under the proposed rule, a BDC would be required to comply with one of two alternative portfolio limitations and manage the risks associated with derivatives transactions and financial commitment transactions by segregating certain assets. Furthermore, a BDC that engages in more than a limited amount of derivatives transactions or that uses complex derivatives would be required to establish a formalized derivatives risk management program. If the SEC adopts this rule in the form proposed, our ability to enter into transactions involving such instruments may be hindered, which could have an adverse effect on our business, financial condition and results of operations.
We may not realize gains from our equity investments.
When we invest in senior secured, unitranche, second-lien and mezzanine loans, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, except as described below, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. In the case of SBIC I LP, our wholly-owned subsidiary, we will not receive direct benefits from the sale of assets in their portfolios. Rather, our return on our investment in such assets will depend on the ability of SBIC I LP’s portfolio to generate cash flow in excess of payments required, as appropriate, to be made to other parties under the terms of the SBA debentures, and distribution, subject to SBA regulation, of the excess to us.

Uncertainty relating to the London Interbank Offered Rate (“LIBOR”) calculation process may adversely affect the value of any portfolio of LIBOR-indexed, floating-rate debt securities.
Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.
Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our potential portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our potential portfolio of LIBOR-indexed, floating-rate debt securities.
Risks Related to Our Securities
There is a risk that stockholders may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.
We have made distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure stockholders that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. Our ability to make distributions may also be affected by our ability to receive distributions from SBIC I LP which is governed by SBA regulations.
When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. A return of capital is a return to stockholders of a portion of their original investment in us rather than income or capital gains. A return of capital reduces the basis that the investor has in the Company’s shares, which may result in an increase in the amount of any taxable gain or a reduction in any deductible loss upon a subsequent sale of such shares. See “Material Federal Income Tax Considerations-Taxation as a RIC.”
The market price of our common stock may fluctuate significantly.
As with any stock, the market price of our common stock will fluctuate with market conditions and other factors. Our common stock is intended for long-term investors and should not be treated as a trading vehicle. Shares of BDCs frequently trade at a discount from their net asset value. The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:
•
significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•
exclusion of our common stock from certain market indices, such as the Russell 2000 Financial Services Index, which could reduce the ability of certain investment funds to own our common stock and put short-term selling pressure on our common stock;

•
changes in regulatory policies or tax guidelines, particularly with respect to RICs, SBICs or BDCs;

•
loss of RIC or BDC status;

•
failure of SBIC I LP to maintain its status as an SBIC;

•
inability to obtain a second SBA license;

•
our origination activity, including the pace of, and competition for, new investment opportunities;

•
changes or perceived changes in earnings or variations in operating results;

•
changes or perceived changes in the value of our portfolio of investments;

•
changes in accounting guidelines governing valuation of our investments;

•
any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•
potential future sales of common stock or debt securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

•
departure of OFS Advisor’s, OFSC’s or any of their affiliates’ key personnel;

•
operating performance of companies comparable to us;

•
general economic trends and other external factors; and

•
loss of a major funding source.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
The shares of our common stock beneficially owned by our principal stockholders are generally available for resale, subject to the provisions of Rule 144 promulgated under the Securities Act. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.
Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation dividing our board of directors into three classes with the term of one class expiring at each annual meeting of stockholders. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.
Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.
If our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. Shares of BDCs, including shares of our common stock, have traded at discounts to their net asset values. As of March 31, 2017, our net asset value per share was $14.98. The daily average closing price of our shares on the Nasdaq Global Select Market for the three months ended March 31, 2017 was $14.52. If our common stock trades below net asset value, the higher the cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.
We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.
There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. If we do not maintain our required asset coverage ratios, we may not be permitted to declare dividends. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.
Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.
The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our tax treatment as a RIC for U.S. federal income tax purposes.
Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.
In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.
In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

The trading market or market value of our publicly issued debt securities may fluctuate.
Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:
•
the time remaining to the maturity of these debt securities;

•
the outstanding principal amount of debt securities with terms identical to these debt securities;

•
the ratings assigned by national statistical ratings agencies;

•
the general economic environment;

•
the supply of debt securities trading in the secondary market, if any;

•
the redemption or repayment features, if any, of these debt securities;

•
the level, direction and volatility of market interest rates generally; and

•
market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.
Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.
If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.
Our credit ratings may not reflect all risks of an investment in our debt securities.
Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:
•
the introduction, withdrawal, success and timing of business initiatives and strategies;

•
changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

•
the relative and absolute investment performance and operations of our investment adviser;

•
the impact of increased competition;

•
the impact of future acquisitions and divestitures;

•
the unfavorable resolution of legal proceedings;

•
our business prospects and the prospects of our portfolio companies;

•
the impact, extent and timing of technological changes and the adequacy of intellectual property protection;

•
the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or OFS Advisors;

•
the ability of OFS Advisors to identify suitable investments for us and to monitor and administer our investments;

•
our contractual arrangements and relationships with third parties;

•
any future financings by us, including a second SBIC license;

•
the ability of OFS Advisors to attract and retain highly talented professionals;

•
fluctuations in foreign currency exchange rates; and

•
the impact of changes to tax legislation and, generally, our tax position.

This prospectus and any prospectus supplement, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act or Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS
We intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in debt and equity securities, repayment of any outstanding indebtedness, acquisitions and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.
We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within twelve months, but in no event longer than two years, depending on the availability of attractive opportunities and market conditions. However, there can be no assurance that we will be able to achieve this goal.
Pending such uses and investments, we will invest the remaining net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock began trading on November 8, 2012 on The Nasdaq Global Market under the symbol “OFS”. Effective January 2, 2014, our common stock was included in the Nasdaq Global Select Market. The following table lists the high and low closing sale price for our common stock, net asset value per share, and the cash distributions per share that we have declared on our common stock for each fiscal quarter during the last two most recently completed fiscal years. The stock quotations are inter-dealer quotations and do not include markups, markdowns or commissions.
Period	NAV Per Share(1)	Price Range		Premium (Discount) of High Sales Price to NAV	Premium (Discount) of Low Sales Price to NAV	Cash Distribution per Share(2)
		High	Low
Fiscal 2017
Second Quarter(3)	*	$14.58	$13.50	*	*	$0.34
First Quarter	14.98	$15.24	$13.55	1.7%	(9.5)%	$0.34
Fiscal 2016
Fourth Quarter	$14.82	$14.09	$12.25	(4.9)%	(17.3)%	$0.34
Third Quarter	$14.67	$14.25	$12.78	(2.9)%	(12.9)%	$0.34
Second Quarter	$14.76	$13.75	$11.83	(6.8)%	(19.9)%	$0.34
First Quarter	$14.65	$13.07	$9.98	(10.8)%	(31.9)%	$0.34
Fiscal 2015
Fourth Quarter	$14.76	$11.72	$10.11	(20.6)%	(31.5)%	$0.34
Third Quarter	$14.46	$12.17	$10.00	(15.8)%	(30.8)%	$0.34
Second Quarter	$14.66	$12.50	$11.75	(14.7)%	(19.8)%	$0.34
First Quarter	$14.24	$12.44	$11.20	(12.6)%	(21.3)%	$0.34

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)
The distribution during the second quarter of fiscal 2017 was declared by the Company’s Board of Directors on May 2, 2017, payable on June 30, 2017, to stockholders of record as of June 16, 2017. The determination of the tax attributes of distributions is made annually as of the end of each fiscal year based upon taxable income for the full year and distributions paid for the full year. If the tax characteristics of the Company’s distributions paid during 2017 were determined as of March 31, 2017, approximately $0.08 per share of the Company’s distributions would have represented a return of capital. The return of capital portion of these distributions as of December 31, 2016, 2015, 2014, and 2013 (which includes the period December 8, 2012 to December 31, 2012), was $0.09, $0.23, $0.72, and $0.40.

(3)
Period from April 1, 2017 through June 13, 2017.

*
Not determinable at the time of filing.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information contained in this section should be read in conjunction with the Selected Consolidated Financial Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere herein.
Defined Terms
We have used “we,” “us,” “our”, “our company”, and “the Company” to refer to OFS Capital Corporation in this section and in our unaudited financial statements contained in this prospectus. We also have used several other terms in this section and in our unaudited financial statements, which are explained or defined below:
1940 Act	Investment Company Act of 1940, as amended
Administration Agreement	Administration agreement between the Company and OFS Services
Annual Distribution Requirement	Distributions to our stockholders, for each taxable year, of at least 90% of our ICTI
ASC	Accounting Standards Codification, as issued by the FASB
ASC Topic 820	ASC Topic 820, “Fair Value Measurements and Disclosures”
ASU	Accounting Standards Updates, as issued by the FASB
BDC	Business Development Company under the 1940 Act
BLA	Business Loan Agreement, as amended, with Pacific Western Bank, as lender, which provides the Company with a senior secured revolving credit facility
Board	The Company’s board of directors
Code	Subchapter M of the Internal Revenue Code of 1986, as amended
DRIP	Distribution reinvestment plan
EBITDA	Earnings before interest, taxes, depreciation, and amortization
FASB	Financial Accounting Standards Board
FDIC	Federal Deposit Insurance Corporation
GAAP	Accounting principles generally accepted in the United States
HPCI	Hancock Park Corporate Income, Inc., a non-traded BDC with an investment strategy similar to the Company for whom OFS Advisor serves as investment adviser
ICTI	Investment company taxable income, which is generally net ordinary income plus net short-term capital gains in excess of net long-term capital losses
Investment Advisory Agreement	Investment advisory agreement between the Company and OFS Advisor
LIBOR	London Interbank Offered Rate
OFS Advisor	OFS Capital Management, LLC, a wholly-owned subsidiary of OFSAM and registered investment advisor under the 1940 Act
OFS Capital WM, LLC	OFS Capital WM, a wholly-owned investment company subsidiary
OFS Services	OFS Capital Services, LLC, a wholly-owned subsidiary of OFSAM and affiliate of OFS Advisor

OFSAM	Orchard First Source Asset Management, LLC, an established investment platform focused on meeting the capital needs of middle-market companies
PWB Credit Facility	Senior secured revolving credit facility between the Company and Pacific Western Bank, as lender.
RIC	Regulated investment company under the Code
RMR	Recurring monthly revenue
SBA	U.S. Small Business Administration
SBIC	A fund licensed under the SBA small business investment company program
SBIC Acquisition	The Company’s acquisition of the remaining ownership interests in SBIC I LP and SBIC I GP, LLC on December 4, 2013
SBA Act	Small Business Investment Act of 1958
SBIC I LP	OFS SBIC I, LP, a wholly-owned SBIC subsidiary of the Company
SEC	U.S. Securities and Exchange Commission
Overview
We are an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act. Our investment activities are managed by OFS Advisor; and OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. In exchange for these services we pay OFS Advisor a base management fee and an incentive fee and we pay OFS Services an administration fee. The base management fee, incentive fee, and the administration fee represents a substantial portion of our total expenses.
Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments in middle-market companies in the United States. We believe that these middle-market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have historically constituted the vast bulk of our portfolio companies since inception, and as of March 31, 2017. We believe that this market segment will continue to produce significant investment opportunities for us.
Our investment strategy includes SBIC I LP, a licensee under the SBA’s SBIC program. The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA leverage funding is subject to SBIC I LP’s payment of certain fees to the SBA, and the ability of SBIC I LP to draw on the leverage commitment is subject to its compliance with SBA regulations and policies, including an audit by the SBA. On a stand-alone basis, SBIC I LP held approximately $251.3 million and $247.5 million in assets at March 31, 2017 and December 31, 2016, respectively, which accounted for approximately 82% and 81% of our total consolidated assets, respectively.
We generate revenue in the form of interest income on debt investments, capital gains, and dividend income from our equity investments. Our debt investments typically have a term of three to eight years and bear interest at fixed and floating rates. As of March 31, 2017, floating rate and fixed rate loans comprised 67% and 33%, respectively, of our current debt investment portfolio at fair value; however, in accordance with our investment strategy, we expect that over time the proportion of fixed rate loans will continue to increase. We expect to make quarterly distributions, such that we distribute substantially all of our ICTI. In addition, although we intend to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.
Further, we have elected to be taxed as a RIC under the Code. As a RIC, we are not required to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our ICTI. We are required to recognize ICTI in circumstances in which we have not received a corresponding payment in cash. For example, we hold debt obligations that are treated under applicable tax rules as issued with OID and debt instruments with PIK interest, and we must include in ICTI each year the portion of the OID and PIK interest that accrues for that year (as it accrues over the life of the obligation), irrespective of the fact the cash representing such income is received by us in that taxable year. The continued recognition of non-cash ICTI may cause difficulty in meeting the Annual Distribution Requirement. We may be required to sell investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities to meet this requirement. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to 50% of our asset base). We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock.
The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the BDC to do so. On October 12, 2016, we received exemptive relief from the SEC to permit us to co-invest in portfolio companies with certain other funds managed by OFS Advisor (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
Critical Accounting Policies and Significant Estimates
The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. Critical accounting policies are those that require management to make subjective or complex judgments about the effect of matters that are inherently uncertain and may change in subsequent periods. Changes that may be required in the underlying assumptions or estimates in these areas could have a material impact on our current and future financial condition and results of operations.
Our critical accounting policies and estimates are those relating to revenue recognition and fair value estimates. Management has discussed the development and selection of each critical accounting policy and estimate with the Audit Committee of the board of directors. For a descriptions of our revenue recognition and fair value policies, see Note 2 to our March 31, 2017 consolidated financial statements included in this prospectus.
Revenue recognition.   Our investment activities frequently involve the acquisition of multiple financial instruments or rights either in an initial transaction, or in subsequent or “follow-on” transactions, including amendments to existing securities. These financial instruments can include loans, preferred and common stock, warrants, or membership interests in limited liability companies. Acquired rights can include fixed or variable fees that can be either guaranteed or contingent upon operating performance of the underlying portfolio companies. Moreover, these fees may be payable in cash or additional securities. (Acquired rights and financial instruments together, “Instruments”.)

The revenue recognized on these Instruments is a function of the fee or other consideration allocated to them, including amounts allocated to capital structuring fees, at the time of acquisition. Additionally, subsequent amendments to these Instruments can involve both
•
a determination as to whether the amendment is

◦
of such significance to deem it the consummation of the initial investment transaction and the acquisition of new Instruments (i.e., a “significant modification”), or

◦
a modification of those Instruments to be recognized over their remaining lives, and

•
an additional allocation of consideration among newly acquired Instruments.

These allocations are generally based on the relative fair value of the Instruments at the time of the transaction, a process involving fair value estimates which is also a critical accounting policy and significant estimate. Moreover, these allocations and determinations can differ between GAAP and federal income tax bases. Once determined, these allocations directly effect the discount/premium and yield on debt securities, the cost and net gains/losses on equity securities, and capital structuring fees recognized in the statements of operations; and ICTI. These allocations require an understanding of the terms and conditions of the underlying agreements and requires significant management judgment. The table below presents the impact to the initial cost bases of allocated consideration to acquired Instruments for the three months ended March 31, 2017, and 2016, and for the years ended December 31, 2016, 2015, and 2014 (in thousands):
	Three Months Ended March 31,		Year Ended December 31,
	2017	2016	2016	2015	2014
Loans:
Net Loan Fees(1) (excluding equity securities and cash amendment fees)	$(48)	$(640)	$(983)	$(922)	$(974)
Equity securities (including performance-contingent fees)	—	(505)	(822)	—	(1,101)
Equity securities (including performance-contingent fees)	—	505	822	—	1,101
Capital structuring fees	—	(14)	369	653	775

(1)
Loan origination fees, OID, market discount or premium, and loan amendment fees.

Fair value estimates.   As of March 31, 2017, approximately 84% of our total assets were carried on the consolidated balance sheets at fair value. As discussed more fully in Note 2 of our March 31, 2017 consolidated financial statements included in this prospectus, GAAP requires us to categorize financial assets and liabilities carried at fair value according to a three-level valuation hierarchy. The hierarchy gives the highest priority to quoted, active market prices for identical assets and liabilities (Level 1) and the lowest priority to valuation techniques that require significant management judgment because one or more of the significant inputs are unobservable in the market place (Level 3). All of our assets carried at fair value are classified as Level 3; we typically do not hold equity securities or other instruments that are actively traded on an exchange.
As described in Note 6 of our March 31, 2017 consolidated financial statements included in this prospectus, we follow a process, under the supervision and review of the Board, to determine these unobservable inputs used to calculate the fair values of our investments. The most significant unobservable inputs in these fair value measurements are the discount rates, EBITDA/RMR multiples and projected cash flows contractually due from the investment.
We consider a variety of factors in our determination of the discount rate to be applied to an investment including, among other things, investment type, LIBOR swap rate, indicative yields from independent third-party sources and the yield on our investment relative to indicative yields at the time of our investment (initial and subsequent investments) in the portfolio company.
We also consider a variety of factors in our determination of the EBITDA/RMR multiple to be applied to an investment including, among other things, the actual EBITDA/RMR multiple for the last arms-length transaction, the ratio of the portfolio company’s EBITDA/RMR multiple to the average of

EBITDA/RMR multiples on comparable public companies (“Comparable Multiples”), and the change in Comparable Multiples and the financial performance of the underlying comparable public companies relative to the financial performance of the portfolio company.
For both the discount rate and the EBITDA/RMR multiple we also consider developments at the portfolio company since our investment including, but not limited to, trends in the portfolio company’s earnings and leverage multiple, and input from our independent third-party valuation firms. This process typically results in a single selected discount rate and/or EBITDA/RMR multiple for each investment.
The following table illustrates the sensitivity of our fair value measures to reasonably likely changes to the estimated discount rate and EBITDA/RMR multiple inputs used in our debt and equity investment valuations at March 31, 2017 (dollar amounts in thousands):
Valuation Method/Investment Type	Fair Value at March 31, 2017	Weighted average discount rate at March 31, 2017	Discount rate sensitivity		EBITDA/RMR multiple sensitivity
			-10% Weighted average	+10% Weighted average	+0.5x	-0.5x
Discounted cash flow
Debt investments:
Senior Secured	$137,683	12.23%	$140,304	$134,355	N/A	N/A
Subordinated	46,582	14.72%	47,890	44,843	N/A	N/A
Enterprise value
Debt investments:
Senior Secured	$17,492	7.25x (EBITDA)/ 40.00x (RMR)	N/A	N/A	$18,733	$16,251
Subordinated	$4,685	8.62x (EBITDA)	N/A	N/A	$5,323	$4,046
Equity investments:
Preferred equity	$27,093	7.64x (EBITDA)/ 40.00x (RMR)	N/A	N/A	$29,322	$25,134
Common equity and warrants	$13,891	6.08x (EBITDA)	N/A	N/A	$15,769	$11,763
The table above presents the impact to our debt and equity investment fair value accounting measures by uniformly modifying our discount rate and EBITDA/RMR valuation inputs, as applicable. This discount rate sensitivity measures included in the table do not present the estimated effect of hypothetical changes in actual, observed interest rates, which would affect the cash flows from many of the underlying investments as they are indexed to LIBOR or the Prime Rate of interest, the operating environment of many of our portfolio companies, and other factors, as well as our estimates of the discount rate valuation input. The effect of hypothetical changes in actual, observed interest rates on our fair value measures is not subject to reasonable estimation.
Related Party Transactions
We have entered into a number of business relationships with affiliated or related parties, including the following:
•
We entered into the Investment Advisory Agreement with OFS Advisor to manage our operating and investment activities. Under the Investment Advisory Agreement we have agreed to pay OFS Advisor an annual base management fee based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) as well as an incentive fee based on our investment performance. See “Management and Other Agreements” and Note 4 to our March 31, 2017 consolidated financial statements included in this prospectus.

•
We entered into the Administration Agreement with OFS Capital Services, an affiliate of OFS Advisor, to provide us with the office facilities and administrative services necessary to conduct our operations. See “Management and Other Agreements” and Note 4 to our March 31, 2017 consolidated financial statements included in this prospectus.

•
We have entered into a license agreement with OFSAM, the parent company of OFS Advisor, under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.” Under this agreement, we have a right to use the “OFS” name for so long as OFS Advisor or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “OFS” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with OFS Advisor is in effect.

OFS Advisor’s services under the Investment Advisory Agreement are not exclusive to us and OFS Advisor is free to furnish similar services to other entities, including other BDCs affiliated with OFS Advisor, so long as its services to us are not impaired. OFS Advisor also serves as the investment adviser to CLO funds and other assets, including Hancock Park Corporate Income, Inc., a non-traded BDC with an investment strategy similar to the Company.
Portfolio Composition and Investment Activity
Portfolio Composition
As of March 31, 2017, the fair value of our debt investment portfolio totaled $217.3 million in 36 portfolio companies, of which 76% and 24% were senior secured loans and subordinated loans, respectively, and approximately $41.0 million in equity investments, at fair value, in 17 portfolio companies in which we also held debt investments and two portfolio companies in which we solely held an equity investment. We had unfunded commitments of  $2.1 million to three portfolio companies at March 31, 2017. Set forth in the tables and charts below is selected information with respect to our portfolio as of March 31, 2017, and December 31, 2016.
The following table summarizes the composition of our investment portfolio as of March 31, 2017, and December 31, 2016 (dollar amounts in thousands):
	March 31, 2017		December 31, 2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Senior secured debt investments(1)	$169,010	$166,060	$182,315	$180,955
Subordinated debt investments	54,671	51,267	66,591	63,410
Preferred equity	23,676	27,093	23,293	23,721
Common equity and warrants	7,108	13,891	7,108	13,541
	$254,465	$258,311	$279,307	$281,627
Total number of portfolio companies	38	38	41	41

(1)
Includes debt investments in which we have entered into a contractual arrangement with co-lenders whereby, subject to certain conditions, we have agreed to receive our principal payments after the repayment of certain co-lenders pursuant to a payment waterfall. The aggregate amortized cost and fair value of these investments was $14,210 and $14,250 at March 31, 2017, respectively, and $28,945 and $29,276, at December 31, 2016, respectively.

The following table shows the portfolio composition by geographic region at amortized cost and fair value and as a percentage of total investments; the geographic composition is determined by the location of the portfolio companies’ corporate headquarters (dollar amounts in thousands):
	Amortized Cost				Fair Value
	March 31, 2017		December 31, 2016		March 31, 2017		December 31, 2016
South – US	$118,140	46.4%	$120,005	42.9%	$125,578	48.6%	$122,511	43.5%
Northeast – US	77,194	30.4	85,693	30.7	66,440	25.7	78,186	27.8
West – US	44,623	17.5	59,120	21.2	47,251	18.3	61,219	21.7
Midwest – US	10,581	4.2	10,566	3.8	15,117	5.9	15,788	5.6
Canada	3,927	1.5	3,923	1.4	3,925	1.5	3,923	1.4
Total	$254,465	100.0%	$279,307	100.0%	$258,311	100.0%	$281,627	100.0%

As of March 31, 2017, our investment portfolio’s three largest industries by fair value, were (1) Administrative and Support and Waste Management Remediation Services, (2) Manufacturing, and (3) Professional, Scientific, and Technical Services, totaling approximately 52.2% of the investment portfolio. For a full summary of our investment portfolio by industry, see Note 5 to our March 31, 2017 consolidated financial statements included in this prospectus.
The following table presents our debt investment portfolio by investment size as of March 31, 2017, and December 31, 2016 (dollar amounts in thousands):
	Amortized Cost				Fair Value
	March 31, 2017		December 31, 2016		March 31, 2017		December 31, 2016
Up to $4,000	$29,472	13.1%	$34,547	13.9%	$32,882	15.1%	$41,419	17.0%
$4,001 to $7,000	62,209	27.8	57,996	23.3	53,746	24.7	55,342	22.6
$7,001 to $10,000	78,627	35.2	78,446	31.5	78,274	36.0	80,735	33.0
$10,001 to $13,000	24,594	11.0	34,549	13.9	38,175	17.6	37,593	15.4
Greater than $13,000	28,779	12.9	43,368	17.4	14,250	6.6	29,276	12.0
Total	$223,681	100.0%	$248,906	100.0%	$217,327	100.0%	$244,365	100.0%

The following table displays the composition of our performing debt investment portfolio by weighted average yield as of March 31, 2017, and December 31, 2016:
	March 31, 2017			December 31, 2016
Weighted Average Yield	Senior Secured Debt	Subordinated Debt	Total Debt	Senior Secured Debt	Subordinated Debt	Total Debt
Less than 8%	7.7%	13.9%	9.4%	8.7%	11.4%	9.5%
8% – 10%	9.1	—	6.9	7.7	—	5.6
10% – 12%	39.6	10.9	32.6	32.6	11.9	27.0
12% – 14%	25.3	46.3	30.4	30.9	58.1	38.2
Greater than 14%	18.3	28.9	20.9	20.1	18.6	19.7
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Weighted average yield	11.90%	12.43%	12.03%	11.95%	12.44%	12.08%
The weighted average yield on our performing debt investments is computed as (a) the annual stated accruing interest on our debt investments at the balance sheet date, plus the annualized accretion of Net Loan Fees divided by (b) amortized cost of our debt investments, excluding assets on non-accrual basis as of the balance sheet date. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our fees and expenses. There can be no assurance that the weighted average yield will remain at its current level.

As of March 31, 2017, and December 31, 2016, floating rate loans at fair value were 67% and 66% of our debt investment portfolio, respectively, and fixed rate loans at fair value were 33% and 34% of our debt investment portfolio, respectively.
Investment Activity
The following is a summary of our investment activity for the three months ended March 31, 2017 and 2016 (in millions).
	Three Months Ended March 31, 2017		Three Months Ended March 31, 2016
	Debt Investments	Equity Investments	Debt Investments	Equity Investments
Investments in new portfolio companies	$—	$—	$—	$—
Investments in existing portfolio companies
Follow-on investments	5.6	—	3.2(1)	—
Refinanced investments	—	—	3.3	—
Delayed draw funding	0.5	—	—	—
Total investments in existing portfolio companies	6.1	—	6.5	—
Total investments in new and existing portfolio companies	$6.1	$—	$6.5	$—
Number of new portfolio company investments	—	—	—	—
Number of existing portfolio company investments	5	—	2	—
Proceeds/distributions from principal payments/equity investments	$32.0	$—	$15.9	$—
Proceeds from investments sold or redeemed	—	—	—	2.1
Total proceeds from principal payments, equity distributions and investments sold	$32.0	$—	$15.9	$2.1

(1)
Received LLC membership interest in connection with a follow-on debt investment in an existing portfolio company valued at $0.3 million.

During the three months ended March 31, 2016, we converted a $1.8 million portion of a subordinated debt investment with a principal amount of  $1.8 million into equity units and warrants valued at $1.8 million. In addition, we received equity in a portfolio company as consideration for an amendment to a senior secured debt investment in the same portfolio company with a fair value of  $0.2 million.
The following is a summary of our investment activity for the years ended December 31, 2016 and 2015 (dollar amounts in millions):
	Year Ended December 31, 2016		Year Ended December 31, 2015
	Debt Investments	Equity Investments	Debt Investments	Equity Investments
Investments in new portfolio companies	$48.7	$0.7	$66.6	$12.1
Investments in existing portfolio companies:
Follow-on investments	13.9	0.8	7.2	—
Refinanced investments	3.2	—	37.9	—
Delayed draw funding	0.9	—	0.2	—
Total investments in existing portfolio companies	18.0	0.8	45.3	—
Total investments in new and existing portfolio companies	$66.7	$1.5	$111.9	$12.1
Number of new portfolio company investments	8	1	12	2
Number of existing portfolio company investments	10	1	6	—
Proceeds/distributions from principal payments/equity investments	$41.4	$—	$96.1	$0.2
Proceeds from investments sold or redeemed(1)	2.8	2.5	93.3	5.6
Total proceeds from principal payments, equity distributions and investments sold	$44.2	$2.5	$189.4	$5.8

(1)
The year ended December 31, 2015 includes $7.2 of proceeds pertaining to a debt investment we sold in December 2014 and $67.3 of proceeds pertaining to the WM Asset Sale.

During the year ended December 31, 2016, we converted $1.8 million in principal of a subordinated debt investment into preferred equity units and warrants valued at $1.8 million, converted $0.3 million in principal of a senior secured debt investment into preferred equity units valued at $0.3 million, and converted $0.8 million in principal of a subordinated debt investment into a senior secured debt investment in the same portfolio company. In addition, we amended a senior secured debt investment for which it received preferred equity units in the same portfolio company valued at $0.2 million and received additional preferred equity units with nominal value in connection with a $1.3 million follow on investment in the same portfolio company.
Our level of investment activity may vary substantially from period to period depending on various factors, including, but not limited to, the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.
We categorize debt investments into seven risk categories based on relevant information about the ability of borrowers to service their debt. For additional information regarding our risk categories, see “The Company-Portfolio Review/Risk Monitoring.” The following table shows the classification of our debt investments portfolio by credit risk rating as of March 31, 2017, and December 31, 2016 (dollar amounts in thousands):
	March 31, 2017		December 31, 2016
Risk Category	Debt Investments, at Fair Value	% of Debt Investments	Debt Investments, at Fair Value	% of Debt Investments
1 (Low Risk)	$—	—%	$—	—%
2 (Below Average Risk)	3,772	1.7	3,810	1.6
3 (Average)	175,760	80.9	192,078	78.6
4 (Special Mention)	28,475	13.1	43,084	17.6
5 (Substandard)	9,320	4.3	5,393	2.2
6 (Doubtful)	—	—	—	—
7 (Loss)	—	—	—	—
	$217,327	100.0%	$244,365	100.0%

During the three months ended March 31, 2017, we reclassified one debt investments from risk category 3 to risk category 5 with a fair value of  $6.3 million at December 31, 2016, primarily due to a degradation in the underlying businesses of the portfolio company. In addition, we reclassified two debt investment from risk category 4 to risk category 3, with an aggregate fair value at December 31, 2016 of $13.9 million. All other year changes in distribution of our debt investments across risk categories, were a result of new debt investments, the receipt of amortization payments on existing debt investments, repayment of certain debt investments in full, changes in the fair value of our existing debt investments within the categories, and other investment activity.
Non-Accrual Loans and Discontinued PIK Dividend Accruals
At March 31, 2017 and December 31, 2016 we had one loan (Community Intervention Services, Inc., risk category 5) designated non-accrual with respect to PIK interest and Net Loan Fees with an amortized cost of  $7.6 million and $7.6 million, respectively, and a fair value of  $4.7 million and $5.4 million, respectively. At March 31, 2017 and December 31, 2016, we had one preferred equity security (Master Cutlery, LLC), with an amortized cost of  $3,483 and $3,483. respectively, and a fair value of  $70 and $954, respectively, for which we discontinued the PIK dividend accrual.

Results of Operations
Key Financial Measures
The following is a discussion of the key financial measures that management employs in reviewing the performance of our operations.
Total Investment Income.   We generate revenue in the form of interest income on debt investments, capital gains, and dividend income from our equity investments. Our debt investments typically have a term of three to eight years and bear interest at fixed and floating rates. As of March 31, 2017, floating rate and fixed rate loans comprised 67% and 33%, respectively, of our current debt investment portfolio at fair value; however, in accordance with our investment strategy, we expect that over time the proportion of fixed rate loans will continue to increase. In some cases, our investments provide for deferred interest or dividend payments, PIK interest, or PIK dividends (meaning interest or dividends paid in the form of additional principal amount of the loan or equity security instead of in cash). In addition, we may generate total investment income in the form of commitment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, OID, market discount or premium, and loan amendment fees are capitalized, and accreted or amortized over the life of the loan as interest income. When we receive principal payments on a loan in an amount that exceeds its amortized cost, we will also recognize the excess principal payment as income in the period it is received.
Expenses.   Our primary operating expenses include interest expense due under our outstanding borrowings, the payment of fees to OFS Advisor under the Investment Advisory Agreement, our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below. Additionally, we will pay interest expense on any outstanding debt under any new credit facility or other debt instrument we may enter into. We will bear all other out-of-pocket costs and expenses of our operations and transactions, whether incurred by us directly or on our behalf by a third party, including:
•
the cost of calculating our net asset value, including the cost of any third-party valuation services;

•
the cost of effecting sales and repurchases of shares of our common stock and other securities;

•
fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•
transfer agent and custodial fees;

•
out-of-pocket fees and expenses associated with marketing efforts;

•
federal and state registration fees and any stock exchange listing fees;

•
U.S. federal, state and local taxes;

•
independent directors’ fees and expenses;

•
brokerage commissions;

•
fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•
direct costs, such as printing, mailing and long-distance telephone;

•
fees and expenses associated with independent audits and outside legal costs;

•
costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

•
other expenses incurred by either OFS Services or us in connection with administering our business.

Net Gain (Loss) on Investments.   Net gain (loss) on investments consists of the sum of: (a) realized gains and losses from the sale of debt or equity securities, or the redemption of equity securities; and (b) changes in net unrealized appreciation/depreciation on debt and equity investments. In the period in which a realized gain or loss is recognized, such gain or loss will generally be offset by the reversal of previously recognized unrealized appreciation or depreciation, and the net gain recognized in that period will generally be smaller. The unrealized appreciation or depreciation on debt securities is also reversed when those investments are redeemed or paid off prior to maturity. In such instances, the reversal on unrealized appreciation or depreciation will be reported as a net loss or gain, respectively, and may be partially offset by the acceleration of any premium or discount on the debt security in interest income and any prepayment fees on the debt security in fee income.
We do not believe that our historical operating performance is necessarily indicative of our future results of operations that we expect to report in future periods. We are primarily focused on investments in middle-market companies in the United States, including debt investments and, to a lesser extent, equity investments, including warrants and other minority equity securities, which differs to some degree from our historical investment concentration, in senior secured loans to middle-market companies in the United States. Moreover, as a BDC and a RIC, we will also be subject to certain constraints on our operations, including, but not limited to, limitations imposed by the 1940 Act and the Code. In addition, SBIC I L.P. is subject to regulation and oversight by they SBA. For the reasons described above, the results of operations described below may not necessarily be indicative of the results we expect to report in future periods.
Net increase in net assets resulting from operations can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, annual comparisons of net increase in net assets resulting from operations may not be meaningful.
Comparison of three months ended March 31, 2017, and 2016
Consolidated operating results for the three months ended March 31, 2017 and 2016, are as follows (in thousands):
	Three Months Ended March 31,
	2017	2016
Investment income
Interest income:
Cash interest income	6,615	6,089
Net Loan Fee amortization	341	366
PIK interest income	314	292
Other interest income	11	16
Total interest income	7,281	6,763
Dividend income:
Preferred equity cash dividends	33	213
Preferred equity PIK dividends	383	301
Common equity dividends	90	43
Total dividend income	506	557
Fee income:
Management, valuation, and other	42	38
Prepayment, structuruing, and other fees	205	485
Total fee income	247	523
Total investment income	8,034	7,843
Total expenses	4,694	4,188
Net investment income	3,340	3,655
Net gain (loss) on investments	1,526	(1,376)
Net increase in net assets resulting from operations	$4,866	$2,279

Interest income by debt investment type for the three months ended March 31, 2017 and 2016, is summarized below (in thousands):
	Three Months Ended March 31,
	2017	2016
Interest income:
Senior secured debt investments	$5,380	$4,501
Subordinated debt investments	1,901	2,262
Total interest income	7,281	6,763
Interest income increased by $0.5 million for the three months ended March 31, 2017 compared to the three months ended March 31, 2016. The increase was primarily due to a $0.6 million increase caused by a 10% increase in the average outstanding loan balance, offset by a $0.1 million decrease caused by a 1% decrease in our weighted average yield in our portfolio for the three months ended March 31, 2017. Acceleration of Net Loan Fees of  $0.1 million and $0.1 million were included in interest income for the three months ended March 31, 2017 and 2016, respectively.
Fee income decreased by $0.3 million for the three months ended March 31, 2017 compared to the three months ended March 31, 2016, primarily due to a decrease in prepayment fees. We recorded prepayment fees of  $0.2 million resulting from $16.9 million of unscheduled principal payments during the three months ended March 31, 2017 compared to prepayment fees of  $0.5 million resulting from $11.5 million of unscheduled principal payments we recorded during the three months ended March 31, 2016.
Expenses
	Three Months Ended March 31,
	2017	2016
Interest expense	$1,387	$1,308
Management fees	1,192	1,115
Incentive fee	1,181	733
Professional fees	263	314
Administration fee	401	428
General and administrative expenses	270	290
Total expenses	$4,694	$4,188

Incentive fee expense increased by $0.4 million for the three months ended March 31, 2017, compared to the three months ended March 31, 2016. The increase was primarily due to an increase in the accrued Capital Gains Fee during three months ended March 31, 2017. During the three months ended March 31, 2017 we recorded a Capital Gains Fee of  $0.3 million compared to a Capital Gains Fee of  $(0.1) million recorded during three months ended March 31, 2016, which represents the reversal of the accrued Capital Gains Fee at December 31, 2015.
Net Gain (Loss) on Investments
Net gain (loss) by investment type for the three months ended March 31, 2017 and 2016, are as follows (in thousands):
	Three Months Ended March 31,
	2017	2016
Senior secured debt	$(1,590)	$(1,382)
Subordinated debt	(223)	313
Preferred equity	2,989	(1,379)
Common equity and warrants	350	1,072
Net gain (loss) on investments	1,526	(1,376)

Three months ended March 31, 2017
We recognized net losses of  $1.6 million on senior secured debt during the three months ended March 31, 2017, primarily as a result of the impact of changes to EBITDA multiples used in our valuations, offset by the positive impact of portfolio company-specific performance factors.
We recognized net losses of  $0.2 million on subordinated debt during the three months ended March 31, 2017, primarily as a result of the net impact of portfolio company-specific performance factors.
We recognized net gains of  $3.0 million on preferred equity investments for the three months ended March 31, 2017, primarily as a result of the net impact of changes to EBITDA multiples used in our valuations and the net positive impact of portfolio company-specific performance factors.
We recognized net gains of  $0.4 million on common equity and warrant investments for the three months ended March 31, 2017, primarily as a result of the impact of changes to EBITDA multiples used in our valuations, offset primarily by the net negative impact of portfolio company-specific performance factors.
Three months ended March 31, 2016
We recognized net losses of  $1.4 million on senior secured debt primarily as a result of the impact of widening spreads in second lien loan indices and other interest rate market factors on our discount rates, and the pay-off of debt investments, partially offset by the net impact of company-specific performance and other factors on our valuations.
We recognized net gains of  $0.3 million on subordinated debt principally as a result of the pay-off of debt investments and the net impact of company-specific performance and other factors, partially offset by the impact of widening spreads in second lien loan indices and other interest rate market factors on our discount rates.
We recognized net losses of  $1.4 million on preferred equity investments for the three months ended March 31, 2016, primarily as a result of the net impact of company-specific performance and other factors on our valuations, offset by the net impact of investments moving closer to their expected exit events.
We recognized net gains of  $1.1 million on common equity and warrant investments for the three months ended March 31, 2016 primarily attributable to the net impact of portfolio company-specific performance factors, and the impact of exit-event assumptions on our valuations. During the three months ended March 31, 2016, we realized gains of  $2.6 million principally from the redemption of a common equity investment. We held this investment from the first quarter of 2014 and recognized unrealized gains of $2,062 and $498 during the years ended December 31, 2015 and 2014, respectively. There was no net gain during the three months ended March 31, 2016, on this transaction.
Comparison of the years ended December 31, 2016, 2015, and 2014
Consolidated operating results for the years ended December 31, 2016, 2015, and 2014 are as follows (in thousands):
	Years Ended December 31,
	2016	2015	2014
Total investment income	$31,094	$32,264	$22,820
Total expenses	16,949	18,853	13,685
Net investment income	14,145	13,411	9,135
Net gain (loss) on investments	(317)	4,820	805
Net increase in net assets resulting from operations	$13,828	$18,231	$9,940

Total Investment Income
	2016	2015	2014
	(Amounts in thousands)
Interest income:
Senior secured debt investments	$19,485	$20,038	$18,410
Subordinated debt investments	8,109	8,932	2,926
Total interest income	27,594	28,970	21,336
Dividend income:
Preferred equity	1,601	1,276	570
Common equity	307	85	—
Total dividend income	1,908	1,361	570
Fee income	1,592	1,933	914
Total investment income	$31,094	$32,264	$22,820

Comparison of Investment Income for the Years Ended December 31, 2016 and 2015:
Interest income decreased $1.4 million primarily due to a $1.0 million decrease in interest income and a $0.4 million decrease in accelerated Net Loan Fees. The $1.0 million decrease in interest income was primarily due to a $3.6 million decrease caused by a 13% decrease in the average outstanding loan balance during 2016, offset by an increase of  $2.6 million caused by a 19 basis point increase in the weighted average yield in our portfolio during the year ended December 31, 2016. The 13% decrease in the weighted average principal balance of investments and increase in our average portfolio yield was primarily a result of the WM Asset Sale which occurred on May 28, 2015, the proceeds of which had only been partially reinvested in higher yielding assets subsequent to the WM Asset Sale. Acceleration of Net Loan Fees of $0.6 million and $1.0 million were included in interest income for the year ended December 31, 2016 and 2015, respectively. Acceleration of Net Loan Fees occur and are recognized on certain loans that are repaid prior to their scheduled due date.
Preferred equity cash and PIK dividend income increased approximately $0.3 million primarily as a result of additional preferred equity securities purchased during 2015. Common equity dividend income increased by $0.2 million primarily due to an additional common equity security purchased during the fourth quarter of 2015.
Fee income decreased $0.3 million primarily due to a decrease in prepayment fees, capital structuring fees. We recorded prepayment fees of  $0.9 million resulting from $25.0 million of unscheduled principal payments during the year ended December 31, 2016, compared to $1.1 million from $47.5 million of unscheduled principal payments during 2015. We recognized capital structuring fees of  $0.4 million and $0.7 million for the years ended December 31, 2016 and 2015, respectively, upon the closing of $37.3 million and $89.0 million of debt and equity investments, respectively.
Comparison of Investment Income for the Years Ended December 31, 2015 and 2014:
Interest income increased by $7.6 million primarily due to the increase in our average portfolio yield, offset by a decrease of  $0.4 million in accelerated Net Loan Fees. Our average portfolio yield increased due to the reallocation of capital into debt investments of lower middle market portfolio companies. Acceleration of Net Loan Fees occur and are recognized on certain loans that are repaid prior to their scheduled due date.
Dividend income increased by $0.8 million, primarily due to a full year recognition of PIK dividends in 2015 from equity investments purchased in 2014.
Fee income increased by $1.0 million, primarily due to an increase in prepayment fees received which are earned when a portfolio company repays its debt obligation prior to maturity. We did not recognize any prepayment fees during the year ended December 31, 2014.

Expenses
	2016	2015	2014
	(Amounts in thousands)
Interest expense	$5,302	$6,959	$5,578
Management fees	4,516	5,225	2,916
Incentive fee	3,333	2,627	1,253
Professional fees	1,200	1,114	1,517
Administration fee	1,304	1,637	1,245
General and administrative expenses	1,294	1,291	1,176
Total expenses	$16,949	$18,853	$13,685

Comparison of Expenses for the Years Ended December 31, 2016 and 2015:
Interest expense decreased by $1.7 million, primarily due to a year-over-year decrease of  $0.8 million in cash interest expense on our secured revolving line of credit with Wells Fargo Bank, N.A. (“WM Credit Facility”) and a $1.6 million write-off of deferred debt issuance costs, both related to our permanent reduction of the WM Credit Facility and the termination of the WM Credit Facility on May 28, 2015, offset by an increase of  $0.7 million in cash interest expense incurred on our SBA debentures. Interest expense on our SBA debentures increased due to an increase in the weighted average interest rate and the weighted average debentures outstanding during the year ended December 31, 2016, as a result of additional debenture draws of  $22.6 million during the nine months ended September 30, 2015, which pooled on September 23, 2015.
Management fee expense decreased by $0.7 million, due to a decrease in the average total assets subject to the base management fee.
Incentive fee expense increased by $0.7 million, due to a 11% increase in pre-incentive fee net investment income compared to the prior year, which resulted in a $0.8 million increase in the incentive fee catch-up provision (the amount of pre-incentive fee income that exceeds the hurdle rate but is less than 2.5%) and a $0.1 million increase in the incentive fee due to the amount of pre-incentive fee income that exceeded 2.5%, partially offset by a $0.1 million decrease in the Capital Gains Fee, which represents the reversal of the accrued Capital Gains Fee at December 31, 2015.
Administrative fee expense decreased by $0.3 million, primarily due to a decrease in the allocable amount of incentives of our officers and their respective staffs, which OFS Services passed along to us under our administration agreement.
Comparison of Expenses for the Years Ended December 31, 2015 and 2014:
Interest expense increased by $1.4 million due to an increase of  $2.7 million in interest expense incurred on our SBA debentures, which was due to an increase of  $99.5 million in the weighted average SBA debentures outstanding during 2015 compared to 2014. The increase in interest on our SBA dentures was offset by a decrease of approximately $2.1 million in interest expense on the WM Credit Facility, due to a decrease of approximately $66.9 million in weighted average borrowings on the facility in 2015 compared to 2014 driven by repayments throughout 2015, including termination of the facility on May 28, 2015. In addition, amortization and write-off of deferred financing closing costs, which is included in interest expense, increased by $0.8 million for the year ended December 31, 2015, compared to the year ended December 31, 2014. The increase was due to increased write-offs of  $1.0 million in deferred financing closing costs in connection with permanent reductions of the WM Credit Facility, an increase of $0.2 million in amortization on the deferred financing closing costs incurred upon the draw of SBA debentures, offset by a decrease of  $0.4 million in amortization of deferred financing closing costs on the WM Credit Facility due to a lower average balance of deferred financing closing costs in 2015 as a result of the permanent reductions made to the WM Credit Facility in 2015.

Management fee expense of  $5.2 million for the year ended December 31, 2015, consisted of $4.9 million of base management fee expense we incurred to OFS Advisor and $0.3 million of loan management fee charged by MCF Capital Management, LLC, the loan manager for OFS Capital WM. Management fee expense totaled $2.9 million for the year ended December 31, 2014, consisting of $2.2 million of base management fee expense we incurred to OFS Advisor and $0.7 million of loan management fee charged by MCF Capital Management, LLC. The base management fee to OFS Advisor increased by approximately $2.7 million, of which approximately $0.5 million was due to an increase in our average total assets during the year ended December 31, 2015 as compared to our average total assets during the year ended December 31, 2014 and approximately $2.2 million was due to the reset of our base management fee to 0.4375% per quarter effective January 1, 2015 as compared with 0.145833% effective April 1, 2014. The decrease of approximately $0.4 million of loan management fee charged by MCF Capital Management, LLC was due to a decreased amount of portfolio investments subject to the loan management fee during 2015 and the termination of the WM Credit Facility on May 28, 2015.
Incentive fee expense increased $1.4 million, primarily as result of an increase in our pre-incentive fee net investment income.
Administrative fee expense increased by $0.4 million, primarily due to an increase in the allocable amount of the salary and incentives of our officers and their respective staffs, which OFS Services passed along to us under our administration agreement.
Net Gain on Investments
	2016	2015	2014
	(Amounts in thousands)
Senior secured debt	$411	$(1,276)	$(1,783)
Subordinated debt	(2,368)	(1,106)	117
Preferred equity	(2,584)	3,351	1,334
Common equity and warrants	4,224	3,851	1,137
Net gain (loss) on investments	$(317)	$4,820	$805

Year ended December 31, 2016
We recognized net gains of  $0.4 million on senior secured debt during the year ended December 31, 2016, primarily as a result of the net positive impact of market based transactions on our fair values, offset by the net impact of portfolio company-specific performance factors, the pay-off of certain senior secured debt investments, and $0.4 million as a result of the Valuation Methodology Change.
We recognized net losses of  $2.4 million on subordinated debt during the year ended December 31, 2016, principally due to the net impact of portfolio company-specific performance factors and $0.5 million as a result of the Valuation Methodology Change.
We recognized net losses of  $2.6 million on preferred equity investments for the year ended December 31, 2016, primarily due to the net impact of portfolio company-specific performance factors offset by $2.1 million as a result of the Valuation Methodology Change.
We recognized net gains of  $4.2 million on common equity and warrant investments for the year ended December 31, 2016, primarily due to the net impact of portfolio company-specific performance factors and $0.4 million as a result of the Valuation Methodology Change. In addition, we realized gains of  $2.1 million from the redemption of an equity investment. We held this investment from the first quarter of 2014 and recognized unrealized gains of  $2.1 million and $0.5 during the years ended December 31, 2015 and 2014, respectively. The net impact of this transaction was a recognized net loss of  $0.5 during the year ended December 31, 2016 due to the reversal of the accumulated unrealized gains in excess of the recognized realized gain.

Year ended December 31, 2015
We recognized net losses of  $1.3 million on senior secured debt during the year ended December 31, 2015, primarily as a result of the net impact of changes to certain market loan indices, the impact of portfolio company-specific performance factors, and the settlement of a senior secured debt investment with one of our portfolio companies (Strata Pathology Services, Inc.) (“Strata Settlement”) in the fourth quarter of 2015, partially offset by the pay-off of certain senior secured debt investments, including the WM Asset Sale. In connection with the Strata Settlement, we recognized a realized loss of  $3.9 million and reversed $3.2 million of previously recognized cumulative unrealized depreciation.
We recognized net losses of  $1.1 million on subordinated debt during the year ended December 31, 2015, principally due to the net impact of portfolio company-specific performance factors, and the impact of changes to certain market loan indices.
We recognized net gains of  $3.4 million on preferred equity investments for the year ended December 31, 2015, primarily due to the impact of portfolio company-specific performance factors, the impact of certain investments moving closer to their expected exit events, and a net gain of  $0.7 million from the sale of an investment. We realized a $1.4 million gain on the sale of the equity investment, offset by the reversal of previously recognized unrealized gains from the date we held this investment, which included recognized unrealized gains of  $0.5 at December 31, 2014.
We recognized net gains of  $3.9 million on common equity and warrant investments for the year ended December 31, 2015, primarily due to the impact of exit-event assumptions on our valuations, the net impact of portfolio company-specific performance factors, and a gain of  $0.7 million from the redemption of a warrant investment.
Year ended December 31, 2014
We recognized net losses of  $1.8 million on senior secured debt during the year ended December 31, 2014, primarily as a result of the impact of portfolio company-specific performance factors, and a $1.8 million net loss related to the restructuring of our debt investment in Tangible Software, Inc. in the fourth quarter of 2014 (“Tangible Restructuring”). In connection with the Tangible Restructuring, we recorded a $2.9 million realized loss. The $2.9 million realized loss reflected a reversal of  (1) approximately $1.1 million of unrealized losses recorded on this investment during the year ended December 31, 2013, (2) approximately $1.7 million of additional unrealized losses recorded from January 1, 2014 through December 17, 2014, the Tangible Restructuring date, and (3) approximately $0.1 million of additional losses we recognized on the Tangible Restructuring date, which represented the difference between the fair value of consideration we received in connection with the Tangible Restructuring and the fair value of the pre-restructured investments on the restructuring date.
We recognized net gains of  $1.3 million on preferred equity investments for the year ended December 31, 2014, primarily due to the net impact of portfolio company-specific performance factors.
We recognized net gains of  $1.1 million on common equity and warrant investments for the year ended December 31, 2014, primarily due to the net impact of portfolio company-specific performance factors. In addition we realized a loss of  $0.7 million related to the Tangible Restructuring in the fourth quarter of 2014. We recognized accumulated unrealized losses on this investment of  $0.7 million prior to 2014. There was no net loss for the year ended December 31, 2014, on this transaction.
Liquidity and Capital Resources
Sources and Uses of Cash and Cash Equivalents
We generate cash through operations from net investment income and the net liquidation of portfolio investments, and use cash in our operations in the net purchase of portfolio investments. Significant variations may exist between net investment income and cash from net investment income, primarily due to the recognition of non-cash investment income, including certain Net Loan Fee amortization, PIK interest, and PIK dividends, which generally will not be fully realized in cash until we exit the investment at a price greater than cost. As discussed in Note 4 of our March 31, 2017 consolidated financial statements included in this prospectus, we pay OFS Advisor a quarterly incentive fee with respect to our pre-incentive fee net investment income, which includes investment income that we may not have received in cash. In addition, we must distribute substantially all our taxable income, which approximates, but will not always equal, the cash we generate from net investment income to maintain our RIC tax treatment. Historically, our distributions resulted in a distribution in excess of taxable income, and we have no history of net taxable gains. We also obtain cash to fund investments or for general corporate activities from our revolving line of credit. These principal sources and uses of cash and liquidity are presented below (in thousands):
	Three Months Ended March 31,
	2017	2016
Cash from net investment income	$2,362	$1,315
Net sales and repayments of portfolio investments	28,833	11,481
Net cash provided by operating activities	$31,195	$12,796
Cash distributions paid	$(3,257)	$(3,280)
Net repayment of borrowings	$(1,500)	$—
At March 31, 2017, we held cash and cash equivalents of  $44.1 million, an increase of  $26.4 million from December 31, 2016.
Cash from net investment income
Net cash from net investment income increased$1.0 million for the three months ended March 31, 2017, compared to the three months ended March 31, 2016, principally due to an increase in interest income collected, offset by a decrease in fees and cash dividends collected.
Net sales and repayments of portfolio investments
During the three months ended March 31, 2017, net sales and repayments of portfolio investments were primarily due to $32.0 million of cash we received from principal payments on our portfolio investments. These cash receipts were offset by $3.1 million of cash we used to purchase portfolio investments. During the three months ended March 31, 2016, sales and repayments of portfolio investments were primarily due to $2.1 million of cash collected from the redemption of a warrant investment and $15.9 million of cash we received from principal payments on our portfolio investments. These cash receipts were offset by $6.5 million of cash we used to purchase portfolio investments.
SBA Debentures
As a result of the SBIC Acquisitions, SBIC I LP became our wholly-owned subsidiary effective December 4, 2013. SBIC I LP has a SBIC license that allows it to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to OFS Capital, and bear interest payable semi-annually, and each debenture has a maturity date that is ten years following issuance. The interest rate is fixed at the first pooling date after issuance, which is March and September of each year, at a market-driven spread over U.S. Treasury Notes with ten-year maturities. SBA regulations currently limit the amount that an SBIC may borrow up to a maximum of  $150 million when it has at least $75 million in regulatory capital, receives a leverage commitment from the SBA and has been through an examination by the SBA subsequent to licensing. For two or more SBICs under common control, the maximum amount of outstanding SBA-provided leverage cannot exceed $350 million. As of December 31, 2016 and 2015, SBIC I LP had fully drawn the $149.9 million of leverage commitments from the SBA.
In January 2015, we filed an application with the SBA for a second SBIC license, which, if approved, would provide up to $75.0 million in additional SBA debentures for the funding of our future investments upon our contribution of at least $37.5 million in additional regulatory capital and subject to the issuance of a leverage commitment by the SBA and other customary procedures. There can be no assurance as to whether or when this application will be approved by the SBA.
On a stand-alone basis, SBIC I LP held $251.3 million, and $247.5 million in assets at March 31, 2017, and December 31, 2016, respectively, which accounted for approximately 82% and 81% of the Company’s total consolidated assets, respectively.

SBIC I LP is periodically examined and audited by the SBA’s staff to determine its compliance with SBA regulations. If SBIC I LP fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit SBIC I LP’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit SBIC I LP from making new investments. In addition, SBIC I LP may also be limited in its ability to make distributions to OFS Capital if it does not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would in turn, negatively affect OFS Capital.
PWB Credit Facility
The PWB Credit Facility is available for general corporate purposes including investment funding and is scheduled to mature on October 31, 2018. As of March 31, 2017, we had $8.0 million outstanding at a fixed interest rate of 5% per annum, and $16.3 million available for use under the PWB Credit Facility. In addition, we incur an unused commitment fee, payable monthly in arrears, equal to 0.50% per annum on any unused portion of the PWB Credit Facility in excess of  $15.0 million.
The PWB Credit Facility is guaranteed by OFS Capital WM and secured by all of our current and future assets, excluding assets held by SBIC I LP and our SBIC I LP and SBIC I GP partnership interests.
The BLA contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, a minimum tangible net asset value, a minimum quarterly net investment income after incentive fees, and a statutory asset coverage test. The BLA also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change in investment advisor, and the occurrence of a material adverse change in our financial condition. As of March 31, 2017, the Company was in compliance with the applicable covenants.
Other Liquidity Matters
We expect to fund the growth of our investment portfolio utilizing borrowings under SBA debentures, follow-on equity offerings, and issuances of senior securities or future borrowings to the extent permitted by the 1940 Act. We cannot assure stockholders that our plans to raise capital will be successful. In addition, we intend to distribute to our stockholders substantially all of our taxable income in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. Consequently, we may not have the funds or the ability to fund new investments or make additional investments in our portfolio companies. The illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.
In addition, as a BDC, we generally will be required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities (including SBIC I LP’s SBA-guaranteed debt), to total senior securities, which include all of our borrowings (excluding SBA-guaranteed debt) and any outstanding preferred stock (of which we had none at March 31, 2017), of at least 200%. We received an exemptive order from the SEC to permit us to exclude the debt of SBIC I LP guaranteed by the SBA from the definition of Senior Securities in the statutory 200% asset coverage ratio under the 1940 Act. This requirement limits the amount that we may borrow. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Contractual Obligations and Off-Balance Sheet Arrangements
The following table shows our contractual obligations as of March 31, 2017 (in thousands):
	Payments due by period
	Total	Less than year	1 – 3 years(2)	3 – 5 years	After 5 years(2)
Contractual Obligations(1)
PWB Credit Facility	$8,000	$—	$8,000	$—	$—
SBA Debentures	149,880	—	—	—	149,880
Total	$157,880	$—	$8,000	$—	$149,880

(1)
Excludes commitments to extend credit to our portfolio companies.

(2)
The PWB Credit Facility is scheduled to mature on October 31, 2018. The SBA debentures are scheduled to mature between September 2022 and 2025.

We have entered into contracts with third parties under which we have material future commitments-the Investment Advisory Agreement, pursuant to which OFS Advisor has agreed to serve as our investment adviser, and the Administration Agreement, pursuant to which OFS Services has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations.
We may become a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. We had $2.1 million of total unfunded commitments to three portfolio companies at March 31, 2017.
Distributions
We are taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its stockholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, and taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual PIK interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest and dividends or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation, and amortization expense.
Our board of directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount not less than 90-100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend, or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income to a following year. Each year, a statement on Form 1099-DIV identifying the source of the distribution is mailed to the Company’s stockholders. Generally, a RIC is entitled to deduct dividends it pays to its stockholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, and taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual PIK interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest and dividends or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation, and amortization expense. If the tax characteristics of the distributions paid during fiscal 2017 were determined as of March 31, 2017, we estimate that approximately $0.08 per share would represent a return of capital.
Quantitative and Qualitative Disclosures About Market Risk
We are subject to financial market risks, including changes in interest rates. As of March 31, 2017, 67% of our debt investments bore interest at floating interest rates and 33% of our debt investments bore fixed interest rates, at fair value. The interest rates on our debt investments bearing floating interest rates are usually based on a floating LIBOR, and the debt investments typically contain interest rate re-set provisions that adjust applicable interest rates to current rates on a periodic basis. A significant portion of the debt investments bearing floating interest rates in our portfolio as of March 31, 2017 had interest rate floors, which have effectively converted those debt investments to fixed rate debt investments in the current interest rate environment.
Our outstanding SBA debentures and PWB Credit Facility bear interest at a fixed rate. We expect that other credit facilities into which we may enter in the future may have floating interest rate provisions.
Assuming that the consolidated balance sheet as of March 31, 2017 were to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates (in thousands):
Basis point increase(1)	Interest income	Interest expense	Net increase (decrease)
50	$675	$—	$675
100	1,352	—	1,352
150	2,101	—	2,101
200	2,853	—	2,853
250	3,605	—	3,605

(1)
A decline in interest rates would not have a material impact on our net investment income.

Although we believe that the foregoing analysis is indicative of our sensitivity to interest rate changes as of March 31, 2017 it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in our portfolio, and other business developments, including borrowings under our credit facility, that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the statement above.
We are subject to financial market risks, including changes in interest rates. Changes in interest rates affect both our cost of funding and the valuation of our investment portfolio. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment portfolio and investment income may be affected by changes in various interest rates, including LIBOR and prime rates.

Management’s Report on Internal Control Over Financial Reporting
Our management, including our Chief Executive Officer and Chief Financial Officer, is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act). Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of our financial statements for external reporting purposes in accordance with U.S. GAAP. Internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that the transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that the receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with polices or procedures may deteriorate.
Our management (with the supervision and participation of our Chief Executive Officer and Chief Financial Officer) conducted an evaluation of the effectiveness of our internal control over financial reporting based on the framework in Internal Control — Integrated Framework issued in 2013 by the Committee of Sponsoring Organizations of the Treadway Commission.
A material weakness is a deficiency, or combination of control deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. As a result of our evaluation of our internal control over financial reporting for the year ended December 31, 2016, we have concluded that our internal control over financial reporting was not effective as of December 31, 2016, due to a material weakness in internal control over financial reporting related to the design and effectiveness of controls over certain key assumptions and underlying data used in the Company’s investment valuations.
Remediation efforts
We are currently in the process of remediating the material weakness in our internal control over financial reporting as described above and are taking the necessary steps that we believe will address the underlying causes of the material weakness. Accordingly, we believe that the unaudited consolidated financial statements included in this prospectus do fairly present, in all material respects, our financial position, results of operations and cash flows for the periods presented.
We have completed the development and formal documentation of our policies and procedures relating to our internal control over financial reporting, but we have not completed the necessary testing of these formalized controls. While management believes the necessary steps have been taken, the identified material weakness in internal control will not be considered fully remediated until sufficient time has elapsed to provide evidence that an be tested to validate that the new controls have been implemented and are operating effectively. We implemented the following remediation steps to address the material weakness discussed above and to improve its internal control over financial reporting:
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We changed the primary method used to value certain investments, primarily equity investments, from the discounted cash flow method to the market approach as of December 31, 2016. The market approach contains a lesser number of Level 3 inputs and generally requires less complex judgment.

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We have designed and implemented controls and procedures to objectively validate and document key inputs and and assumptions used in developing our fair value estimates.

Changes in Internal Control over Financial Reporting
Other than as described above, there have been no changes in our internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that occurred during the quarter ended March 31, 2017 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

THE COMPANY
Overview
We are an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act. Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. Our investment strategy focuses primarily on investments in middle-market companies in the United States. We use the term “middle-market” to refer to companies that may exhibit one or more of the following characteristics: number of employees between 150 and 2,000; revenues between $15 million and $300 million; EBITDA between $3 million and $50 million; generally, private companies owned by private equity firms or owners/operators; and enterprise value between $10 million and $500 million. For additional information about how we define the middle-market, see “General — Investment Criteria/Guidelines.”
As of March 31, 2017, we had debt and equity investments in 38 portfolio companies with an aggregate fair value of  $258.3 million. As of March 31, 2017, 64% of our investment portfolio was comprised of senior secured loans, 20% of subordinated loans and 16% of equity investments, at fair value.
While our investment strategy focuses primarily on middle-market companies in the United States, including senior secured loans, which includes first-lien, second-lien and unitranche loans as well as subordinated loans and, to a lesser extent, warrants and other equity securities, we also may invest up to 30% of our portfolio in opportunistic investments of non-eligible portfolio companies. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds, as well as in debt of middle-market companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act.
Our investment strategy includes SBIC I LP, a licensee under the U.S. Small Business Administration (“SBA”) SBIC program. The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA leverage funding is subject to SBIC I LP’s payment of certain fees to the SBA, and the ability of SBIC I LP to draw on the leverage commitment is subject to its compliance with SBA regulations and policies, including an audit by the SBA. For additional information regarding the regulation of SBIC I LP, see “— Regulation — Small Business Investment Company Regulation”.
In January 2015, we filed an application with the SBA for a second SBIC license, which, if approved, would provide up to $75.0 million in additional SBA debentures for the funding of our future investments upon our contribution of at least $37.5 million in additional regulatory capital and subject to the issuance of a leverage commitment by the SBA and other customary procedures. There can be no assurance as to whether or when this application will be approved by the SBA.
On a stand-alone basis, SBIC I LP held approximately $251.3 million, $247.5 million, and $245.1 million in assets at March 31, 2017, December 31, 2016 and 2015, respectively, which accounted for approximately 82%, 81% and 83% of our total consolidated assets at March 31, 2017, December 31, 2016 and 2015, respectively.
Our investment activities are managed by OFS Capital Management, LLC and supervised by our board of directors, a majority of whom are independent of us, OFS Advisor and its affiliates. Under the Investment Advisory Agreement we have agreed to pay OFS Advisor an annual base management fee based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) as well as an incentive fee based on our investment performance. We have elected to exclude from the base management fee calculation any base management fee that would be owed in respect of the intangible asset and goodwill resulting from our acquisitions of the remaining ownership interests in SBIC I LP and SBIC I GP on December 4, 2013. OFS Advisor also serves as the investment adviser to CLO funds and other assets, including Hancock Park Corporate Income, Inc., a non-traded BDC with an investment strategy similar to the Company’s. OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy.

We have also entered into an Administration Agreement with OFS Capital Services, LLC. Under our Administration Agreement, we have agreed to reimburse OFS Services for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by OFS Services in performing its obligations under the Administration Agreement. See “Management and Other Agreements — Administration Agreement.”
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our assets, as defined by the 1940 Act, are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.
We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to 50% of our asset base). We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock.
We have elected to be treated for tax purposes as a RIC under Subchapter M of the Code. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and assets diversification requirements. Pursuant to these elections, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders.
The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the BDC to do so. On October 12, 2016, we received exemptive relief from the SEC to permit us to co-invest in portfolio companies with certain other funds managed by OFS Advisor (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
About OFS and Our Advisor
OFS (which refers to the collective activities and operations of OFSAM and its subsidiaries and certain affiliates) is an established investment platform focused on meeting the capital needs of middle-market companies.
As of March 31, 2017, OFS had 43 full-time employees. OFS is headquartered in Chicago, Illinois and also has offices in New York, New York and Los Angeles, California.
Our investment activities are managed by OFS Advisor, our investment adviser. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and a subsidiary of OFSAM., our parent company prior to the completion of our initial public offering (“IPO”).
Our relationship with OFS Advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. OFS Advisor provides us with advisory services in exchange for a base management fee and incentive fee; see “Management and Other Agreements —  Investment Advisory Agreement.” The base management fee is based on our total assets (other than cash and cash equivalents, and the intangible asset and goodwill resulting from the SBIC Acquisitions; but including assets purchased with borrowed amounts, and including assets owned by any consolidated entity) and, therefore, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance.
OFS Advisor has entered into the Staffing Agreement with OFSC, a wholly-owned subsidiary of OFSAM. Under the Staffing Agreement, OFSC makes experienced investment professionals available to OFS Advisor and provides access to the senior investment personnel of OFS and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by OFS and its affiliates in the ordinary course of their businesses and commits the members of OFS Advisor’s investment committee to serve in that capacity. As our investment adviser, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.
OFS Advisor capitalizes on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. The senior management team of OFS, including Bilal Rashid, Jeff Cerny and Mark Hauser, provides services to OFS Advisor. These managers have developed a broad network of contacts within the investment community, averaging over 20 years of experience investing in debt and equity securities of middle-market companies. In addition, these managers have gained extensive experience investing in assets that will constitute our primary focus and have expertise in investing across all levels of the capital structure of middle-market companies. See “Portfolio Management” for additional information regarding our portfolio managers.
Our Administrator
OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and recordkeeping services at such facilities. OFS Services oversees our financial reporting as well as prepares our reports to stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. OFS Services also manages the determination and publication of our net asset value and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. To the extent that OFS Services outsources any of its functions, we will pay the fees associated with such functions at cost, on a direct basis.
Market Opportunity
Large Target Market.   According to the U.S. Census Bureau in its 2012 economic census, there were approximately 197,000 companies in the United States with annual revenues between $10 million and $2.5 billion, compared with approximately 1,300 companies with revenues greater than $2.5 billion. We believe that these middle-market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have historically constituted the vast bulk of OFS’s portfolio companies since its inception, and constituted the vast bulk of our portfolio as of March 31, 2017. We believe that this market segment will continue to produce significant investment opportunities for us.
Specialized Lending Requirements with High Barriers to Entry.   We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to private middle-market companies in the United States (a) is generally more labor-intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (b) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and

(c) may also require more extensive ongoing monitoring by the lender. As a result, middle-market companies historically have been served by a limited segment of the lending community. As a result of the unique challenges facing lenders to middle-market companies, there are high barriers to entry that a new lender must overcome.
Robust Demand for Debt Capital.   We believe that private equity firms have significant committed but uncalled capital, a large portion of which is still available for investment in the United States. Subject to market conditions, we expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us.
Competitive Strengths and Core Competencies
Deep Management Team Experienced in All Phases of Investment Cycle and Across All Levels of the Capital Structure.   We are managed by OFS Advisor, which has access through the Staffing Agreement with OFSC to the resources and expertise of OFS’s investment professionals. As of March 31, 2017, OFS’s credit and investment professionals (including all investment committee members) employed by OFSC had an average of over 15 years of investment experience with strong institutional backgrounds.
Significant Investment Capacity.   The net proceeds of equity and debt offerings and borrowing capacity under our credit facilities, will provide us with a substantial amount of capital available for deployment into new investment opportunities in our targeted asset class.
Scalable Infrastructure Supporting the Entire Investment Cycle.   We believe that our loan acquisition, origination and sourcing, underwriting, administration and management platform is highly scalable (that is, it can be expanded on a cost efficient basis within a timeframe that meets the demands of business growth). Our platform extends beyond origination and sourcing and includes a regimented credit monitoring system. We believe that our careful approach, which involves ongoing review and analysis by an experienced team of professionals, should enable us to identify problems early and to assist borrowers before they face difficult liquidity constraints.
Extensive Loan Sourcing Capabilities.   OFS Advisor gives us access to the deal flow of OFS. We believe OFS’s 20-year history as a middle-market lending platform and its market position make it a leading lender to many sponsors and other deal sources, especially in the currently under-served lending environment, and we have extensive relationships with potential borrowers and other lenders.
Structuring with a High Level of Service and Operational Orientation.   We provide client-specific and creative financing structures to our portfolio companies. Based on our experience in lending to and investing in middle-market companies, we believe that the middle-market companies we target, as well as sponsor groups we may pursue, require a higher level of service, creativity and knowledge than has historically been provided by other service providers more accustomed to participating in commodity-like loan transactions.
Rigorous Credit Analysis and Approval Procedures.   OFS Advisor utilizes the established, disciplined investment process of OFS for reviewing lending opportunities, structuring transactions and monitoring investments. Using OFS’s disciplined approach to lending, OFS Advisor seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and, where appropriate, the implementation of restrictive debt covenants.
Investment Criteria/Guidelines
Our investment objective is to generate current income and capital appreciation by investing primarily in middle-market companies in the United States. We focus on investments in senior secured loans, including first lien, second lien, and unitranche loans, as well as subordinated loans and, to a lesser extent, warrants and other equity securities. In particular, we believe that structured equity debt investments (i.e., typically senior secured unitranche loans, often with warrant coverage, and often in companies with no financial sponsor) represent a strong relative value opportunity offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest to us than we might expect to receive under a traditional multi-tranche structure. We expect that our investments in the equity securities of portfolio companies, such as warrants, preferred stock, common stock and other equity interests, will principally be made in conjunction with our debt investments. Generally, we do not expect to make investments in companies or securities that OFS Advisor determines to be distressed investments (such as discounted debt instruments that have either experienced a default or have a significant potential for default), other than follow-on investments in portfolio companies of ours. We intend to continue to generate strong risk-adjusted net returns by assembling a diversified portfolio of investments across a broad range of industries.
We target U.S. middle-market companies through OFS’s access to a network of financial institutions, private equity sponsors, investment banks, consultants and attorneys, and our proprietary database of borrowers developed over OFS’s more than 20 years in lending to middle-market companies. A typical targeted borrower will exhibit certain of the following characteristics:
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number of employees between 150 and 2,000;

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revenues between $15 million and $300 million;

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annual EBITDA between $3 million and $50 million;

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generally, private companies owned by private equity firms or owners/operators;

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enterprise value between $10 million and $500 million;

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effective and experienced management teams;

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defensible market share;

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solid historical financial performance, including a steady stream of cash flow;

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high degree of recurring revenue;

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diversity of customers, markets, products and geography; and

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differentiated products or services.

While we believe that the characteristics listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.
Due Diligence and Investment Process Overview
We employ a thorough and disciplined underwriting and due diligence process that is conducted in accordance with established credit policies and procedures, and that is focused on investment recovery. Our process involves a comprehensive analysis of a prospective portfolio company’s market, operational, financial, and legal position, as well as its future prospects. In addition to our own analysis, we may use the services of third parties for environmental reviews, quality of earnings reports, industry surveys, background checks on key managers, and insurance reviews.
We seek to invest in companies that have experienced and incentivized management teams, that have stable and predictable cash flows, and that have defensible market positions. We underwrite our investments with the expectation that we will hold them for a number of years, and we structure and document our investments accordingly.
Our due diligence and underwriting process typically addresses the following elements (although certain elements may not be included in every due diligence undertaking):
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Prospective Portfolio Company Characteristics:   focusing on primary drivers of the company’s revenues and cash flows, including its key products and services; customer and supplier concentrations, and contractual relationships; depth, breadth, and quality of company management, as well as the extent to which the management team is appropriately compensated with equity incentives; and any regulatory, labor, or litigation matters impacting the company.

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Industry and Competitive Overview:   including industry size and the company’s position within it; growth potential and barriers to entry; governmental, regulatory, or technological issues potentially affecting the industry; and cyclicality or seasonality risks associated with the industry.

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Financial Analysis:   involving an understanding of the company’s historical financial results, focusing on actual operating trends experienced over time, in order to forecast future performance, including in various sensitized performance scenarios; attention to projected cash flows, debt service coverage, and leverage multiples under such scenarios; and an assessment of enterprise valuations and debt repayment/investment recovery prospects given such sensitized performance scenarios.

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Investment Documentation:   focusing on obtaining the best legal protections available to us given our position within the capital structure, including, as appropriate, financial covenants; collateral liens and stock pledges; review of loan documents of other of the prospective portfolio company’s creditors; and negotiation of inter-creditor agreements.

Portfolio Review/Risk Monitoring
As of March 31, 2017, we had debt investments in 36 portfolio companies, totaling $217.3 million at fair value, of which $3.8 million, $175.8 million, $28.4 million, and $9.3 million were rated 2, 3, 4, and 5, respectively. We had no investments rated 6 or 7 as of December 31, 2016.
We view active portfolio monitoring as a vital part of our investment process, and we benefit from a portfolio management system developed by OFS that includes daily, weekly, monthly, and quarterly components, and that involves comprehensive review of the performance of each of our portfolio companies. As part of the portfolio management process, OFS Advisor performs ongoing risk assessment on each of our investments and assigns each debt investment a credit rating based on OFS’s internal ratings scale.
We categorize debt investments into the following risk categories based on relevant information about the ability of borrowers to service their debt:
1 (Low Risk) — The debt investment has mostly satisfactory asset quality and liquidity, as well as good leverage capacity. It maintains predictable and strong cash flows from operations. The trends and outlook for the portfolio company’s operations, balance sheet, and industry are neutral to favorable. Collateral, if appropriate, has maintained value and would be capable of being liquidated on a timely basis. Overall a debt investment with a 1 risk rating is considered to be of investment grade quality.
2 (Below Average Risk) — The debt investment has acceptable asset quality, moderate excess liquidity, and modest leverage capacity. It could have some financial/non-financial weaknesses which are offset by strengths; however, the credit demonstrates an ample current cash flow from operations. The trends and outlook for the portfolio company’s operations, balance sheet, and industry are generally positive or neutral to somewhat negative. Collateral, if appropriate, has maintained value and would be capable of being liquidated successfully on a timely basis.
3 (Average) — The debt investment has acceptable asset quality, somewhat strained liquidity, and minimal leverage capacity. It is at times characterized by acceptable cash flows from operations. Under adverse market conditions, the debt service could pose difficulties for the borrower. The trends and conditions of the portfolio company’s operations and balance sheet are neutral to slightly negative.
4 (Special Mention) — The debt investment has not lost, and is not expected to lose, principal or interest but it possesses credit deficiencies or potential weaknesses which deserve management’s close and continued attention. The portfolio company’s operations and/or balance sheet have demonstrated an adverse trend or deterioration which, while serious, has not reached the point where the liquidation of debt is jeopardized. These weaknesses are generally considered correctable by the borrower in the normal course of business but may weaken the asset or inadequately protect our credit position if not checked or corrected.
5 (Substandard) — The debt investment is protected inadequately by the current enterprise value or paying capacity of the obligor or of the collateral, if any. The portfolio company has well-defined weaknesses based upon objective evidence, such as recurring or significant decreases in revenues and cash flows. These assets are characterized by the possibility that we may sustain loss if the deficiencies are not corrected. The possibility that liquidation would not be timely (e.g., bankruptcy or foreclosure) requires a Substandard classification even if there is little likelihood of loss.

6 (Doubtful) — The debt investment has all the weaknesses inherent in those classified as Substandard, with the additional factor that the weaknesses are pronounced to the point that collection or liquidation in full, on the basis of currently existing facts, conditions and values, is deemed uncertain. The possibility of loss on a Doubtful asset is high but, because of certain important and reasonably specific pending factors which may strengthen the asset, its classification as an estimated loss is deferred until its more exact status can be determined.
7 (Loss) — The debt investment is considered almost fully uncollectible and of such little value that its continuance as an asset is not warranted. It is generally a credit that is no longer supported by an operating company, a credit where the majority of our assets have been liquidated or sold and a few assets remain to be sold over many months or even years, or a credit where the remaining collections are expected to be minimal.
Investment Committees
The Advisor Investment Committees are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients.
The Middle-Market Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Mark Hauser and Bilal Rashid, along with the investment committee for SBIC I LP (the “SBIC Investment Committee”), which is comprised of Mark Hauser and Bilal Rashid, is responsible for the evaluation and approval of all the investments made by us directly or through our wholly-owned subsidiaries, as appropriate.
The process employed by the Advisor Investment Committees, including the Middle-Market Investment Committee, and the SBIC Investment Committee is intended to bring the diverse experience and perspectives of the committees’ members to the investment process. The Middle-Market Investment Committee and SBIC Investment Committee serve to provide investment consistency and adherence to our core investment philosophy and policies. The Middle-Market Investment Committee and SBIC Investment Committee also determine appropriate investment sizing and implement ongoing monitoring requirements of our investments.
In certain instances, management may seek the approval of our board of directors prior to the making of an investment. In addition to reviewing investments, the meetings of the Middle-Market Investment Committee and SBIC Investment Committee, where applicable, serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with members of the Middle-Market Investment Committee and SBIC Investment Committee, where applicable, early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members in working efficiently.
Structure of Investments
We anticipate that our loan portfolio will continue to contain investments of the following types with the following typical characteristics:
Senior Secured First-Lien Loans.   First-lien senior secured loans comprise, and will continue to comprise, a significant portion of our investment portfolio. First-lien senior secured loans obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of these loans (in certain cases, subject to a payment waterfall). The collateral takes the form of first-priority liens on specified assets of the portfolio company borrower and, typically, first-priority pledges of the ownership interests in the borrower. Our first lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in this prospectus.
Senior Secured Unitranche Loans.   Unitranche loans are loans that combine both senior and subordinated debt into one loan under which the borrower pays a single blended interest rate that is intended to reflect the relative risk of the secured and unsecured components. We typically structure our unitranche loans as senior secured loans. We obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of these loans. This collateral takes the form of first-priority liens on the assets of a portfolio company and, typically, first-priority pledges of the ownership interests in the company. We believe that unitranche lending represents a significant growth opportunity for us, offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest to us than we might realize in a traditional multi-tranche structure. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, we will be the sole lender, or we, together with our affiliates, will be the sole lender, of unitranche loans, which can afford us additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in this prospectus.
Senior Secured Second-lien Loans.   Second-lien senior secured loans obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of such loans. This collateral typically takes the form of second-priority liens on the assets of a portfolio company, and we may enter into an inter-creditor agreement with the holders of the portfolio company’s first-lien senior secured debt. These loans typically provide for no contractual loan amortization in the initial years of the facility, with all amortization deferred until loan maturity. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in this prospectus.
Subordinated (“Mezzanine”) Loans.   These investments are typically structured as unsecured, subordinated loans that typically provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically will have interest-only payments (often representing a combination of cash pay and payment-in-kind (“PIK”) interest) in the early years, with amortization of principal deferred to maturity. Mezzanine loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Mezzanine investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. Mezzanine loans often include a PIK feature (meaning a feature allowing for the payment of interest in the form of additional principal amount of the loan instead of in cash), which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan. These loans are categorized as Subordinated Loans in our consolidated schedule of investments included in this prospectus.
Equity Securities.   Equity securities typically consist of either a direct minority equity investment in common or membership/partnership interests or preferred stock of a portfolio company, and are typically not control-oriented investments. Our preferred equity investments typically contain a fix dividend yield based on the par value of the equity security. Preferred equity dividends may be paid in cash at a stipulated date, usually quarterly and are participating and/or cumulative. We may structure such equity investments to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights, which grants us the right to register our equity interest when either the portfolio company or another investor in the portfolio company initiates a registration. Our equity investments typically are made in connection with debt investments to the same portfolio companies. These securities are categorized as a Preferred Equity or Common Equity in our consolidated schedule of investments included in this prospectus.
Warrants.   In some cases, we may receive nominally priced warrants to buy a minority equity interest in the portfolio company in connection with a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a put to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights. These securities are categorized as a Warrant in our consolidated schedule of investments included in this prospectus.

General Structuring Considerations.   We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:
•
selecting investments that we believe have a very low probability of loss;

•
requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk; and

•
negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.
Investments
We pursue an investment strategy focused primarily on investments in middle-market companies in the United States. We focus on investments in loans, in which OFS Advisor’s investment professionals have expertise, including investments in first-lien, unitranche, second-lien, and mezzanine loans and, to a lesser extent, on warrants and other equity securities. We seek to create a diverse portfolio by making investments in the securities of middle-market companies that we expect to range generally from $3.0 million to $25.0 million each, although we expect this investment size will vary proportionately with the size of our capital base.
Competition
Our primary competitors include public and private funds, other BDCs, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. Some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Further, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC, or to the distribution and other requirements we must satisfy to maintain our RIC status.
We expect to continue to use the expertise of the investment professionals of OFS and its affiliates to which we have access, to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior members of OFS and its affiliates will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses” in this prospectus.
Administration
We do not have any direct employees, and our day-to-day investment operations are managed by OFS Advisor. We have a chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, and corporate secretary and, to the extent necessary, our board of directors may elect to appoint additional officers going forward. Our officers are employees of OFSC, an affiliate of OFS Advisor, and a portion of the compensation paid to our officers are paid by us pursuant to the Administration Agreement. All of our executive officers are also officers of OFS Advisor.
Properties
We do not own or lease any real estate or other physical properties material to our operation. Our headquarters are located at 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606, and are provided by OFS Services pursuant to the Administration Agreement. Additional operations are conducted from offices in New York, New York and Los Angeles, California, which are also provided by OFS Services pursuant to the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as we contemplate continuing to conduct it.
Legal Proceedings
We, OFS Advisor and OFS Services, are not currently subject to any material pending legal proceedings threatened against us as of March 31, 2017. From time to time, we may be a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition, results of operations or cash flows.

SENIOR SECURITIES
Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, and as of March 31, 2017. The report of our independent registered public accounting firm, BDO USA, LLP, on the senior securities table as of December 31, 2016, 2015, and 2014 is attached as an exhibit to the registration statement of which this prospectus is a part. Information as of December 31, 2013 and 2012 was audited by our previous independent registered public accounting firm. The “ — ” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(dollar amounts in thousands, except per unit data) Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
PWB Credit Facility
December 31, 2017 (as of March 31, 2017, unaudited)	$8,000	$18,794	—	N/A
December 31, 2016	$9,500	$15,821	—	N/A
December 31, 2015	$—	$—	—	N/A
WM Credit Facility(6)
December 31, 2014	$72,612	$2,847	—	N/A
December 31, 2013	$108,955	$2,256	—	N/A
December 31, 2012	$99,224	$2,429	—	N/A
Small Business Administration Debentures (SBIC I LP)(5)
December 31, 2017 (as of March 31, 2017, unaudited)	$149,880	$—	—	N/A
December 31, 2016	$149,880	$—	—	N/A
December 31, 2015	$149,880	$—	—	N/A
December 31, 2014	$127,295	$—	—	N/A
December 31, 2013	$26,000	$—	—	N/A
December 31, 2012	$—	$—	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “ — ”indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(4)
Not applicable because senior securities are not registered for public trading.

(5)
The Small Business Administration Debentures are not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.

(6)
The WM Credit Facility was terminated on May 28, 2015.

PORTFOLIO COMPANIES
The following tables set forth certain information as of March 31, 2017 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “The Company.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to participate in or observe the board of directors’ meetings of our portfolio companies.
Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Non-control/Non-affiliate Investments
Armor Holdings II LLC c/o American Stock Transfer 6201 15th Avenue Brooklyn, NY 11219	Other Professional, Scientific, and Technical Services
Senior Secured Loan		10.25%	(L +9.00%)	12/26/2020	$3,500	$3,470	$3,560	2.4%
AssuredPartners, Inc 200 Colonial Center Pkwy, Suite150 Lake Mary, FL 32746	Insurance Agencies and Brokerages
Senior Secured Loan		10.00%	(L +9.00%)	10/20/2023	5,000	4,859	5,072	3.5
Avison Young Canada, Inc. 18 York Street, Suite 400, Mailbox #4 Toronto, ON M5J 2T8, Canada.	Offices of Real Estate Agents and Brokers
Senior Secured Loan(4)(5)		9.50%	N/A	12/15/2021	4,000	3,927	3,925	2.7
BCC Software, LLC(4) 75 Josons Drive Rochester, NY 14623	Custom Computer Programming Services
Senior Secured Loan		9.00%	(L +8.00%)	6/20/2019	7,037	6,963	7,012	4.8
Senior Secured Loan (Revolver)(9)(3)		N/A	(L +8.00%)	6/20/2019	—	(7)	(4)	—
					7,037	6,956	7,008	4.8
Community Intervention Services, Inc.(4) 1115 West Chestnut Street Brockton, MA 02301	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan(6)(10)		7.0% cash/ 6.0% PIK	N/A	1/16/2021	8,150	7,639	4,685	3.2
Common equity (Success Fee)(9)					—	—	—	—
					8,150	7,639	4,685	3.2
Confie Seguros Holdings II Co. 6722 Orangethorpe Avenue, Suite 200 Buena Park, CA 90620	Insurance Agencies and Brokerages
Senior Secured Loan		10.25%	(L +9.00%)	5/8/2019	6,850	6,828	6,850	4.7
Elgin Fasteners Group 4 S. Park Ave, Suite 203 Box 5 Versailles, IN 47042	Bolt, Nut, Screw, Rivet, and Washer Manufacturing
Senior Secured Loan		8.50%	(L +7.25%)	8/27/2018	4,104	4,092	3,642	2.5
Inhance Technologies Holdings LLC 16360 Park Ten Place, Suite 325 Houston, TX 77084	Other Basic Inorganic Chemical Manufacturing
Senior Secured Loan		5.65%	(L +4.50%)	2/7/2018	2,002	1,998	1,988	1.4
Intrafusion Holding Corp.(4) 1920 N Memorial Way, Suite 112 Houston, TX 77007-8353	Other Outpatient Care Centers
Senior Secured Loan(8)		11.27%	(L +6.75%)	9/25/2020	14,250	14,210	14,250	9.8

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Jobson Healthcare Information, LLC(4) 100 Avenue of Americas New York, NY 10013	Other Professional, Scientific, and Technical Services
Senior Secured Loan(10)		10.13% cash/ 4.55% PIK	(L +12.68%)	7/21/2019	$14,876	$14,569	$12,857	8.8%
Warrants (1,056,428 member units)(9)						454	—	—
					14,876	15,023	12,857	8.8
Maverick Healthcare Equity, LLC(4) 4601 E. Hilton Ave., Suite 100 Phoenix, Arizona 85034-6406	Home Health Equipment Rental
Preferred Equity (1,250,000 units)(9)						900	196	0.1
Common Equity (1,250,000 units)(9)						—	—	—
						900	196	0.1
MN Acquisition, LLC(4) 2210 Vanderbilt Beach Rd., Suite 1205 Naples, FL 34109	Software Publishers
Senior Secured Loan		11.65%	(L + 10.50%)	3/17/2022	4,108	4,035	4,035	2.8
My Alarm Center, LLC(4) 3803 West Chester Pike, Suite 100 Newton Square, PA 19073	Security Systems Services (except Locksmiths)
Senior Secured Loan		12.00%	(L +11.00%)	7/9/2019	6,750	6,555	4,635	3.2
Preferred Equity (100 Class A units)(9)						203	—	—
Preferred Equity (25 Class A-1 units)(9)						44	—	—
					6,750	6,802	4,635	3.2
MYI Acquiror Limited(5) 400 Hamilton Palo Alto, CA 94301	Insurance Agencies and Brokerages
Senior Secured Loan		5.75%	(L +4.50%)	5/28/2019	4,686	4,681	4,622	3.2
NVA Holdings, Inc. 29229 Canwood Street Suite 100 Agoura Hills, CA 91301	Veterinary Services
Senior Secured Loan		8.15%	(L +7.00%)	8/14/2022	743	743	746	0.5
O2 Holdings, LLC(4) 135 E. Martin Street, Suite 201 Raleigh, NC 27601	Fitness and Recreational Sports Centers
Senior Secured Loan		10.79%	(L +10.00%)	9/2/2021	10,000	9,921	9,874	6.8
Planet Fitness Midwest LLC(4) 4394 Eastgate Square Drive Cincinnati, OH 45245	Fitness and Recreational Sports Centers
Subordinated Loan		13.00%	N/A	12/16/2021	5,000	4,957	4,990	3.4
PM Acquisition LLC 2700 Sam Rittenberg Blvd. Charleston, SC 29407	All Other General Merchandise Stores
Senior Secured Loan		11.50%	N/A	10/31/2021	6,304	6,246	6,153	4.2
Common equity (499 units)(9)						499	432	0.3
					6,304	6,745	6,585	4.5

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Quantum Spatial, Inc. (f/k/a Aero-Metric, Inc.) 4020 Technology Parkway Sheboygan, WI 53083	Other Information Services
Senior Secured Loan		6.75% cash/ 1.0% PIK	(L +6.50%)	8/27/2017	$2,449	$2,443	$2,365	1.6%
Ranpak Corp. 7990 Aubun Road Concord Township, OH 44077	Packaging Machinery Manufacturing
Senior Secured Loan		8.25%	(L +7.25%)	10/3/2022	1,333	1,330	1,287	0.9
Security Alarm Financing Enterprises, L.P.(4) 2440 Camino Ramon Ste 200 San Ramon, CA 94583	Security Systems Services (except Locksmiths)
Subordinated Loan		14.15%	(L +13.00%)	6/19/2020	12,500	12,391	12,473	8.6
Sentry Centers Holdings, LLC 366 Madison Avenue, 7th Floor New York, NY10017	Other Professional, Scientific, and Technical Services
Senior Secured Loan		12.48%	(L +11.50%)	7/24/2019	4,205	4,147	4,210	2.9
smarTours, LLC(4) 501 Fifth Avenue, Suite 1402 New York, NY 10017	Tour Operators
Preferred Equity (500,000 units) (9)						439	1,116	0.8
Southern Technical Institute, LLC(4) 11883 High Tech Avenue Orlando, FL 32817	Colleges, Universities, and Professional Schools
Subordinated Loan		9.15% cash/ 4.0% PIK	(L +12.00%)	12/2/2020	3,468	3,387	3,267	2.2
Preferred Equity (1,764,720 units), 15.75% PIK(9)						2,016	2,062	1.4
Warrants (2,174,905 units)(9)						46	234	0.2
					3,468	5,449	5,563	3.8
Stancor, L.P.(4) 515 Fan Hill Road Monroe, CT 06468	Pump and Pumping Equipment Manufacturing
Senior Secured Loan		9.98%	(L +9.00%)	8/19/2019	9,155	9,117	9,012	6.2
Preferred Equity (1,250,000 units), 8% PIK (7)(9)						1,501	844	0.6
					9,155	10,618	9,856	6.8
TravelCLICK, Inc. 7 Times Square. 38th Floor New York, NY 10036	Computer Systems Design and Related Services
Senior Secured Loan		8.75%	(L +7.75%)	11/8/2021	4,000	3,885	3,968	2.7
United Biologics Holdings, LLC(4) 100 NE Loop 410 #200 San Antonio, TX 78216	Medical Laboratories
Senior Secured Loan(10)		12.0% cash/ 2.0% PIK	N/A	4/30/2018	4,209	4,147	4,158	2.9
Subordinated Loan(9)		8.0% PIK	N/A	4/30/2019	7	7	6	—
Preferred Equity (151,787 units) (9)						9	20	—
Warrants (29,734 units)(9)						82	95	0.1
					4,216	4,245	4,279	3.0

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
VanDeMark Chemical Inc. One North Transit Road Lockport, NY14094	Other Basic Inorganic Chemical Manufacturing
Senior Secured Loan		6.50%	(L +5.25%)	11/30/2017	$2,371	$2,357	$2,352	1.6%
Total Non-control/Non-affiliate Investments					151,057	155,090	146,989	101.0
Affiliate Investments
All Metals Holding, LLC(4) 100 All Metals Drive Cartersville, GA 30120	Metal Service Centers and Other Metal Merchant Wholesalers
Senior Secured Loan		12.0% cash/ 1.0% PIK	N/A	12/28/2021	12,899	12,203	12,845	8.8
Common Equity (637,954 units) (9)						565	1,544	1.1
					12,899	12,768	14,389	9.9
Contract Datascan Holdings, Inc.(4) 2941 Trade Center Drive, Suite 100 Carrollton, TX75006	Office Machinery and Equipment Rental and Leasing
Subordinated Loan		12.00%	N/A	2/5/2021	8,000	7,981	7,997	5.5
Preferred Equity (3,061 shares), 10% PIK(9)						3,935	5,552	3.8
Common Equity (11,273 shares)(9)						104	613	0.4
					8,000	12,020	14,162	9.7
Intelli-Mark Technologies, Inc.(4) 909 Aviation Parkway, Suite 900 Morrisville, NC 27560	Other Travel Arrangement and Reservation Services
Senior Secured Loan(10)		13.00%	N/A	11/23/2020	8,750	8,686	8,925	6.2
Common Equity (2,553,089 shares)(9)						1,500	2,186	1.5
					8,750	10,186	11,111	7.7
Master Cutlery, LLC(4) 700 Penhorn Avenue Secaucus, NJ 07094	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan		13.00%	N/A	4/17/2020	4,717	4,699	4,334	3.0
Preferred Equity (3,723 units), 5% cash, 3% PIK(7)(9)						3,483	70	—
Common Equity (15,564 units) (9)						—	—	—
					4,717	8,182	4,404	3.0
NeoSystems Corp.(4) 1861 International Drive, Suite 200 Tysons Corner, VA 22102	Other Accounting Services
Subordinated Loan		10.50% cash/ 2.75% PIK	N/A	8/13/2019	2,112	2,103	2,010	1.4
Preferred Equity (521,962 convertible shares), 10% PIK(9)						1,289	1,299	0.9
					2,112	3,392	3,309	2.3

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Pfanstiehl Holdings, Inc.(4) 1219 Glen Rock Avenue Waukegan, IL 60085-0439	Pharmaceutical Preparation Manufacturing
Subordinated Loan		10.50%	N/A	9/29/2021	$3,788	$3,829	$3,772	2.6%
Common Equity (400 shares)						217	5,338	3.7
					3,788	4,046	9,110	6.3
Strategic Pharma Solutions, Inc.(4) 100 RegencyForest Drive, Suite 400 Cary, NC 27518	Other Professional, Scientific, and Technical Services
Senior Secured Loan		11.43%	(L +10.00%)	12/18/2020	8,411	8,349	8,368	5.8
Preferred Equity (1,191 units), 6% PIK(9)						1,943	6,163	4.2
					8,411	10,292	14,531	10.0
TRS Services, LLC(4) 2105 Skinner Road Houston, TX 77093	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Senior Secured Loan		9.75% cash/ 1.0% PIK	(L +9.75%)	12/10/2019	9,808	9,625	9,707	6.7
Preferred Equity (329,266 Class AA units), 15% PIK(9)						359	367	0.3
Preferred Equity (3,000,000 Class A units), 11% PIK(9)						3,272	3,050	2.1
Common Equity (3,000,000 units)(9)						572	—	—
					9,808	13,828	13,124	9.1
Total Affiliate Investments					58,485	74,714	84,140	58.0
Control Investments
Malabar International(4) 220 W. Los Angeles Ave. Simi Valley, CA 93065	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Subordinated Loan		11.25% cash/ 2.0% PIK	N/A	11/13/2021	7,655	7,678	7,733	5.3
Preferred Stock (1,644 shares), 6% cash						4,283	6,354	4.4
					7,655	11,961	14,087	9.7
MTE Holding Corp.(4) c/o Mirage Trailers LLC 2212 Industrial Rd Nampa, ID 83687	Travel Trailer and Camper Manufacturing
Senior Secured Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		12.50%	(L +11.50%)	11/25/2020	9,702	9,631	9,646	6.6
Common Equity (554 shares)						3,069	3,449	2.4
					9,702	12,700	13,095	9.0
Total Control Investments					17,357	24,661	27,182	18.7
Total Investments					$226,899	$254,465	$258,311	177.7%

(1)
Equity ownership may be held in shares or units of companies affiliated with the portfolio company.

(2)
The majority of investments that bear interest at a variable rate are indexed to LIBOR (L), and reset monthly, quarterly, or semi-annually. Approximately 50% of the Company’s LIBOR referenced investments are subject to an interest rate floor. For each investment, the Company has provided the spread over the reference rate and current interest rate in effect at March 31, 2017. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.

(3)
The negative fair value is the result of the unfunded commitment being below par.

(4)
Investments held by OFS SBIC I, LP. All other investments pledged as collateral under the PWB Credit Facility.

(5)
Non-qualifying assets under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s assets, as defined under Section 55 of the 1940 Act, at the time of acquisition of any additional non-qualifying assets. As of March 31, 2017, 97.15% of the Company’s assets were qualifying assets.

(6)
Investment was on non-accrual status as of March 31, 2017, meaning the Company has ceased recognizing all or a portion of income on the investment. See Note 2, Non-accrual loans for further details.

(7)
Recognition of PIK dividend income discontinued as of March 31, 2017. See Note 2, Dividend Income for further details.

(8)
The Company has entered into a contractual arrangement with co-lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co-lenders pursuant to a payment waterfall. The reported interest rate of 11.27% at March 31, 2017, includes additional interest of 2.02% per annum as specified under the contractual arrangement among the Company and the co-lenders.

(9)
Non-income producing.

(10)
The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of March 31, 2017:

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 6.00%	13.00% or 7.00%	6.00%
Intelli-Mark Technologies, Inc.	Senior Secured Loan	0% or 2.00%	13.00% or 11.50%	2.00%
Jobson Healthcare Information, LLC	Senior Secured Loan	1.5% or 4.55%	10.13% or 13.18%	4.55%
United Biologics Holdings, LLC	Senior Secured Loan	0% or 2.00%	14.00% or 12.00%	2.00%

MANAGEMENT
Board of Directors
We have three classes of directors, currently consisting of one Class I director, two Class II directors and two Class III directors. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually.
Information regarding our board of directors is as follows:
Name, Address, and Age	Position(s) held with Fund	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director
Independent Directors
Robert J. Cresci 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606 Age: 73	Director, Audit Committee Member, Compensation Committee Member, Chair of the Nominating and Corporate Governance Committee	2017 – 2020; Since 2011	Mr. Cresci has been a managing director of Pecks Management Partners Ltd., an investment management firm, since 1990. Mr. Cresci holds an undergraduate degree in Engineering from the United States Military Academy at West Point and an M.B.A. in Finance from the Columbia University Graduate School of Business.	2	j2 Global, Inc. Luminex Corporation CIM Commercial Trust Corporation Presbia PLC Hancock Park Corporate Income, Inc., another BDC managed by OFS Advisor
Marc Abrams 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606 Age: 71	Director, Chair of Audit Committee, Compensation Committee Member, Nominating and Corporate Governance Committee Member	2015 – 2018; Since 2011	Mr. Abrams is the founder and leader (on a semi-retired status) of the public company business sector of SingerLewak LLP, a certified public accounting firm founded in 1995. He has over 40 years of public accounting experience. Mr. Abrams’ expertise includes audits of publicly held companies, initial public offerings, private offerings, corporate reorganizations and acquisitions, evaluating business plans and litigation support. Additionally, Mr. Abrams’ broad practice includes expertise in several industries, including technology, life sciences, real estate, retail and franchise, hotels and casinos, and manufacturing. He previously served on the board of UnifiedOnline, Inc. (f/k/a IceWEB, Inc.). Mr. Abrams graduated from American University in 1967 with a Bachelor of Science in Accounting. Through 2011, he was an active member of AICPA, the California Society of CPAs and the Los Angeles Venture Association.	2	Hancock Park Corporate Income, Inc., another BDC managed by OFS Advisor

Name, Address, and Age	Position(s) held with Fund	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director
Elaine E. Healy 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606 Age: 55	Director, Audit Committee Member, Chair of Compensation Committee, Nominating and Corporate Governance Committee Member	2016 – 2019; Since 2011	Ms. Healy is a co-founder and Managing Partner of NexGen Venture Partners, LLC, dba Aura Wireless, a provider of carrier grade, metro-wide Wi-Fi services. Prior to co-founding NexGen, Ms. Healy was a co-founder, president and chief operating officer of Accel Networks, LLC, a fixed cellular wireless broadband service provider founded in November 2002 and acquired in June 2015. She is a senior executive with a broad investment background investing in operating companies ranging from start-ups to emerging growth to publicly traded entities and serving as a director of companies in a wide range of industries prior to becoming an entrepreneur. Throughout her career, she has participated in or been responsible for the periodic valuation of both debt and equity portfolios. Ms. Healy graduated from The Florida State University in 1984 with a Bachelor of Science in Finance.	1	None

Name, Address, and Age	Position(s) held with Fund	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held by Director
Interested Directors
Bilal Rashid 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606 Age: 46	Director, Chairman, and Chief Executive Officer	2017 – 2020 (Director) Since 2010; (Chairman and Chief Executive Officer) Since 2014	Mr. Rashid has served as our Chairman of the Board and Chief Executive Officer since 2014. He is also Chairman of the Board, President and Chief Executive Officer of Hancock Park, President and a Senior Managing Director of Orchard First Source Capital, Inc. (“OFSC”) and OFS Advisor, Chief Executive Officer of OFSAM, and a member of OFSAM’s investment and executive committees. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 20 years of experience in investment banking, debt capital markets and investing as it relates to structured credit and corporate credit. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University.	2	Hancock Park Corporate Income, Inc., another BDC managed by OFS Advisor
Jeffrey A. Cerny 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606 Age: 54	Director, Chief Financial Officer and Treasurer	2015 – 2018 (Director) Since 2015 (Chief Financial Officer and Treasurer) Since 2014 2011 – 2014 (Secretary)	Jeffrey A. Cerny has served as our Chief Financial Officer and Treasurer since 2014 and previously served as our Secretary from 2011 to 2014. Mr. Cerny also serves as the Chief Financial Officer and Treasurer of Hancock Park, the Treasurer and a Senior Managing Director of OFSC and OFS Advisor, as a Vice President of OFSAM, and as a member of OFSAM’s investment and executive committees. Mr. Cerny oversees the finance and accounting functions of OFS	1	None

Name, Address, and Age	Position(s) held with Fund	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held by Director
Capital as well as underwriting, credit monitoring and CLO portfolio compliance for OFS Advisor’s syndicated senior loan business. Prior to joining OFSC in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law.

(1)
The “Fund Complex” includes the Company and Hancock Park Corporate Income, Inc.

Officers Who Are Not Directors
Information regarding the Company’s executive officers who are not directors is as follows:
Name	Age	Position
Mukya S. Porter	42	Chief Compliance Officer
Jeffery S. Owen	52	Chief Accounting Officer
Biographical Information
The following is information concerning the business experience of our board of directors and executive officers. The directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.
Interested Directors
Bilal Rashid has served as our Chairman of the Board and Chief Executive Officer since 2014. He is also Chairman of the Board, President and Chief Executive Officer of Hancock Park Corporate Income, Inc, another BDC managed by OFS Advisor, President and a Senior Managing Director of OFSC and OFS Advisor, Chief Executive Officer of OFSAM, and a member of OFSAM’s investment and executive committees. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 20 years of experience in investment banking, debt capital markets and investing as it relates to structured credit and corporate credit. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University.
Through his years of work in investment banking, capital markets and in sourcing, leading and managing investments, Mr. Rashid has developed expertise and skills that are relevant to understanding the risks and opportunities that the Company faces and which are critical to implementing our strategic goals and evaluating our operational performance.

Jeffrey A. Cerny has served as our Chief Financial Officer and Treasurer since 2014 and previously served as our Secretary from 2011 to 2014. Mr. Cerny also serves as the Chief Financial Officer and Treasurer of Hancock Park Corporate Income, Inc., the Treasurer and a Senior Managing Director of OFSC and OFS Advisor, as a Vice President of OFSAM, and as a member of OFSAM’s investment and executive committees. Mr. Cerny oversees the finance and accounting functions of OFS Capital as well as underwriting, credit monitoring and CLO portfolio compliance for OFS Advisor’s syndicated senior loan business. Prior to joining OFSC in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law. Mr. Cerny’s term as a Class III director will expire in 2018.
Mr. Cerny brings to our board of directors extensive accounting and financial experience and expertise. He is also an experienced investor, including lending, structuring and workouts which makes him an asset to our board of directors. The breadth of his background and experience enables Mr. Cerny to provide unique insight into our strategic process and into the management of our investment portfolio.
Independent Directors
Elaine E. Healy is a co-founder and Managing Partner of NexGen Venture Partners, LLC, dba Aura Wireless, a provider of carrier grade, metro-wide Wi-Fi services. Prior to co-founding NexGen, Ms. Healy was a co-founder, president and chief operating officer of Accel Networks, LLC, a fixed cellular wireless broadband service provider founded in November 2002 and acquired in June 2015. She is a senior executive with a broad investment background investing in operating companies ranging from start-ups to emerging growth to publicly traded entities and serving as a director of companies in a wide range of industries prior to becoming an entrepreneur. Throughout her career, she has participated in or been responsible for the periodic valuation of both debt and equity portfolios. Ms. Healy graduated from The Florida State University in 1984 with a Bachelor of Science in Finance. Ms. Healy’s term as a Class I director will expire in 2019.
Ms. Healy, the chair of our compensation committee, has vast experience in the financial and operational aspects of complex businesses, and her skills gained through service as a president and chief operating officer is essential to our board of directors. She brings to our board a unique perspective on a wide range of investment vehicles, including closed-end funds, SBICs, business development companies and both limited and general partnerships. Ms. Healy’s background has enabled her to cultivate an enhanced understanding of operations and strategy with an added layer of risk management experience that is an important aspect of the composition of our board of directors.
Marc Abrams is the founder and leader (on a semi-retired status) of the public company business sector of SingerLewak LLP, a certified public accounting firm founded in 1995. He has over 40 years of public accounting experience. Mr. Abrams’ expertise includes audits of publicly held companies, initial public offerings, private offerings, corporate reorganizations and acquisitions, evaluating business plans and litigation support. Additionally, Mr. Abrams’ broad practice includes expertise in several industries including technology, life sciences, real estate, retail and franchise, hotels and casinos, and manufacturing. He currently serves on the board of Hancock Park Corporate Income, Inc. and previously served on the board of UnifiedOnline, Inc. (f/k/a IceWEB, Inc.). Mr. Abrams graduated from American University in 1967 with a Bachelor of Science in Accounting. Through 2011, he was an active member of AICPA, the California Society of CPAs and the Los Angeles Venture Association. Mr. Abrams’s term as a Class III director will expire in 2018.
Mr. Abrams, the chair of our audit committee, brings to our board of directors years of accounting expertise. His knowledge of accounting principles, financial reporting rules and regulations, the evaluation of financial results and the oversight of the financial reporting process makes him an asset to our board of directors.

Robert J. Cresci Mr. Cresci has been a managing director of Pecks Management Partners Ltd., an investment management firm, since 1990. He currently serves on the boards of j2 Global, Inc., Luminex Corporation, CIM Commercial Trust Corporation, Presbia PLC and Hancock Park Corporate Income, Inc. Mr. Cresci holds an undergraduate degree in Engineering from the United States Military Academy at West Point and an M.B.A. in Finance from the Columbia University Graduate School of Business.
Mr. Cresci, the chair of our nominating and corporate governance committee, has broad experience in investment strategies, accounting issues and public company matters. His experience on the board of directors of other public companies and his insight on financial and operational issues are particularly valuable to our board of directors.
Executive Officers Who Are Not Directors
Mukya S. Porter currently serves as the Chief Compliance Officer of OFS Capital, Hancock Park Corporate Income, Inc., OFSC, and OFS Advisor, in which capacity she oversees the compliance and risk management functions. Prior to joining OFSC, Ms. Porter served as Deputy Chief Compliance Officer and General Counsel-Compliance of CIM Group, having joined the firm in August 2016 and assumed responsibility for management of the day-to-day responsibilities of CIM’s compliance program. From June 2012 to August 2016, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management, an alternative investment adviser, where she was responsible for oversight of the firm’s code of ethics program and the day-to-day management of an affiliated limited-purpose broker dealer. Prior to Oaktree, Ms. Porter held the position of Vice President and Senior Compliance Officer at Pacific Investment Management Company (“PIMCO”) from 2010 to 2012 and prior to that, from 2004 to 2010, worked, first, as a Vice President in the Legal department at Morgan Stanley Global Wealth Management and, subsequently, as a Vice President of Compliance at Morgan Stanley Investment Management. Ms. Porter received a Bachelor of Science degree, magna cum laude, in Biology from Howard University in 1996 and a J.D. from the University of California, Berkeley School of Law in 2001.
Jeffery S. Owen currently serves as the Chief Accounting Officer of OFS Capital and Hancock Park. Mr. Owen also serves as the Chief Accounting Officer and Controller of OFSC and OFS Advisor. Mr. Owen has over 25 years of experience in public and private accounting. Prior to joining OFSC in November of 2015, Mr. Owen served as Senior Vice President of Corporate Accounting for Northern Trust Corporation. Before joining Northern Trust Corporation in 2010, he held various positions at Aon Corporation, Web Street, Inc., CNA Financial Corporation, and Ernst & Young LLP, a national public accounting firm. Mr. Owen holds a Bachelor of Accountancy from the University of Oklahoma and a Masters of Business Administration, cum laude, from The University of Chicago Graduate School of Business. Mr. Owen is also a Certified Public Accountant and a CFA charterholder.
Compensation of Directors
The following table shows information regarding the compensation received by our independent directors for the fiscal year ended December 31, 2016.
Name	Aggregate Compensation from OFS Capital Corporation	Pension or Retirement Benefits Accrued as Part of Our Expenses(1)	Total Compensation from OFS Capital Corporation Paid to Director
Independent Directors
Elaine E. Healy	$100,000	—	$100,000
Marc Abrams	$100,000	—	$100,000
Robert J. Cresci	$100,000	—	$100,000
Interested Directors
Bilal Rashid	—	—	—
Jeffrey Cerny	—	—	—

(1)
We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

The independent directors receive an annual fee of  $90,000. In addition, the chairman of each committee receives an annual fee of  $10,000 for his or her additional services in this capacity. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

CORPORATE GOVERNANCE
Board Determination of Independence
Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Marketplace Rules provide that a director of a business development company, or BDC, shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the past two years had, a material business or professional relationship with us.
Our board of directors has determined that none of Marc Abrams, Robert J. Cresi and Elaine E. Healy, who currently comprise our audit, compensation and nominating and corporate governance committees, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Nasdaq Marketplace Rules.
In determining the independence of the directors listed above, our board of directors also considered each of the statutory requirements, polices and relationships discussed in “Related-Party Transactions and Certain Relationships” and “Review, Approval or Ratification of Transactions with Related Persons.”
Board Meetings and Attendance
Our board of directors met nine times during the fiscal year ended December 31, 2016, or Fiscal 2016, either in person or by teleconference. During Fiscal 2016, each director attended at least 75% of the aggregate of the total number of board meetings and the total number of meetings held by all committees on which he or she then served.
Director Attendance at Annual Meetings of Stockholders
All of our directors, with the exception of Mr. Cresci, attended the 2016 Annual Meeting, and all of our directors are expected to attend the 2017 Annual Meeting.
Board Leadership Structure; Independent Lead Director
Our board of directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our officers, and approves the engagement, and reviews the performance of, our independent registered public accounting firm.
Our board of directors understands that there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. Consistent with this understanding, the independent directors consider the board’s leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of our operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the board.
Chairman and Chief Executive Officer
The board of directors currently combines the role of Chairman of the Board with the role of Chief Executive Officer (“CEO”), coupled with a Lead Independent Director position to further strengthen the governance structure. Our board of directors believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy.

Moreover, the board of directors believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and CEO.
Specifically:
•
Three of the five current directors of the Company are independent directors;

•
All of the members of the audit committee, compensation committee, and nominating and corporate governance committee and are independent directors;

•
The board of directors and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Rashid and other members of management;

•
The board of directors and its committees regularly conduct meetings that specifically include Mr. Rashid; and

•
The board of directors and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors.

Lead Independent Director
The board of directors has appointed a Lead Independent Director to provide an additional measure of balance, ensure the board’s independence, and enhance the board’s ability to fulfill its management oversight responsibilities. Robert J. Cresci currently serves as the Lead Independent Director. The Lead Independent Director:
•
Presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•
Works with the Chairman of the board in the preparation of the agenda for each board meeting and in determining the need for special meetings of the board;

•
Frequently consults with the Chairman and CEO about strategic policies;

•
Provides the Chairman and CEO with input regarding board meetings;

•
Serves as a liaison between the Chairman and CEO and the independent directors;

•
Consults with the Chairman and CEO on matters relating to corporate governance and board performance; and

•
Otherwise assumes such responsibilities as may be assigned to him by the independent directors.

While we currently do not have a policy mandating an independent lead director, the board believes that at this time, having an independent director fulfill the lead director role is the right approach for the Company. Having a combined Chairman and CEO, coupled with a substantial majority of independent, experienced directors who evaluate the board and themselves at least annually, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.
Board of Directors Role in Risk Oversight
Our management team has the primary responsibility for risk management and must develop appropriate processes and procedures to identify, manage and mitigate risks. Our board, through its oversight role, supervises our risk management activities to ensure that the risk management processes designed and implemented by our executives are adapted to and integrated with the board’s corporate strategy, designed to support the achievement of organizational objectives, functioning as directed and that necessary steps are taken to foster a culture of risk-adjusted decision-making throughout the enterprise.

A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full board of directors in setting our business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for us. Through dedicated sessions focusing entirely on corporate strategy, the full board reviews in detail the company’s short- and long-term strategies, including consideration of significant risks facing the Company and their potential impact.
Our board performs its risk oversight function primarily through: (i) its standing committees, which report to the entire board and are comprised solely of independent directors; and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. For example, management of cybersecurity risks is the responsibility of the full board. Oversight of other risks is delegated to specific committees.
Oversight of our investment activities extends to oversight of the risk management processes employed by OFS Advisor as part of its day-to-day management of our investment activities. The board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of OFS Advisor, as necessary, and periodically requesting the production of risk management reports or presentations. The goal of the board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
We believe that our approach to risk oversight, as described above, optimizes our ability to assess inter-relationships among the various risks, make informed cost-benefit decisions and approach emerging risks in a proactive manner for the Company. We also believe that our risk structure complements our current board leadership structure, as it allows our independent directors, through the three fully independent board committees and otherwise, to exercise oversight of the actions of management in identifying risks and implementing risk management policies and controls. We believe that the role of our Board in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.
Code of Business Conduct
We have adopted a Code of Business Conduct that applies to, among others, our executive officers, including our Principal Executive Officer and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to our Chief Compliance Officer, Mukya S. Porter, at OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Company’s Code of Business Conduct is also available on our website at www.ofscapital.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq Global Select Market listing standards concerning any amendments to, or waivers from, any provision of the code.
If we make any substantive amendments to, or grant a waiver from, a provision of our Code of Business Conduct, we will promptly disclose the nature of the amendment or waiver on our website at www.ofscapital.com as well as file a Form 8-K with the SEC.
Review, Approval or Ratification of Transactions with Related Persons
The Audit Committee of our Board is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Section 16(a) Beneficial Ownership Reporting Compliance
Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.
Corporate Governance Documents
We maintain a corporate governance webpage at the “Governance Documents” link under the “Investor Relations” link at www.ofscapital.com. Our Code of Business Conduct and Board Committee charters are available at our corporate governance webpage at www.ofscapital.com and are also available to any stockholder who requests them by writing to OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary.
Executive Sessions and Communicating with the Board of Directors
The independent directors serving on our board of directors intend to meet in executive sessions at the conclusion of each regularly scheduled meeting of the board of directors, and additionally as needed, without the presence of any directors or other persons who are part of the Company’s management. These executive sessions of our board of directors will be presided over by Mr. Cresci, the Company’s Lead Independent Director.
Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the board of directors (if an independent director), or the lead director (if one is appointed), or otherwise the chairperson of the nominating and corporate governance committee, with advice and assistance from the general counsel and chief compliance officer and, if requested, outside legal counsel, is primarily responsible for monitoring communications from stockholders and for providing copies of summaries of such communications to the other directors as he or she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.
Stockholders who wish to send communications on any topic to the board of directors should address such communications to the OFS Capital Corporation board of directors, c/o Tod K. Reichert, Corporate Secretary, OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606.
Board Meetings and Committees
Our board of directors has established three standing committees — audit, compensation and nominating and corporate governance. Our audit, compensation and nominating and corporate governance committees each operate under a charter that has been approved by our board of directors. Current copies of the audit, compensation and nominating and corporate governance committee charters are posted in the Corporate Governance section of our website located at www.ofscapital.com.
Our board of directors has determined that all of the members of each of the board of directors’ standing committees are independent as defined under the rules of the Nasdaq Stock Market, Inc. including, in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

Audit Committee
The audit committee currently consists, and during Fiscal 2016 consisted, of Marc Abrams, Robert J. Cresi and Elaine E. Healy. Mr. Abrams chaired the audit committee during Fiscal 2016 and continues to do so currently. The audit committee held ten meetings in Fiscal 2016. It is anticipated that Mr. Cresci, if re-elected to the board of directors by our stockholders, and Mr. Abrams and Ms. Healy, will continue to serve on the audit committee in 2017. No member of the audit committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our audit committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from such firm;

•
reviewing and discussing with management our annual and quarterly financial statements and related disclosures;

•
monitoring our internal control over financial reporting and disclosure controls and procedures;

•
discussing our risk management processes and procedures, as discussed below under the heading “Board of Directors Role in Risk Oversight”;

•
establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•
meeting independently with our independent registered public accounting firm and management;

•
reviewing and approving or ratifying any related person transactions; and

•
preparing the audit committee report required by SEC rules.

Our board of directors has determined that each of Ms. Healy and Messrs. Abrams and Cresci is an “audit committee financial expert” as defined by applicable SEC rules.
Compensation Committee
The compensation committee currently consists, and during Fiscal 2016 consisted, of Marc Abrams, Robert J. Cresi and Elaine E. Healy. Ms. Healy chaired the compensation committee during Fiscal 2016 and continues to do so currently. The compensation committee held one meeting in Fiscal 2016. It is anticipated that Mr. Cresci, if re-elected to the board of directors by our stockholders, and Mr. Abrams and Ms. Healy, will continue to serve on the compensation committee in 2017. No member of the compensation committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our compensation committee’s responsibilities include:
•
reviewing and approving the reimbursement by the Company of the compensation of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Chief Compliance Officer; and

•
reviewing and recommending for approval by the board of directors the compensation, if any, paid to directors that are not “interested persons” of the company as such term is defined in Section 2(a)(19) of the 1940 Act.

Currently none of the Company’s executive officers are directly compensated by the Company. However, the Company reimburses its administrator for the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under an administration agreement, including an allocable share of the compensation of certain of the Company’s executive officers with finance and compliance responsibilities.

Nominating and Corporate Governance Committee
Our nominating and corporate governance committee currently consists, and during Fiscal 2016 consisted, of Marc Abrams, Robert J. Cresi and Elaine E. Healy. Mr. Cresi chaired the nominating and corporate governance committee during Fiscal 2016 and continues to do so currently. The nominating and corporate governance committee held one meeting in Fiscal 2016. It is anticipated that Mr. Cresci, if re-elected to the board of directors by our stockholders, and Mr. Abrams and Ms. Healy, will continue to serve on the nominating and corporate governance committee in 2017. No member of the nominating and corporate governance committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our nominating and corporate governance committee’s responsibilities include:
•
identifying individuals qualified to become board members;

•
recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•
reviewing and making recommendations to the board of directors with respect to management succession planning; and

•
overseeing an annual evaluation of the board of directors.

The processes and procedures followed by our nominating and corporate governance committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process, Including Diversity Considerations.”
Director Nomination Process, Including Diversity Considerations
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and other members of the board of directors, as applicable.
In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the nominating and corporate governance committee applies the criteria included in its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee.
We believe that our directors and nominee have an appropriate balance of knowledge, experience, attributes, skills and expertise required for our board as a whole and that we have sufficient independent directors to comply with applicable law and regulations. We believe that our directors have a broad range of personal and professional characteristics, including: leadership; management ability; financial experience; the ability to act with integrity and sound judgment; the capacity to demonstrate innovative thinking, consider strategic proposals, assist with the development of our strategic plan and oversee its implementation; the ability to oversee our risk management efforts; and the commitment to preparation for, and attendance at, board and committee meetings.
Our board of directors does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. We believe diversity is important because a variety of viewpoints contribute to an effective decision-making process.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, to the nominating and corporate governance committee, c/o Tod K. Reichert, Corporate Secretary, OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth under Article I, Section 1,12, “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” in our bylaws and that are described in this proxy statement under the heading “Submission of Stockholder Proposals.”
At the Annual Meeting, stockholders will be asked to consider the election of one independent director, Robert J. Cresci, and one interested director, Bilal Rashid, each of whom is standing for re-election.
Compensation of Executive Officers
None of our officers receives direct compensation from us. Mr. Rashid, our Chief Executive Officer, Mr. Cerny, our Chief Financial Officer, Mr. Owen, our Chief Accounting Officer, and Ms. Porter, our Chief Compliance Officer, are paid by OFSC, subject to reimbursement by us, pursuant to the Administration Agreement, for an allocable portion of such compensation for services rendered by such persons to us. To the extent that OFS Services outsources any of its functions under the Administration Agreement to OFSC under the Staffing Agreement, we will pay the fees associated with such functions on a direct basis without incremental profit to OFS Services.

PORTFOLIO MANAGEMENT
The Advisor Investment Committees, which includes the Pre-Allocation Investment Committee, CLO Investment Committee and Middle-Market Investment Committee, are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients.
The purpose of the Middle-Market Investment Committee is to evaluate and approve our prospective investments, subject at all times to the oversight of our board of directors. The Middle-Market Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Mark Hauser and Bilal Rashid, is responsible for the evaluation and approval of all the investments made by us. The members of the Middle-Market Investment Committee are our portfolio managers who are primarily responsible for the day-to-day management of the portfolio. The Middle-Market Investment Committee is supported by a team of analysts and investment professionals.
The process employed by the Advisor Investment Committees, including the Middle-Market Investment Committee, is intended to bring the diverse experience and perspectives of the committee members to the investment process. The Middle-Market Investment Committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The Middle-Market Investment Committee also determines appropriate investment sizing and implements ongoing monitoring requirements of our investments.
In certain instances, management may seek the approval of our board of directors prior to the making of an investment. In addition to reviewing investments, the meetings of the Middle-Market Investment Committee serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with members of the Middle-Market Investment Committee early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members in working efficiently.
None of the members of the Middle-Market Investment Committee are employed by us or receive any direct compensation from us. All of the Middle-Market Investment Committee members have ownership and financial interests in, and may receive compensation and/or profit distributions from, OFSAM, the parent company of OFS Advisor, and/or its subsidiaries. These individuals receive compensation from OFS Advisor that includes an annual base salary, an annual discretionary bonus and a portion of the distributions made by OFS Advisor, a portion of which relates to the incentive fee or carried interest earned by OFS Advisor in connection with its services to us. See “Control Persons and Principal Stockholders” for additional information about equity interests held by certain of these individuals.
Messrs. Rashid and Cerny also perform a similar role for four other pooled investment vehicles, with a total amount of approximately $1.2 billion of assets under management as of March 31, 2017 from which OFS Advisor and OFSAM may receive incentive fees. See “Related-Party Transactions and Certain Relationships” for a description of OFS Advisor’s allocation policy governing allocations of investments among us and other investment vehicles with similar or overlapping strategies, as well as a description of certain other relationships between us and OFS Advisor. See “Prospectus Summary —  Conflicts of Interest” and “Risk Factors — We have potential conflicts of interest related to obligations that OFS Advisor or its affiliates may have to other clients” for a discussion of potential conflicts of interests.

Information regarding the Middle-Market Investment Committee is as follows:
Name(1)	Age	Position
Richard S. Ressler	58	Chairman of OFSAM, Chairman of Advisor Investment Committees
Jeffrey A. Cerny	54	Senior Managing Director of OFSC and OFS Advisor
Mark S. Hauser	59	Senior Managing Director of OFSC and OFS Advisor
Bilal Rashid	46	Senior Managing Director of OFSC and OFS Advisor

(1)
The address for each member of the Advisor Investment Committee is c/o OFS Capital Corporation, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606. None of these individuals beneficially own any of our equity securities.

Members of the Advisor Investment Committee Who Are Not Our Directors or Executive Officers
Richard S. Ressler is the founder and President of Orchard Capital Corp. (“Orchard Capital”), a firm that provides consulting and advisory services to companies in which Orchard Capital or its affiliates invest. Through his affiliation with Orchard Capital, Mr. Ressler serves in various senior capacities with, among others, CIM Group, L.P. (together with its affiliates, “CIM”), a real estate and infrastructure investment and management company, and OFSAM. Mr. Ressler also serves as a board member for various public and private companies in which Orchard Capital or its affiliates invest, including as chairman of j2 Global, Inc. (Nasdaq “JCOM”) and a director of Presbia PLC (Nasdaq “LENS”), and that are advised by CIM, including as chairman of CIM Commercial Trust Corporation (Nasdaq “CMCT”). Mr. Ressler co-founded CIM in 1994 and, through an agreement with Orchard Capital, chairs its investment, allocation and asset management committees and serves on its credit committee. CIM is a full service urban real estate and infrastructure fund manager with in-house research, acquisition, investment, development, finance, leasing and management capabilities. CIM Investment Advisors, LLC, an affiliate of CIM, is registered with the United States Securities and Exchange Commission as a registered investment adviser.
Mr. Ressler co-founded the predecessor of OFSAM in 2001 and, through an agreement with Orchard Capital, chairs its executive committee. Mr. Ressler served as Chairman and CEO of JCOM from 1997 to 2000 and, through an agreement with Orchard Capital, currently serves as its non-executive Chairman. Mr. Ressler has served as a director of LENS since January 2015 and as chairman of CMCT since 2014. Prior to founding Orchard Capital, from 1988 until 1994, Mr. Ressler co-founded and served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE “VGR”) and served in various capacities at VGR and its subsidiaries. Prior to VGR, Mr. Ressler was with Drexel Burnham Lambert, Inc., where he focused on merger and acquisition transactions and the financing needs of middle-market companies. Mr. Ressler began his career in 1983 with Cravath, Swaine and Moore, working on public offerings, private placements, and merger and acquisition transactions. Mr. Ressler holds a B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University.
Mark S. Hauser is a Senior Managing Director of OFSC and OFS Advisor and serves as a member of OFSAM’s executive committee. Mr. Hauser co-founded OFS SBIC I, LP, a subsidiary of OFS Capital, in 2009 and the predecessor to Tamarix Capital in the early 1990s, and currently serves as the Managing Director of Tamarix Capital. Prior thereto, he was a Senior Managing Director at Sandell Asset Management, an international multi-strategy alternative asset manager, where he founded and was global head of the firm’s private equity practice as well as a member of its investment committee. Prior to joining Sandell, he was a Managing Director at FdG Associates, a New York-based middle-market private equity fund focused on investing in family owned businesses. Previously, he was a Managing Director at Ocean Capital Corporation, a private international investment banking firm.
Mr. Hauser has served as an officer and on the boards of directors of various private and public portfolio companies, both in the U.S. and abroad, and continues to serve on the board of directors of MOKO Social Media Limited, an Australian public company. He began his career as a corporate attorney, practicing in New York, Sydney and London. Mr. Hauser holds a Bachelor of Economics Degree and a Bachelor of Law Degree from Sydney University and a Master of Law Degree from the London School of Economics & Political Science.
The table below shows the dollar range of shares of our common stock to be beneficially owned by the members of the Investment Committee and our investment team.
Name of Portfolio Manager/Investment Support Team	Dollar Range of Equity Securities Beneficially Owned(1)
Richard S. Ressler	None
Jeffrey A. Cerny	None
Mark S. Hauser	None
Bilal Rashid	None

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”

Management and Other Agreements
Investment Advisory Agreement
OFS Advisor is registered as an investment adviser under the Advisers Act. OFS Advisor is a wholly owned subsidiary of OFSAM. Pursuant to the Investment Advisory Agreement with and subject to the overall supervision of our board of directors and in accordance with the 1940 Act, OFS Advisor provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, OFS Advisor:
•
determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•
assists us in determining what securities we purchase, retain or sell;

•
identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•
executes, closes, services and monitors the investments we make.

Management and Incentive Fee
For providing these services, OFS Advisor receives a fee from us, consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity), adjusted for stock issuances and stock purchases, at the end of the two most recently completed calendar quarters. We have excluded from the base management fee calculation any base management fee that would be owed in respect of the intangible asset and goodwill resulting from our acquisitions of the remaining ownership interests in SBIC I LP and SBIC I GP on December 4, 2013. The base management fee is payable quarterly in arrears. Base management fees for any partial quarter are prorated based on the number of days in the quarter.
The incentive fee has two parts. One part (“Part One”) is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. “Pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination and sourcing, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee).

Pre-incentive fee net investment income includes, in the case of investments with a deferred interest or dividend feature (such as original issue discount, or “OID”, debt instruments with PIK interest, equity investments with accruing or PIK dividend, and zero coupon securities), accrued income that we have not yet received in cash.
Pre-incentive fee net investment income does not include any realized gains, realized losses, unrealized capital appreciation or unrealized capital depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized capital losses and unrealized capital depreciation.
Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for OFS Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. There is no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate, and there is no delay of payment if prior quarters are below the quarterly hurdle rate. Pre-incentive fee net investment income fees are prorated for any partial quarter based on the number of days in such quarter.
We pay OFS Advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:
•
no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

•
100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide OFS Advisor with 20.0% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this pre-incentive fee net investment income exceeds 2.5% in any calendar quarter; and

•
20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:
Quarterly Incentive Fee Based on Net Investment Income
The second part (“Part Two”) of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and our aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital

Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year. The Company accrues the Capital Gains Fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive.
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.
The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.
The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investments. Unrealized capital appreciation is accrued, but not paid until said appreciation is realized. We accrue the Capital Gains Fee if, on a cumulative basis, the sum of the net realized capital gains (and losses) plus net unrealized appreciation (and depreciation) is positive. OFS Advisor has excluded from the Capital Gains Fee calculation the realized gain with respect to the step acquisitions resulting from the SBIC Acquisition. The Capital Gains Fee for any partial year is prorated based on the number of days in such year.
The base management fee is payable quarterly in arrears and was $4.5 million, $4.9 million, and $2.2 million, for the years ended December 31, 2016, 2015, and 2014, respectively.
Examples of Incentive Fee Calculation
Example 1 — Income Related Portion of Incentive Fee:
Assumptions
•
Hurdle rate(1) = 2.0%

•
Management fee(2) = 0.44%

•
Other estimated expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

(1)
Represents a quarter of the 8.0% annualized hurdle rate.

(2)
Represents a quarter of the 1.75% annualized management fee, which became effective October 31, 2013.

(3)
Excludes estimated offering expenses.

Alternative 1
Additional Assumptions
•
Investment income (including interest, dividends, fees, etc.) = 1.25%

•
Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.61%

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee.
Alternative 2
Additional Assumptions
•
Investment income (including interest, dividends, fees, etc.) = 2.80%

•
Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.16%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.
Incentive Fee	=	100% × “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.5%))
	=	(100% ×(2.16% – 2.0%)) + 0%
	=	100% × 0.16%
	=	0.16%
Alternative 3
Additional Assumptions
•
Investment income (including interest, dividends, fees, etc.) = 3.50%

•
Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.86%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.
Incentive Fee	=	100% × “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.5%))
	=	(100% × (2.5% – 2.0%)) + (20% × (2.86% – 2.5%))
	=	0.5% + (20% × 0.36%)
	=	0.5% + 0.07%
	=	0.57%
Example 2 — Capital Gains Portion of Incentive Fee:
Alternative 1
Assumptions
•
Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•
Year 2: Investment A is sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•
Year 3: FMV of Investment B determined to be $25 million

•
Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:
•
Year 1: None (no sales transactions)

•
Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

•
Year 3: None; $5 million (20% multiplied by $30 million cumulative realized capital gains less $5 million cumulative unrealized capital depreciation) less $6 million (Capital Gains Fee paid in Year 2)

•
Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (Capital Gains Fee paid in Year 2)

Alternative 2
Assumptions
•
Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•
Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•
Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•
Year 4: FMV of Investment B determined to be $35 million

•
Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:
•
Year 1: None (no sales transactions)

•
Year 2: $5 million (20% multiplied by $30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

•
Year 3: $1.4 million; $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains on Investment A and Investment C less $3 million cumulative unrealized capital depreciation on Investment B)) less $5 million (Capital Gains Fee paid in Year 2)

•
Year 4: $0.6 million; $7 million (20% multiplied by $35 million (cumulative realized capital gains on Investment A and Investment C)) less $6.4 million (cumulative Capital Gains Fee paid in all prior years)

•
Year 5: None; $5 million (20% multiplied by $25 million ($35 million cumulative realized capital gains on Investments A and C less $10 million realized capital losses on Investment B)) less $7 million (cumulative Capital Gains Fee paid in all prior years))

Payment of Our Expenses
Our primary operating expenses include interest expense due under Small Business Administration (“SBA”) debentures, the payment of fees to OFS Advisor under the Investment Advisory Agreement, professional fees, and our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below. Additionally, we will pay interest expense on any outstanding debt under any new credit facility or other debt instrument we may enter into. We bear all other out-of-pocket costs and expenses of our operations and transactions, whether incurred by us directly or on our behalf by a third party, including:
•
the cost of calculating our net asset value, including the cost of any third-party valuation services;

•
the cost of effecting sales and repurchases of shares of our common stock and other securities;

•
fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•
transfer agent and custodial fees;

•
out-of-pocket fees and expenses associated with marketing efforts;

•
federal and state registration fees and any stock exchange listing fees;

•
U.S. federal, state and local taxes;

•
independent directors’ fees and expenses;

•
brokerage commissions;

•
fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•
direct costs, such as printing, mailing and long-distance telephone;

•
fees and expenses associated with independent audits and outside legal costs;

•
costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

•
other expenses incurred by either OFS Services or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion (subject to the review and approval of our board of directors) of salaries and overhead.

Duration and Termination
Unless terminated earlier as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by OFS Advisor and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice. See “Item 1A. Risk Factors — Risks Related to our Business and Structure — We are dependent upon the OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFS and its affiliates.”
Administration Agreement
Pursuant to the Administration Agreement, OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, and bookkeeping and record keeping services at such facilities. Under the Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, OFS Services would provide managerial assistance on our behalf to certain portfolio companies that accept our offer to provide such assistance. Payments under the Administration Agreement are equal to an amount based upon our allocable portion (subject to the review and approval of our board of directors) of OFS Services’ overhead in performing its obligations under the Administration Agreement, including rent, information technology, and our allocable portion of the cost of our officers, including our chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, and their respective staffs. The Administration Agreement may be renewed annually with the approval of our board of directors, including a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that OFS Services outsources any of its functions we pay the fees associated with such functions at cost without incremental profit to OFS Services.
Administration fee expense was $1.3 million, $1.6 million, and $1.2 million, for the years ended December 31, 2016, 2015, and 2014, respectively.
Indemnification
The Investment Advisory Agreement and the Administration Agreement both provide that OFS Advisor, OFS Services and their affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the

Investment Advisory Agreement or the Administration Agreement, except where attributable to willful misfeasance, bad faith or gross negligence in the performance of such person’s duties or reckless disregard of such person’s obligations and duties under the Investment Advisory Agreement or the Administration Agreement.
Board Approval of the Investment Advisory and Administrative Agreements
Our board, including our independent directors, approved the Investment Advisory Agreement at a meeting held on April 7, 2017. In reaching a decision to approve the investment advisory agreement, the board of directors reviewed a significant amount of information and considered, among other things:
•
the nature, quality and extent of the advisory and other services to be provided to us by OFS Advisor;

•
the fee structures of comparable externally managed BDCs that engage in similar investing activities;

•
our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;

•
any existing and potential sources of indirect income to OFS Advisor from its relationship with us and the profitability of that relationship, including through the Investment Advisory Agreement;

•
information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; and

•
the organizational capability and financial condition of OFS Advisor and its affiliates.

Based on the information reviewed and the discussion thereof, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement as being in the best interests of our stockholders.
Our board also reviewed services provided under the Administrative Agreement, and approved its renewal at the April 7, 2017 meeting.
Staffing Agreement
We do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of the OFS senior professionals to achieve our investment objective. OFS Advisor is a subsidiary of OFSAM and depends upon access to the investment professionals and other resources of OFSAM and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. OFS Advisor also depends upon OFSAM to obtain access to deal flow generated by the professionals of OFSAM and its affiliates. Under the Staffing Agreement between OFSC and OFS Advisor, OFSC provides OFS Advisor with the resources necessary to fulfill these obligations. The Staffing Agreement provides that OFSC make available to OFS Advisor experienced investment professionals and access to the senior investment personnel of OFSC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of the Advisor Investment Committees serve in such capacity (including Mr. Ressler, who is currently the Chairman of the Middle-Market Investment Committee).
The Staffing Agreement is renewable by the parties thereto on an annual basis. Services under the Staffing Agreement are provided to OFS Advisor on a direct cost reimbursement basis, and such fees are not our obligation.
OFSC also has entered into a staffing and corporate services agreement with OFS Services. Under this agreement, OFSC makes available to OFS Services experienced investment professionals and access to the administrative resources of OFS Services.

License Agreement
We have entered into a license agreement with OFSAM under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.” Under this agreement, we have a right to use the “OFS” name for so long as OFS Advisor or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “OFS” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with OFS Advisor is in effect.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
We have entered into agreements with OFS Advisor and its affiliates in which certain members of our senior management have ownership and financial interests.
Investment Advisory and Management Agreement
We have entered into an Investment Advisory and Management Agreement with OFS Advisor and will pay OFS Advisor a base management fee and incentive fee. The incentive fee will be computed and paid on income that we may not yet have received in cash. This fee structure may create an incentive for OFS Advisor to invest in certain types of securities. Additionally, we rely on investment professionals from OFS Advisor to assist our board with the valuation of our portfolio investments. OFS Advisor’s base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of OFS Advisor are involved in the valuation process for our portfolio investments. In addition, the incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to cause us to make more speculative investments or increase our debt outstanding more than would be the case in the absence of such compensation arrangement. The base management fee was $1.2 million for the three months ended March 31, 2017. The incentive fee was $1.2 million for the three months ended March 31, 2017, of which, $0.3 million was accrued but not payable as of March 31, 2017.
License Agreement
We have entered into a license agreement with OFSAM under which OFSAM grants us a non-exclusive, royalty-free license to use the name “OFS.”
Administration Agreement
We have entered into an Administration Agreement, pursuant to which OFS Capital Services, LLC (“OFS Services”) furnishes us with office facilities, equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under our Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. Administration fee expense was $0.4 million for the three months ended March 31, 2017.
Staffing Agreements
OFS Advisor is an affiliate of OFSC, with which it has entered into a Staffing and Corporate Services Agreement (the “Staffing Agreement”). Under this agreement, OFSC makes available to OFS Advisor experienced investment professionals and access to the senior investment personnel and other resources of OFSC and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by the professionals of OFSC and its affiliates and commits the members of the Advisor Investment Committees (discussed below) to serve in that capacity. OFS Advisor capitalizes on the significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFSC’s investment professionals.
OFSC also has entered into a Staffing and Corporate Services Agreement with OFS Services. Under this agreement, OFS Services makes available to OFSC the administrative resources of OFS Services.
Investment Committees, Investment Allocation and Transactions with Certain Affiliates
OFS Advisor and its affiliates manage other assets and funds, and may manage other entities in the future, including other BDCs, and these other funds and entities may have similar or overlapping investment strategies. OFS Advisor’s Pre-Allocation Investment Committee, CLO Investment Committee and Middle Market Investment Committee, (the “Middle Market Investment Committee”, and collectively, the “Advisor Investment Committees”), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients. The Middle Market Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Mark Hauser and Bilal

Rashid, along with the investment committee for SBIC I LP (the “SBIC Investment Committee”), which is comprised of Mark Hauser and Bilal Rashid, is responsible for the evaluation and approval of all the investments made by us directly or through our wholly-owned subsidiaries, as appropriate. The Middle Market Investment Committee and SBIC Investment Committee also determine appropriate investment sizing and implement ongoing monitoring requirements of our investments.
Our senior management, members of the Advisor Investment Committees, including members of the Middle Market Investment Committee, the SBIC Investment Committee and other investment professionals from OFSAM or its other affiliates or may serve as officers, directors or principals of  (i) entities that operate in the same or a related line of business as we do, (ii) entities in which we invest or in which we are considering making an investment or (iii) investment funds or other investment vehicles managed by OFS Advisor or its affiliates. Through these and other relationships, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of a company under the policies of the Company or applicable law.
Similarly, OFS Advisor and/or its affiliates have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. An investment opportunity that is suitable for multiple clients of OFS Advisor and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that OFS Advisor’s or its affiliates’ efforts to allocate any particular investment opportunity fairly and equitably among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by OFS Advisor and its affiliates or by members of our investment committees.
Because we have elected to be treated as a BDC under the 1940 Act, we are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which we and one or more of our affiliates are engaging together in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of our independent directors. Additionally, without the approval of the SEC, we are prohibited from engaging in purchases or sales of assets or joint transactions with the following affiliated persons: (a) our officers, directors, and employees; (b) OFS Advisor and its affiliates; and (c) OFSAM or its affiliates.
We may, however, invest alongside OFSAM and its affiliates or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that OFS Advisor, acting on our behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit us to invest in any issuer in which OFSAM and its affiliates or a fund managed by OFSAM or its affiliates has previously invested.
On October 12, 2016, we received exemptive relief from the SEC to permit us to co-invest in portfolio companies with certain other funds managed by OFS Advisor (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Under this allocation policy, if OFS Advisor is actively seeking investments for two or more investment vehicles with similar or overlapping investment strategies, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities under law or in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:
•
investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•
risk and return profile of the investment vehicles;

•
suitability/priority of a particular investment for the investment vehicles;

•
if applicable, the targeted position size of the investment for the investment vehicles;

•
level of available capital for investment with respect to the investment vehicles;

•
total amount of funds committed to the investment vehicles; and

•
the age of the investment vehicles and the remaining term of their respective investment periods, if any.

In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The following table sets forth, as of June 13, 2017 the beneficial ownership of the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 13,328,216 shares of common stock outstanding as of June 13, 2017.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon information furnished by the Company’s transfer agent and other information obtained from such persons, if available.
Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of OFS Capital Corporation as defined in Section 2(a)(19) of the 1940 Act. Unless otherwise indicated, the address of all executive officers and directors is c/o OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606.
Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class	Dollar Range of Equity Securities in the Company(1)(2)
Other
OFSAM(3)	2,946,474	22.1%	N/A
Interested Directors
Bilal Rashid	None	None	N/A
Jeffrey A. Cerny	None	None	N/A
Independent Directors
Marc Abrams	2,215	*	$10,001 – $50,000
Robert J. Cresci	None	None	N/A
Elaine E. Healy	None	None	N/A
Officers Who Are Not Directors
Mukya S. Porter	None	None	N/A
Jeffery S. Owen	None	None	N/A
Officers and Directors as a group (7 persons)	2,215	*

*
Less than 1.0%.

(1)
The dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000. The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of our common stock as reported on The Nasdaq Global Select Market on June 13, 2017, times the number of shares beneficially owned.

(2)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. None of the reported shares held by our directors or officers are pledged as security.

(3)
Information is based on a Schedule 13G/A filed with the SEC on April 11, 2017. OFSAM is owned by Bilal Rashid, Jeffrey A. Cerny and other officers of OFS Capital Management, LLC, the Company’s investment adviser, and its affiliates. OFSAM votes its shares of the Company’s stock as determined by OFSAM’s Executive Committee, which is comprised of Richard Ressler and Mark Hauser, as well as Messrs. Rashid and Cerny. Neither of Messrs. Rashid or Cerny is a beneficial owner of the Company’s shares held by OFSAM for purposes of Section 13(d) of the Exchange Act.

DETERMINATION OF NET ASSET VALUE
The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.
In calculating the value of our investment assets each quarter, we will assess whether a sufficient number of market quotations are available or whether a sufficient number of indicative prices from pricing services or brokers or dealers have been received. Investments for which sufficient market quotations are available will be valued at such market quotations. Otherwise we undertake, on a quarterly basis, a valuation process as described below:
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For each debt investment, a basic credit risk rating review process is completed. The risk rating on every credit facility is reviewed and either reaffirmed or revised by OFS Advisor’s investment committee.

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Each portfolio company or investment is valued by OFS Advisor.

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The preliminary valuations are documented and are then submitted to OFS Advisor’s investment committee for ratification.

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Third-party valuation firm(s) provide valuation services as requested, by reviewing the investment committee’s preliminary valuations. OFS Advisor’s investment committee’s preliminary fair value conclusions on each of our assets for which sufficient market quotations are not readily available is reviewed and assessed by a third-party valuation firm at least once in every 12-month period, and more often as determined by the audit committee of our Board or required by our valuation policy. Such valuation assessment may be in the form of positive assurance, range of values or other valuation method based on the discretion of our Board.

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The audit committee of the Board reviews the preliminary valuations of OFS Advisor’s investment committee and independent valuation firms and, if appropriate, recommends the approval of the valuations by the Board.

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Our Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of OFS Advisor, the audit committee and, where appropriate, the respective independent valuation firm.

See “Risks — A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments.”
We follow ASC Topic 820 for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair values are determined with models or other valuation techniques, valuation inputs, and assumptions market participants would use in pricing an asset or liability. Valuation inputs are organized in a hierarchy that gives the highest priority to prices for identical assets or liabilities quoted in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of inputs in the fair value hierarchy are described below:
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Level 1:   Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.

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Level 2:   Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data.

•
Level 3:   Unobservable inputs for the asset or liability, and situations where there is little, if any, market activity for the asset or liability at the measurement date.

The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
We assess the levels of the investments at each measurement date, and transfers between levels are recognized on the measurement date. All of our investments, which are measured at fair value, were categorized as Level 3 based upon the lowest level of significant input to the valuations. There were no transfers among Level 1, 2 and 3 for the years ended December 31, 2016, 2015, and 2014. The following sections describe the valuation techniques we used to measure different financial instruments at fair value and include the levels within the fair value hierarchy in which the financial instruments are categorized.
Consistent with the policies and methodologies adopted by the Board, we performs detailed valuations of our debt and equity investments, including an analysis of our unfunded loan commitments, using both the market and income approaches as appropriate. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values. We may also engage one or more independent valuation firms(s) to conduct independent appraisals of its investments to develop the range of values, from which we derive a single estimate of value. Under the income approach, we typically prepare and analyzes discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself.
The primary method used to estimate the fair value of our debt investments is the discounted cash flow method. However, if there is deterioration in credit quality or a debt investment is in workout status, we may consider other methods in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The discounted cash flow approach to determine fair value (or a range of fair values) involves applying an appropriate discount rate(s) to the estimated future cash flows using various relevant factors depending on investment type, including the latest arm’s length or market transactions involving the subject security, a benchmark credit spread or other indication of market yields, and company performance. The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment, which may include a weighting factor applied to multiple valuation methods. The determination of fair value using these methodologies may take into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financing transactions subsequent to the acquisition of the investment and anticipated financing transactions after the valuation date.
Under the market approach, we estimate the enterprise value of portfolio companies. Typically, the enterprise value of a private company is based on multiples of EBITDA, net income, revenues, or other relevant basis. The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment, which may include a weighting factor applied to multiple valuation methods. In estimating the enterprise value of a portfolio company, the Company analyzes various factors consistent with industry practice, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, financing transactions subsequent to the acquisition of the investment and anticipated financing transactions after the valuation date.
Application of these valuation methodologies involves a significant degree of judgment by management. Fair values of new investments or investments where an arm’s length transaction occurred in the same security are generally assumed to be equal to their cost for up to three months after their initial purchase.
Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions, or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, we might realize significantly less than the value at which such investment had previously been recorded. The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
Determinations in connection with offerings
In connection with future offering of shares of our common stock, our board of directors or an authorized committee thereof will be required to make a good faith determination that it is not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such determination:
•
the net asset value per share of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•
our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

•
the magnitude of the difference between (i) a value that our board of directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price per share below the then current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of our common stock to ensure that such undertaking has not been triggered.
These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DISTRIBUTION REINVESTMENT PLAN
We have adopted a distribution reinvestment plan that provides for reinvestment of our distributions and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.
No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.
Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
We will use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.
There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.
Stockholders who receive distributions in the form of stock are subject to the same U.S. federal tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator. Such termination will be effective immediately if the participant’s notice is received by the plan administrator not less than 10 days prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution. The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the plan administrator’s Interactive Voice Response System at (800) 937-5449.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.
If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.
General
On November 7, 2012, OFS Capital, LLC converted from a limited liability company to a Delaware Corporation. Under the terms of our certificate of incorporation, our authorized stock consists of 100,000,000 shares of common stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.01 per share. Our common stock is quoted on The Nasdaq Global Select Market under the symbol “OFS.” The table below sets forth our capital stock as of June 13, 2017:
Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.01 par value per share	100,000,000	—	13,328,216
Preferred Stock, $0.01 par value per share	2,000,000	—	—
Common Stock
All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.
Preferred Stock
Our certificate of incorporation authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (a) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, our asset coverage ratio, as defined in the 1940 Act, must equal at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities (which include all of our borrowings and any preferred stock), and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions, although we have no present intent to issue any shares of preferred stock.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (a) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, relating to unlawful payment of distributions or unlawful stock purchases or redemption of stock or (d) for any transaction from which the director derives an improper personal benefit.
Our bylaws provide for the indemnification of any person to the full extent permitted by law as currently in effect or as may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.
Delaware Anti-Takeover Law
The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.
Classified Board of Directors
Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.
Number of Directors; Removal; Vacancies
Our certificate of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to fill vacancies could make it more difficult for a third party to acquire, or discourage a third-party from seeking to acquire, control of us.
Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) by or at the direction of the board of directors, (b) pursuant to our notice of meeting or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only by or at the direction of the board of directors, and provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Action by Stockholders
Under the DGCL, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting, unless the certificate of incorporation provides for stockholder action by less than unanimous written consent (which our certificate of incorporation does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposed until the next annual meeting.
Stockholder Meetings
Our certificate of incorporation and bylaws provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board, the vice chairman of the board, the president, the board of directors or stockholders who own of record a majority of the outstanding shares of each class of stock entitled to vote at the meeting. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.
Conflict with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK
In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.
The 1940 Act currently requires that (i) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on the preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:
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the designation and number of shares of such series;

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the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

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any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

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the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

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the voting powers, if any, of the holders of shares of such series;

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any provisions relating to the redemption of the shares of such series;

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any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

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any conditions or restrictions on our ability to issue additional shares of such series or other securities;

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if applicable, a discussion of certain U.S. federal income tax considerations; and

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any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of distributions to our common stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:
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the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

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the title and aggregate number of such subscription rights;

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the exercise price for such subscription rights (or method of calculation thereof);

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the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

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if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

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the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

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the number of such subscription rights issued to each stockholder;

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the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

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the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

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if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

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the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

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any termination right we may have in connection with such subscription rights offering;

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the terms of any rights to redeem, or call such subscription rights;

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information with respect to book-entry procedures, if any;

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the terms of the securities issuable upon exercise of the subscription rights;

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the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

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if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

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any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.
Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:
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the title and aggregate number of such warrants;

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the price or prices at which such warrants will be issued;

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the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

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if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

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in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

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the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

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whether such warrants will be issued in registered form or bearer form;

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if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

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if applicable, the date on and after which such warrants and the related securities will be separately transferable;

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the terms of any rights to redeem, or call such warrants;

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information with respect to book-entry procedures, if any;

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the terms of the securities issuable upon exercise of the warrants;

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if applicable, a discussion of certain U.S. federal income tax considerations; and

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any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.
Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.
Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the 1940 Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of OFS Capital and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.
A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:
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the designation or title of the series of debt securities;

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the total principal amount of the series of debt securities;

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the percentage of the principal amount at which the series of debt securities will be offered;

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the date or dates on which principal will be payable;

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the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

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the terms for redemption, extension or early repayment, if any;

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the currencies in which the series of debt securities are issued and payable;

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whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

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the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

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the denominations in which the offered debt securities will be issued;

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the provision for any sinking fund;

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any restrictive covenants;

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any Events of Default;

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whether the series of debt securities are issuable in certificated form;

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any provisions for defeasance or covenant defeasance;

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if applicable, U.S. federal income tax considerations relating to original issue discount;

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whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

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any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

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whether the debt securities are subject to subordination and the terms of such subordination;

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the listing, if any, on a securities exchange; and

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any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital. As a business development company, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.”
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book entry only form represented by global securities.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:
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how it handles securities payments and notices;

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whether it imposes fees or charges;

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how it would handle a request for the holders’ consent, if ever required;

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whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

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how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

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if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:
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an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

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an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;

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an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

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an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

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the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

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if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

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an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

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DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

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financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security
If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment when Offices are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):
•
we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•
we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•
we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•
we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•
we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•
on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and

•
any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.
The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:
•
the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•
the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•
the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•
the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:
•
the payment of principal, any premium or interest; or

•
in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:
•
where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•
immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

•
under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;

•
we must deliver certain certificates and documents to the trustee; and

•
we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Approval
First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:
•
change the stated maturity of the principal of or interest on a debt security;

•
reduce any amounts due on a debt security;

•
reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•
adversely affect any right of repayment at the holder’s option;

•
change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•
impair your right to sue for payment;

•
adversely affect any right to convert or exchange a debt security in accordance with its terms;

•
modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•
reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•
reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•
modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•
change any obligation we have to pay additional amounts.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:
•
if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•
if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:
•
for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•
for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•
for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions — Subordination” section below. In order to achieve covenant defeasance, we must do the following:
•
if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•
we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•
we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:
•
if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•
we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions — Subordination.”
Form, Exchange and Transfer of Certificated Registered Securities
Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions — Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of  (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of  (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior indebtedness is defined in the indenture as the principal of  (and premium, if any) and unpaid interest on:
•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•
renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.
The Trustee under the Indenture
U.S. Bank National Association will serve as the trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

REGULATION
We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.
In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.
We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if  (1) our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and (2) our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.
As a BDC, we are required to meet a coverage ratio of the value of total assets to senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. The Company received exemptive relief from the SEC effective November 26, 2013, which allows us to exclude our SBA guaranteed debentures from the definition of senior securities in the statutory 200% asset coverage ratio under the 1940 Act.
Legislation has been introduced in the U.S. House of Representatives intended to revise certain regulations applicable to BDCs. The legislation provides for (i) modifying the asset coverage ratio from 200% to 150%, (ii) permitting BDCs to file registration statements with the U.S. Securities and Exchange Commission that incorporate information from already-filed reports by reference, (iii) utilizing other streamlined registration processes afforded to operating companies, and (iv) allowing BDCs to own investment adviser subsidiaries. There are no assurances as to when the legislation will be enacted by Congress, if at all, or, if enacted, what final form the legislation would take.
We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company, or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses as they will be indirectly responsible for the costs and expenses of such companies. None of our investment policies are fundamental and may be changed without stockholder approval.

Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s assets, as defined by the 1940 Act. The principal categories of qualifying assets relevant to our business are the following:
(a)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

•
is organized under the laws of, and has its principal place of business in, the United States;

•
is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•
satisfies either of the following:

•
does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

•
is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the BDC has an affiliated person who is a director of the eligible portfolio company.

(b)
Securities of any eligible portfolio company which we control.

(c)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(d)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(e)
Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(f)
Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.
The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.
Managerial Assistance to Portfolio Companies
A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (a), (b) or (c) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance, although this may not be the sole method by which the BDC satisfies the requirement to make available managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Temporary Investments
Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets, as defined by the 1940 Act, are qualifying assets or temporary investments. Typically, we invest in highly rated commercial paper, U.S. Government agency notes, and U.S. Treasury bills or repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. OFS Advisor monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Warrants and Options
Under the 1940 Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of OFS Capital and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.
Senior Securities
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to our Business and Structure — Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital. As a BDC, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.”

Codes of Ethics
We and OFS Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available, free of charge, on our website at www.ofscapital.com. You may also read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. In addition, the code of ethics is attached as an exhibit to this registration statement and is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to OFS Advisor. The proxy voting policies and procedures of OFS Advisor are set out below. The guidelines are reviewed periodically by OFS Advisor and our directors who are not “interested persons,” and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we,” “our” and “us” refer to OFS Advisor.
Introduction
As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.
These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities held by our clients. In most cases we will vote in favor of proposals that we believe are likely to increase the economic value of the underlying portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative effect on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.
Our proxy voting decisions are made by those senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that (1) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, we will disclose such conflicts to our client, including with respect to OFS Capital, those directors who are not interested persons and we may request guidance from such persons on how to vote such proxies for their account.
Proxy Voting Records
You may obtain information about how we voted proxies for OFS Capital, free of charge, by making a written request for proxy voting information to: OFS Capital Corporation, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606, Attention: Investor Relations, or by calling OFS Capital Corporation at (847) 734-2060. The SEC also maintains a website at http://www.sec.gov that contains such information.
Privacy Principles
We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to nonpublic personal information about our stockholders to employees of OFS Advisor and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.
Compliance with the Sarbanes-Oxley Act of 2002 and the Nasdaq Global Select Market Corporate Governance Regulations
The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
In addition, The Nasdaq Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.
Exemptive Relief
On November 26, 2013, we received an exemptive order which allows us to exclude SBA guaranteed indebtedness from the definition of senior securities in the statutory 200% asset coverage ratio.
We are generally prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the BDC prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment adviser. Further, the 1940 Act generally prohibits BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the BDC to do so. On October 12, 2016, we received exemptive relief from the SEC to permit us to co-invest in portfolio companies with certain Affiliated Funds in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with the Order. Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, unless under the Order, we only expect to co-invest on a concurrent basis with certain funds advised by OFS Advisor when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. If opportunities arise that would otherwise be appropriate for us and for another fund advised by OFS Advisor to invest in different securities of the same issuer, OFS Advisor will need to decide which fund will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by OFS Advisor has previously invested.

Small Business Investment Company Regulations
As noted above, on December 4, 2013, we acquired the remaining general and limited partnership interests in SBIC I LP, making it a wholly-owned subsidiary. SBIC I LP is an SBIC and must maintain compliance with SBA regulations.
SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid without penalty twice each year on certain dates. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.
SBA regulations currently limit the amount that an SBIC may borrow to up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a leverage commitment from the SBA and has been through an examination by the SBA subsequent to licensing. For two or more SBICs under common control, the maximum amount of outstanding SBA-provided leverage cannot exceed $350 million.
The investments of an SBIC are limited to loans to and equity securities of eligible small businesses. Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller concerns,” as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after U.S. federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative criteria to determine eligibility, which may include, among other things, the industry in which the business is engaged, the number of employees of the business, its gross sales, and the extent to which the SBIC is proposing to participate in a change of ownership of the business. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.
The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending, real estate or investing in companies outside of the United States, and providing funds to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.
The SBA requires that SBICs invest idle funds in accordance with SBA regulations. SBA regulations also include restrictions on a “change of control” or other transfers of limited partnership interests in an SBIC. In addition, SBIC I LP may also be limited in its ability to make distributions to us if it does not have sufficient accumulated net profit, in accordance with SBA regulations.
SBIC I LP is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of the SBIC license and an SBA leverage commitment does not assure that SBIC I LP will receive SBA guaranteed debenture funding, and such funding is dependent upon SBIC I LP’s continuing to be in compliance with SBA regulations and policies.
The SBA, as a creditor, will have a superior claim to the SBIC I LP’s assets over our stockholders in the event that SBIC I LP is liquidated or the SBA exercises its remedies under the SBA debentures issued by SBIC I LP in the event of a default.

Other
We are subject to periodic examination by the SEC for compliance with the Securities Exchange Act of 1934, or the Exchange Act, and the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We and OFS Advisor each have adopted and implemented written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, will review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and have designated a chief compliance officer to be responsible for administering the policies and procedures.
Our internet address is www.ofscapital.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

MATERIAL FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain material United States federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership, and disposition of our common stock, but does not purport to be a complete description of the income tax considerations relating thereto. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, including investors subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, traders in securities that elect to use the mark-to-market method of accounting for securities holdings, United States expatriates, United States persons with a functional currency other than the U.S. dollar, persons that hold notes as part of an integrated investment (including a “straddle”), “controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid United States federal income tax. This summary is limited to beneficial owners of our common stock that will hold such stock as a capital asset (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding our common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state, or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
This summary does not discuss the consequences of an investment in our subscription rights, debt securities, or warrants representing rights to purchase shares of our preferred stock, common stock, or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.
A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for United States federal income tax purposes:
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A citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

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A corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

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A trust if: (i) a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of such trust, or (ii) such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

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An estate, the income of which is subject to United States federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a partnership for United States federal income tax purposes or a U.S. stockholder.
If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership should consult its own tax advisors with respect to the tax considerations to its partners of the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment our shares will depend on the facts of their particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC
We have elected to be taxed as a RIC under Subchapter M of the Code. As a RIC, we are not required to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our otherwise taxable earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements, as described below. In addition, to receive RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income” as defined by the Code (“ICTI”), which is generally our net ordinary income plus our net short-term capital gains in excess of net long-term capital losses, if any (the “Annual Distribution Requirement”). The excess of net long-term capital gains over net short-term capital losses, if any (“Net Capital Gains”), are not a component of the Annual Distribution Requirement, but impacts taxable income if not distributed as discussed below.
Taxation as a RIC
If we:
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maintain our qualification as a RIC; and

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satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our ICTI or Net Capital Gains we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any ICTI or Net Capital Gain not distributed (or deemed distributed) to our stockholders.
We are also subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of  (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year (or, if we so elect, for that calendar year) and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirement”). We may choose to retain a portion of our ordinary income and/or capital gain net income in any year and pay the 4% U.S. federal excise tax on the retained amounts.
In order to maintain our qualification as a RIC for federal income tax purposes, we must, among other things:
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continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

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derive in each taxable year at least 90% of our gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities, or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as such term is defined in the Code (the “90% Income Test”); and

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diversify our holdings so that at the end of each quarter of the taxable year:

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at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our assets and 10% of the outstanding voting securities of such issuer; and

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no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that we control (as determined under applicable tax rules) and that are engaged in the same, similar or related trades or businesses or of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income taxes, franchise taxes, or withholding liabilities.
We are required to recognize ICTI in circumstances in which we have not received a corresponding payment in cash. For example, we hold debt obligations that are treated under applicable tax rules as issued with original issue discount (“OID”) and debt instruments with PIK interest, and we must include in ICTI each year the portion of the OID and PIK interest that accrues for that year (as it accrues over the life of the obligation), irrespective of the fact the cash representing such income is received by us in that taxable year. The continued recognition of non-cash ICTI may cause difficulty in meeting the Annual Distribution Requirement. We may be required to sell investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities to meet this requirement. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
We are required to recognize ICTI in circumstances in which we have not received a corresponding payment in cash. For example, we hold debt obligations that are treated under applicable tax rules as issued with original issue discount (“OID”) and debt instruments with PIK interest, and we must include in ICTI each year the portion of the OID and PIK interest that accrues for that year (as it accrues over the life of the obligation), irrespective of the fact the cash representing such income is received by us in that taxable year. The continued recognition of non-cash ICTI may cause difficulty in meeting the Annual Distribution Requirement. We may be required to sell investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities to meet this requirement. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
Some of the income and fees that we recognize would result in ICTI that would not be “qualifying income” for the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we recognize such income and fees directly or indirectly through one or more entities taxed as corporations for U.S. federal income tax purposes. Such corporations are required to pay U.S. corporate income tax on their earnings, which ultimately reduces our return on such income and fees.
We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
In addition, we will be partially dependent on our subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Some of our subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.
Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise qualify for the dividends received deduction or constitute qualified dividend income as ineligible for such treatment,

(2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be considered “qualifying income” for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.
The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.
A RIC is limited in its ability to deduct expenses in excess of its ICTI If our expenses in a given year exceed gross taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset ICTI, not Net Capital Gains. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.
Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.
If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to federal income tax on our allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax. We intend to to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges. In addition, under recently proposed regulations, income required to be included as a result of a QEF election would not be qualifying income for purposes of the 90% Income Test unless we receive a distribution of such income from the PFIC in the same taxable year to which the inclusion relates.
Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders.

Taxation of U.S. Stockholders
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our ICTI will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. To the extent such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be reported by us as “qualified dividend income,” or Qualifying Dividends, eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term gains, provided certain holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be Qualifying Dividends. Distributions of our Net Capital Gains, properly reported by us as “capital gain dividends”, will be taxable to a U.S. stockholder as long-term capital gains which are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her, or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
We may decide to retain some or all of our Net Capital Gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her, or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her, or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations, or refunded to the extent it exceeds the stockholder’s liability for federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise not required to file a federal income tax return would be required to file a federal income tax return on the appropriate form to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her, or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our ICTI as a “deemed distribution.”
In accordance with certain applicable Treasury regulations and private letter rulings issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, may be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her, or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her, or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her, or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition, in which case the basis of the shares acquired will be adjusted to reflect the disallowed loss.
In general, individual U.S. stockholders currently are subject to a reduced maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with modified adjusted gross incomes in excess of  $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of  $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
We will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.
We may be required to withhold federal income tax, or backup withholding, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.
As discussed in more detail below, under “Taxation of Non-U.S. Stockholders,” U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends and proceeds of sale of our common stock paid after December 31, 2018 if certain disclosure requirements related to U.S. accounts are not satisfied.
Dividend Reinvestment Plan
We have adopted a dividend reinvestment plan through which dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder’s account.
Taxation of Non-U.S. Stockholders
Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.
Distributions of our ICTI to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)
However, no withholding is required with respect to certain distributions if: (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends, and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding.
Actual or deemed distributions of our Net Capital Gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) the Non-U.S. stockholder is an individual that is present in the United States for 183 days or more during the taxable year.
If we distribute our Net Capital Gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Legislation commonly referred to as “FATCA” imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that either fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have U.S. persons as substantial owners), or that reside in jurisdictions that have not entered into intergovernmental agreements with the United States to provide such information. The types of income subject to the tax include U.S. source interest and dividends, and the gross proceeds from the sale of any property that could produce U.S. source interest or dividends paid after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.
A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a RIC
If we are unable to maintain our qualification as a RIC, we will be subject to tax on all of our ICTI and Net Capital Gains at regular corporate rates; we would not receive a dividend deduction for any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income that would, for qualifying non-corporate U.S. stockholders, be eligible for the current 20% maximum rate to the extent of our current and accumulated earnings and profits (subject to limitations under the Code). Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis (reducing that basis accordingly), and any remaining distributions would be treated as a capital gain. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a RIC in a subsequent year.

PLAN OF DISTRIBUTION
We may offer, from time to time, in one or more offerings or series, up to $200.0 million of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities directly or through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.
The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.
In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.
Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
Any underwriters that are qualified market makers on the Nasdaq Global Select Market may engage in passive market making transactions in our common stock on the Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.
We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the Nasdaq Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.
In order to comply with the securities laws of certain states, if applicable, securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association is One Federal Street, 3rd Floor, Boston, MA 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC serves as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 59 Maiden Lane, New York, NY 10038, telephone: (800) 937-5449.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, OFS Advisor is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. OFS Advisor does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While OFS Advisor generally seeks reasonably competitive trade execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, OFS Advisor may select a broker based upon brokerage or research services provided to OFS Advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if OFS Advisor determines in good faith that such commission is reasonable in relation to the services provided. For the years ended December 31, 2016, 2015 and 2014, we did not pay any brokerage commissions.
LEGAL MATTERS
Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP, our independent registered public accounting firm, have audited the consolidated financial statements as of December 31, 2016, 2015 and 2014 and for each of the three years in the period ended December 31, 2016. We have included our financial statements in this prospectus and elsewhere in the registration statement in reliance on such report, given on their authority as experts in accounting and auditing.
CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On April 8, 2014, we dismissed RSM US LLP as our independent registered public accounting firm. During the fiscal year ended December 31, 2013 and through April 8, 2014, there were no disagreements between us and RSM US LLP with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM US LLP, would have caused it to make reference to the subject matter of such disagreements in its reports on the financial statements for such years. Nor were there any “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.
We will file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. We maintain a website at http://www.ofscapitalcorp.com and make all of our periodic and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Index to Financial Statements
OFS Capital Corporation and Subsidiaries

OFS Capital Corporation and Subsidiaries

Consolidated Balance Sheets
(Dollar amounts in thousands, except per share data)
	March 31, 2017	December 31, 2016
	(unaudited)
Assets
Investments, at fair value:
Non-control/non-affiliate investments (amortized cost of $155,090 and $178,279, respectively)	$146,989	$173,219
Affiliate investments (amortized cost of $74,714 and $76,306, respectively)	84,140	81,708
Control investments (amortized cost of $24,661 and $24,722, respectively)	27,182	26,700
Total investments at fair value (amortized cost of $254,465 and $279,307, respectively)	258,311	281,627
Cash and cash equivalents	44,087	17,659
Interest receivable	1,064	1,770
Prepaid expenses and other assets	3,967	3,974
Total assets	$307,429	$305,030
Liabilities
Revolving line of credit	$8,000	$9,500
SBA debentures (net of deferred debt issuance costs of $2,942 and $3,037, respectively)	146,938	146,843
Interest payable	410	1,599
Management and incentive fees payable	2,374	2,119
Administration fee payable	587	435
Payable for investment purchased	2,943	—
Accrued professional fees	656	477
Other liabilities	134	279
Total liabilities	162,042	161,252
Commitments and Contingencies (Note 7)
Net assets
Preferred stock, par value of $0.01 per share, 2,000,000 shares authorized, -0- shares issued and outstanding as of March 31, 2017, and December 31, 2016, respectively	$—	$—
Common stock, par value of $0.01 per share, 100,000,000 shares authorized, 9,703,216 and 9,700,297 shares issued and outstanding as of March 31, 2017, and December 31, 2016, respectively	97	97
Paid-in capital in excess of par	134,359	134,300
Accumulated undistributed net investment income	6,786	6,731
Accumulated undistributed net realized gain	299	330
Net unrealized appreciation on investments	3,846	2,320
Total net assets	145,387	143,778
Total liabilities and net assets	$307,429	$305,030
Number of shares outstanding	9,703,216	9,700,297
Net asset value per share	$14.98	$14.82

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Operations (unaudited)
(Dollar amounts in thousands, except per share data)
	Three Months Ended March 31,
	2017	2016
Investment income
Interest income:
Non-control/non-affiliate investments	$4,841	$4,736
Affiliate investments	1,878	1,686
Control investment	562	341
Total interest income	7,281	6,763
Dividend income:
Non-control/non-affiliate investments	83	28
Affiliate investments	390	529
Control investments	33	—
Total dividend income	506	557
Fee income:
Non-control/non-affiliate investments	156	478
Affiliate investments	58	32
Control investments	33	13
Total fee income	247	523
Total investment income	8,034	7,843
Expenses
Interest expense	1,387	1,308
Management fees	1,192	1,115
Incentive fee	1,181	733
Professional fees	263	314
Administration fee	401	428
General and administrative expenses	270	290
Total expenses	4,694	4,188
Net investment income	3,340	3,655
Net realized and unrealized gain (loss) on investments
Net realized gain on non-control/non-affiliate investments	—	2,566
Net change in unrealized appreciation/depreciation on non-control/non-affiliate investments	(3,041)	(4,092)
Net change in unrealized appreciation/depreciation on affiliate investments	4,024	146
Net change in unrealized appreciation/depreciation on control investment	543	4
Net gain (loss) on investments	1,526	(1,376)
Net increase in net assets resulting from operations	$4,866	$2,279
Net investment income per common share – basic and diluted	$0.34	$0.38
Net increase in net assets resulting from operations per common share – basic and diluted	$0.50	$0.24
Distributions declared per common share	$0.34	$0.34
Basic and diluted weighted average shares outstanding	9,700,329	9,691,183

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Changes in Net Assets (unaudited)
(Dollar amounts in thousands)
	Three Months Ended March 31,
	2017	2016
Increase in net assets resulting from operations:
Net investment income	$3,340	$3,655
Net realized gain on investments	—	2,566
Net change in unrealized appreciation/depreciation on investments	1,526	(3,942)
Net increase in net assets resulting from operations	4,866	2,279
Distributions to stockholders from:
Accumulated net investment income	(3,298)	(3,295)
Accumulated net realized gain	—	—
Total distributions to stockholders	(3,298)	(3,295)
Common stock transactions:
Reinvestment of stockholder distributions	41	15
Net increase in net assets resulting from capital transactions	41	15
Net increase (decrease) in net assets	1,609	(1,001)
Net assets:
Beginning of period	$143,778	$143,012
End of period	$145,387	$142,011
Accumulated undistributed net investment income	$6,786	$4,985
Common stock activity:
Shares issued from reinvestment of stockholder distributions	2,919	1,154
Shares issued and outstanding at beginning of period	9,700,297	9,691,170
Shares issued and outstanding at end of period	9,703,216	9,692,324

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Cash Flows (unaudited)
(Dollar amounts in thousands)
	Three Months Ended March 31,
	2017	2016
Cash flows from operating activities
Net increase in net assets resulting from operations	$4,866	$2,279
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized gain on investments	—	(2,566)
Net change in unrealized appreciation/depreciation on investments	(1,526)	3,942
Amortization of Net Loan Fees	(341)	(376)
Amendment fees collected	—	23
Payment-in-kind interest and dividend income	(697)	(593)
Amortization of deferred debt issuance costs	130	121
Amortization of intangible asset	49	49
Purchase and origination of portfolio investments	(3,139)	(6,502)
Proceeds from principal payments on portfolio investments	31,972	15,868
Proceeds from sale or redemption of portfolio investments	—	2,115
Changes in operating assets and liabilities:
Interest receivable	706	(50)
Interest payable	(1,189)	(1,144)
Management and incentive fees payable	255	(251)
Administration fee payable	152	(60)
Other assets and liabilities	(43)	(59)
Net cash provided by operating activities	31,195	12,796
Cash flows from financing activities
Distributions paid to stockholders	(3,257)	(3,280)
Borrowings under revolving line of credit	5,000	—
Repayments under revolving line of credit	(6,500)	—
Payment of common stock offering costs	(10)	—
Net cash used in financing activities	(4,767)	(3,280)
Net increase in cash and cash equivalents	26,428	9,516
Cash and cash equivalents – beginning of year	17,659	32,714
Cash and cash equivalents – end of year	$44,087	$42,230
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$2,446	$2,331
Distributions paid by issuance of common stock	41	15
Accrued common stock offering costs	165	—
See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments (unaudited)
March 31, 2017
(Dollar amounts in thousands)
Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Non-control/Non-affiliate Investments
Armor Holdings II LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		10.25%	(L +9.00%)	12/26/2020	$3,500	$3,470	$3,560	2.4%
AssuredPartners, Inc	Insurance Agencies and Brokerages
Senior Secured Loan		10.00%	(L +9.00%)	10/20/2023	5,000	4,859	5,072	3.5
Avison Young Canada, Inc.	Offices of Real Estate Agents and Brokers
Senior Secured Loan(4)(5)		9.50%	N/A	12/15/2021	4,000	3,927	3,925	2.7
BCC Software, LLC(4)	Custom Computer Programming Services
Senior Secured Loan		9.00%	(L +8.00%)	6/20/2019	7,037	6,963	7,012	4.8
Senior Secured Loan (Revolver)(9)(3)		N/A	(L +8.00%)	6/20/2019	—	(7)	(4)	—
					7,037	6,956	7,008	4.8
Community Intervention Services, Inc.(4)	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan(6)(10)		7.0% cash/ 6.0% PIK	N/A	1/16/2021	8,150	7,639	4,685	3.2
Common equity (Success Fee)(9)					—	—	—	—
					8,150	7,639	4,685	3.2
Confie Seguros Holdings II Co.	Insurance Agencies and Brokerages
Senior Secured Loan		10.25%	(L +9.00%)	5/8/2019	6,850	6,828	6,850	4.7
Elgin Fasteners Group	Bolt, Nut, Screw, Rivet, and Washer Manufacturing
Senior Secured Loan		8.50%	(L +7.25%)	8/27/2018	4,104	4,092	3,642	2.5
Inhance Technologies Holdings LLC	Other Basic Inorganic Chemical Manufacturing
Senior Secured Loan		5.65%	(L +4.50%)	2/7/2018	2,002	1,998	1,988	1.4
Intrafusion Holding Corp.(4)	Other Outpatient Care Centers
Senior Secured Loan(8)		11.27%	(L +6.75%)	9/25/2020	14,250	14,210	14,250	9.8
Jobson Healthcare Information, LLC(4)	Other Professional, Scientific, and Technical Services
Senior Secured Loan(10)		10.13% cash/ 4.55% PIK	(L +12.68%)	7/21/2019	14,876	14,569	12,857	8.8
Warrants (1,056,428 member units)(9)						454	—	—
					14,876	15,023	12,857	8.8
Maverick Healthcare Equity, LLC(4)	Home Health Equipment Rental
Preferred Equity (1,250,000 units)(9)						900	196	0.1
Common Equity (1,250,000 units)(9)						—	—	—
						900	196	0.1
See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2017
(Dollar amounts in thousands)
Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
MN Acquisition, LLC(4)	Software Publishers
Senior Secured Loan		11.65%	(L + 10.50%)	3/17/2022	$4,108	$4,035	$4,035	2.8%
My Alarm Center, LLC(4)	Security Systems Services (except Locksmiths)
Senior Secured Loan		12.00%	(L +11.00%)	7/9/2019	6,750	6,555	4,635	3.2
Preferred Equity (100 Class A units)(9)						203	—	—
Preferred Equity (25 Class A-1 units)(9)						44	—	—
					6,750	6,802	4,635	3.2
MYI Acquiror Limited(5)	Insurance Agencies and Brokerages
Senior Secured Loan		5.75%	(L +4.50%)	5/28/2019	4,686	4,681	4,622	3.2
NVA Holdings, Inc.	Veterinary Services
Senior Secured Loan		8.15%	(L +7.00%)	8/14/2022	743	743	746	0.5
O2 Holdings, LLC(4)	Fitness and Recreational Sports Centers
Senior Secured Loan		10.79%	(L +10.00%)	9/2/2021	10,000	9,921	9,874	6.8
Planet Fitness Midwest LLC(4)	Fitness and Recreational Sports Centers
Subordinated Loan		13.00%	N/A	12/16/2021	5,000	4,957	4,990	3.4
PM Acquisition LLC	All Other General Merchandise Stores
Senior Secured Loan		11.50%	N/A	10/31/2021	6,304	6,246	6,153	4.2
Common equity (499 units)(9)						499	432	0.3
					6,304	6,745	6,585	4.5
Quantum Spatial, Inc.	Other Information Services
Senior Secured Loan		6.75% cash/ 1.0% PIK	(L +6.50%)	8/27/2017	2,449	2,443	2,365	1.6
Ranpak Corp.	Packaging Machinery Manufacturing
Senior Secured Loan		8.25%	(L +7.25%)	10/3/2022	1,333	1,330	1,287	0.9
Security Alarm Financing Enterprises, L.P.(4)	Security Systems Services (except Locksmiths)
Subordinated Loan		14.15%	(L +13.00%)	6/19/2020	12,500	12,391	12,473	8.6
Sentry Centers Holdings, LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		12.48%	(L +11.50%)	7/24/2019	4,205	4,147	4,210	2.9
smarTours, LLC(4)	Tour Operators
Preferred Equity (500,000 units)(9)						439	1,116	0.8
See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2017
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Southern Technical Institute, LLC(4)	Colleges, Universities, and Professional Schools
Subordinated Loan		9.15% cash/ 4.0% PIK	(L +12.00%)	12/2/2020	$3,468	$3,387	$3,267	2.2%
Preferred Equity (1,764,720 units), 15.75% PIK(9)						2,016	2,062	1.4
Warrants (2,174,905 units)(9)						46	234	0.2
					3,468	5,449	5,563	3.8
Stancor, L.P.(4)	Pump and Pumping Equipment Manufacturing
Senior Secured Loan		9.98%	(L +9.00%)	8/19/2019	9,155	9,117	9,012	6.2
Preferred Equity (1,250,000 units), 8% PIK(7)(9)						1,501	844	0.6
					9,155	10,618	9,856	6.8
TravelCLICK, Inc.	Computer Systems Design and Related Services
Senior Secured Loan		8.75%	(L +7.75%)	11/8/2021	4,000	3,885	3,968	2.7
United Biologics Holdings, LLC(4)	Medical Laboratories
Senior Secured Loan(10)		12.0% cash/ 2.0% PIK	N/A	4/30/2018	4,209	4,147	4,158	2.9
Subordinated Loan(9)		8.0% PIK	N/A	4/30/2019	7	7	6	—
Preferred Equity (151,787 units)(9)						9	20	—
Warrants (29,374 units)(9)						82	95	0.1
					4,216	4,245	4,279	3.0
VanDeMark Chemical Inc.	Other Basic Inorganic Chemical Manufacturing
Senior Secured Loan		6.50%	(L +5.25%)	11/30/2017	2,371	2,357	2,352	1.6
Total Non-control/Non-affiliate Investments					151,057	155,090	146,989	101.0
Affiliate Investments
All Metals Holding, LLC(4)	Metal Service Centers and Other Metal Merchant Wholesalers
Senior Secured Loan		12.0% cash/ 1.0% PIK	N/A	12/28/2021	12,899	12,203	12,845	8.8
Common Equity (637,954 units)(9)						565	1,544	1.1
					12,899	12,768	14,389	9.9
Contract Datascan Holdings, Inc.(4)	Office Machinery and Equipment Rental and Leasing
Subordinated Loan		12.00%	N/A	2/5/2021	8,000	7,981	7,997	5.5
Preferred Equity (3,061 shares), 10% PIK(9)						3,935	5,552	3.8
Common Equity (11,273 shares)(9)						104	613	0.4
					8,000	12,020	14,162	9.7
See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2017
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Intelli-Mark Technologies, Inc.(4)	Other Travel Arrangement and Reservation Services
Senior Secured Loan(10)		13.00%	N/A	11/23/2020	$8,750	$8,686	$8,925	6.2%
Common Equity (2,553,089 shares)(9)						1,500	2,186	1.5
					8,750	10,186	11,111	7.7
Master Cutlery, LLC(4)	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan		13.00%	N/A	4/17/2020	4,717	4,699	4,334	3.0
Preferred Equity (3,723 units), 5% cash, 3% PIK(7)(9)						3,483	70	—
Common Equity (15,564 units)(9)						—	—	—
					4,717	8,182	4,404	3.0
NeoSystems Corp.(4)	Other Accounting Services
Subordinated Loan		10.50% cash/ 2.75% PIK	N/A	8/13/2019	2,112	2,103	2,010	1.4
Preferred Equity (521,962 convertible shares), 10% PIK(9)						1,289	1,299	0.9
					2,112	3,392	3,309	2.3
Pfanstiehl Holdings, Inc.(4)	Pharmaceutical Preparation Manufacturing
Subordinated Loan		10.50%	N/A	9/29/2021	3,788	3,829	3,772	2.6
Common Equity (400 shares)						217	5,338	3.7
					3,788	4,046	9,110	6.3
Strategic Pharma Solutions, Inc.(4)	Other Professional, Scientific, and Technical Services
Senior Secured Loan		11.43%	(L +10.00%)	12/18/2020	8,411	8,349	8,368	5.8
Preferred Equity (1,191 units), 6% PIK(9)						1,943	6,163	4.2
					8,411	10,292	14,531	10.0
TRS Services, LLC(4)	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Senior Secured Loan		9.75% cash/ 1.0% PIK	(L +9.75%)	12/10/2019	9,808	9,625	9,707	6.7
Preferred Equity (329,266 Class AA units), 15% PIK(9)						359	367	0.3
Preferred Equity (3,000,000 Class A units), 11% PIK(9)						3,272	3,050	2.1
Common Equity (3,000,000 units)(9)						572	—	—
					9,808	13,828	13,124	9.1
Total Affiliate Investments					58,485	74,714	84,140	58.0

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2017
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Control Investments
Malabar International(4)	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Subordinated Loan		11.25% cash/ 2.0% PIK	N/A	11/13/2021	$7,655	$7,678	$7,733	5.3%
Preferred Stock (1,644 shares), 6% cash						4,283	6,354	4.4
					7,655	11,961	14,087	9.7
MTE Holding Corp.(4)	Travel Trailer and Camper Manufacturing
Senior Secured Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		12.50%	(L +11.50%)	11/25/2020	9,702	9,631	9,646	6.6
Common Equity (554 shares)						3,069	3,449	2.4
					9,702	12,700	13,095	9.0
Total Control Investment					17,357	24,661	27,182	18.7
Total Investments					$226,899	$254,465	$258,311	177.7%

(1)
Equity ownership may be held in shares or units of companies affiliated with the portfolio company.

(2)
The majority of investments that bear interest at a variable rate are indexed to LIBOR (L), and reset monthly, quarterly, or semi-annually. Approximately 50% of the Company’s LIBOR referenced investments are subject to an interest rate floor. For each investment, the Company has provided the spread over the reference rate and current interest rate in effect at March 31, 2017. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.

(3)
The negative fair value is the result of the unfunded commitment being below par.

(4)
Investments held by OFS SBIC I, LP. All other investments pledged as collateral under the PWB Credit Facility.

(5)
Non-qualifying assets under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s assets, as defined under Section 55 of the 1940 Act, at the time of acquisition of any additional non-qualifying assets. As of March 31, 2017, 97.15% of the Company’s assets were qualifying assets.

(6)
Investment was on non-accrual status as of March 31, 2017, meaning the Company has ceased recognizing all or a portion of income on the investment. See Note 2, Non-accrual loans for further details.

(7)
Recognition of PIK dividend income discontinued as of March 31, 2017. See Note 2, Dividend Income for further details.

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2017
(Dollar amounts in thousands)

(8)
The Company has entered into a contractual arrangement with co-lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co-lenders pursuant to a payment waterfall. The reported interest rate of 11.27% at March 31, 2017, includes additional interest of 2.02% per annum as specified under the contractual arrangement among the Company and the co-lenders.

(9)
Non-income producing.

(10)
The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of March 31, 2017:

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 6.00%	13.00% or 7.00%	6.00%
Intelli-Mark Technologies, Inc.	Senior Secured Loan	0% or 2.00%	13.00% or 11.50%	2.00%
Jobson Healthcare Information, LLC	Senior Secured Loan	1.5% or 4.55%	10.13% or 13.18%	4.55%
United Biologics Holdings, LLC	Senior Secured Loan	0% or 2.00%	14.00% or 12.00%	2.00%
See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments (unaudited)
March 31, 2016
(Dollar amounts in thousands)
Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Non-control/Non-affiliate Investments
Accurate Group Holdings, Inc.(4)	Offices of Real Estate Appraisers
Subordinated Loan		13.00%	N/A	8/23/2018	$10,000	$10,032	$10,000	7.0%
Armor Holdings II LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		10.25%	(L +9.00%)	12/26/2020	3,500	3,469	3,496	2.4
AssuredPartners, Inc	Insurance Agencies and Brokerages
Senior Secured Loan		10.00%	(L +9.00%)	10/20/2023	5,000	4,854	5,013	3.5
Avison Young Canada, Inc.	Offices of Real Estate Agents and Brokers
Senior Secured Loan(4)(5)		9.50%	N/A	12/15/2021	4,000	3,923	3,923	2.7
BCC Software, LLC(4)	Custom Computer Programming Services
Senior Secured Loan		9.00%	(L +8.00%)	6/20/2019	5,143	5,105	5,143	3.6
Senior Secured Loan (Revolver)(10)(3)		N/A	(L +8.00%)	6/20/2019	—	(8)	—	—
					5,143	5,097	5,143	3.6
Community Intervention Services, Inc.(4)	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan(6)(11)		7.0% cash/ 6.0% PIK	N/A	1/16/2021	8,030	7,639	5,393	3.8
Confie Seguros Holdings II Co.	Insurance Agencies and Brokerages
Senior Secured Loan		10.25%	(L +9.00%)	5/8/2019	4,000	3,976	3,973	2.8
C7 Data Centers, Inc.(4)	Other Computer Related Services
Senior Secured Loan(9)		12.47%	(L +8.50%)	6/22/2020	14,850	14,738	14,883	10.4
Elgin Fasteners Group	Bolt, Nut, Screw, Rivet, and Washer Manufacturing
Senior Secured Loan		8.50%	(L +7.25%)	8/27/2018	4,104	4,090	3,555	2.5
Inhance Technologies Holdings LLC	Other Basic Inorganic Chemical Manufacturing
Senior Secured Loan		5.50%	(L +4.50%)	2/7/2018	2,032	2,027	2,017	1.4
Intrafusion Holding Corp.(4)	Other Outpatient Care Centers
Senior Secured Loan(8)		11.33%	(L +6.75%)	9/25/2020	14,250	14,207	14,393	10.0
Jobson Healthcare Information, LLC(4)	Other Professional, Scientific, and Technical Services
Senior Secured Loan(11)		10.13% cash/ 4.295% PIK	(L +12.425%)	7/21/2019	14,762	14,423	12,346	8.6
Warrants (1,056,428 member units)(10)						454	—	—
					14,762	14,877	12,346	8.6
See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2016
(Dollar amounts in thousands)
Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Maverick Healthcare Equity, LLC(4)	Home Health Equipment Rental
Preferred Equity (1,250,000 units)(10)						$900	$1,037	0.7%
Common Equity (1,250,000 units)(10)						—	—	—
						900	1,037	0.7
MN Acquisition, LLC(4)	Software Publishers
Senior Secured Loan		10.50%	(L + 9.50%)	8/24/2021	4,989	4,896	4,949	3.4
My Alarm Center, LLC(4)	Security Systems Services (except Locksmiths)
Senior Secured Loan		12.00%	(L +11.00%)	7/9/2019	6,250	6,034	6,260	4.4
Preferred Equity (100 Class A units)(10)						203	205	0.1
Preferred Equity (25 Class A-1 units)(10)						44	36	—
					6,250	6,281	6,501	4.5
MYI Acquiror Limited(5)	Insurance Agencies and Brokerages
Senior Secured Loan		5.75%	(L +4.50%)	5/28/2019	4,686	4,680	4,613	3.2
NHR Holdings, LLC	Other Telecommunications
Senior Secured Loan		5.50%	(L +4.25%)	11/30/2018	2,666	2,652	2,630	1.8
NVA Holdings, Inc.	Veterinary Services
Senior Secured Loan		8.00%	(L +7.00%)	8/14/2022	650	650	651	0.5
O2 Holdings, LLC(4)	Fitness and Recreational Sports Centers
Senior Secured Loan		11.77%	(L +11.00%)	9/2/2021	9,500	9,417	9,430	6.6
PM Acquisition LLC	All Other General Merchandise Stores
Senior Secured Loan		11.50%	N/A	10/31/2021	6,402	6,340	6,340	4.4
Common equity (499 units)(10)						499	499	0.3
					6,402	6,839	6,839	4.7
Planet Fitness Midwest LLC(4)	Fitness and Recreational Sports Centers
Subordinated Loan		13.00%	N/A	12/16/2021	5,000	4,955	4,980	3.5
Quantum Spatial, Inc. (f/k/a Aero-Metric, Inc.)	Other Information Services
Senior Secured Loan		6.75% cash/ 1.0% PIK	(L +6.50%)	8/27/2017	2,440	2,427	2,340	1.6
Ranpak Corp.	Packaging Machinery Manufacturing
Senior Secured Loan		8.25%	(L +7.25%)	10/3/2022	2,000	1,996	1,885	1.3
Security Alarm Financing Enterprises, L.P.(4)	Security Systems Services (except Locksmiths)
Subordinated Loan		14.00%	(L +13.00%)	6/19/2020	12,500	12,382	12,382	8.6
See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2016
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Sentry Centers Holdings, LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		12.40%	(L +11.50%)	7/24/2019	$4,209	$4,145	$4,171	2.9%
smarTours, LLC(4)	Tour Operators
Preferred Equity (500,000 units)(10)						439	1,019	0.7
Southern Technical Institute, LLC(4)	Colleges, Universities, and Professional Schools
Subordinated Loan		9.0% cash/ 4.0% PIK	(L +12.00%)	12/2/2020	3,398	3,330	3,158	2.2
Preferred Equity (1,764,720 units), 15.75% PIK(10)						1,938	1,984	1.4
Warrants (2,174,905 units)(10)						46	—	—
					3,398	5,314	5,142	3.6
Stancor, L.P.(4)	Pump and Pumping Equipment Manufacturing
Senior Secured Loan		9.75%	(L +9.00%)	8/19/2019	9,450	9,407	9,181	6.4
Preferred Equity (1,250,000 units), 8% PIK(10)						1,501	835	0.6
					9,450	10,908	10,016	7.0
TravelCLICK, Inc.	Computer Systems Design and Related Services
Senior Secured Loan		8.75%	(L +7.75%)	11/8/2021	4,000	3,879	3,946	2.7
United Biologics Holdings, LLC(4)	Medical Laboratories
Senior Secured Loan(11)		12.0% cash/ 2.0% PIK	N/A	4/30/2018	4,181	4,106	4,034	2.8
Subordinated Loan(10)		8.0% PIK	N/A	4/30/2019	7	7	6	—
Preferred Equity (151,787 units)(10)						9	20	—
Warrants (29,374 units)(10)						82	114	0.1
					4,188	4,204	4,174	2.9
VanDeMark Chemical Inc.	Other Basic Inorganic Chemical Manufacturing
Senior Secured Loan		6.50%	(L +5.25%)	11/30/2017	2,406	2,386	2,379	1.7
Total Non-control/Non-affiliate Investments					174,405	178,279	173,219	120.6
Affiliate Investments
All Metals Holding, LLC(4)	Metal Service Centers and Other Metal Merchant Wholesalers
Senior Secured Loan		12.0% cash/ 1.0% PIK	N/A	12/28/2021	12,867	12,135	12,865	8.9
Common Equity (637,954 units)(10)						565	1,277	0.9
					12,867	12,700	14,142	9.8
See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2016
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Contract Datascan Holdings, Inc.(4)	Office Machinery and Equipment Rental and Leasing
Subordinated Loan		12.00%	N/A	2/5/2021	$8,000	$7,980	$7,902	5.5%
Preferred Equity (3,061 shares), 10% PIK(10)						3,804	5,421	3.8
Common Equity (11,273 shares)(10)						104	187	0.1
					8,000	11,888	13,510	9.4
Intelli-Mark Technologies, Inc.(4)	Other Travel Arrangement and Reservation Services
Senior Secured Loan(11)		13.00%	N/A	11/23/2020	8,750	8,682	8,841	6.2
Common Equity (2,553,089 shares)(10)						1,500	1,998	1.5
					8,750	10,182	10,839	7.7
Master Cutlery, LLC(4)	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan		13.00%	N/A	4/17/2020	4,741	4,722	4,440	3.1
Preferred Equity (3,723 units), 5% cash, 3% PIK(7)(10)						3,483	954	0.7
Common Equity (15,564 units)(10)						—	—	—
					4,741	8,205	5,394	3.8
NeoSystems Corp.(4)	Other Accounting Services
Subordinated Loan		10.50% cash/ 2.75% PIK	N/A	8/13/2019	4,090	4,070	3,656	2.5
Preferred Equity (521,962 convertible shares), 10% PIK(10)						1,258	1,255	0.9
					4,090	5,328	4,911	3.4
Pfanstiehl Holdings, Inc.(4)	Pharmaceutical Preparation Manufacturing
Subordinated Loan(11)		10.50%	N/A	9/29/2021	3,788	3,832	3,810	2.6
Common Equity (400 shares)						217	6,083	4.2
					3,788	4,049	9,893	6.8
Strategic Pharma Solutions, Inc.(4)	Other Professional, Scientific, and Technical Services
Senior Secured Loan		11.32%	(L +10.00%)	12/18/2020	8,411	8,344	8,383	5.8
Preferred Equity (1,191 units), 6% PIK(10)						1,915	3,026	2.1
					8,411	10,259	11,409	7.9
See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2016
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
TRS Services, LLC(4)	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Senior Secured Loan		9.75% cash/ 1.5% PIK	(L +10.25%)	12/10/2019	$9,807	$9,607	$9,549	6.5%
Preferred Equity (329,266 Class AA units), 15% PIK(10)						346	354	0.2
Preferred Equity (3,000,000 Class A units), 11% PIK(10)						3,170	1,707	1.2
Common Equity (3,000,000 units)(10)						572	—	—
					9,807	13,695	11,610	7.9
Total Affiliate Investments					60,454	76,306	81,708	56.7
Control Investments
Malabar International(4)	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Subordinated Loan		11.25% cash/ 2.0% PIK	N/A	11/13/2021	7,617	7,642	7,683	5.3
Preferred Stock (1,644 shares), 6% cash						4,283	5,868	4.1
					7,617	11,925	13,551	9.4
MTE Holding Corp.(4)	Travel Trailer and Camper Manufacturing
Senior Secured Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		12.50%	(L +11.50%)	11/25/2020	9,804	9,728	9,766	6.8
Common Equity (554 shares)						3,069	3,383	2.4
					9,804	12,797	13,149	9.2
Total Control Investment					17,421	24,722	26,700	18.6
Total Investments					$252,280	$279,307	$281,627	195.9%

(1)
Equity ownership may be held in shares or units of companies affiliated with the portfolio company.

(2)
The majority of investments that bear interest at a variable rate are indexed to LIBOR (L) or Prime (P), and reset monthly, quarterly, or semi-annually. Substantially all of the Company’s LIBOR referenced investments are subject to an interest rate floor. For each investment, the Company has provided the spread over the reference rate and current interest rate in effect at December 31, 2016. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.

(3)
The negative fair value is the result of the unfunded commitment being below par.

(4)
Investments held by OFS SBIC I LP. All other investments pledged as collateral under the PWB Credit Facility.

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2016
(Dollar amounts in thousands)

(5)
Non-qualifying assets under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s assets, as defined under Section 55 of the 1940 Act, at the time of acquisition of any additional non-qualifying assets. As of December 31, 2016, 98.4% of the Company’s assets were qualifying assets.

(6)
Investment was on non-accrual status as of December 31, 2016, meaning the Company has ceased recognizing all or a portion of income on the investment. See Note 2, Non-accrual loans for further details.

(7)
Recognition of PIK dividend income discontinued as of December 31, 2016. See Note 2, Dividend Income for further details.

(8)
The Company has entered into a contractual arrangement with co-lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co-lenders pursuant to a payment waterfall. The reported interest rate of 11.33% at December 31, 2016, includes additional interest of 2.08% per annum as specified under the contractual arrangement among the Company and the co-lenders.

(9)
The Company has entered into a contractual arrangement with co-lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co-lenders pursuant to a payment waterfall. The reported interest rate of 12.47% at December 31, 2016, includes additional interest of 2.97% per annum as specified under the contractual arrangement among the Company and the co-lenders.

(10)
Non-income producing.

(11)
The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of December 31, 2016:

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 6.00%	13.00% or 7.00%	6.00%
Intelli-Mark Technologies, Inc.	Senior Secured Loan	0% or 2.00%	13.00% or 11.50%	2.00%
Jobson Healthcare Information, LLC	Senior Secured Loan	1.50% and 4.295%	10.13% and 12.925%	4.295%
Pfanstiehl Holdings, Inc.	Subordinated Loan	0% or 2.00%	10.50% or% 8.50%	2.00%
United Biologics Holdings, LLC	Senior Secured Loan	0% or 2.00%	14.00% or 12.00%	2.00%
See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)
Note 1. Organization
OFS Capital Corporation, a Delaware corporation, is an externally managed, closed-end, non-diversified management investment company. The Company has elected to be regulated as a BDC under the 1940 Act. In addition, for income tax purposes, the Company has elected to be treated as a RIC under the Code.
The Company’s objective is to provide stockholders with current income and capital appreciation through its strategic investment focus primarily on debt investments and, to a lesser extent, equity investments primarily in middle-market companies principally in the United States. OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company.
In addition, OFS Advisor also serves as the investment adviser for HPCI, a Maryland corporation and a BDC. Hancock Park’s investment objective is similar to that of the Company.
The Company may make investments directly or through SBIC I LP, its investment company subsidiary licensed under the SBA SBIC Program. The SBIC Program is designed to stimulate the flow of capital into eligible businesses. SBIC I LP is subject to SBA regulatory requirements, including limitations on the businesses and industries in which it can invest, requirements to invest at least 25% of its regulatory capital in eligible smaller businesses, as defined under the SBIC Act, limitations on the financing terms of investments, and capitalization thresholds that may limit distributions to the Company; and is subject to periodic audits and examinations of its financial statements.
Note 2. Basis of Presentation and Significant Accounting Policies
Basis of presentation:   The Company prepares its consolidated financial statements in accordance with GAAP, including ASC Topic 946, Financial Services — Investment Companies, the 1940 Act, Articles 6 or 10 of Regulation S-X, and the requirements for reporting on Form 10-Q. In the opinion of management, the consolidated financial statements include all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation have been made. Certain amounts in the prior period financial statements have been reclassified to conform to the current year presentation. These consolidated financial statements and notes thereto should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. The results of operations for any interim period are not necessarily indicative of the results of operations to be expected for the full year.
Principles of consolidation:   The Company consolidates majority-owned, investment company subsidiaries. The Company does not own any controlled operating company whose business consists of providing services to the Company, which would also require consolidation. All intercompany balances and transactions are eliminated upon consolidation.
Fair value of financial instruments:   The Company applies fair value to substantially all of its financial instruments. ASC Topic 820 defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value the investment. Highest priority is given to prices for identical assets quoted in active markets (Level 1) and the lowest priority is given to unobservable valuation inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product, whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market, and the current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Changes to the valuation policy are reviewed by management and the Company’s Board. As the Company’s investments change, markets change, new products develop, and valuation inputs become more or less observable, the Company will continue to refine its valuation methodologies.
See Note 6 for more detailed disclosures of the Company’s fair value measurements of its financial instruments.
Investment classification:   The Company classifies its investments in accordance with the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in those companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of board representation, “Affiliate Investments” are defined as investments in those companies in which the Company owns between 5% and 25% of the voting securities, and “Non-Control/Non-Affiliate Investments” are those that neither qualify as Control Investments nor Affiliate Investments.
Use of estimates:   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.
Reportable segments:   The Company has a single reportable segment and single operating segment structure.
Cash and cash equivalents:   Cash and cash equivalents consist of cash and highly liquid investments not held for resale with original maturities of three months or less. The Company’s cash and cash equivalents are maintained with a member bank of the FDIC and at times, such balances may be in excess of the FDIC insurance limits. Included in cash and cash equivalents was $44,044 and $17,659 held in a US Bank Money Market Deposit Account as of March 31, 2017, and December 31, 2016, respectively.
Revenue recognition:
Interest Income:   Interest income is recorded on an accrual basis and reported as interest receivable until collected. Interest income is accrued daily based on the outstanding principal amount and the contractual terms of the debt investment. Certain of the Company’s investments contain a payment-in-kind interest income provision (“PIK interest”). The PIK interest, computed at the contractual rate specified in the applicable investment agreement, is added to the principal balance of the investment, rather than being paid in cash, and recorded as interest income, as applicable, on the consolidated statements of operations. The Company discontinues accrual of interest income, including PIK interest, when there is reasonable doubt that the interest income will be collected.
Loan origination fees, original issue discount (“OID”), market discount or premium, and loan amendment fees (collectively, “Net Loan Fees”) are recorded as an adjustment to the amortized cost of the investment, and accreted or amortized as an adjustment to interest income over the life of the respective debt investment using a method that approximates the effective interest method. When the Company receives a loan principal payment, the unamortized Net Loan Fees related to the paid principal is accelerated and recognized in interest income.
Further, the Company may acquire or receive equity, warrants or other equity-related securities (“Equity”) in connection with the Company’s acquisition of, or subsequent amendment to, debt investments. The Company determines the cost basis of Equity based on their fair value, and the fair value of debt investments and other securities or consideration received. Any resulting difference between the face amount of the debt and its recorded cost resulting from the assignment of value to the Equity is treated as OID, and accreted into interest income as described above.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Dividend Income:   Dividend income on common stock, generally payable in cash, is recorded at the time dividends are declared. Dividend income on preferred equity securities is accrued as earned. Dividends on preferred equity securities may be payable in cash or in additional preferred securities, and are generally not payable unless declared or upon liquidation. Declared dividends payable in cash are reported as dividend receivables until collected. Dividends payable in additional preferred securities or contractually earned but not declared (“PIK dividends”) are recorded as an adjustment to the cost basis of the investment. The Company discontinues accrual of PIK dividends on preferred equity securities when there is reasonable doubt that the dividend income will be collected. At March 31, 2017, the Company had two preferred equity security (Master Cutlery, LLC and Stancor, L.P.), with an aggregate amortized cost and fair value of  $4,984 and $914, respectively, that the Company discontinued the PIK dividend accrual. At December 31, 2016, the Company had one preferred equity security (Master Cutlery, LLC) with an amortized cost and fair value of  $3,483, and $954, respectively, that the Company discontinued the PIK dividend accrual.
Fee Income:   The Company generates revenue in the form of management, valuation, and other contractual fees, which is recognized as the related services are rendered. In the general course of its business, the Company receives certain fees from portfolio companies which are non-recurring in nature. Such non-recurring fees include prepayment fees on certain loans repaid prior to their scheduled due date, which are recognized as earned when received, and fees for capital structuring services from certain portfolio companies, which are recognized as earned upon closing of the investment.
Net Realized and Unrealized Gain or Loss on Investments:   Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are included in payable for investments purchased on the consolidated balance sheets. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment. Investments are valued at fair value as determined in good faith by Company management under the supervision and review of the Board. After recording all appropriate interest, dividend, and other income, some of which is recorded as an adjustment to the cost basis of the investment as described above, the Company reports changes in the fair value of investments as net changes in unrealized appreciation/depreciation on investments in the consolidated statements of operations.
Non-accrual loans:   When there is reasonable doubt that principal, cash interest, PIK interest, or dividends will be collected, loans or preferred equity investments are placed on non-accrual status and the Company will generally cease recognizing cash interest, PIK interest, Net Loan Fee amortization, or dividend income, as applicable. When an investment is placed on non-accrual status, all interest and dividends previously accrued but not collected, other than PIK interest or dividends that has been contractually added to the adjusted cost basis of the investment prior to the designation date, is reversed against current period interest and dividend income. Interest and dividend payments subsequently received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Interest or dividend accruals and Net Loan Fee amortization are resumed on non-accrual investments only when they are brought current with respect to principal, interest or dividends and when, in the judgment of management, the investments are estimated to be fully collectible as to all principal, interest or dividends. At March 31, 2017 and December 31, 2016 the Company had one loan (Community Intervention Services, Inc.) designated non-accrual with respect to PIK interest and Net Loan Fees with an amortized cost of  $7,639 and $7,639, respectively, and a fair value of  $4,685, and $5,393, respectively.
Income taxes:   The Company has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements, and timely distribute at least 90% of its ICTI to its stockholders. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which generally relieves the Company from U.S. federal income taxes.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Depending on the level of ICTI earned in a tax year, the Company may choose to retain ICTI in an amount less than that which would trigger federal income tax liability under Subchapter M of the Code. However, the Company would be liable for a 4% excise tax on such income. Excise tax liability is recognized when the Company determines its estimated current year annual ICTI exceeds estimated current year distributions.
The Company may utilize wholly-owned holding companies taxed under Subchapter C of the Code when making equity investments in portfolio companies taxed as pass-through entities to meet its source-of-income requirements as a RIC. These “tax blocker” entities are consolidated in the Company’s GAAP financial statements and may result in federal income tax expense with respect to income derived from those investments. Such income, net of applicable federal income tax, is not included in the Company’s tax-basis net investment income until distributed by the holding company, which may result in temporary differences and character differences between the Company’s GAAP and tax-basis net investment income and realized gains and losses. Federal income tax expense from such holding-company subsidiaries is included in general and administrative expenses in the consolidated statements of operations.
The Company evaluates tax positions taken in the course of preparing its tax returns to determine whether they are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold could result in greater and undistributed ICTI, income and excise tax expense, and, if involving multiple years, a re-assessment of the Company’s RIC status. GAAP requires recognition of accrued interest and penalties related to uncertain tax benefits as income tax expense. There were no uncertain income tax positions at March 31, 2017 or December 31, 2016. The current and prior three tax years remain subject to examination by U.S. federal and most state tax authorities.
Distributions:   Distributions to common stockholders are recorded on the declaration date. The timing of distributions as well as the amount to be paid out as a distribution is determined by the Board each quarter. Distributions from net investment income and net realized gains are determined in accordance with the Code. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. Distributions paid in excess of taxable net investment income and net realized gains are considered returns of capital to stockholders.
The Company has adopted a DRIP that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes and the Company declares a cash distribution, then stockholders who have not “opted out” of the DRIP will have their cash distribution automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution.
The Company may use newly issued shares under the guidelines of the DRIP, or the Company may purchase shares in the open market in connection with its obligations under the plan.
Deferred debt issuance costs:   Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. Deferred debt issuance costs are presented as a direct reduction of the related debt liability on the consolidated balance sheets except for deferred debt issuance costs associated with the Company’s line of credit arrangements, which are included in prepaid expenses and other assets on the consolidated balance sheets. Deferred debt issuance costs are amortized to interest expense over the term of the related debt.
Goodwill:   On December 4, 2013, in connection with the SBIC Acquisitions, the Company recorded goodwill of  $1,077, which is included in prepaid expenses and other assets on the consolidated balance sheets. Goodwill is not subject to amortization. Goodwill is evaluated for impairment annually or more frequently if events occur or circumstances change that indicate goodwill may be impaired. There have been no goodwill impairments since the date of the SBIC Acquisitions.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Intangible asset:   On December 4, 2013, in connection with the SBIC Acquisitions, the Company recorded an intangible asset of  $2,500 attributable to the SBIC license. The Company amortizes this intangible asset on a straight-line basis over its estimated useful life of 13 years. The Company expects to incur annual amortization expense of  $195 in each of the years ending December 31, 2025 and $145 in 2026.
The Company tests its intangible asset for impairment if events or circumstances suggest that the asset carrying value may not be fully recoverable. The intangible asset, net of accumulated amortization of  $649 and $600 at March 31, 2017 and December 31, 2016, respectively, is included in prepaid expenses and other assets.
Interest expense:   Interest expense is recognized on an accrual basis.
Concentration of credit risk:   Aside from its debt instruments, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss is minimal.
New Accounting Standards
The following table discusses recently issued ASUs by the FASB adopted by the Company during 2017:
Standard	Description	Period of Adoption	Effect of Adoption on the financial statements
Standards that were adopted
ASU 2017-03, Accounting Changes and Error Corrections (Topic 250) and Investments — Equity Method and Joint Ventures (Topic 323): Amendments to SEC Paragraphs Pursuant to Staff Announcements at the September 22, 2016 and November 17, 2016 EITF Meetings (SEC Update)	Incorporates into the FASB ASC Topic 250, SEC guidance about disclosing, under SEC SAB Topic 11.M, the effect on the financial statements of recently issued accounting standards when adopted, and specifically for ASU 2014-09, ASU 2016-02, and ASU 2016-03. If a registrant does not know or cannot reasonably estimate the impact of adoption of the above standards, the SEC staff expects the registrant to make a statement to that effect. Consistent with SAB Topic 11.M, the SEC staff also expects the registrant to provide qualitative disclosures to help users assess the significance the adoption will have on the financial statements. In addition, conforms the SEC Staff comments included in ASU 2014-01, Investments — Equity Method and Joint Ventures (Topic 323): Accounting for investments in Qualified Affordable Housing Projects. The primary effect of the amendment was to change the reference “effective yield method” to “proportional amortization method”	First Quarter of 2017	No material impact to the Company’s consolidated financial statements

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

The following table discusses recently issued ASUs by the FASB yet to be adopted by the Company:
Standard	Description	Effect of Adoption on the the financial statements
Standards that are not yet adopted
ASU 2014-09, Revenue from Contracts with Customers	Supersedes nearly all existing revenue recognition guidance under GAAP. The core principle of the standard is to recognize revenues to depict the transfer of promised goods or services to customers in an amount that reflects the consideration that is expected to be received for those goods or services. The standard defines a five step process to achieve this core principle. The standard must be adopting using either of the following transition methods: (i) a full retrospective approach reflecting the application of the standard in each prior reporting period with the option to elect certain practical expedients, or (ii) a retrospective approach with the cumulative effect of initially adopting ASU 2014-09 recognized at the date of adoption (which includes additional footnote disclosures)	In August 2015, the FASB issued ASU 2015-14, which defers the effective date of ASU 2014-09, such that the guidance is effective for annual and interim reporting periods beginning after December 15, 2017. Early adoption is not permitted. The Company has completed its initial evaluation phase and has determined the impact of its pending adoption of ASU 2014-09 is not expected to have a material effect on the Company’s consolidated financial statements.
ASU 2016-01, Financial Instruments — Overall	Modifies how entities measure equity investments and present changes in the fair value of financial liabilities. Entities will have to measure equity investments that do not result in consolidation and are not accounted for under the equity method at fair value, and recognize any changes in fair value in net income unless the investments qualify for the new practicality exception. A practicality exception will apply to those equity investments that do not have a readily determinable fair value and do not qualify for the practical expedient to estimate fair value under ASC 820 — Fair Value Measurement, and as such these investments may be measured at cost	Annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years. The Company is required to record its investments at fair value with changes in fair value recognized in net income in accordance with ASC Topic 946, Financial Services — Investment Companies. Therefore, the adoption of ASU 2016-01 is not expected to have a material effect on the Company’s consolidated financial statements

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Standard	Description	Effect of Adoption on the the financial statements
ASU 2016-15, Statement of Cash Flows	Addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows	Annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years and early adoption is permitted. The Company is currently evaluating the impact of this ASU will have on the Company’s consolidated financial position and disclosures.
ASU 2016-19, Technical Corrections and Improvements	Makes minor corrections and clarifications that affect a wide variety of topics in the Accounting Standards Codification, including an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance of that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the Topic 820 amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements	Annual reporting periods beginning after December 15, 2017, including interim periods within those years. Early application is permitted for any fiscal year or interim period for which the entity’s financial statements have not yet been issued. The Company is currently evaluating the impact this ASU will have on the Company’s consolidated financial position or disclosures
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers	Amends certain narrow aspects of ASU 2014-09, including loan guarantee fees, impairment testing of contract costs, provisions for losses on construction-type and production type contracts, advertising costs, scope exception clarifications, and various disclosures	The effective date and transition requirements are the same as the effective date and transition requirements for ASU 2014-09 and is not expected to have a material effect on the Company’s consolidated financial statements.
ASU 2017-04, Intangibles — Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment	Removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying amount of goodwill	Annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early application is permitted. The adoption of ASU 2017-04 is not expected to have a material effect on the Company’s consolidated financial statements.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Standard	Description	Effect of Adoption on the the financial statements
ASU 2017-05, Other Income — Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 620-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets	Defines “insubstance nonfinancial asset”, unifies guidance related to partial sales of nonfinancial assets, eliminates rules specifically addressing sales of real estate, removes exceptions to the financial asset derecognition model, and clarifies the accounting for contributios of nonfinancial assets to joint ventures	The effective date and transition requirements are the same as the effective date and transition requirements for ASU 2014-09 and is not expected to have a material effect on the Company’s consolidated financial statements.
Note 3. OFS Capital WM
OFS Capital WM, a wholly-owned investment company subsidiary, was formed in August 2010 with the limited purpose of holding, acquiring, managing and financing senior secured loan investments to middle-market companies in the United States. On September 28, 2010, the Company became the owner of OFS Capital WM through a transaction in which it transferred eligible loans — or 100% of its participating interest in certain other loans — to OFS Capital WM in exchange for cash and a 100% equity ownership interest in OFS Capital WM. These loans were managed and serviced by MCF Capital Management, LLC (“MCF”) under a loan and security agreement among OFS Capital WM, MCF, Wells Fargo Securities, LLC, and Well Fargo Delaware Trust Company, N.A. (the “Loan and Security Agreement”). MCF charged a management fee of 0.25% per annum of the assigned value of the underlying portfolio investments plus an accrued fee that was deferred until termination of the Loan and Security Agreement on May 28, 2015.
OFS Capital WM Asset Sale and Related Transactions
On May 28, 2015, the Company and OFS Capital WM entered into a Loan Portfolio Purchase Agreement with Madison Capital Funding LLC (“Madison”), an affiliate of MCF, pursuant to which OFS Capital WM sold a portfolio of 20 senior secured debt investments with an aggregate outstanding principal balance of  $67,807 to Madison for cash proceeds of  $67,309 (the “WM Asset Sale”).On May 28, 2015, the total fair value of the debt investments sold, applying the Company’s March 31, 2015 fair value percentages to the principal balances of the respective investments on the sale date, was approximately $66,703. The determination of the fair value of the Company’s investments is subject to the good faith determination by the Company’s board of directors, which is conducted no less frequently than quarterly, pursuant to the Company’s valuation policies and accounting principles generally accepted in the United States.
On May 28, 2015, pursuant to the Loan and Security Agreement, the Company applied $52,414 from the sale proceeds of the WM Asset Sale to pay in full and retire OFS Capital WM’s secured revolving line of credit with Wells Fargo Bank, N.A. (“WM Credit Facility”). As a result of the termination of the WM Credit Facility, the Company wrote-off related unamortized deferred financing closing costs of  $1,216.
On May 28, 2015, in connection with the WM Asset Sale, the Company entered into a Loan Administration Services Agreement with Madison pursuant to which Madison will provide loan servicing and other administrative services to OFS Capital WM with respect to certain of its remaining loan assets. In return for its loan administration services, Madison will receive a quarterly loan administration fee of 0.25% per annum based on the average daily principal balances of the loan assets for such quarter. The Company incurred loan administration fee expense of  $11 and $13 for three months ended March 31, 2017 and 2016, respectively.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Note 4. Related Party Transactions
Investment Advisory and Management Agreement:   OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company pursuant to an Investment Advisory Agreement. The Investment Advisory Agreement was most recently re-approved on April 7, 2017. Under the terms of the Investment Advisory Agreement, which are in accordance with the 1940 Act and subject to the overall supervision of the Company’s Board, OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring investments, and monitoring investments and portfolio companies on an ongoing basis. OFS Advisor is a subsidiary of OFSAM and a registered investment advisor under the Investment Advisers Act of 1940, as amended.
OFS Advisor’s services under the Investment Advisory Agreement are not exclusive to us and OFS Advisor is free to furnish similar services to other entities, including other BDCs affiliated with OFS Advisor, so long as its services to us are not impaired. OFS Advisor also serves as the investment adviser to CLO funds and other assets, including HPCI, a non-traded BDC with an investment strategy similar to the Company.
OFS Advisor receives fees for providing services, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% and based on the average value of the Company’s total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the quarter. OFS Advisor has elected to exclude the value of the intangible asset and goodwill resulting from the SBIC Acquisitions from the base management fee calculation.
The base management fee is payable quarterly in arrears and was $1,192 and $1,115 for the three months ended March 31, 2017 and 2016, respectively.
The incentive fee has two parts. The first part (“Part One”) is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination and sourcing, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement (as defined below) and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest or dividend feature (such as OID, debt instruments with PIK interest, equity investments with accruing or PIK dividend and zero coupon securities), accrued income that the Company has not yet received in cash.
Pre-incentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter. The incentive fee with respect to pre-incentive fee net income is 20.0% of the amount, if any, by which the pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, OFS Advisor receives no incentive fee until the net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up,” 100.0% of the pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, OFS Advisor will receive 20.0% of the pre-incentive fee net investment income.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during such quarter.
The second part (“Part Two”) of the incentive fee (the “Capital Gain Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2012, and equals 20.0% of the Company’s aggregate realized capital gains, if any, on a cumulative basis from the date of the election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation through the end of such year, less all previous amounts paid in respect of the Capital Gain Fee; provided that the incentive fee determined as of December 31, 2012, was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period beginning on the date of the Company’s election to be a BDC and ending December 31, 2012.
The Company accrues the Capital Gain Fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive. If, on a cumulative basis, the sum of net realized capital gains (losses) plus net unrealized appreciation (depreciation) decreases during a period, the Company will reverse any excess Capital Gain Fee previously accrued such that the amount of Capital Gains Fee accrued is no more than 20% of the sum of net realized capital gains (losses) plus net unrealized appreciation (depreciation). OFS Advisor has excluded from the Capital Gain Fee calculation any realized gain with respect to (1) the SBIC Acquisitions, and (2) the WM Asset Sale.
The Company incurred incentive fee expense of  $1,181 and $733 for the three months ended March 31, 2017 and 2016, respectively. Incentive fees for the three months ended March 31, 2017 and 2016, included Part One incentive fees (based on net investment income) of  $898 and $872, respectively, and Part Two incentive fees (based upon net realized and unrealized gains and losses, or capital gains) of  $283 and $(139), respectively.
License Agreement:   The Company entered into a license agreement with OFSAM under which OFSAM has agreed to grant the Company a non-exclusive, royalty-free license to use the name “OFS.”
Administration Agreement:   OFS Services, a wholly-owned subsidiary of OFSAM, furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions, and clerical, bookkeeping and record keeping services at such facilities pursuant to an Administration Agreement. Under the Administration Agreement, OFS Services performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, OFS Services also provides managerial assistance on the Company’s behalf to those portfolio companies that have accepted the Company’s offer to provide such assistance. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion of OFS Services’s overhead in performing its

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

obligations under the Administration Agreement, including, but not limited to, rent, information technology services and the Company’s allocable portion of the cost of its officers, including its chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, and their respective staffs.
Administration fee expense was $401 and $428 for the three months ended March 31, 2017 and 2016, respectively.
Note 5. Investments
As of March 31, 2017, the Company had loans to 38 portfolio companies, of which 76% were senior secured loans and 24% were subordinated loans, at fair value, as well as equity investments in 17 of these portfolio companies. The Company also held an equity investment in two portfolio companies in which it did not hold a debt interest. At March 31, 2017, investments consisted of the following:
	Amortized Cost	Fair Value
Senior secured debt investments	$169,010	$166,060
Subordinated debt investments	54,671	51,267
Preferred equity	23,676	27,093
Common equity and warrants	7,108	13,891
Total	254,465	258,311

At March 31, 2017, all but one of the Company’s investments, with an amortized cost and fair value of $3,927 and $3,925, respectively (domiciled in Canada), were domiciled in the United States. Geographic composition is determined by the location of the corporate headquarters of the portfolio company. The industry compositions of the Company’s portfolio were as follows:
	Amortized Cost		Fair Value
Administrative and Support and Waste Management and Remediation Services
Other Travel Arrangement and Reservation Services	$10,186	4.0%	$11,111	4.3%
Security Systems Services (except Locksmiths)	19,193	7.5	17,108	6.6
Tour Operators	439	0.2	1,116	0.4
Arts, Entertainment, and Recreation
Fitness and Recreational Sports Centers	14,878	5.8	14,864	5.8
Education Services
Colleges, Universities, and Professional Schools	5,449	2.1	5,563	2.2
Finance and Insurance
Insurance Agencies and Brokerages	16,368	6.4	16,544	6.4
Offices of Real Estate Agents and Brokers	3,927	1.5	3,925	1.5
Health Care and Social Assistance
Medical Laboratories	4,245	1.7	4,279	1.7
Other Outpatient Care Centers	14,210	5.7	14,250	5.5
Outpatient Mental Health and Substance Abuse Centers	7,639	3.0	4,685	1.8

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

	Amortized Cost		Fair Value
Information
Other Information Services	2,443	1.0	2,365	0.9
Software Publishers	4,035	1.6	4,035	1.6
Manufacturing
Bolt, Nut, Screw, Rivet, and Washer Manufacturing	4,092	1.6	3,642	1.4
Other Aircraft Parts and Auxiliary Equipment Manufacturing	11,961	4.7	14,087	5.5
Other Basic Inorganic Chemical Manufacturing	4,355	1.7	4,340	1.7
Packaging Machinery Manufacturing	1,330	0.5	1,287	0.5
Pharmaceutical Preparation Manufacturing	4,046	1.6	9,110	3.5
Pump and Pumping Equipment Manufacturing	10,618	4.2	9,856	3.8
Travel Trailer and Camper Manufacturing	12,700	5.0	13,095	5.1
Other Services (except Public Administration)
Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance	13,828	5.4	13,124	5.1
Professional, Scientific, and Technical Services
Computer Systems Design and Related Services	3,885	1.5	3,968	1.5
Custom Computer Programming Services	6,956	2.7	7,008	2.7
Other Accounting Services	3,392	1.3	3,309	1.3
Other Professional, Scientific, and Technical Services	32,932	12.9	35,158	13.6
Veterinary Services	743	0.3	746	0.3
Real Estate and Rental and Leasing
Home Health Equipment Rental	900	0.4	196	0.1
Office Machinery and Equipment Rental and Leasing	12,020	4.7	14,162	5.5
Retail Trade
All Other General Merchandise Stores	6,745	2.7	6,585	2.5
Wholesale Trade
Metal Service Centers and Other Metal Merchant Wholesalers	12,768	5.1	14,389	5.5
Sporting and Recreational Goods and Supplies Merchant Wholesalers	8,182	3.2	4,404	1.7
	$254,465	100.0%	$258,311	100.0%

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

As of December 31, 2016, the Company had loans to 39 portfolio companies, of which 74% were senior secured loans and 26% were subordinated loans, at fair value, as well as equity investments in 17 of these portfolio companies. The Company also held an equity investment in two portfolio companies in which it did not hold a debt interest. At December 31, 2016, investments consisted of the following:
	Amortized Cost	Fair Value
Senior secured debt investments	$182,315	$180,955
Subordinated debt investments	66,591	63,410
Preferred equity	23,293	23,721
Common equity and warrants	7,108	13,541
Total	$279,307	$281,627

At December 31, 2016, all but one of the Company’s investments, with an amortized cost and fair value of  $3,923 and $3,923, respectively (domiciled in Canada), were domiciled in the United States. Geographic composition is determined by the location of the corporate headquarters of the portfolio company. The industry compositions of the Company’s portfolio were as follows:
	Amortized Cost		Fair Value
Administrative and Support and Waste Management and Remediation Services
Other Travel Arrangement and Reservation Services	$10,182	3.6%	$10,839	3.8%
Security Systems Services (except Locksmiths)	18,663	6.7	18,883	6.7
Tour Operators	439	0.2	1,019	0.4
Arts, Entertainment, and Recreation
Fitness and Recreational Sports Centers	14,372	5.1	14,410	5.1
Education Services
Colleges, Universities, and Professional Schools	5,314	1.9	5,142	1.8
Finance and Insurance
Insurance Agencies and Brokerages	13,510	4.8	13,599	4.8
Health Care and Social Assistance
Medical Laboratories	4,204	1.5	4,174	1.5
Other Outpatient Care Centers	14,207	5.2	14,393	5.1
Outpatient Mental Health and Substance Abuse Centers	7,639	2.7	5,393	1.9
Information
Other Information Services	2,427	0.9	2,340	0.8
Other Telecommunications	2,652	0.9	2,630	0.9
Software Publishers	4,896	1.8	4,949	1.8

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

	Amortized Cost		Fair Value
Manufacturing
Bolt, Nut, Screw, Rivet, and Washer Manufacturing	4,090	1.5	3,555	1.3
Other Aircraft Parts and Auxiliary Equipment Manufacturing	11,925	4.3	13,551	4.8
Other Basic Inorganic Chemical Manufacturing	4,413	1.6	4,396	1.6
Packaging Machinery Manufacturing	1,996	0.7	1,885	0.7
Pharmaceutical Preparation Manufacturing	4,049	1.4	9,893	3.5
Pump and Pumping Equipment Manufacturing	10,908	3.9	10,016	3.6
Travel Trailer and Camper Manufacturing	12,797	4.6	13,149	4.7
Other Services (except Public Administration)
Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance	13,695	4.9	11,610	4.1
Professional, Scientific, and Technical Services
Computer Systems Design and Related Services	3,879	1.4	3,946	1.4
Custom Computer Programming Services	5,097	1.8	5,143	1.8
Other Accounting Services	5,328	1.9	4,911	1.7
Other Computer Related Services	14,738	5.3	14,883	5.3
Other Professional, Scientific, and Technical Services	32,750	11.7	31,422	11.2
Veterinary Services	650	0.2	651	0.2
Real Estate and Rental and Leasing
Home Health Equipment Rental	900	0.3	1,037	0.4
Office Machinery and Equipment Rental and Leasing	11,888	4.3	13,510	4.8
Offices of Real Estate Agents and Brokers	3,923	1.4	3,923	1.4
Offices of Real Estate Appraisers	10,032	3.6	10,000	3.6
Retail Trade
All Other General Merchandise Stores	6,839	2.4	6,839	2.4
Wholesale Trade
Metal Service Centers and Other Metal Merchant Wholesalers	12,700	4.5	14,142	5.0
Sporting and Recreational Goods and Supplies Merchant Wholesalers	8,205	3.0	5,394	1.9
	$279,307	100.0%	$281,627	100.0%

Note 6. Fair Value of Financial Instruments
The Company’s investments are valued at fair value as determined in good faith by Company management under the supervision, and review and approval of the Board. These fair values are determined in accordance with a documented valuation policy and a consistently applied valuation process that includes a review of each investment by an independent valuation firm at least once every 12 months.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Each quarter the Company assesses whether sufficient market quotations are available or whether a sufficient number of indicative prices from pricing services or brokers or dealers have been received. Investments for which sufficient market quotations are available are valued at such market quotations. Otherwise, the Company undertakes, on a quarterly basis, a multi-step valuation process as described below:
•
For each debt investment, a basic credit risk rating review process is completed. The risk rating on every credit facility is reviewed and either reaffirmed or revised by OFS Advisor’s investment committee.

•
Each portfolio company or investment is valued by OFS Advisor.

•
The preliminary valuations are documented and are then submitted to OFS Advisor’s investment committee for ratification.

•
Third-party valuation firm(s) provide valuation services as requested, by reviewing the investment committee’s preliminary valuations. OFS Advisor’s investment committee’s preliminary fair value conclusions on each of the Company’s assets for which sufficient market quotations are not readily available is reviewed and assessed by a third-party valuation firm at least once in every 12-month period, and more often as determined by the audit committee of the Company’s Board or required by the Company’s valuation policy. Such valuation assessment may be in the form of positive assurance, range of values or other valuation method based on the discretion of the Company’s Board.

•
The audit committee of the Board reviews the preliminary valuations of OFS Advisor’s investment committee and independent valuation firms and, if appropriate, recommends the approval of the valuations by the Board.

•
The Company’s Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of OFS Advisor, the audit committee and, where appropriate, the respective independent valuation firm.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair values are determined with models or other valuation techniques, valuation inputs, and assumptions market participants would use in pricing an asset or liability. Valuation inputs are organized in a hierarchy that gives the highest priority to prices for identical assets or liabilities quoted in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of inputs in the fair value hierarchy are described below:
Level 1:
Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.

Level 2:
Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data.

Level 3:
Unobservable inputs for the asset or liability, and situations where there is little, if any, market activity for the asset or liability at the measurement date.

The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
The Company assesses the levels of the investments at each measurement date, and transfers between levels are recognized on the measurement date. All of the Company’s investments, which are measured at fair value, were categorized as Level 3 based upon the lowest level of significant input to the valuations. There were no transfers among Level 1, 2 and 3 for the three months ended March 31, 2017 and 2016.
Consistent with the policies and methodologies adopted by the Board, the Company performs detailed valuations of its debt and equity investments, including an analysis on the Company’s unfunded loan commitments, using both the market and income approaches as appropriate. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values. The Company may also engage one or more independent valuation firms(s) to conduct independent appraisals of its investments to develop the range of values, from which the Company derives a single estimate of value. Under the income approach, the Company typically prepares and analyzes discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself.
The primary method used to estimate the fair value of the Company’s debt investments is the discounted cash flow method. However, if there is deterioration in credit quality or a debt investment is in workout status, the Company may consider other methods in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The discounted cash flow approach to determine fair value (or a range of fair values) involves applying an appropriate discount rate(s) to the estimated future cash flows using various relevant factors depending on investment type, including the latest arm’s length or market transactions involving the subject security, a benchmark credit spread or other indication of market yields, and company performance. The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment, which may include a weighting factor applied to multiple valuation methods. The determination of fair value using these methodologies may take into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financing transactions subsequent to the acquisition of the investment and anticipated financing transactions after the valuation date.
The Company changed the primary method used to value certain of its investments, primarily equity investments, as of December 31, 2016, from the income approach to the market approach, principally due to the nature of evidence available under the discounted cash flow method, and to better align with industry practice. The Company may also utilize an income approach when estimating the fair value of its equity securities, either as a primary methodology if consistent with industry practice or if the market approach is otherwise not applicable, or as a supporting methodology to corroborate the fair value ranges determined by the market approach.
Under the market approach, the Company estimates the enterprise value of portfolio companies. Typically, the enterprise value of a private company is based on multiples of EBITDA, net income, revenues, or other relevant basis. The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment, which may include a weighting factor applied to multiple valuation methods. In estimating the enterprise value of a portfolio company, the Company analyzes various factors consistent with industry practice, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, financing transactions subsequent to the acquisition of the investment and anticipated financing transactions after the valuation date.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Application of these valuation methodologies involves a significant degree of judgment by management. Fair values of new investments or investments where an arm’s length transaction occurred in the same security are generally assumed to be equal to their cost (“Transaction Price”) for up to three months after their initial purchase.
Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions, or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company might realize significantly less than the value at which such investment had previously been recorded. The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
The following tables provide quantitative information about the Company’s significant Level 3 fair value inputs to the Company’s fair value measurements as of March 31, 2017, and December 31, 2016. In addition to the techniques and inputs noted in the tables below, according to the Company’s valuation policy, the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The table below is not intended to be exhaustive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.
	Fair Value at March 31, 2017(1)	Valuation technique	Unobservable inputs	Range (Weighted average)
Debt investments:
Senior secured	$137,683	Discounted cash flow	Discount rates	7.11% – 20.00% (12.23%)
	12,857	Enterprise value	EBITDA multiple	7.25x – 7.25x (7.25x)
	4,635	Enterprise value	RMR multiple	40.00x – 40.00x (40.00x)
Subordinated	46,582	Discounted cash flow	Discount rates	11.06% – 18.36% (14.72%)
	4,685	Enterprise value	EBITDA multiple	8.62x – 8.62x (8.62x)
Equity investments:
Preferred equity	27,093	Enterprise value	EBITDA multiples	4.50x – 10.80x (7.64x)
	—	Enterprise value	RMR multiple	40.00x – 40.00x (40.00x)
Common equity and warrants	13,891	Enterprise value	EBITDA multiples	5.00x – 8.62x (6.08x)

(1) Excludes $10,885, $-0-, and $-0-, of senior secured debt investments, subordinated debt investments, and equity investments, respectively, valued at a Transaction Price.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

	Fair Value at December 31, 2016(1)	Valuation technique	Unobservable inputs	Range (Weighted average)
Debt investments:
Senior secured	$149,128	Discounted cash flow	Discount rates	6.70% – 18.71% (12.07%)
	15,901	Enterprise value	EBITDA multiples	7.25% – 7.50% (7.31%)
Subordinated	45,635	Discounted cash flow	Discount rates	10.75% – 21.24% (14.19%)
	5,393	Enterprise value	EBITDA multiples	8.00x – 8.00x (8.00x)
Equity investments
Preferred equity	23,721	Enterprise value	EBITDA multiples	4.50x – 8.50x (6.82x)
Common equity and warrants	13,042	Enterprise value	EBITDA multiples	5.00x – 8.50x (6.07x)

(1)
Excludes $15,926, $12,382, and $499 of senior secured debt investments, subordinated debt investments, and equity investments, respectively, valued at a Transaction Price.

Changes in market credit spreads or the credit quality of the underlying portfolio company (both of which could impact the discount rate), as well as changes in EBITDA/RMR and/or EBITDA/RMR multiples, among other things, could have a significant impact on fair values, with the fair value of a particular debt investment susceptible to change in inverse relation to the changes in the discount rate. Changes in EBITDA/RMR and/or EBITDA/RMR multiples, as well as changes in the discount rate, could have a significant impact on fair values, with the fair value of an equity investment susceptible to change in tandem with the changes in EBITDA/RMR and/or EBITDA/RMR and other multiples, and in inverse relation to changes in the discount rate. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.
The following tables present changes in investments measured at fair value using Level 3 inputs for the three months ended March 31, 2017 and March 31, 2016.
	Three Months Ended March 31, 2017
	Senior Secured Debt Investments	Subordinated Debt Investments	Preferred Equity	Common Equity and Warrants	Total
Level 3 assets, January 1, 2017	$180,955	$63,410	$23,721	$13,541	$281,627
Net change in unrealized appreciation/depreciation on investments	(1,590)	(223)	2,989	350	1,526
Amortization of Net Loan Fees	348	(7)	—	—	341
Capitalized PIK interest, dividends, and fees	213	129	383	—	725
Purchase and origination of portfolio investments	6,082	—	—	—	6,082
Proceeds from principal payments on portfolio investments	(19,948)	(12,024)	—	—	(31,972)
Other	—	(18)	—	—	(18)
Level 3 assets, March 31, 2017	$166,060	$51,267	$27,093	$13,891	$258,311

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

	Three Months Ended March 31, 2016
	Senior Secured Debt Investments	Subordinated Debt Investments	Preferred Equity	Common Equity and Warrants	Total
Level 3 assets, January 1, 2016	$160,437	$64,240	$22,133	$10,486	$257,296
Net realized gain (loss) on investments	—	7	—	2,559	2,566
Net change in unrealized appreciation/depreciation on investments	(1,383)	307	(1,379)	(1,487)	(3,942)
Amortization of Net Loan Fees	249	8	—	—	257
Capitalized PIK interest, dividends, and fees	116	373	301	—	790
Purchase and origination of portfolio investments	5,396	1,135	—	—	6,531
Proceeds from principal payments on portfolio investments	(15,342)	(526)	—	—	(15,868)
Sale and redemption of portfolio investments	—	—		(2,560)	(2,560)
Equity received in connection with purchase of portfolio investments and amendments	(301)	—	203	301	203
Conversion from debt investment to equity investment	—	(1,765)	1,718	47	—
Other	—	—	134	—	134
Level 3 assets, March 31, 2016	$149,172	$63,779	$23,110	$9,346	$245,407

The net change in unrealized appreciation/depreciation for the three months ended March 31, 2017 and 2016 reported in the Company’s consolidated statements of operations attributable to the Company’s Level 3 assets held at those respective period ends was $1,617 and $(821), respectively.
GAAP requires disclosure of the fair value of financial instruments for which it is practical to estimate such value and the methods and significant assumptions used to estimate fair value. It excludes from this requirement nonfinancial assets and liabilities. Accordingly, the required fair value disclosures provide only a partial estimate of the fair value of the Company. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments. The Company’s SBA-guaranteed debentures are carried at cost and with their longer maturity dates, fair value is estimated by discounting remaining payments using current market rates for similar instruments and considering such factors as the legal maturity date. As of March 31, 2017, and December 31, 2016, the fair value of the Company’s SBA debentures using Level 3 inputs is estimated at $150,229 and $159,708, respectively.
Note 7. Commitments and Contingencies
Unfunded commitments to the Company’s portfolio companies as of March 31, 2017, were as follows:
Name of Portfolio Company	Investment Type	March 31, 2017
BCC Software, LLC	Senior Secured Revolver	$1,094
O2 Holdings, LLC	Senior Secured Loan	500
TRS Services, LLC	Senior Secured Term Loan	500
		$2,094

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

From time to time, the Company is involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company as of March 31, 2017.
Additionally, the Company is subject to periodic inspection by regulators to assess compliance with applicable regulations related to being a BDC and SBIC I LP is subject to periodic inspections by the SBA.
In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be low.
Note 8. Borrowings
SBA Debentures: The SBIC Program allows SBIC I LP to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to the Company, have interest payable semi-annually and a ten-year maturity. The interest rate is fixed at the time of SBA pooling, which is March and September of each year, at a market-driven spread over U.S. Treasury Notes with ten-year maturities.
Under present regulations of the SBIC Act, the maximum amount of SBA-guaranteed debt that may be issued by a single SBIC licensee is $150,000. An SBIC fund may borrow up to two times the amount of its regulatory capital, subject to customary regulatory requirements. For two or more SBICs under common control, the maximum amount of outstanding SBA-provided leverage cannot exceed $350,000. In connection with the SBIC Acquisitions, the Company increased its total commitments to SBIC I LP to $75,000, which became a drop down SBIC fund of the Company on December 4, 2013. During 2014, the Company fully funded its $75,000 commitment to SBIC I LP. As of March 31, 2017, and December 31, 2016, SBIC I LP had fully drawn the $149,880 of leverage commitments from the SBA.
On a stand-alone basis, SBIC I LP held $251,343 and $247,512 in assets at March 31, 2017, and December 31, 2016, respectively, which accounted for approximately 82% and 81% of the Company’s total consolidated assets, respectively. These assets can not be pledged under any debt obligation of the Company.
The following table shows the Company’s outstanding SBA debentures payable as of March 31, 2017, and December 31, 2016:
Pooling Date	Maturity Date	Fixed Interest Rate	SBA debentures outstanding
			March 31, 2017	December 31, 2016
September 19, 2012	September 1, 2022	3.049%	$14,000	$14,000
September 25, 2013	September 1, 2023	4.448	7,000	7,000
March 26, 2014	March 1, 2024	3.995	5,000	5,000
September 24, 2014	September 1, 2024	3.819	4,110	4,110
September 24, 2014	September 1, 2024	3.370	31,265	31,265
March 25, 2015	March 1, 2025	2.872	65,920	65,920
September 23, 2015	September 1, 2025	3.184	22,585	22,585
SBA debentures outstanding			149,880	149,880
Unamortized debt issuance costs			(2,942)	(3,037)
SBA debentures outstanding, net of unamortized debt issuance costs			$146,938	$146,843

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

The Company received exemptive relief from the SEC effective November 26, 2013, which permits the Company to exclude SBA guaranteed debentures from the definition of senior securities in the statutory 200% asset coverage ratio under the 1940 Act, allowing for greater capital deployment.
The effective interest rate on the SBA debentures, which includes amortization of deferred debt issuance costs, was 3.43% as of March 31, 2017. Interest expense on the SBA debentures was $1,269 and $1,283 for the three months ended March 31, 2017 and 2016, respectively, which includes amortization of debt issuance costs of  $95 and $95, respectively.
The weighted-average fixed cash interest rate on the SBA debentures as of March 31, 2017, and December 31, 2016, was 3.18%.
PWB Credit Facility:   On November 5, 2015, the Company entered into a BLA with Pacific Western Bank, as lender, to provide the Company with the PWB Credit Facility, a $15,000 senior secured revolving credit facility. The PWB Credit Facility is available for general corporate purposes including investment funding and was scheduled to mature on November 6, 2017. The maximum availability of the PWB Credit Facility is equal to 50% of the aggregate outstanding principal amount of eligible loans included in the borrowing base and otherwise specified in the BLA. The PWB Credit Facility is guaranteed by OFS Capital WM and secured by all of the Company’s current and future assets excluding assets held by SBIC I LP and the Company’s SBIC I LP and SBIC I GP partnership interests.
On October 31, 2016, the BLA was amended to, among other things (i) increase the maximum amount available under the PWB Credit Facility from $15 million to $25 million, (ii) extend the maturity date from November 6, 2017 to October 31, 2018, (iii) increase the fixed interest rate from 4.75% to 5.00% per annum, and (iv) exclude subordinated loan investments (as defined in the BLA) from the borrowing base. In addition, as of the amendment date, the Company will incur an unused commitment fee, payable monthly in arrears, equal to 0.50% per annum on any unused portion of the PWB Credit Facility in excess of $15,000, which is included in interest expense on the consolidated statement of operations. There were no advances under the facility prior to the October 31, 2016, amendment.
The average dollar amount of borrowings outstanding during the three months ended March 31, 2017, was $5,661. The effective interest rate, which includes amortization of deferred debt issuance costs, as of March 31, 2017, was 6.74%. Deferred debt issuance costs, net of accumulated amortization, was $221 and $256 as of March 31, 2017 and December 31, 2016, respectively. Amortization of debt issuance costs was $35 and $25 for three months ended March 31, 2017 and 2016, respectively. Availability under the PWB Credit Facility as of March 31, 2017, was $16,301 based on the stated advance rate of 50% under the borrowing base.
The BLA contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, a minimum tangible net asset value, a minimum quarterly net investment income after incentive fees, and a statutory asset coverage test. The BLA also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change in investment advisor, and the occurrence of a material adverse change in our financial condition. As of March 31, 2017, the Company was in compliance with the applicable covenants.
Note 9. Federal Income Tax
The Company has elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its ICTI, as defined by the Code. Additionally, to avoid a 4% excise tax on undistributed earnings the Company is required to distribute each calendar year the sum of  (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the one-year period ending October 31 of that calendar

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

year, and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no federal income tax. Maintenance of the Company’s RIC status also requires adherence to certain source of income and asset diversification requirements.
The Company has met the required distribution, source of income and asset diversification requirements as of March 31, 2017, and intends to continue to meet these requirements. Accordingly, there is no liability for federal income taxes at the Company level. The Company’s ICTI differs from the net increase in net assets resulting from operations primarily due to differences in income recognition on the unrealized appreciation/depreciation of investments, income from Company’s equity investments in pass-through entities, PIK dividends that have not yet been declared and paid by underlying portfolio companies, capital gains and losses and the net creation or utilization of capital loss carryforwards.
The determination of the tax attributes of the Company’s distributions is made annually as of the end of its fiscal year based upon its ICTI for the full year and distributions paid for the full year. If the tax characteristics of the Company’s $3,298 distributions paid during 2017 were determined as of March 31, 2017, approximately $760 would have represented return of capital to its stockholders.
The Company records reclassifications to its capital accounts related to permanent differences between GAAP and tax treatment related to goodwill amortization, excise taxes, and other permanent differences; and temporary differences between GAAP and tax treatment of realized gains and losses, income arising from Company’s equity investments in pass-through entities, PIK dividends, and other temporary differences. Reclassifications for three months ended March 31, 2017 and 2016, were as follows:
	Three Months Ended March 31,
	2017	2016
Paid-in capital in excess of par	$18	$18
Undistributed net investment income	14	14
Accumulated net realized gain (loss)	(32)	(32)
The tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments as of March 31, 2017, and December 31, 2016, were as follows:
	March 31, 2017	December 31, 2016
Tax-basis amortized cost of investments	$247,379	$273,414
Tax-basis gross unrealized appreciation on investments	23,673	19,554
Tax-basis gross unrealized depreciation on investments	(12,741)	(11,341)
Tax-basis net unrealized appreciation on investments	10,932	8,213
Fair value of investments	$258,311	$281,627

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Note 10. Financial Highlights
The following is a schedule of financial highlights for the three months ended March 31, 2017 and 2016:
	Three Months Ended March 31,
	2017	2016
Per share data:
Net asset value per share at beginning of period	$14.82	$14.76
Distributions(4)	(0.34)	(0.34)
Net investment income	0.34	0.38
Net realized gain on non-control/non-affiliate investments	—	0.25
Net change in unrealized appreciation/depreciation on non-control/non-affiliate investments	(0.31)	(0.42)
Net change in unrealized appreciation/depreciation on affiliate investments	0.41	0.02
Net change in unrealized depreciation on control investment	0.06	—
Net asset value per share at end of period	$14.98	$14.65
Per share market value, end of period	$14.19	$12.95
Total return based on market value(1)	5.6%	15.8%
Total return based on net asset value(2)	3.3%	1.6%
Shares outstanding at end of period	9,703,216	9,692,324
Weighted average shares outstanding	9,700,329	9,691,183
Ratio/Supplemental Data (in thousands except ratios)
Average net asset value(3)	$144,583	$142,512
Net asset value at end of period	145,387	142,011
Net investment income	3,340	3,655
Ratio of total expenses to average net assets(5)	13.0%	11.8%
Ratio of net investment income to net assets at end of period(5)	9.2%	2.6%
Portfolio turnover(6)	2.3%	2.1%

(1)
Calculation is ending market value less beginning market value, adjusting for distributions reinvested at prices obtained in the Company’s distribution reinvestment plan for the respective distributions.

(2)
Calculation is ending net asset value less beginning net asset value, adjusting for distributions reinvested at the Company’s quarter-end net asset value for the respective distributions.

(3)
Based on net asset values as the end of the indicated and preceding calendar quarter.

(4)
The components of the distributions are presented on an income tax basis. The determination of the tax attributes of the Company’s distributions is made annually as of the end of its fiscal year based upon its ICTI for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. If the tax characteristics of the Company’s distributions paid during 2017 were determined as of March 31, 2017, approximately $0.08 per share would represent a return of capital.

(5)
Annualized.

(6)
Portfolio turnover rate is calculated using the lesser of year-to-date sales and principal payments or year-to-date purchases over the average of the invested assets at fair value.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Note 11. Distributions
The Company intends to make distributions to its stockholders on a quarterly basis of substantially all of its net investment income. In addition, although the Company intends to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, it may in the future decide to retain such capital gains for investment.
The Company may be limited in its ability to make distributions due to the BDC asset coverage requirements of the 1940 Act. The Company’s ability to make distributions may also be affected by its ability to receive distributions from SBIC I LP, which is governed by SBA regulations. Consolidated cash and cash equivalents includes $43,236 held by SBIC I LP, which was not available for distribution at March 31, 2017.
The following table summarizes distributions declared and paid for the three months ended March 31, 2017 and 2016:
Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
Three months ended March 31, 2016
March 7, 2016	March 17, 2016	March 31, 2016	$0.34	$3,280	1,154	$15
Three Months Ended March 31, 2017
March 9, 2017	March 17, 2017	March 31, 2017	$0.34	$3,257	2,919	$41
For the three months ended March 31, 2017, $41 of the total $3,298 paid to stockholders represented DRIP participation, during which the Company satisfied the DRIP participation requirements with the issuance of 2,919 shares at an average value of  $14.19 per share at the date of issuance. For the three months ended March 31, 2016, $15 of the total $3,295 paid to stockholders represented DRIP participation, during which the Company satisfied the DRIP participation requirements with the issuance of 1,154 shares at an average value of  $12.95 per share at the date of issuance.
Since the Company’s IPO, distributions to stockholders total $54,177, or $5.61 per share, on a cumulative basis.
Distributions in excess of the Company’s current and accumulated ICTI would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of the Company’s distributions is made annually as of the end of its fiscal year based upon its ICTI for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. Each year, a statement on Form 1099-DIV identifying the source of the distribution is mailed to the Company’s stockholders. If the tax characteristics of the Company’s distributions paid during 2017 were determined as of March 31, 2017, approximately $0.26 per share, and $0.08 per share of the Company’s distributions represented ordinary income, and a return of capital to its stockholders, respectively.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Note 12. Consolidated Schedule of Investments In and Advances To Affiliates
Name of Portfolio Company	Investment Type(1)	Interest, Fees and Dividends Credited to Income(2)	December 31, 2016, Fair Value	Gross Additions(3)	Gross Reductions(4)	March 31, 2017, Fair Value
Control Investments
MTE Holding Corp. and Subsidiaries	Senior Secured Loan	$329	$9,766	$5	$(125)	$9,646
	Common Equity	—	3,383	66	—	3,449
		329	13,149	71	(125)	13,095
Malabar International	Subordinated Loan	266	7,683	53	(3)	7,733
	Preferred Equity	33	5,868	486	—	6,354
		299	13,551	539	(3)	14,087
Total Control Investments		628	26,700	610	(128)	27,182
Affiliate Investments
All Metals Holding, LLC	Senior Secured Loan	455	12,865	69	(89)	12,845
	Common Equity(5)	—	1,277	267	—	1,544
		455	14,142	336	(89)	14,389
Contract Datascan Holdings, Inc.	Subordinated Loan	241	7,902	95	—	7,997
	Preferred Equity(5)(6)	131	5,421	131	—	5,552
	Common Equity(5)	—	187	426	—	613
		372	13,510	652	—	14,162
Intelli-Mark Technologies, Inc.	Senior Secured Loan	289	8,841	84	—	8,925
	Common Equity(5)	—	1,998	188	—	2,186
		289	10,839	272	—	11,111
Master Cutlery, LLC	Subordinated Loan	155	4,440	2	(108)	4,334
	Preferred Equity(6)	—	954	—	(884)	70
		155	5,394	2	(992)	4,404
NeoSystems Corp.	Subordinated Loan	171	3,656	354	(2,000)	2,010
	Preferred Equity(5)(6)	31	1,255	44		1,299
		202	4,911	398	(2,000)	3,309
Pfanstiehl Holdings, Inc	Subordinated Loan	95	3,810	—	(38)	3,772
	Common Equity	85	6,083	—	(745)	5,338
		180	9,893	—	(783)	9,110
Strategic Pharma Solutions, Inc.	Senior Secured Loan	243	8,383	4	(19)	8,368
	Preferred Equity(5)(6)	28	3,026	3,137	—	6,163
		271	11,409	3,141	(19)	14,531
TRS Services, Inc.	Senior Secured Loan	287	9,549	187	(29)	9,707
	Preferred Equity (Class AA units)(5)(6)	13	354	13		367
	Preferred Equity (Class A units)(5)(6)	102	1,707	1,343		3,050
		402	11,610	1,543	(29)	13,124
Total Affiliate Investments		2,326	81,708	6,344	(3,912)	84,140
Total Control and Affiliate Investments		$2,954	$108,408	$6,954	$(4,040)	$111,322

(1)
Principal balance of debt investments and ownership detail for equity investments are shown in the consolidated schedule of investments.

(2)
Represents the total amount of interest, fees or dividends included in income for the three months ended March 31, 2017.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

(3)
Gross additions include increases in cost basis resulting from a new portfolio investment, PIK interest, fees and dividends, and accretion of OID. Gross additions also include net increases in unrealized net appreciation or decreases in unrealized depreciation.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments and sales, if any. Gross reductions also include net decreases in unrealized appreciation or net increases in unrealized depreciation.

(5)
Non-income producing.

(6)
Dividends credited to income include dividends contractually earned but not declared.

Note 13. Subsequent Events
In April 2017, the Company completed a public offering of 3,625,000 shares of its common stock at a public offering price of  $14.57 per share (the “Offering”). OFS Advisor paid all of the underwriting discounts and commissions and an additional supplemental payment of  $0.25 per share, which represents the difference between the public offering price of  $14.57 per share and the net proceeds of  $14.82 per share, which also represented the Company’s NAV per share at the time of the Offering. All payments made by OFS Advisor are not subject to reimbursement by the Company. The Company received net proceeds from this offering of approximately $53,723.
On May 2, 2017, the Company’s Board declared a distribution of  $0.34 per share for the second quarter of 2017, payable on June 30, 2017, to stockholders of record as of June 16, 2017.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders
OFS Capital Corporation
Chicago, Illinois
We have audited the accompanying consolidated balance sheets of OFS Capital Corporation (the “Company”), including the consolidated schedules of investments, as of December 31, 2016 and 2015, and the related consolidated statements of operations, changes in net assets, cash flows, and financial highlights for each of the three years in the period ended December 31, 2016. These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 and 2015 by correspondence with the custodian, loan agent, portfolio companies, or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of OFS Capital Corporation at December 31, 2016 and 2015, and the results of its operations, changes in net assets and cash flows, and the financial highlights for each of the three years in the period ended December 31, 2016 in conformity with accounting principles generally accepted in the United States of America.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), OFS Capital Corporation’s internal control over financial reporting as of December 31, 2016, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 15, 2017 expressed an adverse opinion thereon.
/s/ BDO USA, LLP

Chicago, Illinois
March 15, 2017

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders
OFS Capital Corporation
Chicago, Illinois
We have audited OFS Capital Corporation’s (the “Company”) internal control over financial reporting as of December 31, 2016, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria). OFS Capital Corporation’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying “Item 9A, Management’s Report on Internal Control over Financial Reporting.” Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. A material weakness has been identified and described in management’s assessment and is included in the accompanying Item 9A, Management’s Report on Internal Control over Financial Reporting. The Company did not design and maintain effective internal controls over certain key assumptions and underlying data used in the Company’s investment valuations. This material weakness was considered in determining the nature, timing, and extent of audit tests applied in our audit of the 2016 financial statements, and this report does not affect our report dated March 15, 2017 on those financial statements.
In our opinion, OFS Capital Corporation did not maintain, in all material respects, effective internal control over financial reporting as of December 31, 2016, based on the COSO criteria.
We do not express an opinion or any other form of assurance on management’s statements referring to any corrective actions taken by the Company after the date of management’s assessment.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of OFS Capital Corporation, including the consolidated schedules of investments, as of December 31, 2016 and 2015, and the related consolidated statements of operations, changes in net assets, cash flows, and financial highlights for each of the three years in the period ended December 31, 2016, and our report dated March 15, 2017 expressed an unqualified opinion thereon.
/s/ BDO USA, LLP

Chicago, Illinois
March 15, 2017

Consolidated Balance Sheets

OFS Capital Corporation and Subsidiaries
(Dollar amounts in thousands, except per share data)
	December 31,
	2016	2015
Assets
Investments, at fair value
Non-control/non-affililate investments (amortized cost of $178,279 and $175,529, respectively)	$173,219	$177,290
Affiliate investments (amortized cost of $76,306 and $63,113, respectively)	81,708	66,393
Control investments (amortized cost of $24,722 and $13,613, respectively)	26,700	13,613
Total investments at fair value (amortized cost of $279,307 and $252,255, respectively)	281,627	257,296
Cash and cash equivalents	17,659	32,714
Interest receivable	1,770	789
Prepaid expenses and other assets	3,974	3,877
Total assets	$305,030	$294,676
Liabilities
SBA debentures (net of deferred debt issuance costs of $3,037 and $3,420, respectively)	$146,843	$146,460
Revolving line of credit	9,500	—
Interest payable	1,599	1,548
Management and incentive fees payable	2,119	2,238
Administration fee payable	435	488
Accrued professional fees	477	433
Other liabilities	279	497
Total liabilities	161,252	151,664
Commitments and Contingencies (Note 7)
Net Assets
Preferred stock, par value of $0.01 per share, 2,000,000 shares authorized, -0- shares issued and outstanding as of December 31, 2016 and December 31, 2015, respectively	—	—
Common stock, par value of $0.01 per share, 100,000,000 shares authorized, 9,700,297 and 9,691,170 shares issued and outstanding as of December 31, 2016 and December 31, 2015, respectively	97	97
Paid-in capital in excess of par	134,300	134,446
Accumulated undistributed net investment income	6,731	4,612
Accumulated undistributed net realized gain (loss)	330	(1,184)
Net unrealized appreciation on investments	2,320	5,041
Total net assets	143,778	143,012
Total liabilities and net assets	$305,030	$294,676
Number of shares outstanding	9,700,297	9,691,170
Net asset value per share	$14.82	$14.76

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Operations
(Dollar amounts in thousands, except per share data)
	Years Ended December 31,
	2016	2015	2014
Investment income
Interest income:
Non-control/non-affiliate investments	$17,817	$23,488	$16,847
Affiliate investments	7,785	5,341	3,646
Control investment	1,992	141	843
Total interest income	27,594	28,970	21,336
Dividend income:
Non-control/non-affiliate investments	367	150	1
Affiliate investments	1,272	1,211	569
Control investment	269	—	—
Total dividend income	1,908	1,361	570
Fee income:
Non-control/non-affiliate investments	1,366	1,463	620
Affiliate investments	110	320	269
Control investment	116	150	25
Total fee income	1,592	1,933	914
Total investment income	31,094	32,264	22,820
Expenses
Interest expense	5,302	6,959	5,578
Management fees	4,516	5,225	2,916
Incentive fee	3,333	2,627	1,253
Professional fees	1,200	1,114	1,517
Administration fee	1,304	1,637	1,245
General and administrative expenses	1,294	1,291	1,176
Total expenses	16,949	18,853	13,685
Net investment income	14,145	13,411	9,135
Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on non-control/non-affiliate investments	2,387	(3,033)	199
Net realized gain on affiliate investments	17	1,471	28
Net realized loss on control investment	—	—	(3,586)
Net change in unrealized appreciation/depreciation on non-control/non-affiliate investments	(6,699)	5,099	534
Net change in unrealized appreciation/depreciation on affiliate investments	3,341	1,283	1,880
Net change in unrealized appreciation/depreciation on control investments	637	—	1,750
Net gain on investments	(317)	4,820	805
Net increase in net assets resulting from operations	$13,828	$18,231	$9,940
Net investment income per common share – basic and diluted	$1.46	$1.39	$0.95
Net increase in net assets resulting from operations per common share – basic and diluted	$1.43	$1.89	$1.03
Dividends and distributions declared per common share	$1.36	$1.36	$1.36
Basic and diluted weighted average shares outstanding	9,692,634	9,670,153	9,634,471

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Changes in Net Assets
(Dollar amounts in thousands, except per share data)
	Years Ended December 31,
	2016	2015	2014
Increase in net assets resulting from operations:
Net investment income	$14,145	$13,411	$9,135
Net realized gain (loss) on investments	2,404	(1,562)	(3,359)
Net change in unrealized appreciation/depreciation on investments	(2,721)	6,382	4,164
Net increase in net assets resulting from operations	13,828	18,231	9,940
Distributions to stockholders from:
Accumulated net investment income	(12,157)	(10,954)	(6,139)
Accumulated net realized gain	(169)	—	—
Return of capital distributions	(858)	(2,197)	(6,964)
Total distributions to stockholders	(13,184)	(13,151)	(13,103)
Common stock transactions:
Reinvestment of stockholder distributions	122	461	256
Net increase in net assets resulting from capital transactions	122	461	256
Net increase (decrease) in net assets	766	5,541	(2,907)
Net assets:
Beginning of year	143,012	137,471	140,378
End of year	$143,778	$143,012	$137,471
Accumulated undistributed net investment income	$6,731	$4,612	$2,459
Common stock activity:
Shares issued from reinvestment of stockholder distributions	9,127	40,336	21,037
Shares issued and outstanding at beginning of year	9,691,170	9,650,834	9,629,797
Shares issued and outstanding at end of year	9,700,297	9,691,170	9,650,834

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Statements of Cash Flows
(Dollar amounts in thousands)
	Years Ended December 31,
	2016	2015	2014
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$13,828	$18,231	$9,940
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss on investments	(2,404)	1,562	3,359
Net change in unrealized appreciation/depreciation on investments	2,721	(6,382)	(4,164)
Amortization of Net Loan Fees (see Note 2)	(1,414)	(2,263)	(1,459)
Amendment fees collected	261	112	354
Payment-in-kind interest and dividend income	(2,627)	(2,322)	(1,172)
Reversal of payment-in-kind interest income on non-accrual loans	—	—	64
Amortization and write-off of deferred debt issuance costs	490	2,117	1,354
Amortization of intangible asset	195	195	209
Purchase and origination of portfolio investments	(68,237)	(123,950)	(162,822)
Proceeds from principal payments on portfolio investments	41,404	96,069	79,587
Proceeds from sale or redemption of portfolio investments	5,274	98,895	9,493
Proceeds from distributions received from portfolio investments	192	183	11
Changes in operating assets and liabilities:
Interest receivable	(937)	(113)	(139)
Interest payable	51	233	272
Management and incentive fees payable	(119)	1,009	61
Administration fee payable	(53)	215	(7)
Other assets and liabilities	59	(53)	(150)
Net cash provided by (used in) operating activities	(11,316)	83,738	(65,209)
Cash Flows From Investing Activities
Change in restricted cash	—	—	450
Net cash provided by investing activities	—	—	450
Cash Flows From Financing Activities
Net repayment of advances from affiliated entities	—	—	(15)
Distributions paid to stockholders	(13,062)	(12,690)	(12,847)
Borrowings under revolving line of credit	9,500	1,217	20,188
Repayments under revolving line of credit	—	(73,829)	(56,531)
Draw down on SBA debentures	—	22,585	101,295
Change in other liabilities	—	—	90
Payment of debt issuance costs	(177)	(750)	(3,282)
Payment of common stock offering costs	—	(4)	(261)
Net cash (used in) provided by financing activities	(3,739)	(63,471)	48,637
Net increase (decrease) in cash and cash equivalents	(15,055)	20,267	(16,122)
Cash and cash equivalents – beginning of year	32,714	12,447	28,569
Cash and cash equivalents – end of year	$17,659	$32,714	$12,447
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$4,762	$4,609	$3,592
Reinvestment of stockholder distributions	122	461	256
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2016
(Dollar amounts in thousands)
Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Non-control/Non-affiliate Investments
Accurate Group Holdings, Inc.(4)	Offices of Real Estate Appraisers
Subordinated Loan		13.00%	N/A	8/23/2018	$10,000	$10,032	$10,000	7.0%
Armor Holdings II LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		10.25%	(L +9.00%)	12/26/2020	3,500	3,469	3,496	2.4
AssuredPartners, Inc	Insurance Agencies and Brokerages
Senior Secured Loan		10.00%	(L +9.00%)	10/20/2023	5,000	4,854	5,013	3.5
Avison Young Canada, Inc.	Offices of Real Estate Agents and Brokers
Senior Secured Loan(4)(5)		9.50%	N/A	12/15/2021	4,000	3,923	3,923	2.7
BCC Software, LLC(4)	Custom Computer Programming Services
Senior Secured Loan		9.00%	(L +8.00%)	6/20/2019	5,143	5,105	5,143	3.6
Senior Secured Loan (Revolver)(9)(3)		N/A	(L +8.00%)	6/20/2019	—	(8)	—	—
					5143	5097	5143	3.6
Community Intervention Services, Inc.(4)	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan(6)(10)		7.0% cash/ 6.0% PIK	N/A	1/16/2021	8,030	7,639	5,393	3.8
Confie Seguros Holdings II Co.	Insurance Agencies and Brokerages
Senior Secured Loan		10.25%	(L +9.00%)	5/8/2019	4,000	3,976	3,973	2.8
C7 Data Centers, Inc.(4)	Other Computer Related Services
Senior Secured Loan(8)		12.47%	(L +8.50%)	6/22/2020	14,850	14,738	14,883	10.4
Elgin Fasteners Group	Bolt, Nut, Screw, Rivet, and Washer Manufacturing
Senior Secured Loan		8.50%	(L +7.25%)	8/27/2018	4,104	4,090	3,555	2.5
Inhance Technologies Holdings LLC	Other Basic Inorganic Chemical Manufacturing
Senior Secured Loan		5.50%	(L +4.50%)	2/7/2018	2,032	2,027	2,017	1.4
Intrafusion Holding Corp.(4)	Other Outpatient Care Centers
Senior Secured Loan(7)		11.33%	(L +6.75%)	9/25/2020	14,250	14,207	14,393	10.0
Jobson Healthcare Information, LLC(4)	Other Professional, Scientific, and Technical Services
Senior Secured Loan(10)		10.13% cash/ 4.295% PIK	(L +12.425%)	7/21/2019	14,762	14,423	12,346	8.6
Warrants (1,056,428 member units(9)						454	—	—
					14,762	14,877	12,346	8.6
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – Continued
December 31, 2016
(Dollar amounts in thousands)
Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Maverick Healthcare Equity, LLC(4)	Home Health Equipment Rental
Preferred Equity (1,250,000 units)(9)						$900	$1,037	0.7%
Common Equity (1,250,000 units)(9)						—	—	—
						900	1,037	0.7
MN Acquisition, LLC(4)	Software Publishers
Senior Secured Loan		10.50%	(L + 9.50%)	8/24/2021	4,989	4,896	4,949	3.4
My Alarm Center, LLC(4)	Security Systems Services (except Locksmiths)
Senior Secured Loan		12.00%	(L +11.00%)	7/9/2019	6,250	6,034	6,260	4.4
Preferred Equity (100 Class A units)(9)						203	205	0.1
Preferred Equity (25 Class A-1 units)(9)						44	36	—
					6,250	6,281	6,501	4.5
MYI Acquiror Limited(5)	Insurance Agencies and Brokerages
Senior Secured Loan		5.75%	(L +4.50%)	5/28/2019	4,686	4,680	4,613	3.2
NHR Holdings, LLC	Other Telecommunications
Senior Secured Loan		5.50%	(L +4.25%)	11/30/2018	2,666	2,652	2,630	1.8
NVA Holdings, Inc.	Veterinary Services
Senior Secured Loan		8.00%	(L +7.00%)	8/14/2022	650	650	651	0.5
O2 Holdings, LLC(4)	Fitness and Recreational Sports Centers
Senior Secured Loan		11.77%	(L +11.00%)	9/2/2021	9,500	9,417	9,430	6.6
PM Acquisition LLC	All Other General Merchandise Stores
Senior Secured Loan		11.50%	N/A	10/31/2021	6,402	6,340	6,340	4.4
Common equity (499 units)(9)						499	499	0.3
					6,402	6,839	6,839	4.7
Planet Fitness Midwest LLC(4)	Fitness and Recreational Sports Centers
Subordinated Loan		13.00%	N/A	12/16/2021	5,000	4,955	4,980	3.5
Quantum Spatial, Inc. (f/k/a Aero-Metric, Inc.)	Other Information Services
Senior Secured Loan		6.75% cash/ 1.0% PIK	(L +6.50%)	8/27/2017	2,440	2,427	2,340	1.6
Ranpak Corp.	Packaging Machinery Manufacturing
Senior Secured Loan		8.25%	(L +7.25%)	10/3/2022	2,000	1,996	1,885	1.3
Security Alarm Financing Enterprises, L.P.(4)	Security Systems Services (except Locksmiths)
Subordinated Loan		14.00%	(L +13.00%)	6/19/2020	12,500	12,382	12,382	8.6
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – Continued
December 31, 2016
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Sentry Centers Holdings, LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		12.40%	(L +11.50%)	7/24/2019	$4,209	$4,145	$4,171	2.9%
smarTours, LLC(4)	Tour Operators
Preferred Equity (500,000 units)(9)						439	1,019	0.7
Southern Technical Institute, LLC(4)	Colleges, Universities, and Professional Schools
Subordinated Loan		9.0% cash/ 4.0% PIK	(L +12.00%)	12/2/2020	3,398	3,330	3,158	2.2
Preferred Equity (1,764,720 units), 15.75% PIK(9)						1,938	1,984	1.4
Warrants (2,174,905 units)(9)						46	—	—
					3,398	5,314	5,142	3.6
Stancor, L.P.(4)	Pump and Pumping Equipment Manufacturing
Senior Secured Loan		9.75%	(L +9.00%)	8/19/2019	9,450	9,407	9,181	6.4
Preferred Equity (1,250,000 units), 8% PIK(9)						1,501	835	0.6
					9,450	10,908	10,016	7.0
TravelCLICK, Inc.	Computer Systems Design and Related Services
Senior Secured Loan		8.75%	(L +7.75%)	11/8/2021	4,000	3,879	3,946	2.7
United Biologics Holdings, LLC(4)	Medical Laboratories
Senior Secured Loan(10)		12.0% cash/ 2.0% PIK	N/A	4/30/2018	4,181	4,106	4,034	2.8
Subordinated Loan(9)		8.0% PIK	N/A	4/30/2019	7	7	6	—
Preferred Equity (151,787 units)(9)						9	20	—
Warrants (29,374 units)(9)						82	114	0.1
					4,188	4,204	4,174	2.9
VanDeMark Chemical Inc.	Other Basic Inorganic Chemical Manufacturing
Senior Secured Loan		6.50%	(L +5.25%)	11/30/2017	2,406	2,386	2,379	1.7
Total Non-control/Non-affiliate Investments					174,405	178,279	173,219	120.6
Affiliate Investments
All Metals Holding, LLC(4)	Metal Service Centers and Other Metal Merchant Wholesalers
Senior Secured Loan		12.0% cash/ 1.0% PIK	N/A	12/28/2021	12,867	12,135	12,865	8.9
Common Equity (637,954 units)(9)						565	1,277	0.9
					12,867	12,700	14,142	9.8
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – Continued
December 31, 2016
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Contract Datascan Holdings, Inc.(4)	Office Machinery and Equipment Rental and Leasing
Subordinated Loan		12.00%	N/A	2/5/2021	$8,000	$7,980	$7,902	5.5%
Preferred Equity (3,061 shares), 10% PIK(9)						3,804	5,421	3.8
Common Equity (11,273 shares)(9)						104	187	0.1
					8,000	11,888	13,510	9.4
Intelli-Mark Technologies, Inc.(4)	Other Travel Arrangement and Reservation Services
Senior Secured Loan(10)		13.00%	N/A	11/23/2020	8,750	8,682	8,841	6.2
Common Equity (2,553,089 shares)(9)						1,500	1,998	1.5
					8,750	10,182	10,839	7.7
Master Cutlery, LLC(4)	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan		13.00%	N/A	4/17/2020	4,741	4,722	4,440	3.1
Preferred Equity (3,723 units), 5% cash, 3% PIK(6)(9)						3,483	954	0.7
Common Equity (15,564 units)(9)						—	—	—
					4,741	8,205	5,394	3.8
NeoSystems Corp.(4)	Other Accounting Services
Subordinated Loan		10.50% cash/ 2.75% PIK	N/A	8/13/2019	4,090	4,070	3,656	2.5
Preferred Equity (521,962 convertible shares), 10% PIK(9)						1,258	1,255	0.9
					4,090	5,328	4,911	3.4
Pfanstiehl Holdings, Inc.(4)	Pharmaceutical Preparation Manufacturing
Subordinated Loan(10)		10.50%	N/A	9/29/2021	3,788	3,832	3,810	2.6
Common Equity (400 shares)						217	6,083	4.2
					3,788	4,049	9,893	6.8
Strategic Pharma Solutions, Inc.(4)	Other Professional, Scientific, and Technical Services
Senior Secured Loan		11.32%	(L +10.00%)	12/18/2020	8,411	8,344	8,383	5.8
Preferred Equity (1,191 units), 6% PIK(9)						1,915	3,026	2.1
					8,411	10,259	11,409	7.9
TRS Services, LLC(4)	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Senior Secured Loan		9.75% cash/ 1.5% PIK	(L +10.25%)	12/10/2019	9,807	9,607	9,549	6.5
Preferred Equity (329,266 Class AA units), 15% PIK(9)						346	354	0.2
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – Continued
December 31, 2016
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Preferred Equity (3,000,000 Class A units), 11% PIK(9)						$3,170	$1,707	1.2%
Common Equity (3,000,000 units)(9)						572	—	—
					9,807	13,695	11,610	7.9
Total Affiliate Investments					60,454	76,306	81,708	56.7
Control Investments
Malabar International(4)	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Subordinated Loan		11.25% cash/ 2.0% PIK	N/A	11/13/2021	7,617	7,642	7,683	5.3
Preferred Stock (1,644 shares), 6% cash						4,283	5,868	4.1
					7,617	11,925	13,551	9.4
MTE Holding Corp.(4)	Travel Trailer and Camper Manufacturing
Senior Secured Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		12.50%	(L +11.50%)	11/25/2020	9,804	9,728	9,766	6.8
Common Equity (554 shares)						3,069	3,383	2.4
					9,804	12,797	13,149	9.2
Total Control Investment					17,421	24,722	26,700	18.6
Total Investments					$252,280	$279,307	$281,627	195.9%

(1)
Equity ownership may be held in shares or units of companies affiliated with the portfolio company.

(2)
The majority of investments that bear interest at a variable rate are indexed to the London Interbank Offered Rate (“LIBOR”) (L) or Prime (P), and reset monthly, quarterly, or semi-annually. Substantially all of the Company’s LIBOR referenced investments are subject to an interest rate floor. For each investment, the Company has provided the spread over the reference rate and current interest rate in effect at December 31, 2016. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.

(3)
The negative fair value is the result of the unfunded commitment being below par.

(4)
Investments held by OFS SBIC I, LP. All other investments pledged as collateral under the PWB Credit Facility.

(5)
Non-qualifying assets under Section 55(a) of the Investment Company Act of 1940, as amended (“1940 Act”). Qualifying assets must represent at least 70% of the Company’s assets, as defined under Section 55 of the 1940 Act, at the time of acquisition of any additional non-qualifying assets. As of December 31, 2016, 98.4% of the Company’s assets were qualifying assets.

(6)
Investment was on non-accrual status as of December 31, 2016, meaning the Company has ceased recognizing all or a portion of income on the investment. See Note 2, Dividend Income and Non-accrual loans for further details.

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – Continued
December 31, 2016
(Dollar amounts in thousands)

(7)
The Company has entered into a contractual arrangement with co-lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co-lenders pursuant to a payment waterfall. The reported interest rate of 11.33% at December 31, 2016, includes additional interest of 2.08% per annum as specified under the contractual arrangement among the Company and the co-lenders.

(8)
The Company has entered into a contractual arrangement with co-lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co-lenders pursuant to a payment waterfall. The reported interest rate of 12.47% at December 31, 2016, includes additional interest of 2.97% per annum as specified under the contractual arrangement among the Company and the co-lenders.

(9)
Non-income producing.

(10)
The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of December 31, 2016:

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 6.00%	13.00% or 7.00%	6.00%
Intelli-Mark Technologies, Inc.	Senior Secured Loan	0% or 2.00%	13.00% or 11.50%	2.00%
Jobson Healthcare Information, LLC	Senior Secured Loan	1.50% and 4.295%	10.13% and 12.925%	4.295%
Pfanstiehl Holdings, Inc.	Subordinated Loan	0% or 2.00%	10.50% or % 8.50%	2.00%
United Biologics Holdings, LLC	Senior Secured Loan	0% or 2.00%	14.00% or 12.00%	2.00%
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments
December 31, 2015
(Dollar amounts in thousands)
Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Non-control/Non-affiliate Investments
Accurate Group Holdings, Inc.(4)	Offices of Real Estate Appraisers
Subordinated Loan		12.50%	N/A	8/23/2018	$10,000	$10,050	$9,940	7.0%
A.C.T. Lighting, Inc.(4)	Electrical Apparatus and Equipment, Wiring Supplies, and Related
Subordinated Loan		12.00% cash/ 2.0% PIK	N/A	7/24/2019	3,574	3,558	3,559	2.5
All Metals Holding, LLC(4)	Metal Service Centers and Other Metal Merchant Wholesalers
Senior Secured Term Loan		10.50%	N/A	12/30/2019	9,900	9,765	9,697	6.8
Common Equity (69,464 member units)(10)						69	259	0.2
					9,900	9,834	9,956	7.0
AssuredPartners, Inc.(4)	Insurance Agencies and Brokerages
Senior Secured Loan		10.00%	(L +9.00%)	10/22/2023	3,000	2,883	2,894	2.0
B+B SmartWorx Inc. (f/k/a B&B Electronics Manufacturing Company)	Communications Equipment Manufacturing
Senior Secured Loan		6.50%	(L +5.00%)	3/31/2016	2,257	2,257	2,257	1.6
BCC Software, LLC(4)	Custom Computer Programming Services
Senior Secured Loan		9.00%	(L +8.00%)	6/20/2019	6,573	6,504	6,355	4.4
Senior Secured Loan (Revolver)(3)(10)		N/A	(L +8.00%)	6/20/2019	—	(11)	(36)	—
					6,573	6,493	6,319	4.4
Community Intervention Services, Inc. (f/k/a South Bay Mental Health Center, Inc.)(4)	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan(11)		10.0% cash/ 3.0% PIK	N/A	1/16/2021	6,672	6,610	6,456	4.5
Confie Seguros Holdings II Co.	Insurance Agencies and Brokerages
Senior Secured Loan		10.25%	(L +9.00%)	5/8/2019	4,000	3,965	3,893	2.7
C7 Data Centers, Inc.(4)	Other Computer Related Services
Senior Secured Loan(8)		13.25%	(L +8.50%)	6/22/2020	11,850	11,828	11,508	8.0
Elgin Fasteners Group	Bolt, Nut, Screw, Rivet, and Washer Manufacturing
Senior Secured Loan		6.00%	(L +4.75%)	8/27/2016	4,551	4,534	4,506	3.2
HealthFusion, Inc.(4)(9)	Software Publishers
Senior Secured Loan		13.00%	N/A	10/7/2018	4,750	4,711	4,893	3.4
Warrant (2,007,360 shares)(10)						—	2,560	1.8
					4,750	4,711	7,453	5.2
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – Continued
December 31, 2015
(Dollar amounts in thousands)
Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Inhance Technologies Holdings LLC	Other Basic Inorganic Chemical Manufacturing
Senior Secured Loan		5.50%	(L +4.50%)	2/7/2018	$2,248	$2,242	$2,180	1.5%
Intelli-Mark Technologies, Inc.(4)	Other Travel Arrangement and Reservation Services
Senior Secured Loan(10)		13.00%	N/A	11/23/2020	8,750	8,664	8,664	6.1
Common Equity (2,553,089 shares)(10)						1,500	1,500	1.0
					8,750	10,164	10,164	7.1
Intrafusion Holding Corp.(4)	Other Outpatient Care Centers
Senior Secured Loan(7)		12.84%	(P +5.75%)	9/25/2020	14,250	14,196	14,059	9.8
Jobson Healthcare Information, LLC(4)	Other Professional, Scientific, and Technical Services
Senior Secured Term Loan(11)		10.13% cash/ 2.795% PIK	(L +10.925%)	7/21/2019	14,741	14,456	14,128	9.9
Warrants (1,056,428 member units)(10)						454	320	0.2
					14,741	14,910	14,448	10.1
Maverick Healthcare Equity, LLC(4)	Home Health Equipment Rental
Preferred Equity (1,250,000 units)(10)						900	1,694	1.2
Common Equity (1,250,000 units)(10)						—	257	0.2
						900	1,951	1.4
My Alarm Center, LLC(4)	Security Systems Services (except Locksmiths)
Senior Secured Loan		12.00%	(L +11.00%)	7/9/2019	5,000	5,000	5,000	3.5
MYI Acquiror Limited(5)	Insurance Agencies and Brokerages
Senior Secured Loan		5.75%	(L +4.50%)	5/28/2019	4,826	4,815	4,710	3.3
NHR Holdings, LLC	Other Telecommunications
Senior Secured Loan		5.50%	(L +4.25%)	11/30/2018	3,826	3,798	3,711	2.6
Phoenix Brands LLC(6)	Soap and Other Detergent Manufacturing
Senior Secured Loan(10)		9.25%	(L +7.75%)	1/29/2016	939	937	798	0.6
Physiotherapy Associates Holding, Inc.	Other Outpatient Care Centers
Senior Secured Loan		9.50%	(L +8.50%)	6/4/2022	1,000	991	972	0.7
Quantum Spatial, Inc. (f/k/a Aero-Metric, Inc.)	Other Information Services
Senior Secured Loan		6.75% cash/ 2.0% PIK	(L +7.50%)	8/27/2017	2,578	2,564	2,433	1.7
Ranpak Corp.	Packaging Machinery Manufacturing
Senior Secured Loan		8.25%	(L +7.25%)	10/3/2022	2,000	1,995	1,940	1.4
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – Continued
December 31, 2015
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Riveron Consulting, LLC(4)	Administrative Management and General Management Consulting
Subordinated Loan		13.25%	N/A	3/25/2020	$10,000	$9,915	$9,952	7.0%
Sentry Centers Holdings, LLC(4)	Other Professional, Scientific, and Technical Services
Senior Secured Loan		14.00%	N/A	5/29/2020	6,105	6,012	6,411	4.5
smarTours, LLC(4)	Tour Operators
Senior Secured Loan		9.25%	N/A	10/11/2018	2,439	2,410	2,429	1.7
Preferred Equity (500,000 units)(10)						439	769	0.5
					2,439	2,849	3,198	2.2
Southern Technical Institute, LLC(4)	Colleges, Universities, and Professional Schools
Subordinated Loan		10.75% cash/ 2.0% PIK	(L +11.75%)	12/2/2020	5,026	5,005	4,786	3.3
Stancor, L.P.(4)	Pump and Pumping Equipment Manufacturing
Senior Secured Loan		8.75%	(L +8.00%)	8/19/2019	11,536	11,463	11,227	7.9
Preferred Equity (1,250,000 units), 8% PIK(10)						1,390	1,525	1.1
					11,536	12,853	12,752	9.0
TravelCLICK, Inc.	Computer Systems Design and Related Services
Senior Secured Loan		8.75%	(L +7.75%)	11/6/2021	3,000	2,971	2,892	2.0
United Biologics Holdings, LLC(4)	Medical Laboratories
Subordinated Loan(11)		12.0% cash/ 2.0% PIK	N/A	3/5/2017	4,104	4,074	3,677	2.6
Preferred Equity (4,701 units)(10)						9	—	—
Warrants (29,374 units)(10)						82	—	—
					4,104	4,165	3,677	2.6
VanDeMark Chemical Inc.	Other Basic Inorganic Chemical Manufacturing
Senior Secured Loan		6.50%	(L +5.25%)	11/30/2017	2,543	2,524	2,515	1.8
Total Non-control/Non-affiliate Investments					172,038	175,529	177,290	124.2
Affiliate Investments
Contract Datascan Holdings, Inc.(4)	Office Machinery and Equipment Rental and Leasing
Subordinated Loan		12.00%	N/A	2/5/2021	5,350	5,325	5,236	3.7
Preferred Equity (2,463 shares), 10% PIK(10)						2,712	2,772	1.9
Common Equity (9,069 shares)(10)						—	444	0.3
					5,350	8,037	8,452	5.9
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – Continued
December 31, 2015
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Malabar International(4)	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Subordinated Loan		12.5% cash/ 2.5% PIK	N/A	5/21/2017	$7,450	$7,487	$7,496	5.2%
Preferred Equity (1,644 shares), 6% cash						4,283	5,316	3.7
					7,450	11,770	12,812	8.9
Master Cutlery, LLC(4)	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan		13.00%	N/A	4/17/2020	4,777	4,752	4,705	3.3
Preferred Equity (3,723 units), 5% cash, 3% PIK(10)						3,647	3,015	2.1
Common Equity (15,564 units)(10)						—	167	0.1
					4,777	8,399	7,887	5.5
NeoSystems Corp.(4)	Other Accounting Services
Subordinated Loan		10.5% cash/ 1.25% PIK	N/A	8/13/2019	4,632	4,600	4,619	3.2
Preferred Equity (521,962 convertible shares), 10% PIK(10)						1,138	2,481	1.7
					4,632	5,738	7,100	4.9
Pfanstiehl Holdings, Inc.(4)	Pharmaceutical Preparation Manufacturing
Subordinated Loan(11)		13.50%	N/A	9/29/2018	3,788	3,851	3,814	2.7
Common Equity (400 shares)						217	1,884	1.3
					3,788	4,068	5,698	4.0
Strategic Pharma Solutions, Inc.(4)	Other Professional, Scientific, and Technical Services
Senior Secured Loan		11.00%	(L +10.00%)	12/18/2020	8,937	8,848	8,848	6.2
Common Equity (1,191units), 6% PIK(10)						1,804	1,804	1.3
					8,937	10,652	10,652	7.5
TRS Services, LLC(4)	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Senior Secured Loan		10.25%	(L +9.25%)	12/10/2019	10,410	10,339	10,277	7.2
Senior Secured Loan (Delayed Draw)		10.25%	(L +9.25%)	12/10/2019	741	739	732	0.5
Preferred Equity (3,000,000 Class A units), 11% PIK(10)						2,799	2,757	1.9
Common Equity (3,000,000 units)(10)						572	26	—
					11,151	14,449	13,792	9.6
Total Affiliate Investments					46,085	63,113	66,393	46.3

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – Continued
December 31, 2015
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate(2)	Spread Above Index(2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Control Investment
MTE Holding Corp.(4)	Travel Trailer and Camper Manufacturing
Senior Secured Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		12.50%	(L +11.50%)	11/25/2020	$10,648	$10,544	$10,544	7.4%
Common Equity (554 shares)(10)						3,069	3,069	2.0
					10,648	13,613	13,613	9.4
Total Control Investment					10,648	13,613	13,613	9.4
Total Investments					$228,771	$252,255	$257,296	179.9%

(1)
Equity ownership may be held in shares or units of companies affiliated with the portfolio company.

(2)
Investments that bear interest at a variable rate are indexed to the London Interbank Offered Rate (“LIBOR”) (L) or Prime (P), and reset monthly or quarterly. All of the Company’s LIBOR referenced investments are subject to an interest rate floor. For each investment, the Company has provided the spread over the reference rate and current interest rate in effect at December 31, 2015. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.

(3)
The negative fair value is the result of the unfunded commitment being valued below par.

(4)
Investments held by OFS SBIC I, LP. All other investments pledged as collateral under the PWB Credit Facility.

(5)
Non-qualifying assets under Section 55(a) of the Investment Company Act of 1940, as amended (“1940 Act”). Qualifying assets must represent at least 70% of the Company’s assets, as defined under Section 55 of the 1940 Act, at the time of acquisition of any additional non-qualifying assets. As of December 31, 2015, 96.3% of the Company’s assets were qualifying assets.

(6)
Investment was on non-accrual status as of December 31, 2015, meaning the Company has ceased recognizing all or a portion of income on the investment. See Note 2 for further details.

(7)
The Company has entered into a contractual arrangement with co-lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co-lenders pursuant to a payment waterfall. The reported interest rate of 12.84% at December 31, 2015, includes additional interest of 3.59% per annum as specified under the contractual arrangement among the Company and the co-lenders.

(8)
The Company has entered into a contractual arrangement with co-lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co-lenders pursuant to a payment waterfall. The reported interest rate of 13.25% at December 31, 2015, includes additional interest of 3.75% per annum as specified under the contractual arrangement among the Company and the co-lenders.

(9)
In January 2016, HealthFusion, Inc. was purchased, at which time the Common Stock Warrants were redeemed and the Senior Secured Loan was repaid at par. In connection with the loan repayment, the

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Consolidated Schedule of Investments – Continued
December 31, 2015
(Dollar amounts in thousands)

Company received a prepayment penalty of  $143. The Common Stock Warrants were redeemed for total consideration of  $2,385, which included a cash payment of  $2,115 and an additional amount held in escrow valued at $270 to be released 50% in one year and the remaining amount in approximately two years. In addition, the Company could receive an earn-out payment of up to approximately $230 to $460 in 2017.
(10)
Non-income producing.

(11)
The interest rate includes a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of December 31, 2015.

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 3.00%	13.00% or 10.00%	3.00%
Intelli-Mark Technologies, Inc.	Senior Secured Term Loan	0% or 2.00%	13.00% or 11.50%	2.00%
Jobson Healthcare Information, LLC	Senior Secured Term Loan	0% or 2.795%	10.13% or 12.925%	2.795%
Pfanstiehl Holdings, Inc	Subordinated Loan	0% or 1.50%	13.50% or 12.00%	1.50%
United Biologics Holdings, LLC	Subordinated Loan	0% or 2.00%	14.00% or 12.00%	2.00%
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)
Note 1. Organization
OFS Capital Corporation (the “Company”), a Delaware corporation, is an externally managed, closed-end, non-diversified management investment company. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for income tax purposes, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
The Company’s objective is to provide stockholders with current income and capital appreciation through its strategic investment focus primarily on debt investments and, to a lesser extent, equity investments primarily in middle-market companies principally in the United States. OFS Capital Management, LLC (“OFS Advisor”) manages the day-to-day operations of, and provides investment advisory services to, the Company.
In addition, OFS Advisor also serves as the investment adviser for Hancock Park Corporate Income, Inc. (“Hancock Park”), a Maryland corporation and a BDC. Hancock Park’s investment objective is similar to that of the Company.
The Company may make investments directly or through OFS SBIC I, LP (“SBIC I LP”), its investment company subsidiary licensed under the Small Business Administration (“SBA”) Small Business Investment Company program (the “SBIC Program”). The SBIC Program is designed to stimulate the flow of capital into eligible businesses. SBIC I LP is subject to SBA regulatory requirements, including limitations on the businesses and industries in which it can invest, requirements to invest at least 25% of its regulatory capital in eligible smaller businesses, as defined under the Small Business Investment Act of 1958 (“SBIC Act”), limitations on the financing terms of investments, and capitalization thresholds that may limit distributions to the Company; and is subject to periodic audits and examinations of its financial statements.
Note 2. Summary of Significant Accounting Policies
Basis of presentation:    The Company prepares its consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”), including Accounting Standards Codification (“ASC”) Topic 946, “Financial Services — Investment Companies” (“ASC Topic 946”), and the requirements for reporting on Form 10-K, the 1940 Act, and Articles 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements include all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation in accordance with GAAP. Certain amounts in the prior period financial statements have been reclassified to conform to the current year presentation.
Principles of consolidation:    The Company consolidates majority-owned investment company subsidiaries. The Company does not own any controlled operating company whose business consists of providing services to the Company, which would also require consolidation. All intercompany balances and transactions are eliminated upon consolidation.
Fair value of financial instruments:    The Company applies fair value to substantially all of its financial instruments. ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC Topic 820”) defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value the investment. Highest priority is given to prices for identical assets quoted in active markets (Level 1) and the lowest priority is given to unobservable valuation inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product,

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market, and the current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments.
Changes to the valuation policy are reviewed by management and the Company’s board of directors (the “Board”). As the Company’s investments change, markets change, new products develop, and valuation inputs become more or less observable, the Company will continue to refine its valuation methodologies.
See Note 6 for more detailed disclosures of the Company’s fair value measurements of its financial instruments.
Investment classification:    The Company classifies its investments in accordance with the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in those companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of board representation, “Affiliate Investments” are defined as investments in those companies in which the Company owns between 5% and 25% of the voting securities, and “Non-Control/Non-Affiliate Investments” are those that neither qualify as Control Investments nor Affiliate Investments.
Additionally, the Company adopted the North American Industry Classification System in the first quarter of 2016 for the purpose of industry classification of the Company’s investments on the accompanying schedule of investments. The December 31, 2015 schedule of investments has been conformed to the December 31, 2016 presentation.
Use of estimates:    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.
Reportable segments:   The Company has a single reportable segment and single operating segment structure.
Cash and cash equivalents:   Cash and cash equivalents consist of cash and highly liquid investments not held for resale with original maturities of three months or less. The Company’s cash and cash equivalents are maintained with a member bank of the Federal Deposit Insurance Corporation (“FDIC”) and at times, such balances may be in excess of the FDIC insurance limits. Included in cash and cash equivalents was $17,659 and $32,714 held in a US Bank Money Market Deposit Account as of December 31, 2016 and 2015, respectively.
Revenue recognition:
Interest Income:   Interest income is recorded on an accrual basis and reported as interest receivable until collected. Interest income is accrued daily based on the outstanding principal amount and the contractual terms of the debt investment. Certain of the Company’s investments contain a payment-in-kind interest income provision (“PIK interest”). The PIK interest, computed at the contractual rate specified in the applicable investment agreement, is added to the principal balance of the investment, rather than being paid in cash, and recorded as interest income, as applicable, on the consolidated statements of operations. The Company discontinues accrual of interest income, including PIK interest, when there is reasonable doubt that the interest income will be collected.
Loan origination fees, original issue discount (“OID”), market discount or premium, and loan amendment fees (collectively, “Net Loan Fees”) are recorded as an adjustment to the amortized cost of the investment, and accreted or amortized as an adjustment to interest income over the life of the respective

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

debt investment using a method that approximates the effective interest method. When the Company receives a loan principal payment, the unamortized Net Loan Fees related to the paid principal is accelerated and recognized in interest income.
Further, the Company may acquire or receive equity, warrants or other equity-related securities (“Equity”) in connection with the Company’s acquisition of, or subsequent amendment to, debt investments. The Company determines the cost basis of Equity based on their fair value, and the fair value of debt investments and other securities or consideration received. Any resulting difference between the face amount of the debt and its recorded cost resulting from the assignment of value to the Equity is treated as OID, and accreted into interest income as described above.
Unamortized Net Loan Fees on debt investments were $2,983 and $1,885 as of December 31, 2016 and 2015, respectively. The following table summarizes interest income recognized during the years ended December 31, 2016, 2015 and 2014:
	Years Ended December 31,
	2016	2015	2014
Interest income:
Cash interest income	$24,901	$25,464	$19,158
Net Loan Fee amortization	1,414	2,263	1,459
PIK interest income	1,194	1,206	683
Other interest income	85	37	36
Total interest income	$27,594	$28,970	$21,336

Dividend Income:   Dividend income on common stock, generally payable in cash, is recorded at the time dividends are declared. Dividend income on preferred equity securities is accrued as earned. Dividends on preferred equity securities may be payable in cash or in additional preferred securities, and are generally not payable unless declared or upon liquidation. Declared dividends payable in cash are reported as dividend receivables until collected. Dividends payable in additional preferred securities or contractually earned but not declared (“PIK dividends”) are recorded as an adjustment to the cost basis of the investment. The Company discontinues accrual of PIK dividends on preferred equity securities when there is reasonable doubt that the dividend income will be collected. At December 31, 2016, the Company had one preferred equity security (Master Cutlery, LLC), with an amortized cost and fair value of  $3,483 and $954, respectively, that the Company discontinued the PIK dividend accrual. Distributions received from common or preferred equity securities that do not qualify as dividend income are recorded as a return of capital and a reduction in the adjusted cost basis of the investment. The following table summarizes dividend income recognized during the years ended December 31, 2016, 2015 and 2014:
	Years Ended December 31,
	2016	2015	2014
Preferred equity dividends:
Cash dividends	$168	$160	$125
PIK dividends	1,433	1,116	445,000
Total preferred equity dividends	1,601	1,276	570,000
Common equity dividends	307	85	—
Total dividend income	$1,908	$1,361	$570

Fee Income:   The Company generates revenue in the form of management, valuation, and other contractual fees, which is recognized as the related services are rendered. In the general course of its business, the Company receives certain fees from portfolio companies which are non-recurring in nature.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Such non-recurring fees include prepayment fees on certain loans repaid prior to their scheduled due date, which are recognized as earned when received, and fees for capital structuring services from certain portfolio companies, which are recognized as earned upon closing of the investment. The following table summarizes fee income recognized during the years ended December 31, 2016, 2015 and 2014:
	Years Ended December 31,
	2016	2015	2014
Fee income:
Management, valuation, and other	$159	$159	$139
Prepayment, structuring, and other fees	1,432	1,774	775
Total fee income	$1,592	$1,933	$914

Net Realized and Unrealized Gain or Loss on Investments:   Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are included in payable for investments purchased on the consolidated balance sheets. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment. Investments are valued at fair value as determined in good faith by Company management under the supervision and review of the Board. After recording all appropriate interest, dividend, and other income, some of which is recorded as an adjustment to the cost basis of the investment as described above, the Company reports changes in the fair value of investments as net changes in unrealized appreciation/ depreciation on investments in the consolidated statements of operations.
Non-accrual loans:   When there is reasonable doubt that principal, cash interest, PIK interest, or dividends will be collected, loans or preferred equity investments are placed on non-accrual status and the Company will generally cease recognizing cash interest, PIK interest, Net Loan Fee amortization, or dividend income, as applicable. When an investment is placed on non-accrual status, all interest and dividends previously accrued but not collected, other than PIK interest or dividends that has been contractually added to the adjusted cost basis of the investment prior to the designation date, is reversed against current period interest and dividend income. Interest and dividend payments subsequently received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Interest or dividend accruals and Net Loan Fee amortization are resumed on non-accrual investments only when they are brought current with respect to principal, interest or dividends and when, in the judgment of management, the investments are estimated to be fully collectible as to all principal, interest or dividends. At December 31, 2016 the Company had one loan designated non-accrual with respect to PIK interest and Net Loan Fees with an amortized cost and fair value of  $7,639 and $5,393, respectively. This loan was initially placed on non-accrual status at September 30, 2016, at which time, the Company ceased recognizing cash and PIK interest income, and Net Loan Fee amortization. During the fourth quarter of 2016, through execution of an amendment, the loan became current with respect to all cash and PIK interest, and the Company resumed accruing cash interest. However, at December 31, 2016, management determined that the principal balance of the loan may not be fully collectible, and therefore the Company placed the loan on non-accrual with respect to the PIK interest and Net Loan Fee amortization. At December 31, 2015, one investment with aggregate cost and fair value of  $937 and $798, respectively, was carried as a non-accrual loan.
Income taxes:   The Company has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements, and timely distribute at least 90% of its investment company taxable income (“ICTI”) to its stockholders. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which generally relieves the Company from U.S. federal income taxes.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Depending on the level of ICTI earned in a tax year, the Company may choose to retain ICTI in an amount less than that which would trigger federal income tax liability under Subchapter M of the Code. However, the Company would be liable for a 4% excise tax on such income. Excise tax liability is recognized when the Company determines its estimated current year annual ICTI exceeds estimated current year distributions.
The Company may utilize wholly-owned holding companies taxed under Subchapter C of the Code when making equity investments in portfolio companies taxed as pass-through entities to meet its source-of-income requirements as a RIC. These “tax blocker” entities are consolidated in the Company’s GAAP financial statements and may result in federal income tax expense with respect to income derived from those investments. Such income, net of applicable federal income tax, is not included in the Company’s tax-basis net investment income until distributed by the holding company, which may result in temporary differences and character differences between the Company’s GAAP and tax-basis net investment income and realized gains and losses. Federal income tax expense from such holding-company subsidiaries is included in general and administrative expenses in the consolidated statements of operations.
The Company evaluates tax positions taken in the course of preparing its tax returns to determine whether they are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold could result in greater and undistributed ICTI, income and excise tax expense, and, if involving multiple years, a re-assessment of the Company’s RIC status. GAAP requires recognition of accrued interest and penalties related to uncertain tax benefits as income tax expense. There were no uncertain income tax positions at December 31, 2016 and 2015. The current and prior three tax years remain subject to examination by U.S. federal and most state tax authorities.
Distributions: Distributions to common stockholders are recorded on the declaration date. The timing of distributions as well as the amount to be paid out as a distribution is determined by the Board each quarter. Distributions from net investment income and net realized gains are determined in accordance with the Code. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. Distributions paid in excess of taxable net investment income and net realized gains are considered returns of capital to stockholders.
The Company has adopted a distribution reinvestment plan (“DRIP”) that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes and the Company declares a cash distribution, then stockholders who have not “opted out” of the DRIP will have their cash distribution automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution.
The Company may use newly issued shares under the guidelines of the DRIP, or the Company may purchase shares in the open market in connection with its obligations under the plan.
Deferred debt issuance costs:   Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. Deferred debt issuance costs are presented as a direct reduction of the related debt liability on the consolidated balance sheets except for deferred debt issuance costs associated with the Company’s line of credit arrangements, which are included in prepaid expenses and other assets on the consolidated balance sheets. Deferred debt issuance costs are amortized to interest expense over the term of the related debt.
Goodwill:   On December 4, 2013, in connection with acquisition of the limited partnership interests in SBIC I LP and membership interest in SBIC I GP (the “SBIC Acquisitions”), the Company recorded goodwill of  $1,077, which is included in prepaid expenses and other assets on the consolidated balance sheets. Goodwill is not subject to amortization. Goodwill is evaluated for impairment annually or more frequently if events occur or circumstances change that indicate goodwill may be impaired. There have been no goodwill impairments since the date of the SBIC Acquisitions.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Intangible asset:   On December 4, 2013, in connection with the SBIC Acquisitions, the Company recorded an intangible asset of  $2,500 attributable to the SBIC license. The Company amortizes this intangible asset on a straight-line basis over its estimated useful life of 13 years. The Company expects to incur annual amortization expense of  $195 in each of the years ending December 31, 2025 and $145 in 2026.
The Company tests its intangible asset for impairment if events or circumstances suggest that the asset carrying value may not be fully recoverable. The intangible asset, net of accumulated amortization of  $600 and $405 at December 31, 2016 and 2015, respectively, is included in prepaid expenses and other assets.
Interest expense:   Interest expense is recognized on an accrual basis.
Concentration of credit risk:   Aside from its debt instruments, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss is minimal.
New Accounting Standards
The following table discusses recently issued Accounting Standards Updates (“ASU”) by the Financial Accounting Standards Board (“FASB”) adopted by the Company during 2016:
Standard	Description	Period of Adoption	Effect of Adoption on the financial statements
Standards that were adopted
ASU 2015-02, Consolidation: Amendments to the Consolidation Analysis	Modifies existing consolidation guidance for reporting organizations that are required to evaluate whether they should consolidate certain legal entities	First Quarter 2016 retrospectively	No material impact to the Company’s consolidated financial statements
ASU 2015-03, Interest — Imputation of Interest: Simplifying the Presentation of Debt Issuance Costs	Changes the presentation of debt issuance costs in the financial statements where an entity presents such costs in the balance sheet as a direct deduction from the related debt liability rather than as an asset. Amortization of the costs is reported as interest expense. ASU 2015-03 did not specifically address presentation or subsequent measurement of debt issuance costs related to line of credit arrangements	First Quarter 2016 retrospectively	Resulted in a $3,420 retrospective reduction of both net deferred debt issuance costs and SBA debentures payable in the consolidated balance sheet as of December 31, 2015 and a reduction of amortization and write-off of deferred debt issuance costs and corresponding increase in interest expense in the consolidated statement of operations for the years ended December 31, 2015 and 2014 of $2,100 and $1,354, respectively. Net deferred debt issuance costs of $3,037 are presented as a direct deduction from the SBA

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Standard	Description	Period of Adoption	Effect of Adoption on the financial statements
debentures payable in the consolidated balance sheet as of December 31, 2016. Amortization and write-off of deferred debt issuance costs associated with the Company’s SBA debentures and the OFS Capital WM revolving line of credit is included in interest expense in the consolidated statement of operations. See Note 8 for more details. There was no impact to consolidated earnings as a result of this adoption
ASU 2015-15, Interest — Imputation of Interest: Presentation and subsequent measurement of debt issuance costs associated with line-of-credit arrangements — amendments to SEC paragraphs	Response to SEC views on ASU 2015-03. Given the absence of authoritative guidance within ASU 2015-03 for debt issuance costs related to line of credit arrangements, the SEC stated it would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line of credit arrangement	First Quarter 2016 retrospectively	Net deferred debt issuance costs of $256 and $185 associated with the Company’s PWB Credit Facility are presented as an asset and included in prepaid expenses and other assets in the consolidated balance sheet as of December 31, 2016 and 2015, respectively. There was no impact to consolidated earnings as a result of this adoption

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

The following table discusses recently issued ASUs by the FASB yet to be adopted by the Company:
Standard	Description	Effect of Adoption on the financial statements
Standards that are not yet adopted
ASU 2014-09, Revenue from Contracts with Customers	Supersedes nearly all existing revenue recognition guidance under GAAP. The core principle of the standard is to recognize revenues to depict the transfer of promised goods or services to customers in an amount that reflects the consideration that is expected to be received for those goods or services. The standard defines a five step process to achieve this core principle. The standard must be adopting using either of the following transition methods: (i) a full retrospective approach reflecting the application of the standard in each prior reporting period with the option to elect certain practical expedients, or (ii) a retrospective approach with the cumulative effect of initially adopting ASU 2014-09 recognized at the date of adoption (which includes additional footnote disclosures)	In August 2015, the FASB issued ASU 2015-14, which defers the effective date of ASU 2014-09, such that the guidance is effective for annual and interim reporting periods beginning after December 15, 2017. Early adoption is not permitted. The Company has completed its initial evaluation phase and has determined the impact of its pending adoption of ASU 2014-09 is not expected to have a material effect on the Company’s consolidated financial statements.
ASU 2016-01, Financial Instruments — Overall	Modifies how entities measure equity investments and present changes in the fair value of financial liabilities. Entities will have to measure equity investments that do not result in consolidation and are not accounted for under the equity method at fair value, and recognize any changes in fair value in net income unless the investments qualify for the new practicality exception. A practicality exception will apply to those equity investments that do not have a readily determinable fair value and do not qualify for the practical expedient to estimate fair value under ASC Topic 820, and as such these investments may be measured at cost	Annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years. The Company is required to record its investments at fair value with changes in fair value recognized in net income in accordance with ASC Topic 946. Therefore, the adoption of ASU 2016-01 is not expected to have a material effect on the Company’s consolidated financial statements

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Standard	Description	Effect of Adoption on the financial statements
ASU 2016-15, Statement of Cash Flows	Addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows.	Annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years and early adoption is permitted. The Company is currently evaluating the impact of this ASU will have on the Company’s consolidated financial position and disclosures.
ASU 2016-19, Technical Corrections and Improvements	Makes minor corrections and clarifications that affect a wide variety of topics in the Accounting Standards Codification, including an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance of that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the Topic 820 amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements.	Annual reporting periods beginning after December 15, 2017, including interim periods within those years. Early application is permitted for any fiscal year or interim period for which the entity’s financial statements have not yet been issued. The Company is currently evaluating the impact this ASU will have on the Company’s consolidated financial position or disclosures.
Note 3. OFS Capital WM
OFS Capital WM, LLC (“OFS Capital WM”), a wholly-owned investment company subsidiary, was formed in August 2010 with the limited purpose of holding, acquiring, managing and financing senior secured loan investments to middle-market companies in the United States. On September 28, 2010, the Company became the owner of OFS Capital WM through a transaction in which it transferred eligible loans — or 100% of its participating interest in certain other loans — to OFS Capital WM in exchange for cash and a 100% equity ownership interest in OFS Capital WM. These loans were managed and serviced by MCF Capital Management, LLC (“MCF”) under a loan and security agreement among OFS Capital WM, MCF, Wells Fargo Securities, LLC, and Well Fargo Delaware Trust Company, N.A. (the “Loan and Security Agreement”). MCF charged a management fee of 0.25% per annum of the assigned value of the underlying portfolio investments plus an accrued fee that was deferred until termination of the Loan and Security Agreement on May 28, 2015. The Company incurred management fee expense related to this agreement of  $-0-, $288, and $731, for the years ended December 31, 2016, 2015, and 2014, respectively.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

OFS Capital WM Asset Sale and Related Transactions
On May 28, 2015, the Company and OFS Capital WM entered into a Loan Portfolio Purchase Agreement with Madison Capital Funding LLC (“Madison”), an affiliate of MCF, pursuant to which OFS Capital WM sold a portfolio of 20 senior secured debt investments with an aggregate outstanding principal balance of  $67,807 to Madison for cash proceeds of  $67,309 (the “WM Asset Sale”).On May 28, 2015, the total fair value of the debt investments sold, applying the Company’s March 31, 2015 fair value percentages to the principal balances of the respective investments on the sale date, was approximately $66,703. The determination of the fair value of the Company’s investments is subject to the good faith determination by the Company’s board of directors, which is conducted no less frequently than quarterly, pursuant to the Company’s valuation policies and accounting principles generally accepted in the United States.
On May 28, 2015, pursuant to the Loan and Security Agreement, the Company applied $52,414 from the sale proceeds of the WM Asset Sale to pay in full and retire OFS Capital WM’s secured revolving line of credit with Wells Fargo Bank, N.A. (“WM Credit Facility”). As a result of the termination of the WM Credit Facility, the Company wrote-off related unamortized deferred financing closing costs of  $1,216.
On May 28, 2015, in connection with the WM Asset Sale, the Company entered into a Loan Administration Services Agreement with Madison pursuant to which Madison will provide loan servicing and other administrative services to OFS Capital WM with respect to certain of its remaining loan assets. In return for its loan administration services, Madison will receive a quarterly loan administration fee of 0.25% per annum based on the average daily principal balances of the loan assets for such quarter. The Company incurred loan administration fee expense of  $39, $33, and $-0- for the years ended December 31, 2016, 2015, and 2014, respectively.
Note 4. Related Party Transactions
Investment Advisory and Management Agreement:   OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company pursuant to an investment advisory and management agreement dated November 7, 2012 (“Advisory Agreement”). Under the terms of the Advisory Agreement, which are in accordance with the 1940 Act and subject to the overall supervision of the Company’s Board, OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring investments, and monitoring investments and portfolio companies on an ongoing basis. OFS Advisor is a subsidiary of Orchard First Source Asset Management, LLC (“OFSAM”) and a registered investment advisor under the Investment Advisers Act of 1940, as amended.
OFS Advisor’s services under the Investment Advisory Agreement are not exclusive to us and OFS Advisor is free to furnish similar services to other entities, including other BDCs affiliated with OFS Advisor, so long as its services to us are not impaired. OFS Advisor also serves as the investment adviser to CLO funds and other assets, including Hancock Park Corporate Income, Inc., a non-traded BDC with an investment strategy similar to the Company.
OFS Advisor receives fees for providing services, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% and based on the average value of the Company’s total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the quarter. OFS Advisor has elected to exclude the value of the intangible asset and goodwill resulting from the SBIC Acquisitions from the base management fee calculation.
The base management fee is payable quarterly in arrears and was $4,516, $4,937, and $2,184, for the years ended December 31, 2016, 2015, and 2014, respectively.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

The incentive fee has two parts. The first part (“Part One”) is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination and sourcing, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement (as defined below) and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest or dividend feature (such as OID, debt instruments with PIK interest, equity investments with accruing or PIK dividend and zero coupon securities), accrued income that the Company has not yet received in cash.
Pre-incentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter. The incentive fee with respect to pre-incentive fee net income is 20.0% of the amount, if any, by which the pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, OFS Advisor receives no incentive fee until the net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up,” 100.0% of the pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, OFS Advisor will receive 20.0% of the pre-incentive fee net investment income.
Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during such quarter.
The second part (“Part Two”) of the incentive fee (the “Capital Gain Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Advisory Agreement, as of the termination date), commencing on December 31, 2012, and equals 20.0% of the Company’s aggregate realized capital gains, if any, on a cumulative basis from the date of the election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation through the end of such year, less all previous amounts paid in respect of the Capital Gain Fee; provided that the incentive fee determined as of December 31, 2012, was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period beginning on the date of the Company’s election to be a BDC and ending December 31, 2012.
The Company accrues the Capital Gain Fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive. If, on a cumulative basis, the sum of net realized capital gains (losses) plus net unrealized appreciation (depreciation) decreases during a period, the Company will reverse any excess Capital Gain Fee previously accrued such that the

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

amount of Capital Gains Fee accrued is no more than 20% of the sum of net realized capital gains (losses) plus net unrealized appreciation (depreciation). OFS Advisor has excluded from the Capital Gain Fee calculation any realized gain with respect to (1) the SBIC Acquisitions, and (2) the WM Asset Sale.
The Company incurred incentive fee expense of  $3,333, $2,627, and $1,253 for the for the years ended December 31, 2016, 2015, and 2014, respectively. Incentive fees for the years ended December 31, 2016, 2015, and 2014, included Part One incentive fees (based on net investment income) of  $3,472, $2,488 and $1,253, respectively, and Part Two incentive fees (based upon net realized and unrealized gains and losses, or capital gains) of  $(139), $139 and $-0-, respectively.
License Agreement:   The Company entered into a license agreement with OFSAM under which OFSAM has agreed to grant the Company a non-exclusive, royalty-free license to use the name “OFS.”
Administration Agreement:   OFS Capital Services, LLC (“OFS Services”), a wholly-owned subsidiary of OFSAM, furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions, and clerical, bookkeeping and record keeping services at such facilities pursuant to an administration agreement dated November 7, 2012 (“Administration Agreement”). Under the Administration Agreement, OFS Services performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, OFS Services also provides managerial assistance on the Company’s behalf to those portfolio companies that have accepted the Company’s offer to provide such assistance. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion of OFS Services’s overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and the Company’s allocable portion of the cost of its officers, including its chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, and their respective staffs.
Administration fee expense was $1,304, $1,637and $1,245 for the years ended December 31, 2016, 2015, and 2014, respectively.
Note 5. Investments
As of December 31, 2016, the Company had loans to 39 portfolio companies, of which 74% were senior secured loans and 26% were subordinated loans, at fair value, as well as equity investments in 17 of these portfolio companies. The Company also held an equity investment in two portfolio companies in which it did not hold a debt interest. At December 31, 2016, investments consisted of the following:
	Amortized Cost	Fair Value
Senior secured debt investments	$182,315	$180,955
Subordinated debt investments	66,591	63,410
Preferred equity	23,293	23,721
Common equity and warrants	7,108	13,541
Total	$279,307	$281,627

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

At December 31, 2016, all but one of the Company’s investments, with an amortized cost and fair value of  $3,923 and $3,923, respectively (domiciled in Canada), were domiciled in the United States. Geographic composition is determined by the location of the corporate headquarters of the portfolio company. The industry compositions of the Company’s portfolio were as follows:
	Amortized Cost		Fair Value
Administrative and Support and Waste Management and Remediation Services
Other Travel Arrangement and Reservation Services	$10,182	3.6%	$10,839	3.8%
Security Systems Services (except Locksmiths)	18,663	6.7	18,883	6.7
Tour Operators	439	0.2	1,019	0.4
Arts, Entertainment, and Recreation
Fitness and Recreational Sports Centers	14,372	5.1	14,410	5.1
Education Services
Colleges, Universities, and Professional Schools	5,314	1.9	5,142	1.8
Finance and Insurance
Insurance Agencies and Brokerages	13,510	4.8	13,599	4.8
Health Care and Social Assistance
Medical Laboratories	4,204	1.5	4,174	1.5
Other Outpatient Care Centers	14,207	5.2	14,393	5.1
Outpatient Mental Health and Substance Abuse Centers	7,639	2.7	5,393	1.9
Information
Other Information Services	2,427	0.9	2,340	0.8
Other Telecommunications	2,652	0.9	2,630	0.9
Software Publishers	4,896	1.8	4,949	1.8
Manufacturing
Bolt, Nut, Screw, Rivet, and Washer Manufacturing	4,090	1.5	3,555	1.3
Other Aircraft Parts and Auxiliary Equipment Manufacturing	11,925	4.3	13,551	4.8
Other Basic Inorganic Chemical Manufacturing	4,413	1.6	4,396	1.6
Packaging Machinery Manufacturing	1,996	0.7	1,885	0.7
Pharmaceutical Preparation Manufacturing	4,049	1.4	9,893	3.5
Pump and Pumping Equipment Manufacturing	10,908	3.9	10,016	3.6
Travel Trailer and Camper Manufacturing	12,797	4.6	13,149	4.7
Other Services (except Public Administration)
Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance	13,695	4.9	11,610	4.1

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

	Amortized Cost		Fair Value
Professional, Scientific, and Technical Services
Computer Systems Design and Related Services	3,879	1.4	3,946	1.4
Custom Computer Programming Services	5,097	1.8	5,143	1.8
Other Accounting Services	5,328	1.9	4,911	1.7
Other Computer Related Services	14,738	5.3	14,883	5.3
Other Professional, Scientific, and Technical Services	32,750	11.7	31,422	11.2
Veterinary Services	650	0.2	651	0.2
Real Estate and Rental and Leasing
Home Health Equipment Rental	900	0.3	1,037	0.4
Office Machinery and Equipment Rental and Leasing	11,888	4.3	13,510	4.8
Offices of Real Estate Agents and Brokers	3,923	1.4	3,923	1.4
Offices of Real Estate Appraisers	10,032	3.6	10,000	3.6
Retail Trade
All Other General Merchandise Stores	6,839	2.4	6,839	2.4
Wholesale Trade
Metal Service Centers and Other Metal Merchant Wholesalers	12,700	4.5	14,142	5.0
Sporting and Recreational Goods and Supplies Merchant Wholesalers	8,205	3.0	5,394	1.9
	$279,307	100.0%	$281,627	100.0%

During the year ended December 31, 2016, the Company converted $1,765 in principal of a subordinated debt investment into preferred equity units and warrants valued at $1,765, converted $329 in principal of a senior secured debt investment into preferred equity units valued at $335, and converted $800 in principal of a subordinated debt investment into a senior secured debt investment in the same portfolio company. In addition, the Company amended a senior secured debt investment for which it received preferred equity units in the same portfolio company valued at $203 and received additional preferred equity units valued at $44 in connection with a $1,250 follow on investment in the same portfolio company.
As of December 31, 2015, the Company had loans to 38 portfolio companies, of which 71% were senior secured loans and 29% were subordinated loans, at fair value, as well as equity investments in 15 of these portfolio companies. The Company also held equity investments in one portfolio company in which it did not hold a debt interest. At December 31, 2015, investments consisted of the following:
	Amortized Cost	Fair Value
Senior secured debt investments	$161,944	$160,437
Subordinated debt investments	65,227	64,240
Preferred equity	19,120	22,133
Common equity and warrants	5,964	10,486
Total	$252,255	$257,296

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

At December 31, 2015, the Company’s investments were all domiciled in the United States and the industry compositions of the Company’s portfolio were as follows:
	Amortized Cost		Fair Value
Administrative and Support and Waste Management and Remediation Services
Other Travel Arrangement and Reservation Services	$10,164	4.0%	$10,164	4.0%
Security Systems Services (except Locksmiths)	5,000	2.0	5,000	1.9
Tour Operators	2,849	1.1	3,198	1.2
Education Services
Colleges, Universities, and Professional Schools	5,005	2.0	4,786	1.9
Finance and Insurance
Insurance Agencies and Brokerages	11,663	4.6	11,497	4.5
Health Care and Social Assistance
Medical Laboratories	4,165	1.7	3,677	1.4
Other Outpatient Care Centers	15,187	6.0	15,031	5.8
Outpatient Mental Health and Substance Abuse Centers	6,610	2.6	6,456	2.5
Information
Other Information Services	2,564	1.0	2,433	0.9
Other Telecommunications	3,798	1.5	3,711	1.4
Software Publishers	4,711	1.9	7,453	2.9
Manufacturing
Bolt, Nut, Screw, Rivet, and Washer Manufacturing	4,534	1.8	4,506	1.8
Communications Equipment Manufacturing	2,257	0.9	2,257	0.9
Other Aircraft Parts and Auxiliary Equipment Manufacturing	11,770	4.7	12,812	4.9
Other Basic Inorganic Chemical Manufacturing	4,766	1.9	4,695	1.8
Packaging Machinery Manufacturing	1,995	0.8	1,940	0.8
Pharmaceutical Preparation Manufacturing	4,068	1.6	5,698	2.2
Pump and Pumping Equipment Manufacturing	12,853	5.1	12,752	5.0
Soap and Other Detergent Manufacturing	937	0.4	798	0.3
Travel Trailer and Camper Manufacturing	13,613	5.4	13,613	5.3
Other Services (except Public Administration)
Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance	14,449	5.7	13,792	5.3

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

	Amortized Cost		Fair Value
Professional, Scientific, and Technical Services
Administrative Management and General Management Consulting	9,915	3.9	9,952	3.9
Computer Systems Design and Related Services	2,971	1.2	2,892	1.1
Custom Computer Programming Services	6,493	2.6	6,319	2.5
Other Accounting Services	5,738	2.3	7,100	2.8
Other Computer Related Services	11,828	4.7	11,508	4.5
Other Professional, Scientific, and Technical Services	31,574	12.4	31,511	12.1
Real Estate and Rental and Leasing
Home Health Equipment Rental	900	0.4	1,951	0.8
Office Machinery and Equipment Rental and Leasing	8,037	3.2	8,452	3.3
Offices of Real Estate Appraisers	10,050	4.0	9,940	3.9
Wholesale Trade
Electrical Apparatus and Equipment, Wiring Supplies, and Related	3,558	1.4	3,559	1.4
Metal Service Centers and Other Metal Merchant Wholesalers	9,834	3.9	9,956	3.9
Sporting and Recreational Goods and Supplies Merchant Wholesalers	8,399	3.3	7,887	3.1
	$252,255	100.0%	$257,296	100.0%

Unconsolidated Significant Subsidiaries:   In accordance with Regulation S-X and GAAP, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Company has a controlling interest unless the business of the controlled operating company consists of providing services to the Company. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Company evaluates its unconsolidated controlled portfolio companies as significant subsidiaries under the respective rules. As of December 31, 2016, MTE Holding Corp. and Subsidiaries was considered a significant unconsolidated subsidiary under Regulation S-X Rule 4-08(g). The Company’s voting ownership in MTE Holding Corp is limited to 50% through a substantive participating voting rights agreement with an unaffiliated investor. Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of MTE Holding Corp. and Subsidiaries is presented below:
	December 31,
Balance Sheet:	2016	2015
Current assets	$5,535	$4,511
Noncurrent assets	24,681	24,588
Total Assets	$30,216	$29,099
Current liabilities	$2,401	$1,239
Noncurrent liabilities	16,889	18,328
Total liabilities	19,290	19,567
Non-controlling interest	4,878	4,256
Total equity	6,048	5,276

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

	Years Ended December 31,
Summary of Operations:	2016	2015	2014(1)
Net Sales	$27,704	$1,958	$—
Gross Profit	7,436	508	—
Net income	2,232	(967)	—
Net income (loss) attributable to MTE Holding Corp.	1,235	(535)	—

(1)
MTE Holding Corp. was organized in 2015.

Note 6. Fair Value of Financial Instruments
The Company’s investments are valued at fair value as determined in good faith by Company management under the supervision, and review and approval of the Board. These fair values are determined in accordance with a documented valuation policy and a consistently applied valuation process that includes a review of each investment by an independent valuation firm at least once every 12 months.
Each quarter the Company assesses whether sufficient market quotations are available or whether a sufficient number of indicative prices from pricing services or brokers or dealers have been received. Investments for which sufficient market quotations are available are valued at such market quotations. Otherwise, the Company undertakes, on a quarterly basis, a multi-step valuation process as described below:
•
For each debt investment, a basic credit risk rating review process is completed. The risk rating on every credit facility is reviewed and either reaffirmed or revised by OFS Advisor’s investment committee.

•
Each portfolio company or investment is valued by OFS Advisor.

•
The preliminary valuations are documented and are then submitted to OFS Advisor’s investment committee for ratification.

•
Third-party valuation firm(s) provide valuation services as requested, by reviewing the investment committee’s preliminary valuations. OFS Advisor’s investment committee’s preliminary fair value conclusions on each of the Company’s assets for which sufficient market quotations are not readily available is reviewed and assessed by a third-party valuation firm at least once in every 12-month period, and more often as determined by the audit committee of the Company’s Board or required by the Company’s valuation policy. Such valuation assessment may be in the form of positive assurance, range of values or other valuation method based on the discretion of the Company’s Board.

•
The audit committee of the Board reviews the preliminary valuations of OFS Advisor’s investment committee and independent valuation firms and, if appropriate, recommends the approval of the valuations by the Board.

•
The Company’s Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of OFS Advisor, the audit committee and, where appropriate, the respective independent valuation firm.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair values are determined with models or other valuation techniques, valuation inputs, and assumptions market participants would use in pricing an asset or liability. Valuation inputs are organized in a hierarchy that gives the highest priority to prices for identical assets or liabilities quoted in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of inputs in the fair value hierarchy are described below:
Level 1:
Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.

Level 2:
Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data.

Level 3:
Unobservable inputs for the asset or liability, and situations where there is little, if any, market activity for the asset or liability at the measurement date.

The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
The Company assesses the levels of the investments at each measurement date, and transfers between levels are recognized on the measurement date. All of the Company’s investments, which are measured at fair value, were categorized as Level 3 based upon the lowest level of significant input to the valuations. There were no transfers among Level 1, 2 and 3 for the years ended December 31, 2016, 2015, and 2014. The following sections describe the valuation techniques used by the Company to measure different financial instruments at fair value and include the levels within the fair value hierarchy in which the financial instruments are categorized.
Consistent with the policies and methodologies adopted by the Board, the Company performs detailed valuations of its debt and equity investments, including an analysis on the Company’s unfunded loan commitments, using both the market and income approaches as appropriate. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values. The Company may also engage one or more independent valuation firms(s) to conduct independent appraisals of its investments to develop the range of values, from which the Company derives a single estimate of value. Under the income approach, the Company typically prepares and analyzes discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself.
The primary method used to estimate the fair value of the Company’s debt investments is the discounted cash flow method. However, if there is deterioration in credit quality or a debt investment is in workout status, the Company may consider other methods in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The discounted cash flow approach to determine fair value (or a range of fair values) involves applying an appropriate discount rate(s) to the estimated future cash flows using various relevant factors depending on investment type, including the latest arm’s length or market transactions involving the subject security, a benchmark credit spread or other indication of market yields,

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

and company performance. The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment, which may include a weighting factor applied to multiple valuation methods. The determination of fair value using these methodologies may take into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financing transactions subsequent to the acquisition of the investment and anticipated financing transactions after the valuation date.
The Company changed the primary method used to value certain of its investments, primarily equity investments, as of December 31, 2016, from the income approach to the market approach, principally due to the nature of evidence available under the discounted cash flow method, and to better align with industry practice. The Company may also utilize an income approach when estimating the fair value of its equity securities, either as a primary methodology if consistent with industry practice or if the market approach is otherwise not applicable, or as a supporting methodology to corroborate the fair value ranges determined by the market approach.
Under the market approach, the Company estimates the enterprise value of portfolio companies. Typically, the enterprise value of a private company is based on multiples of EBITDA, net income, revenues, or other relevant basis. The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment, which may include a weighting factor applied to multiple valuation methods. In estimating the enterprise value of a portfolio company, the Company analyzes various factors consistent with industry practice, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, financing transactions subsequent to the acquisition of the investment and anticipated financing transactions after the valuation date.
Application of these valuation methodologies involves a significant degree of judgment by management. Fair values of new investments or investments where an arm’s length transaction occurred in the same security are generally assumed to be equal to their cost (“Transaction Price”) for up to three months after their initial purchase.
Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions, or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company might realize significantly less than the value at which such investment had previously been recorded. The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

The following tables provide quantitative information about the Company’s significant Level 3 fair value inputs to the Company’s fair value measurements as of December 31, 2016 and 2015. In addition to the techniques and inputs noted in the tables below, according to the Company’s valuation policy, the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The table below is not intended to be exhaustive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.
	Fair Value at December 31, 2016(1)	Valuation technique	Unobservable inputs	Range (Weighted average)
Debt investments:
Senior secured	$149,128	Discounted cash flow	Discount rates	6.70% – 18.71% (12.07%)
	15,901	Enterprise value	EBITDA multiples	7.25% – 7.50% (7.31%)
Subordinated	45,635	Discounted cash flow	Discount rates	10.75% – 21.24% (14.19%)
	5,393	Enterprise value	EBITDA multiples	8.00x – 8.00x (8.00x)
Equity investments
Preferred equity	23,721	Enterprise value	EBITDA multiples	4.50x – 8.50x (6.82x)
Common equity and warrants	13,042	Enterprise value	EBITDA multiples	5.00x – 8.50x (6.07x)

(1)
Excludes $15,926, $12,382, and $499 of senior secured debt investments, subordinated debt investments, and equity investments, respectively, valued at a Transaction Price.

	Fair Value at December 31, 2015(1)	Valuation technique	Unobservable inputs	Range (Weighted average)
Debt investments:
Senior secured	$109,315	Discounted cash flow	Discount rates	7.11% – 25.00% (12.05%)
Subordinated	64,240	Discounted cash flow	Discount rates	12.56% – 22.34% (15.12%)
Equity investments:
Preferred equity	20,329	Discounted cash flow	Discount rates	15.00% – 25.00% (18.91%)
			EBITDA multiples	5.10x – 7.42x (6.50x)
Common equity and warrants	3,357	Discounted cash flow	Discount rates	25.00% – 30.00% (25.78%)
			EBITDA multiples	3.98x – 8.08x (5.19x)

(1)
Excludes $51,122, $-0-, and $8,933 of senior secured debt investments, subordinated debt investments, and equity investments, respectively, valued at a Transaction Price.

Changes in market credit spreads or the credit quality of the underlying portfolio company (both of which could impact the discount rate), as well as changes in EBITDA and/or EBITDA multiples, among other things, could have a significant impact on fair values, with the fair value of a particular debt investment susceptible to change in inverse relation to the changes in the discount rate. Changes in EBITDA and/or EBITDA multiples, as well as changes in the discount rate, could have a significant impact on fair values, with the fair value of an equity investment susceptible to change in tandem with the changes in EBITDA and/or EBITDA multiples, and in inverse relation to changes in the discount rate.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

The following tables present changes in investments measured at fair value using Level 3 inputs for the years ended December 31, 2016 and 2015:
	Year Ended December 31, 2016
	Senior Secured Debt Investments	Subordinated Debt Investments	Preferred Equity	Common Equity and Warrants	Total
Level 3 assets, January 1, 2016	$160,437	$64,240	$22,133	$10,486	$257,296
Net realized gain on investments	83	7	—	2,137	2,227
Net change in unrealized appreciation/depreciation on investments	329	(2,376)	(2,584)	1,910	(2,721)
Amortization of Net Loan Fees	1,012	402	—	—	1,414
Capitalized PIK interest, dividends, and fees	547	602	1,433	—	2,582
PIK amendment fees	(442)	(97)		—	(539)
Purchase and origination of portfolio investments	44,671	22,101	643	822	68,237
Proceeds from principal payments on portfolio investments	(26,519)	(14,885)	—	—	(41,404)
Sale and redemption of portfolio investments	(2,840)	—	—	(2,434)	(5,274)
Distribution received from equity investment	—	—	(324)		(324)
Equity received in connection with purchase of portfolio investments and amendments	(743)	(79)	248	574	—
Conversion from debt investment to equity investment (Note 5)	(320)	(1,765)	2,039	46	—
Conversion from subordinated to senior secured debt investment (Note 5)	800	(800)	—	—	—
Reclassification from Subordinated to Senior Secured debt	3,940	(3,940)	—	—	—
Other	—	—	133	—	133
Level 3 assets, December 31, 2016	$180,955	$63,410	$23,721	$13,541	$281,627

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

	Year Ended December 31, 2015
	Senior Secured Debt Investments	Subordinated Debt Investments	Preferred Equity	Common Equity and Warrants	Total
Level 3 assets, January 1, 2015	$241,749	$52,453	$15,302	$2,730	$312,234
Net realized loss on investments	(3,876)	—	1,651	663	(1,562)
Net change in unrealized appreciation/depreciation on investments	2,554	(1,060)	1,695	3,193	6,382
Amortization of Net Loan Fees	1,705	90	—	—	1,795
Capitalized PIK interest, dividends and fees	524	782	1,115	—	2,421
Purchase and originations of portfolio investments	90,120	21,757	6,932	5,141	123,950
Proceeds from principal payments on portfolio investments	(81,538)	(14,531)	—	—	(96,069)
Sale and redemption of portfolio investments	(86,096)	—	(4,335)	(1,241)	(91,672)
Cash distribution received from equity investments	—	—	(183)	—	(183)
Conversion from senior to subordinated debt	(4,705)	4,705	—	—	—
Conversion from equity investment to debt investment	—	44	(44)	—	—
Level 3 assets, December 31, 2015	$160,437	$64,240	$22,133	$10,486	$257,296

The net unrealized (depreciation) reported in the Company’s consolidated statements of operations for the years ended December 31, 2016, 2015, and 2014, attributable to the Company’s Level 3 assets held at those respective year ends was $254, $3,243, and $2,467, respectively.
The information presented should not be interpreted as an estimate of the fair value of the entire Company since fair value measurements are only required for a portion of the Company’s assets and liabilities. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments. The Company’s SBA-guaranteed debentures are carried at cost and with their longer maturity dates, fair value is estimated by discounting remaining payments using current market rates for similar instruments and considering such factors as the legal maturity date. As of December 31, 2016 and 2015, the fair value of the Company’s SBA debentures using Level 3 inputs is estimated at $159,708 and $149,880, respectively.
Note 7. Commitments and Contingencies
Unfunded commitments to the Company’s portfolio companies as of December 31, 2016, were as follows:
Name of Portfolio Company	Investment Type	December 31, 2016
BCC Software, LLC	Senior Secured Revolver	$1,094
O2 Holdings, LLC	Senior Secured Loan	1,000
TRS Services, LLC	Senior Secured Loan	500
		$2,594

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

From time to time, the Company is involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company as of December 31, 2016.
Additionally, the Company is subject to periodic inspection by regulators to assess compliance with applicable regulations related to being a BDC and SBIC I LP is subject to periodic inspections by the SBA.
In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be low.
Note 8. Borrowings
SBA Debentures:   The SBIC Program allows SBIC I LP to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to the Company, have interest payable semi-annually and a ten-year maturity. The interest rate is fixed at the time of SBA pooling, which is March and September of each year, at a market-driven spread over U.S. Treasury Notes with ten-year maturities.
Under present regulations of the SBIC Act, the maximum amount of SBA-guaranteed debt that may be issued by a single SBIC licensee is $150,000. An SBIC fund may borrow up to two times the amount of its regulatory capital, subject to customary regulatory requirements. For two or more SBICs under common control, the maximum amount of outstanding SBA-provided leverage cannot exceed $350,000. In connection with the SBIC Acquisitions, the Company increased its total commitments to SBIC I LP to $75,000, which became a drop down SBIC fund of the Company on December 4, 2013. During 2014, the Company fully funded its $75,000 commitment to SBIC I LP. As of December 31, 2016 and 2015, SBIC I LP had fully drawn the $149,880 of leverage commitments from the SBA.
On a stand-alone basis, SBIC I LP held $247,512 and $245,147 in assets at December 31, 2016 and 2015, respectively, which accounted for approximately 81% and 83% of the Company’s total consolidated assets, respectively. These assets can not be pledged under any debt obligation of the Company.
The following table shows the Company’s outstanding SBA debentures payable as of December 31, 2016 and 2015:
Pooling Date	Maturity Date	Fixed Interest Rate	SBA debentures outstanding
			December 31, 2016	December 31, 2015
September 19, 2012	September 1, 2022	3.049%	$14,000	$14,000
September 25, 2013	September 1, 2023	4.448	7,000	7,000
March 26, 2014	March 1, 2024	3.995	5,000	5,000
September 24, 2014	September 1, 2024	3.819	4,110	4,110
September 24, 2014	September 1, 2024	3.370	31,265	31,265
March 25, 2015	March 1, 2025	2.872	65,920	65,920
September 23, 2015	September 1, 2025	3.184	22,585	22,585
SBA debentures outstanding			149,880	149,880
Unamortized debt issuance costs			(3,037)	(3,420)
SBA debentures outstanding, net of unamortized debt issuance costs			$146,843	$146,460

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

The Company received exemptive relief from the SEC effective November 26, 2013, which permits the Company to exclude SBA guaranteed debentures from the definition of senior securities in the statutory 200% asset coverage ratio under the 1940 Act, allowing for greater capital deployment.
The effective interest rate on the SBA debentures, which includes amortization of deferred debt issuance costs, was 3.43% as of December 31, 2016 and 2015. Interest expense on the SBA debentures was $5,156, $4,352, and $1,433 for the years ended December 31, 2016, 2015, and 2014, respectively, which includes $382, $297, and $114 of debt issuance costs amortization, respectively.
The weighted-average fixed cash interest rate on the SBA debentures as of December 31, 2016 and 2015, was 3.18%.
PWB Credit Facility:   On November 5, 2015, the Company entered into a Business Loan Agreement (“BLA”) with Pacific Western Bank, as lender, to provide the Company with a $15,000 senior secured revolving credit facility (“PWB Credit Facility”). The PWB Credit Facility is available for general corporate purposes including investment funding and was scheduled to mature on November 6, 2017. The maximum availability of the PWB Credit Facility is equal to 50% of the aggregate outstanding principal amount of eligible loans included in the borrowing base and otherwise specified in the BLA. The PWB Credit Facility is guaranteed by OFS Capital WM and secured by all of the Company’s current and future assets excluding assets held by SBIC I LP and the Company’s SBIC I LP and SBIC I GP partnership interests.
On October 31, 2016, the BLA was amended to, among other things (i) increase the maximum amount available under the PWB Credit Facility from $15 million to $25 million, (ii) extend the maturity date from November 6, 2017 to October 31, 2018, (iii) increase the fixed interest rate from 4.75% to 5.00% per annum, and (iv) exclude subordinated loan investments (as defined in the BLA) from the borrowing base. In addition, as of the amendment date, the Company will incur an unused commitment fee, payable monthly in arrears, equal to 0.50% per annum on any unused portion of the PWB Credit Facility in excess of $15,000, which is included in interest expense on the consolidated statement of operations. There were no advances under the facility prior to the October 31, 2016 amendment.
The average dollar amount of borrowings outstanding during the year ended December 31, 2016, was $578. The effective interest rate, which includes amortization of deferred debt issuance costs and unused fees on the unused portion in excess of  $15,000, as of December 31, 2016, was 6.14%. Deferred debt issuance costs, net of accumulated amortization, was $256 and $185 as of December 31, 2016 and 2015, respectively. Amortization of debt issuance costs was $108, $17, and $0, for the years ended December 31, 2016, 2015, and 2014, respectively.
Availability under the PWB Credit Facility as of December 31, 2016 was $15,500 based on the stated advance rate of 50% under the borrowing base.
The BLA contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, a minimum tangible net asset value, a minimum quarterly net investment income after incentive fees, and a statutory asset coverage test. The BLA also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change in investment advisor, and the occurrence of a material adverse change in our financial condition. As of December 31, 2016, the Company was in compliance with the applicable covenants.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

OFS Capital WM Revolving Line of Credit:   Prior to the termination of the WM Credit Facility on May 28, 2015 (see Note 4), OFS Capital WM had a $75,000 secured revolving credit facility, as amended from time to time, with Wells Fargo. The WM Credit Facility was secured by all eligible loans acquired by OFS Capital WM, and had a maturity date of December 31, 2018 and a reinvestment period through December 31, 2015. The interest rate on outstanding borrowings was the London Interbank Offered Rate plus 2.50% per annum. The minimum equity requirement was set at $35,000. The interest rate on the outstanding borrowings at December 31, 2014 was 2.76%. The unused commitment fee on the WM Credit Facility was (i) 0.5% per annum of the first $25,000 of the unused facility and (ii) 2% per annum of the balance in excess of  $25,000, and was included in interest expense on the consolidated statement of operations. During the three months ended March 31, 2015, the Company recorded a $430 write-off of debt issuance costs due to a permanent reduction in the facility’s commitment from $100,000 to $75,000. During the three months ended June 30, 2015, the Company incurred a $1,216 write-off of debt issuance costs due to the termination of the facility on May 28, 2015.
Note 9. Federal Income Tax
The Company has elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its ICTI, as defined by the Code. Additionally, to avoid a 4% excise tax on undistributed earnings the Company is required to distribute each calendar year the sum of  (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the one-year period ending October 31 of that calendar year, and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no federal income tax. Maintenance of the Company’s RIC status also requires adherence to certain source of income and asset diversification requirements.
The Company has met the required distribution, source of income and asset diversification requirements as of December 31, 2016, and intends to continue meeting these requirements. Accordingly, there is no liability for federal income taxes at the Company level. The Company’s ICTI differs from the net increase in net assets resulting from operations primarily due to differences in income recognition on the unrealized appreciation/depreciation of investments, income from Company’s equity investments in pass-through entities, PIK dividends that have not yet been declared and paid by underlying portfolio companies, capital gains and losses and the net creation or utilization of capital loss carryforwards.
The distributions paid to stockholders are reported as ordinary income, long-term capital gains, and returns of capital. The tax character of distributions paid were as follows:
	Years Ended December 31,
	2016	2015	2014
Ordinary taxable income	$12,157	$10,954	$6,139
Long-term capital gain	169	—	—
Return of capital	858	2,197	6,964
Total distributions to stockholders	$13,184	$13,151	$13,103

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

The Company records reclassifications to its capital accounts related to permanent differences between GAAP and tax treatment related to goodwill amortization, excise taxes, and other permanent differences; and temporary differences between GAAP and tax treatment of realized gains and losses, income arising from Company’s equity investments in pass-through entities, PIK dividends, and other temporary differences. Reclassifications were as follows:
	Years Ended December 31,
	2016	2015	2014
Paid-in capital in excess of par	$592	$(198)	$62
Undistributed net investment income	131	(304)	(555)
Accumulated net realized gain (loss)	(723)	502	493
Tax basis undistributed income as of December 31, 2016 and 2015 was as follows:
	December 31,
	2016	2015
Undistributed net investment income	$—	$—
Capital loss carryforward (non-expiring)	—	(2,447)
The tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments as of December 31, 2016 and 2015 were as follows:
	December 31,
	2016	2015
Tax-basis amortized cost of investments	$273,414	$247,714
Tax-basis gross unrealized appreciation on investments	19,554	13,826
Tax-basis gross unrealized depreciation on investments	(11,341)	(4,244)
Tax-basis net unrealized appreciation on investments	8,213	9,582
Fair value of investments	$281,627	$257,296

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 10. Financial Highlights
The following is a schedule of financial highlights for the years ended December 31, 2016, 2015, and 2014:
	Years Ended December 31,
	2016	2015	2014
Per share data:
Net asset value per share at beginning of period	14.76	14.24	$14.58
Distributions(4)
Dividends from ordinary income	(1.25)	(1.13)	(0.64)
Dividends from capital gains	(0.02)	—	—
Return of capital	(0.09)	(0.23)	(0.72)
Net investment income	1.46	1.39	0.95
Net realized gain (loss) on non-control/non-affiliate investments	0.25	(0.31)	0.02
Net realized gain on affiliate investments	—	0.14	—
Net realized loss on control investment	—	—	(0.37)
Net change in unrealized appreciation/depreciation on non-control/non-affiliate investments	(0.69)	0.53	0.05
Net change in unrealized appreciation/depreciation on affiliate investments	0.33	0.13	0.19
Net change in unrealized depreciation on control investment	0.07	—	0.18
Net asset value per share at end of period	$14.82	$14.76	$14.24
Per share market value, end of period	$13.76	$11.48	$11.78
Total return based on market value(1)	32.3%	9.0%	2.4%
Total return based on net asset value(2)	9.7%	13.4%	7.0%
Shares outstanding at end of period	9,700,297	9,691,170	9,650,834
Weighted average shares outstanding	9,693,801	9,670,153	9,634,471
Ratio/Supplemental Data (in thousands except ratios)
Average net asset value(3)	$142,818	$140,002	$138,131
Net asset value at end of period	143,778	143,012	137,471
Net investment income	14,145	13,411	9,135
Ratio of total expenses to average net assets	11.9%	13.5%	9.9%
Ratio of net investment income to average net assets	9.8%	9.6%	6.6%
Portfolio turnover	18.1%	44.6%	34.9%

(1)
Calculation is ending market value less beginning market value, adjusting for dividends and distributions reinvested at prices obtained in the Company’s dividend reinvestment plan for the respective distributions.

(2)
Calculation is ending net asset value less beginning net asset value, adjusting for dividends and distributions reinvested at the Company’s quarter-end net asset value for the respective distributions.

(3)
Based on the average of the net asset value at the beginning of the indicated period and the end of each calendar quarter within the period indicated.

(4)
The components of the distributions are presented on an income tax basis.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 11. Distributions
The Company intends to make distributions to stockholders on a quarterly basis of substantially all of its net investment income. In addition, although the Company intends to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, it may in the future decide to retain such capital gains for investment.
The Company may be limited in its ability to make distributions due to the BDC asset coverage requirements of the 1940 Act. The Company’s ability to make distributions may also be affected by its ability to receive distributions from SBIC I LP. SBIC I LP’s ability to make distributions is governed by SBA regulations. Consolidated cash and cash equivalents includes $13,513 held by SBIC I LP, which was not available for distribution at December 31, 2016.
The following table summarizes distributions declared and paid for the years ended December 31, 2016, 2015, and 2014:
Date Declared	Record Date	Payment Date	Amount Per Share(1)	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
Year ended December 31, 2014
January 21, 2014	January 31, 2014	February 14, 2014	$0.34	$3,240	2,656	$34
May 7, 2014	June 16, 2014	June 30, 2014	0.34	3,230	3,467	45
August 7, 2014	September 16, 2014	September 30, 2014	0.34	3,250	2,141	26
November 4, 2014	December 17, 2014	December 31, 2014	0.34	3,127	12,773	151
			$1.36	$12,847	21,037	$256
Year ended December 31, 2015
March 4, 2015	March 17, 2015	March 31, 2015	$0.34	$3,133	12,106	$148
May 4, 2015	June 16, 2015	June 30, 2015	0.34	3,132	12,834	154
August 6, 2015	September 16, 2015	September 30, 2015	0.34	3,142	14,355	147
December 2, 2015	December 17, 2015	December 31, 2015	0.34	3,283	1,041	12
			$1.36	$12,690	40,336	$461
Year ended December 31, 2016
March 7, 2016	March 17, 2016	March 31, 2016	$0.34	$3,280	1,154	$15
May 2, 2016	June 16, 2016	June 30, 2016	0.34	3,269	1,998	26
August 5, 2016	September 16, 2016	September 30, 2016	0.34	3,258	2,888	38
October 31, 2016	December 16, 2016	December 30, 2016	0.34	3,255	3,087	43
			$1.36	$13,062	9,127	$122

(1)
The determination of the tax attributes of distributions is made annually as of the end of each fiscal year based upon taxable income for the full year and distributions paid for the full year. The return of capital portion of each distribution as of December 31, 2014, 2015, and 2016 was $0.72, $0.23, and $0.09, respectively.

For the year ended December 31, 2016, $122 of the total $13,183 paid to stockholders represented DRIP participation, during which the Company satisfied the DRIP participation requirements with the issuance of 9,127 shares at an average value of  $13.23 per share at the date of issuance. For the year ended

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

December 31, 2015, $461 of the total $13,151 paid to stockholders represented DRIP participation, during which the Company satisfied the DRIP participation requirements with the issuance of 40,336 shares at an average value of  $11.44 per share at the date of issuance. For the year ended December 31, 2014, $256 of the total $13,103 paid to stockholders represented DRIP participation, during which the Company satisfied the DRIP participation requirements with the issuance of 21,037 shares at an average value of  $12.17 per share at the date of issuance.
Since the Company’s IPO, distributions to stockholders total $50,879, or $5.27 per share on a cumulative basis.
Distributions in excess of the Company’s current and accumulated ICTI would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of the Company’s distributions is made annually as of the end of its fiscal year based upon its ICTI for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. Each year, a statement on Form 1099-DIV identifying the source of the distribution is mailed to the Company’s stockholders. For the year ended December 31, 2016, approximately $1.25 per share, $0.02 per share, and $0.09 per share of the Company’s distributions represented ordinary income, long-term capital gain, and a return of capital to its stockholders, respectively.
Note 12. Selected Quarterly Financial Data (Unaudited)
	Quarter Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total investment income	$8,209	$7,359	$7,683	$7,843
Net investment income	3,736	3,297	3,457	3,655
Net gain (loss) on investments	1,087	(909)	881	(1,376)
Net increase in net assets resulting from operations	4,823	2,388	4,338	2,279
Net increase in net assets resulting from operations per share(1)	$0.49	$0.25	$0.45	$0.24
Net asset value per share(2)	$14.82	$14.67	$14.76	$14.65
	Quarter Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Total investment income	$8,873	$7,688	$8,082	$7,621
Net investment income	4,280	3,630	2,752	2,749
Net gain (loss) on investments	1,896	(2,209)	4,650	483
Net increase in net assets resulting from operations	6,176	1,421	7,402	3,232
Net increase in net assets resulting from operations per share(1)	$0.64	$0.15	$0.77	$0.33
Net asset value per share(2)	$14.76	$14.46	$14.66	$14.24

(1)
Based on weighted average shares outstanding for the respective period.

(2)
Based on shares outstanding at the end of the respective period.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 13. Consolidated Schedule of Investments In and Advances To Affiliates
Name of Portfolio Company	Investment Type(1)	Interest, Fees and Dividends Credited to Income(2)	December 31, 2015, Fair Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2016, Fair Value
Control Investments
MTE Holding Corp. and Subsidiaries	Senior Secured Loan	$1,395	$10,544	$67	$(845)	$9,766
	Common Equity	180	3,069	314	—	3,383
		1,575	13,613	381	(845)	13,149
Malabar International	Subordinated Loan	714	—	7,687	(4)	7,683
	Preferred Equity	88	—	5,868	—	5,868
		802	—	13,555	(4)	13,551
Total Control Investments		2,377	13,613	13,936	(849)	26,700
Affiliate Investments
All Metals Holding, LLC	Senior Secured Loan(7)	1,360	—	12,193	672	12,865
	Subordinated Loan(7)	236	—	1,279	(1,279)	—
	Common Equity (Performance Fee)	—	—	79	(79)	—
	Common Equity(5)	—	—	1,277	—	1,277
		1,596	—	14,828	(686)	14,142
Contract Datascan Holdings, Inc.	Subordinated Loan	823	5,236	2,666	7,902
	Preferred Equity(5)(6)	446	2,772	2,649	—	5,421
	Common Equity(5)	—	444	—	(257)	187
		1,269	8,452	5,315	(257)	13,510
Intelli-Mark Technologies, Inc.	Senior Secured Loan	1,174	—	8,841	—	8,841
	Common Equity(5)	—	—	1,998	—	1,998
		1,174	—	10,839	—	10,839
Malabar International	Subordinated Loan	398	7,496	47	(7,543)	—
	Preferred Equity	44	5,316	—	(5,316)	—
		442	12,812	47	(12,859)	—
Master Cutlery, LLC	Subordinated Loan	625	4,705	6	(271)	4,440
	Preferred Equity(6)	29	3,015	—	(2,061)	954
	Common Equity(5)	—	167	—	(167)	—
		654	7,887	6	(2,499)	5,394
NeoSystems Corp.	Subordinated Loan	651	4,619	96	(1,059)	3,656

	Preferred Equity(5)(6)	120	2,481	120	(1,346)	1,255
		771	7,100	216	(2,405)	4,911
Pfanstiehl Holdings, Inc	Subordinated Loan	431	3,814	11	(15)	3,810
	Common Equity	127	1,884	4,199	—	6,083
		558	5,698	4,210	(15)	9,893
Strategic Pharma Solutions, Inc.	Senior Secured Loan	1,000	8,848	61	(526)	8,383
	Preferred Equity(5)(6)	111	1,804	1,222	—	3,026
		1,111	10,652	1,283	(526)	11,409
TRS Services, Inc.	Senior Secured Loan	1,196	11,009	238	(1,698)	9,549
	Preferred Equity (Class AA units)(5)(6)	25	—	354	—	354
	Preferred Equity (Class A units)(5)(6)	371	2,757	371	(1,421)	1,707
	Common Equity(5)	—	26	—	(26)	—
		1,592	13,792	963	(3,145)	11,610
Total Affiliate Investments		9,167	66,393	37,707	(22,392)	81,708
Total Control and Affiliate Investments		$11,544	$80,006	$51,643	$(23,241)	$108,408

(1)
Principal balance of debt investments and ownership detail for equity investments are shown in the consolidated schedule of investments.

OFS Capital Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

(2)
Represents the total amount of interest, fees or dividends included in 2016 income for the portion of the year ended December 31, 2016, that an investment was included in Control or Affiliate Investment categories, respectively.

(3)
Gross additions include increases in cost basis resulting from a new portfolio investment, PIK interest, fees and dividends, accretion of OID, net increases in unrealized net appreciation or decreases in unrealized depreciation, and transfers from Non-control/Non-affiliate Investments to Affiliate Investments and from Affiliate Investments to Control Investments.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments and sales, if any, and net decreases in unrealized appreciation or net increases in unrealized depreciation, and transfers from Affiliate Investment to Control Investment.

(5)
Non-income producing.

(6)
Dividends credited to income include dividends contractually earned but not declared.

(7)
During the quarter ended December 31, 2016, the Company received cash of approximately $477 and converted principal of  $800 into principal of the Senior Secured Loan. The $800 conversion is included as a gross reduction and gross addition of the Subordinated Loan and Senior Secured Loan, respectively.

Note 14. Subsequent Events Not Disclosed Elsewhere
On March 9, 2017, the Company’s Board declared a distribution of  $0.34 per share for the first quarter of 2017, payable on March 31, 2017 to stockholders of record as of March 17, 2017.

$
   % Notes due 2025
OFS Capital Corporation
PROSPECTUS SUPPLEMENT
Joint Book-running Managers
Ladenburg Thalmann                          Janney Montgomery Scott
Lead Managers
B. Riley FBR	BB&T Capital Markets	National Securities Corporation
April   , 2018